UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04041

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

(formerly known as GE Investments Funds, Inc.)

(Exact name of registrant as specified in charter)

1600 Summer Street

Stamford, Connecticut 06905

(Address of principal executive offices)(Zip code)

SSGA Funds Management, Inc.

1600 Summer Street

Stamford, Connecticut 06905

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 12/31

Date of reporting period: 12/31/16

Item 1.	Reports to Stockholders

Annual Report

31 December 2016

State Street Core Value Equity V.I.S. Fund

(formerly the GE Investments Core Value Equity Fund)

State Street Core Value Equity V.I.S Fund

Annual Report

December 31, 2016

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current summary prospectus of the Fund available for investments thereunder.

State Street Core Value Equity V.I.S. Fund

Notes to Performance — December 31, 2016 (Unaudited)

The information provided on the performance pages relates to the State Street Core Value Equity V.I.S. Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Fund’s website at http://www.ssga.com/geam for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The S&P 500 Index® is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. The Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2017 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

State Street Global Markets, LLC, member of FINRA & SIPC is the principal underwriter and distributor of the State Street V.I.S. Funds and a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The Funds pay State Street Bank and Trust Company for its services as custodian and Fund Accounting agent, and pay SSGA Funds Management, Inc. for investment advisory and administrative services.

Notes to Performance	1

State Street Core Value Equity V.I.S. Fund

Portfolio Management Discussion and Analysis — December 31, 2016 (Unaudited)

Q.	How did the State Street Core Value Equity V.I.S. Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2016?

A.	For the twelve-month period ended December 31, 2016, the State Street Core Value Equity V.I.S. Fund returned 10.46%. The S&P 500® Index (the “S&P 500 Index”), the Fund’s benchmark, returned 11.96% and the Fund’s Morningstar peer group of 295 U.S. Insurance Large Blend Funds returned an average of 11.08% over the same period.

Q.What	market conditions affected the Fund performance?

A.	It was a volatile year for U.S. stocks. However, the market climbed a wall of worry and turned in double-digit gains in the last 12 months. Markets rebounded from serial concerns ranging from China-driven global slowdown and recession fears in early 2016, to The United Kingdom’s astonishing referendum vote to leave the European Union in late June of 2016, to Donald Trump’s populist-tinged presidential victory in November. Despite these uncertainties, U.S. stocks ended the year near all-time highs.

Early in the year, defensive stocks outperformed amid fears that a slowing China would crush global economies. However, by year-end, telecommunications (+23%) was the only defensive “bond-proxy” to hold strong leadership, while real estate (+3%) and staples (+5%) lagged. The cyclical energy (+27%) and financials (+23%) won as interest rates rose and oil prices strengthened—bolstered by OPEC’s late-year production-cut pledge. Industrials (+19%) and materials (+17%) also rallied amid hopes for fiscal stimulus and infrastructure spending in the President-elect Trump era. Health care (-3%) was the S&P 500 Index’s sole negative-returning sector, plagued by negative sentiment around drug pricing, and mixed M&A performance.

The market swung from defensive leadership to cyclical leadership with segments of event-driven volatility in between, creating difficulty for the disciplined long-term investor. Growth stocks de-rated this year, which is not surprising given relative outperformance in the energy, financials, materials and industrials sectors; and small caps outperformed large capitalization stocks. In terms of size, the outlook for pro-domestic President-elect Trump policies benefitted small-cap and lower-quality stock performance.

Q.	What were the primary drivers of Fund performance?

A.	The Fund modestly underperformed, due to lagging stock selections within the utility sector, as well as an unproductive overweight in the lagging health care sector. The Fund’s biotechnology and pharmaceuticals holdings detracted most from performance against a backdrop of negative election-year rhetoric around drug pricing. In general, we have found a good combination of valuation and earnings growth potential in the health care sector. Finally, improving commodity prices and hopes for increased infrastructure spending under Trump lifted the materials sector and the Fund was light in the most economically-sensitive materials companies, including the mining companies. We believe — eight years into the business cycle — that it is too late to be especially pro-cyclically tilted in materials.

On the other hand, the Fund benefited from strong stock selection in the technology sector, and strength in its industrials holdings.

The Fund does not invest in derivatives securities as part of its strategy, but may hold futures contracts or exchange traded funds to equitize cash flows in advance of investment. The effect of derivatives on performance was deminimus for the year.

Q.	Were there any significant changes to the Fund during the period?

A.	There were no significant changes during the period in the portfolio management team or the team’s approach to investing. Health care has remained a key sector overweight. However, the Fund significantly reduced its industrials and consumer discretionary exposures during the year, taking profits as the global growth outlook faded on the margin. We initiated an overweight in utilities, and increased exposure to technology, trimming our underweight positioning. The Fund also increased its exposure to energy and materials, reflecting our outlook for better fundamentals and commodity prices. Finally, the Fund increased its underweights in consumer staples and telecommunications, reflecting the lack of relative value in those sectors.

2	State Street Core Value Equity V.I.S. Fund

State Street Core Value Equity V.I.S. Fund

Understanding Your Fund’s Expenses — December 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2016.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Account value at the beginning of the period July 1, 2016	$1,000.00	$1,000.00
Account value at the end of the period December 31, 2016	$1,078.40	$1,019.31
Expenses paid during the period*	$6.06	$5.89

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.16%** (for the period July 1, 2016-December 31, 2016), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

State Street Core Value Equity V.I.S. Fund	3

State Street Core Value Equity V.I.S. Fund

Performance Summary — December 31, 2016 (Unaudited)

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/16

	One Year	Five Year	Ten Year
Number of funds in peer group	295	274	246
Peer group average annual total return	11.08%	13.15%	5.81%
Morningstar Category in peer group: U.S. Insurance Large Blend

Top Ten Largest Holdings

as of December 31, 2016 (as a % of Fair Value) (a)(b)

Bank of America Corp.	3.36%
Alphabet Inc., Class A	3.21%
Apple Inc.	3.17%
Wells Fargo & Co.	3.04%
Johnson & Johnson	2.50%
JPMorgan Chase & Co.	2.40%
Merck & Company Inc.	2.35%
Comcast Corp., Class A	2.33%
Citigroup Inc.	2.31%
Applied Materials Inc.	2.17%

Sector Allocation as of December 31, 2016

Portfolio composition as a % of Fair Value of $13,210 (in thousands) as of December 31,2016 (a)(b)

Average Annual Total Return for the periods ended December 31, 2016

Class 1 Shares (Inception date: 4/28/00)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Core Value Equity V.I.S. Fund	10.46%	12.15%	6.08%	$18,038
S&P 500® Index	11.96%	14.66%	6.95%	$19,572

4	State Street Core Value Equity V.I.S. Fund

State Street Core Value Equity V.I.S. Fund

Performance Summary, continued — December 31, 2016 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Class G Shares.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The Performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

State Street Core Value Equity V.I.S. Fund	5

State Street Core Value Equity V.I.S. Fund

Schedule of Investments — December 31, 2016

	Number of Shares	Fair Value $

Common Stock - 96.4%†
Aerospace & Defense - 3.0%
General Dynamics Corp.	1,424	245,868
Hexcel Corp.	2,904	149,382

		395,250

Agricultural Products - 1.1%
Archer-Daniels-Midland Co.	3,217	146,856

Airlines - 1.6%
Delta Air Lines Inc.	4,258	209,451

Apparel, Accessories & Luxury Goods - 1.1%
VF Corp.	2,648	141,271

Asset Management & Custody Banks - 2.7%
Ameriprise Financial Inc.	2,067	229,313
Invesco Ltd.	4,266	129,430

		358,743

Auto Parts & Equipment - 1.6%
Delphi Automotive PLC	3,044	205,013

Automotive Retail - 1.4%
Advance Auto Parts Inc.	1,090	184,341

Biotechnology - 3.5%
Amgen Inc.	1,820	266,102
Gilead Sciences Inc.	2,641	189,122

		455,224

Cable & Satellite - 2.3%
Comcast Corp., Class A	4,450	307,273

Communications Equipment - 2.0%
Cisco Systems Inc.	8,865	267,900

Consumer Finance - 2.1%
Discover Financial Services	3,836	276,537

Diversified Banks - 11.2%
Bank of America Corp.	20,090	443,989
Citigroup Inc.	5,139	305,411
JPMorgan Chase & Co.	3,671	316,770
Wells Fargo & Co.	7,291	401,807

		1,467,977

Drug Retail - 0.3%
CVS Health Corp.	550	43,401

Electric Utilities - 2.2%
Exelon Corp.	1,866	66,224
NextEra Energy Inc.	1,841	219,926

		286,150

	Number of Shares	Fair Value $
General Merchandise Stores - 1.5%
Dollar General Corp.	2,668	197,619

Gold - 0.9%
Newmont Mining Corp.	3,552	121,017

Healthcare Equipment - 4.4%
Boston Scientific Corp. (a)	10,546	228,110
Medtronic PLC	3,070	218,676
Stryker Corp.	1,102	132,031

		578,817

Home Improvement Retail - 0.9%
Lowe’s Companies Inc.	1,710	121,615

Housewares & Specialties - 1.4%
Newell Brands Inc.	4,095	182,842

Independent Power Producers & Energy Traders - 0.9%
Calpine Corp. (a)	10,465	119,615

Industrial Conglomerates - 1.3%
Honeywell International Inc.	1,471	170,415

Industrial Gases - 0.9%
Air Products & Chemicals Inc.	834	119,946

Industrial Machinery - 1.8%
Ingersoll-Rand PLC	3,104	232,924

Integrated Oil & Gas - 3.8%
Chevron Corp.	1,437	169,135
Exxon Mobil Corp.	1,193	107,680
Occidental Petroleum Corp.	3,029	215,756

		492,571

Internet Software & Services - 3.2%
Alphabet Inc., Class A (a)	535	423,961

Investment Banking & Brokerage - 0.8%
Morgan Stanley	2,573	108,709

Multi-Line Insurance - 1.6%
The Hartford Financial Services Group Inc.	4,458	212,424

Multi-Utilities - 1.6%
Sempra Energy	2,102	211,545

Oil & Gas Equipment & Services - 0.8%
Schlumberger Ltd.	1,267	106,365

Oil & Gas Exploration & Production - 5.5%
Concho Resources Inc. (a)	554	73,460

See notes to schedule of investments and notes to financial statements.

6	State Street Core Value Equity V.I.S. Fund

State Street Core Value Equity V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

	Number of Shares	Fair Value $

ConocoPhillips	4,433	222,271
Hess Corp.	3,203	199,515
Noble Energy Inc.	5,986	227,827

		723,073

Packaged Foods & Meats - 1.8%
Mondelez International Inc., Class A	5,434	240,889

Paper Packaging - 0.5%
Packaging Corporation of America	702	59,544

Pharmaceuticals - 7.6%
Allergan PLC (a)	1,104	231,851
Johnson & Johnson	2,873	330,998
Merck & Company Inc.	5,267	310,068
Pfizer Inc.	4,062	131,934

		1,004,851

Research & Consulting Services - 1.2%
Nielsen Holdings PLC	3,855	161,717

Semiconductor Equipment - 2.2%
Applied Materials Inc.	8,871	286,267

Semiconductors - 3.3%
NXP Semiconductors N.V. (a)	1,835	179,848
QUALCOMM Inc.	3,962	258,323

		438,171

Soft Drinks - 2.2%
PepsiCo Inc.	2,706	283,129

	Number of Shares	Fair Value $
Specialized REITs - 1.6%
American Tower Corp.	2,002	211,571

Specialty Chemicals - 0.3%
PPG Industries Inc.	426	40,368

Systems Software - 2.0%
Oracle Corp.	6,805	261,652

Technology Hardware, Storage & Peripherals - 4.9%
Apple Inc.	3,617	418,921
Western Digital Corp.	3,315	225,254

		644,175

Trading Companies & Distributors - 1.4%
United Rentals Inc. (a)	1,692	178,641

Total Common Stock (Cost $10,728,768)		12,679,820

Short-Term Investments - 4.0%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.46% (Cost $530,547) (b)(c)(d)	530,547	530,547

Total Investments (Cost $11,259,315)		13,210,367

Liabilities in Excess of Other Assets, net - (0.4)%		(48,753)

NET ASSETS - 100.0%		13,161,614

Other Information:

The Fund had the following long futures contracts open at December 31, 2016:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation

S&P 500 Emini Index Futures	March 2017	1	$111,810	$(1,605)

See notes to schedule of investments and notes to financial statements.

State Street Core Value Equity V.I.S. Fund	7

State Street Core Value Equity V.I.S. Fund

Notes to Schedule of Investments — December 31, 2016

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.
(b)	Sponsored by SSGA Funds Management, Inc., the Funds’ investment adviser and administrator, effective July 1, 2016, and an affiliate of State Street Bank & Trust Co., the Funds’ sub-administrator, custodian and accounting agent.
(c)	At December 31, 2016, all or a portion of this security was pledged to cover collateral requirements for futures.
(d)	Coupon amount represents effective yield.
†	Percentages are based on net assets as of December 31, 2016.

Abbreviations:

REIT - Real Estate Investment Trust

SPDR - S&P Depositary Receipt

Affiliate Table

	Number of Shares Held at 12/31/15	Value At 12/31/15	Shares Purchased	Shares Sold	Number of Shares Held at 12/31/16	Value at 12/31/16	Dividend/ Interest Income	Realized Gain (Loss)
Financial Select Sector SPDR Fund	1,837	$—	200	2,037	—	$—	$226	$12,664
Industrial Select Sector SPDR Fund	3,312	175,569	983	4,295	—	—	2,205	73,471
State Street Corp.	3,083	204,588	—	3,083	—	—	969	(49,013)
State Street Institutional U.S. Government Money Market Fund - Class G Shares	660,241	660,241	4,924,479	5,054,173	530,547	530,547	1,124	—

		$1,040,398				$530,547	$4,524	$37,122

8	Notes to Schedule of Investments

State Street Core Value Equity V.I.S. Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/16	12/31/15*	12/31/14*		12/31/13*		12/31/12*
Inception date							4/28/00
Net asset value, beginning of period	$9.46	$11.03	$11.89		$9.67		$8.63

Income/(loss) from investment operations:
Net investment income	0.11	0.11	0.12		0.11		0.12
Net realized and unrealized gains/(losses) on investments	0.88	(0.59)	1.26		3.09		1.04

Total income/(loss) from investment operations	0.99	(0.48)	1.38		3.20		1.16

Less distributions from:
Net investment income	0.11	0.11	0.11		0.11		0.12
Net realized gains	0.41	0.98	2.13		0.87		—

Total distributions	0.52	1.09	2.24		0.98		0.12

Net asset value, end of period	$9.93	$9.46	$11.03		$11.89		$9.67

Total Return(a)	10.46%	(4.56)%	11.51%		33.08%		13.41%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$13,162	$14,279	$17,025		$17,993		$15,523

Ratios to average net assets:
Net expenses	1.13%	1.05%	1.01	%(b)	1.02	%(b)	1.08	%(b)
Gross expenses	1.13%	1.05%	1.01%		1.02%		1.08%
Net investment income	1.06%	0.91%	0.88%		0.89%		1.14%
Portfolio turnover rate	45%	43%	50%		43%		62%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.
*	Beginning with the fiscal year ended December 31, 2016, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

See accompanying notes to financial statements.

Financial Highlights	9

State Street Core Value Equity V.I.S. Fund

Statement of Assets and Liabilities — December 31, 2016

Assets
Investments in securities, at fair value (cost $10,728,768)	$12,679,820
Short-term affiliated investments, at fair value	530,547
Cash	1,242
Income receivable	18,928
Receivable for fund shares sold	104
Income receivable from affiliated investments	158
Other assets	640

Total assets	13,231,439

Liabilities
Payable for fund shares redeemed	24,083
Payable for variation margin on open futures contracts	445
Payable to the Adviser (Note 6)	7,323
Payable to the Custodian (Note 6)	12,111
Accrued other expenses	25,863

Total liabilities	69,825

Net Assets	$13,161,614

Net Assets Consist of:
Capital paid in	$11,133,718
Undistributed (distributions in excess of) net investment income	1,057
Accumulated net realized gain	77,392
Net unrealized appreciation (depreciation) on:
Investments	1,951,052
Futures	(1,605)

Net Assets	$13,161,614

Shares outstanding ($0.01 par value; unlimited shares authorized)	1,325,455
Net asset value per share	$9.93

See accompanying notes to financial statements.

10	Statement of Assets and Liabilities

State Street Core Value Equity V.I.S. Fund

Statement of Operations — For the year ended December 31, 2016

Investment Income
Income
Dividend	$287,911
Interest	2,395
Dividend income from affiliated investments	4,524

Total income	294,830

Expenses
Advisory and administration fees (Note 6)	87,894
Directors’ fees (Note 6)	917
Custody and accounting expenses — net (Note 6)	32,577
Professional fees	22,045
Other expenses	9,124

Total Expenses	152,557

Net investment income	$142,273

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments	$497,372
Affiliated investments	37,122
Futures	33,266
Increase (decrease) in unrealized appreciation/depreciation on:
Investments	629,374
Futures	(6,751)

Net realized and unrealized gain (loss) on investments	1,190,383

Net Increase in Net Assets Resulting from Operations	$1,332,656

See accompanying notes to financial statements.

Statement of Operations	11

State Street Core Value Equity V.I.S. Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015*

Increase (Decrease) in Net Assets

Operations:
Net investment income	$142,273	$143,531
Net realized gain (loss) on investments and futures transactions	567,760	1,176,542
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	622,623	(2,027,057)

Net increase (decrease) from operations	1,332,656	(706,984)

Distributions to shareholders from:
Net investment income	(141,062)	(142,667)
Net realized gains	(520,035)	(1,323,704)

Total distributions	(661,097)	(1,466,371)

Increase (decrease) in assets from operations and distributions	671,559	(2,173,355)

Share transactions:
Proceeds from sale of shares	83,668	260,975
Value of distributions reinvested	661,097	1,466,371
Cost of shares redeemed	(2,533,773)	(2,300,168)

Net increase (decrease) from share transactions	(1,789,008)	(572,822)

Total increase (decrease) in net assets	(1,117,449)	(2,746,177)

Net Assets
Beginning of year	14,279,063	17,025,240

End of year	$13,161,614	$14,279,063

Undistributed (distributions in excess of) net investment income, end of year	$1,057	$(1)

Changes in Fund Shares
Shares sold	9,068	24,989
Issued for distributions reinvested	66,242	152,588
Shares redeemed	(259,853)	(210,528)

Net decrease in fund shares	(184,543)	(32,951)

*	Beginning with the year ended December 31, 2016, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

See accompanying notes to financial statements.

12	Statements of Changes in Net Assets

State Street Core Value Equity V.I.S. Fund

Notes to Financial Statements — December 31, 2016

1.	Organization of the Company

State Street Variable Insurance Series Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to November 30, 2016, the Company was named GE Investments Funds, Inc. The Company is currently composed of the following eight investment portfolios (collectively, the “Funds”): State Street U.S. Equity V.I.S. Fund, State Street S&P 500 Index V.I.S. Fund, State Street Premier Growth Equity V.I.S. Fund, State Street Core Value Equity V.I.S. Fund (the “Fund”), State Street Small-Cap Equity V.I.S. Fund, State Street Total Return V.I.S. Fund, State Street Income V.I.S. Fund and State Street Real Estate Securities V.I.S. Fund. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. Each Fund is a diversified investment company within the meaning of the 1940 Act.

Effective November 30, 2016, each individual Fund changed its respective name as follows:

Old Name	New Name
GE Investments U.S. Equity Fund	State Street U.S. Equity V.I.S. Fund
GE Investments S&P 500 Index Fund	State Street S&P 500 Index V.I.S. Fund
GE Investments Premier Growth Equity Fund	State Street Premier Growth Equity V.I.S. Fund
GE Investments Core Value Equity Fund	State Street Core Value Equity V.I.S. Fund
GE Investments Small-Cap Equity Fund	State Street Small-Cap Equity V.I.S. Fund
GE Investments Total Return Fund	State Street Total Return V.I.S. Fund
GE Investments Income Fund	State Street Income V.I.S. Fund
GE Investments Real Estate Securities Fund	State Street Real Estate Securities V.I.S. Fund

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. SSGA Funds Management, Inc. (“SSGA FM”) is the investment adviser and administrator of each of the Funds effective July 1, 2016. Prior to July 1, 2016, GE Asset Management Incorporated (“GEAM”) served as the investment adviser and administrator to each Fund.

The Company currently offers one share class (Class 1) of the Fund as an investment option for variable life insurance and variable annuity contracts.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. At a meeting held on December 14, 2016, the Board of Directors of the Company approved a plan of dissolution, liquidation and termination of the Fund. As a result, the plan will be implemented to liquidate the assets of the Fund and to cease the Fund’s operations after the proceeds are paid to remaining shareholders. The liquidation of the Fund is expected to occur on or about April 28, 2017 (the “Liquidation Date”). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Foreign Currency  Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

Notes to Financial Statements	13

State Street Core Value Equity V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern Time.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives  The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into various types of derivative transactions (such as options, futures, and options on futures) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.

Futures Contracts  A futures contract is an agreement to buy or sell a specific amount of a commodity, financial instrument, currency or index at a particular price and future date. During the fiscal year ended December 31, 2016, the Fund invested in stock index futures contracts to gain equity exposure for accumulating and residual cash positions. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by the investment adviser and reimbursed by the Fund.

Federal Income Taxes   The Fund intends to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies, including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

14	Notes to Financial Statements

State Street Core Value Equity V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

•	Level 1 — Quoted prices for identical investments in active markets.

•	Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

•	Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. The investment adviser performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities, which may not necessarily represent the last sales price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances, the Fund typically classifies the investment securities in Level 2.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Investments in registered investment companies are valued at the published daily net asset value (“NAV”) and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Company’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of the investment adviser. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that

Notes to Financial Statements	15

State Street Core Value Equity V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016 are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2016:

Investments	Level 1	Level 2	Level 3	Total

Investments in Securities†
Common Stock	$12,679,820	$—	$—	$12,679,820
Short-Term Investments	530,547	—	—	530,547

Total Investments in Securities	$13,210,367	$—	$—	$13,210,367

Other Financial Instruments*
Long Futures Contracts — Unrealized Depreciation	$(1,605)	$—	$—	$(1,605)

†	See Schedule of Investments for Industry Classification.
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

There were no transfers between fair value levels during the period. Transfers between fair value levels are recognized at the beginning of the period.

4.	Derivatives Disclosure

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB ASC No. 815 Derivatives and Hedging (“ASC 815”) as of December 31, 2016.

	Asset Derivatives December 31, 2016		Liability Derivatives December 31, 2016
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)	Location in the Statement of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/(Depreciation) on Futures	—	Liabilities, Net Assets — Net Unrealized Appreciation/(Depreciation) on Futures	(1,605)

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure, none of which are accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	2,326,814/ (2,648,644)	33,266	(6,751)

16	Notes to Financial Statements

State Street Core Value Equity V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

During the fiscal year ended December 31, 2016, the Fund had an average notional value of $192,101 on long futures contracts. Please refer to the table following the Schedule of Investments for open futures contracts at December 31, 2016.

5.	Line of Credit

Prior to July 1, 2016, the Company shared a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility was with the Company’s custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility required the payment of a commitment fee equal to 0.20% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by each Fund generally was borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the higher of the 1-Month LIBOR plus 1.25% and the Overnight Federal Funds Rate plus 1.25% and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund was the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facility was not utilized by the Fund during the fiscal year ended December 31, 2016. The revolving credit facility with State Street was terminated effective June 30, 2016.

Currently, the Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires October 12, 2017, unless extended or renewed.

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate. From July 1, 2016, the date the Funds were added to this credit facility, through October 12, 2016, interest was calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%.

The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2016.

6.	Compensation and Fees Paid to Affiliates

SSGA FM, a registered investment adviser, was retained by the Company’s Board of Directors effective July 1, 2016 to act as investment adviser and administrator of the Fund. SSGA FM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.65%.

State Street serves as the sub-administrator and custodian to the Funds. Amounts paid by the Fund to State Street for performing such services are included in advisory and administration and custody and accounting expenses, respectively.

Prior to July 1, 2016, GEAM served as the Fund’s investment adviser and administrator and the Fund paid GEAM a Management Fee at an annualized rate of 0.65%.

Directors’ Compensation  The Fund pays no compensation to its Directors who are officers or employees of SSGA FM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by SSGA FM. Compensation paid to non-interested Directors is reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about Directors’ compensation, please refer to the Funds’ Statement of Additional Information.)

Other Transactions with Affiliates  In December 2015, State Street announced a review of the manner in which it invoiced certain expenses to certain of its Investment Servicing clients, primarily in the United States, during an 18-year period going back to 1998 and its determination that it had incorrectly invoiced clients for certain expenses. State Street informed its clients that it will pay to them the expenses it concluded were incorrectly invoiced to them, plus interest.

Notes to Financial Statements	17

State Street Core Value Equity V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

The Fund within this annual report was impacted by this matter. The amounts in the table below represent the refunded expenses and interest received by the Fund for the periods in question.

Refunded Custody Expense*	Interest*	Total	% of Net Assets at 12/31/16
2,481	1,272	3,753	0.029%

*	Refunded Custody Expense and Interest appear on the Statement of Operations in Custody and accounting expenses – net and Interest income, respectively.

7.	Investment Transactions

Purchases and Sales of Securities  The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the fiscal year ended December 31, 2016, were as follows:

Non-U.S. Government Securities
Purchases	Sales

$5,930,794	$8,011,700

Affiliated Investments  The Fund may invest in affiliated entities, including securities issued by State Street, affiliated funds, or entities deemed to be affiliates as a result of the Fund owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the fiscal year ended December 31, 2016 are disclosed in the Schedule of Investments.

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2013, 2014, 2015, and 2016 fiscal year tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2016, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Cost of Investments For Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed Income	Undistributed Accum. Capital Gain/(Loss)	Late-Year Losses
	Appreciation	Depreciation	Investments	Derivatives/ Currency

$11,331,456	$2,187,389	$(308,478)	$1,878,911	$–	$1,057	$147,930	$–

As of December 31, 2016, the Fund had no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund incurred no such losses for the fiscal year ended December 31, 2016.

18	Notes to Financial Statements

State Street Core Value Equity V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total

2016	$141,062	$520,035	$661,097
2015	142,090	1,324,281	1,466,371

Distributions to Shareholders  The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) distributions from Real Estate Investment Trusts, investments in futures, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the fiscal year ended December 31, 2016 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In

$(153)	$153	$—

9.	Change in Audit Firm

KPMG LLP (“KPMG”) served as the independent registered certified public accounting firm of the Company through its resignation as of June 30, 2016. On September 9, 2016, upon recommendation by the Audit Committee of the Company, the Company’s Board of Directors selected Ernst & Young LLP (“EY”) to replace KPMG as the independent public accountant for the fiscal year ended December 31, 2016.

The reports of KPMG on the financial statements for the fiscal years ended December 31, 2014 and December 31, 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2015 and through the period ended June 30, 2016, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused them to make reference thereto in their reports on the financial statements for such years or periods.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2015 and through the period ended June 30, 2016, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Funds requested and KPMG furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as Exhibit 77 to Form N-SAR for the period ended December 31, 2016.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2015 and through September 9, 2016, neither the Company nor anyone on its behalf has consulted EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Notes to Financial Statements	19

State Street Core Value Equity V.I.S. Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of State Street Variable Insurance Series Funds, Inc. and Shareholders of State Street Core Value Equity V.I.S. Fund:

We have audited the accompanying statement of assets and liabilities of the State Street Core Value Equity V.I.S. Fund (formerly GE Investments Core Value Equity Fund) (one of the funds constituting State Street Variable Insurance Series Funds, Inc. (formerly GE Investment Funds, Inc.)) (the “Fund”), including the schedule of investments, as of December 31, 2016, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2015 and the financial highlights for periods ended prior to January 1, 2016 were audited by another independent registered public accounting firm whose report, dated February 19, 2016, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street Core Value Equity V.I.S. Fund (one of the funds constituting State Street Variable Insurance Series Funds, Inc.) at December 31, 2016, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 17, 2017

20	Report of Independent Registered Public Accounting Firm

State Street Core Value Equity V.I.S. Fund

Tax Information — December 31, 2016 (Unaudited)

For the fiscal year ended December 31, 2016, the Fund hereby designates $520,035 as capital gain dividends, or the amount ultimately treated as capital gain net income.

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

Tax Information	21

State Street Core Value Equity V.I.S. Fund

Special Meeting of Shareholders — Voting Results (Unaudited)

On November 2, 2016, the State Street Variable Insurance Series Funds, Inc. (formerly known as GE Investments Funds, Inc.) (the “Company”) held a special meeting of shareholders of each series portfolio of the Company (collectively, the “Funds”), including shareholders of the State Street Core Value Equity V.I.S. Fund (formerly known as the Core Value Equity Fund) (the “Fund”). Shareholders of record on August 31, 2016 were entitled to vote on the proposals. For each proposal shareholders of all Funds voted together and not by Fund or share class. At the meeting, all proposals were approved by the Fund’s shareholders and the following votes were recorded:

Proposal 1:

Approval of an amendment to the Articles of Incorporation of the Company to change the name of the Company from GE Investments Funds, Inc. to State Street Variable Insurance Series Funds, Inc.

Company Votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	129,623,837.819	89.283%	89.283%
Against	10,047,818.534	6.921%	6.921%
Abstain	5,511,041.282	3.796%	3.796%
Total	145,182,697.634	100.000%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,193,140.607	88.388%	88.388%
Against	120,609.862	8.935%	8.935%
Abstain	36,143.133	2.677%	2.677%
Total	1,349,893.601	100.000%	100.000%

Proposal 2:

Approval of an amendment to the Articles of Incorporation of the Company to permit the Board of Directors to change the name of the Company without seeking shareholder approval.

Company votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	118,220,823.871	81.429%	81.429%
Against	21,486,028.150	14.799%	14.799%
Abstain	5,475,845.611	3.772%	3.772%
Total	145,182,697.634	100.000%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,148,917.070	85.112%	85.112%
Against	160,387.498	11.881%	11.881%
Abstain	40,589.034	3.007%	3.007%
Total	1,349,893.601	100.000%	100.000%

22	Special Meeting of Shareholders — Voting Results

State Street Core Value Equity V.I.S. Fund

Additional Information — December 31, 2016 (Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. Matthew J. Simpson resigned as a Director of the Fund effective June 30, 2016.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS AND EXECUTIVE OFFICERS
Jeanne M. La Porta c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 51	Director and President	Until successor is elected and qualified – 2 years	Senior Managing Director at State Street Global Advisors since July 2016; President of GE Retirement Savings Plan Funds since July 2016; Senior Vice President and Commercial Operations Leader at GEAM from March 2014 to July 2016; President of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds from March 2014 to November 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of State Street Institutional Funds from July 2003 to April 2014; Vice President of Elfun Funds from October 2003 to July 2016; Vice President of GE Retirement Savings Plan Funds from October 2003 to July 2016; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.	22	Trustee and President of State Street Institutional Funds since 2014; Trustee of Elfun Funds since 2014.

Additional Information	23

State Street Core Value Equity V.I.S. Fund

Additional Information, continued — December 31, 2016 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS AND EXECUTIVE OFFICERS (continued)
JoonWon Choe c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 47	Vice President & Secretary	Until successor is elected and qualified – 6 years	Managing Director and Managing Counsel at State Street Global Advisors since July 2016; Senior Vice President and Deputy General Counsel at GEAM from March 2011 to July 2016; Vice President and Secretary of State Street Institutional Funds since September 2010; Vice President and Assistant Secretary of GE Retirement Savings Plan Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds from September 2010 to July 2016; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010; and Vice President and Secretary of GE Funds from September 2010 to February 2011.	N/A	N/A

Robert Herlihy c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 49	Chief Compliance Officer	Until successor is elected and qualified – 11 years	Managing Director at State Street Global Advisors since July 2016; Deputy Chief Compliance Officer of Elfun Funds since July 2016; Chief Compliance Officer of State Street Institutional Funds and GE Retirement Savings Plan Funds since July 2005; Chief Compliance Officer of GEAM and Elfun Funds from July 2005 to July 2016; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002-2005.	N/A	N/A

Arthur A. Jensen c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 50	Treasurer	Until successor is elected and qualified – 6 years	Vice President at State Street Global Advisors since July 2016; Deputy Treasurer of Elfun Funds since July 2016; Treasurer of State Street Institutional Funds and GE Retirement Savings Plan Funds since June 2011; Treasurer of Elfun Funds from June 2011 to July 2016; Mutual Funds Controller of GEAM from April 2011 to July 2016; Senior Vice President at Citigroup from 2008 to 2010; and Vice President at JPMorgan from 2005 to 2008.	N/A	N/A

24	Additional Information

State Street Core Value Equity V.I.S. Fund

Additional Information, continued — December 31, 2016 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS AND EXECUTIVE OFFICERS (continued)
Brian Harris c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 43	Deputy Chief Compliance Officer	Until successor is elected and qualified – less than 1 year	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010 – 2013); Director of Compliance, AARP Financial Inc. (2008 – 2010).	N/A	N/A

Bruce S. Rosenberg c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 55	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).	N/A	N/A

Ann M. Carpenter c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 50	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Chief Operating Officer, SSGA Funds Management, Inc. (April 2014 – present); Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2005 – present).*	N/A	N/A

Chad C. Hallett c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 47	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).	N/A	N/A

*	Served in various capacities and/or with various affiliated entities during noted time period.

Additional Information	25

State Street Core Value Equity V.I.S. Fund

Additional Information, continued — December 31, 2016 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
NON-INTERESTED DIRECTORS
John R. Costantino c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 70	Chairman of the Board	Until successor is elected and qualified – 20 years	General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.	16	Trustee of State Street Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

R. Sheldon Johnson c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 70	Director	Until successor is elected and qualified – 6 years	Retired, 2006 to present; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.	16	Trustee of State Street Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 54	Director	Until successor is elected and qualified – 5 years	Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.	16	Trustee of State Street Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

26	Additional Information

State Street Core Value Equity V.I.S. Fund

Investment Team (Unaudited)

Investment Adviser and Administrator

SSGA Funds Management, Inc.

Board of Directors

John R. Costantino, Chairman

R. Sheldon Johnson

Jeanne M. La Porta

Donna M. Rapaccioli

Secretary

JoonWon Choe

Chief Compliance Officer

Robert Herlihy

Deputy Chief Compliance Officer

Brian Harris

Treasurer

Arthur A. Jensen

Assistant Treasurers

Bruce S. Rosenberg

Ann M. Carpenter

Chad C. Hallett

Distributor

State Street Global Markets, LLC

Member FINRA and SIPC

Custodian

State Street Bank and Trust Company

Investment Team	27

Investment Adviser

SSGA Funds Management, Inc.

1600 Summer Street

Stamford, CT 06905

or at:

P.O. Box 7900

Stamford, CT 06904-7900

Distributor

State Street Global Markets, LLC

Member FINRA and SIPC

State Street Financial Center

One Lincoln Street

Boston, MA 02111

www.ssga.com/geam

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund’s website at http://www.ssga.com/geam; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.ssga/geam; and (ii) on the Commission’s website at http://www.sec.gov.

IBG-22832

Annual Report

31 December 2016

State Street Income V.I.S. Fund

(formerly GE Investments Income Fund)

State Street Income V.I.S. Fund

Annual Report

December 31, 2016

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current summary prospectus of the Fund available for investments thereunder.

State Street Income V.I.S. Fund

Notes to Performance — December 31, 2016 (Unaudited)

The information provided on the performance pages relates to the State Street Income V.I.S. Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Fund’s website at http://www.ssga.com/geam for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market.

The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2017 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

State Street Global Markets, LLC, member of FINRA & SIPC is the principal underwriter and distributor of the State Street V.I.S. Funds and a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The Funds pay State Street Bank and Trust Company for its services as custodian and Fund Accounting agent, and pay SSGA Funds Management, Inc. for investment advisory and administrative services.

Notes to Performance	1

State Street Income V.I.S. Fund

Portfolio Management Discussion and Analysis — December 31, 2016 (Unaudited)

Q.	How did the State Street Income V.I.S. Fund perform compared to its benchmark for the twelve-month period ended December 31, 2016?

A.	For the twelve-month period ended December 31, 2016, the State Street Income V.I.S. Fund returned 2.98%. The Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s benchmark, returned 2.65% and the Fund’s Morningstar peer group of 220 U.S. Insurance Intermediate-Term Bond funds returned an average of 3.22% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	The two primary market factors that affected the Fund’s performance were the movement in interest rates and credit spreads over the period. U.S. Treasury yields fell in the first half of 2016 as the timing of a Federal Reserve rate hike was pushed out due to slow growth expectations. The U.S. Treasury 10 year note yield hit a low of 1.35% in July of 2016 from 2.28% at the start of the year. Rates jumped higher after the November elections. President-elect Trump’s proposal for fiscal stimulus, tax cuts and regulatory reform increased investors’ growth outlook and increased the probability of a rate hike which was met in December when the Federal Open Market Committee raised its Fed Funds target to 0.50-0.75%. The 10-year treasury yield ended the year at 2.45%. Credit spreads spiked early in the year but then steadily tightened from mid-February of 2016 until year-end. The option-adjusted spread (“OAS”) on the Bloomberg Barclays US Credit Index peaked at +200 basis points (“bps”) in February and finished the year at +118 bps, down -40 bps for the year. Similarly, the OAS on the Barclays US High Yield Index reached +840 bps before dropping to +410 bps by year-end (down -220 bps for the year).

Q.	What were the primary drivers of Fund performance?

A.	The largest driver of the Fund’s outperformance versus its benchmark came from its relative sector allocation. Exposure to high yield (not in the benchmark) added over +65 bps as the Ba/B rated high yield market returned over +14%. The overweight in investment grade credit added roughly +25 bps due to tightening spreads. The Fund’s duration and curve positioning biased towards lower rates in the first half and a steeper curve in the second half contributed roughly +30 bps. Security selection in investment grade credit and commercial mortgage-backed securities (“CMBS”) added slightly to performance. The use of CDXHY (high yield credit swap) as a hedge against the cash positions detracted roughly -10 bps.

Q.	Were there any significant changes to the Fund during the period?

A.	The Fund’s duration positioning was biased long relative to the benchmark in the first half of the year then was reduced to neutral in the third quarter and maintained throughout the rest of the year. In general, the credit risk of the Fund was reduced during the year. The spread duration targets (excess above the index) for CMBS, investment grade and high-yield credit were cut nearly in half as credit spreads tightened during the year.

2	State Street Income V.I.S. Fund

State Street Income V.I.S. Fund

Understanding Your Fund’s Expenses — December 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2016.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Account value at the beginning of the period	$1,000.00	$1,000.00
Account value at the end of the period	$981.00	$1,019.36
Expenses paid during the period*	$5.73	$5.84

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.15% (for the period July 1, 2016-December 31, 2016), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

State Street Income V.I.S. Fund	3

State Street Income V.I.S. Fund

Performance Summary — December 31, 2016 (Unaudited)

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/16

	One Year	Five Year	Ten Year
Number of funds in peer group	220	205	166
Peer group average annual total return	3.22%	2.62%	4.05%
Morningstar Category in peer group: U.S. Insurance Intermediate-Term Bond

Average Annual Total Return for the periods ended December 31, 2016

Class 1 Shares (Inception date: 1/03/95)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Income V.I.S. Fund	2.98%	2.37%	3.35%	$13,909
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%	$15,300

Quality Ratings

as of December 31, 2016 as a % of Fair Value (a)(b)

Moody’s / S&P /Rating*	Percentage of Fair Value
Aaa / AAA	14.0%
Aa / AA	41.8%
A / A	9.4%
Baa / BBB	18.6%
Ba / BB and lower	8.7%
NR / Other	7.5%
100.0%

Sector Allocation as of December 31, 2016

Portfolio composition as a % of Fair Value of $28,934 (in thousands) as of December 31, 2016 (a)(b)

4	State Street Income V.I.S. Fund

State Street Income V.I.S. Fund

Performance Summary, continued — December 31, 2016 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Class G Shares.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

*	Moody’s Investors Services, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”) are nationally recognized statistical rating organizations. The quality ratings represent the lower of Moody’s or S&P credit ratings. When a rating from only one of the rating agencies is available, that rating is used. Securities not rated by Moody’s or S&P are categorized as not rated. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of quality. In formulating investment decisions for the Fund, SSGA Funds Management, Inc. develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

State Street Income V.I.S. Fund	5

State Street Income V.I.S. Fund

Schedule of Investments — December 31, 2016

		Principal Amount $	Fair Value $

Bonds and Notes - 99.7%†
U.S. Treasuries - 19.8%
U.S. Treasury Bond
2.88%	11/15/46 (a)	588,000	566,300
U.S. Treasury Notes
0.75%	09/30/18 (a)	563,100	559,199
0.88%	10/15/18 - 06/15/19 (a)	1,644,300	1,634,009
1.00%	10/15/19 (a)	18,000	17,799
1.25%	10/31/21 (a)	665,300	644,492
1.38%	08/31/23 - 09/30/23 (a)	910,600	861,536
2.13%	11/30/23 (a)	778,300	772,183

			5,055,518

Agency Mortgage Backed - 29.1%
Federal Home Loan Mortgage Corp.
4.50%	06/01/33 - 02/01/35 (a)	4,694	5,055
5.00%	07/01/35 - 06/01/41 (a)	181,769	202,016
5.50%	05/01/20 - 01/01/38	66,990	76,120
6.00%	04/01/17 - 05/01/20	2,417	2,486
6.00%	04/01/29 - 11/01/37 (a)	159,839	183,646
6.50%	02/01/29 (a)	83	93
6.93%	06/01/26 (b)	60,000	80,703
7.00%	06/01/29 - 08/01/36 (a)	32,745	36,248
7.50%	01/01/30 - 09/01/33 (a)	4,512	4,806
8.00%	11/01/30 (a)	5,720	6,428
8.50%	04/01/30 (a)	6,558	7,835
Federal National Mortgage Assoc.
3.00%	02/01/43 - 10/01/46 (a)	869,606	867,859
3.50%	11/01/42 - 08/01/45 (a)	81,324	83,684
4.00%	05/01/19 - 06/01/19	10,849	11,170
4.00%	01/01/41 - 03/01/44 (a)	457,543	483,310
4.50%	05/01/18 - 08/01/20	26,090	26,842
4.50%	07/01/33 - 01/01/41 (a)	415,661	447,844
5.00%	03/01/34 - 08/01/35 (a)	72,655	80,156
5.50%	06/01/20 - 11/01/35	76,060	82,574
5.50%	12/01/32 - 01/01/39 (a)	180,125	201,414
6.00%	10/01/19 - 03/01/21	6,354	6,621
6.00%	02/01/33 - 07/01/35 (a)	258,197	296,316
6.50%	07/01/17 - 03/01/19	2,588	2,621
6.50%	10/01/28 - 08/01/34 (a)	36,830	41,587
7.00%	04/01/17 - 08/01/17	899	904
7.00%	01/01/30 - 02/01/34 (a)	9,143	9,829
7.50%	11/01/22 - 12/01/33 (a)	26,431	28,280
8.00%	08/01/25 - 01/01/33 (a)	12,205	13,515
9.00%	12/01/17 - 12/01/22 (a)	991	1,070
Federal National Mortgage Assoc. 1.60% + 12 month USD LIBOR
2.72%	04/01/37 (c)	1,007	1,030
Federal National Mortgage Assoc.
2.50%	TBA (d)	290,976	291,296
3.00%	TBA (d)	218,232	223,862
3.50%	TBA (d)	1,516,372	1,553,220

		Principal Amount $	Fair Value $
Government National Mortgage Assoc.
3.50%	05/20/43 (a)	58,760	61,320
4.00%	01/20/41 - 04/20/43 (a)	204,117	218,580
4.50%	08/15/33 - 03/20/41 (a)	139,077	150,262
4.50%	09/15/34	13,554	14,787
6.00%	04/15/27 - 04/15/34 (a)	117,463	136,597
6.50%	04/15/19	1,019	1,049
6.50%	03/15/24 - 08/15/34 (a)	53,438	60,939
7.00%	01/15/28 - 10/15/36 (a)	37,260	40,502
7.50%	11/15/31 (a)	329	331
8.50%	10/15/17 (a)	99	99
9.00%	11/15/17 - 12/15/21	346	382
9.00%	11/15/17 (a)	2	2
Government National Mortgage Assoc. 1.50% + 1 year CMT
2.00%	02/20/23 - 02/20/26 (c)	5,185	5,288
Government National Mortgage Assoc.
3.00%	TBA (d)	539,492	545,858
3.50%	TBA (d)	809,239	840,637

			7,437,073

Agency Collateralized Mortgage Obligations - 2.0%
Federal Home Loan Mortgage Corp.
0.08%	09/25/43 (c,e)	592,924	1,254
Federal Home Loan Mortgage Corp. REMIC
3.50%	09/15/29 - 11/15/30 (e)	87,352	7,646
5.50%	06/15/33 (e)	29,615	5,975
7.50%	07/15/27 (e)	2,635	435
Federal Home Loan Mortgage Corp. REMIC 6.00% - 1 month USD LIBOR
5.30%	08/15/43 (c,e)	231,811	48,255
Federal Home Loan Mortgage Corp. REMIC 6.10% - 1 month USD LIBOR
5.40%	06/15/41 - 08/15/46 (c,e)	547,134	83,681
Federal Home Loan Mortgage Corp. REMIC 6.20% - 1 month USD LIBOR
5.50%	10/15/42 (c,e)	172,373	33,545
Federal Home Loan Mortgage Corp. REMIC 6.60% - 1 month USD LIBOR
5.90%	08/15/25 (c,e)	43,494	4,454
Federal Home Loan Mortgage Corp. STRIPS
1.47%	08/01/27 (f,g)	341	275
8.00%	02/01/23 - 07/01/24 (e)	1,146	207
Federal Home Loan Mortgage Corp. STRIPS 5.95% - 1 month USD LIBOR
5.25%	08/15/43 - 03/15/44 (c,e)	380,299	76,634
Federal National Mortgage Assoc. REMIC
0.51%	12/25/22 (f,g)	54	40
1.22%	12/25/42 (c,e)	32,846	1,590
5.00%	09/25/40 (e)	43,704	4,799
7.00%	09/25/20	147	153
8.00%	05/25/22 (e)	1	23

See notes to schedule of investments and notes to financial statements.

6	State Street Income V.I.S. Fund

State Street Income V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

		Principal Amount $	Fair Value $

Federal National Mortgage Assoc. REMIC 6.00% - 1 month USD LIBOR
5.24%	07/25/38 - 08/25/42 (c,e)	611,711	123,106
Federal National Mortgage Assoc. REMIC 6.60% - 1 month USD LIBOR
5.84%	10/25/43 (c,e)	160,898	37,363
Federal National Mortgage Assoc. REMIC 7.50% - 1 month USD LIBOR
6.74%	05/25/18 (c,e)	13,683	409
Federal National Mortgage Assoc. STRIPS
1.87%	12/25/34 (f,g)	25,727	22,360
4.50%	08/25/35 - 01/25/36 (e)	32,919	6,132
5.00%	03/25/38 - 05/25/38 (e)	18,173	3,494
5.50%	12/25/33 (e)	7,571	1,500
6.00%	01/25/35 (e)	12,561	2,544
7.50%	11/25/23 (e)	6,135	1,051
8.00%	08/25/23 - 07/25/24 (e)	2,277	459
8.50%	07/25/22 (e)	43	5
9.00%	05/25/22 (e)	41	5
Government National Mortgage Assoc.
4.50%	10/20/37 - 08/16/39 (e)	53,389	3,502
5.00%	10/20/37 - 09/20/38 (e)	32,161	1,241
Government National Mortgage Assoc. 6.25% - 1 month USD LIBOR
5.51%	02/20/40 (c,e)	178,130	30,100
Government National Mortgage Assoc. 6.80% - 1 month USD LIBOR
6.09%	01/16/40 (c,e)	39,031	6,706

			508,943

Corporate Notes - 41.2%
21st Century Fox America Inc.
3.38%	11/15/26 (h)	25,000	24,470
3.70%	10/15/25	11,000	11,119
4.75%	11/15/46 (h)	6,000	6,006
4.95%	10/15/45	5,000	5,129
6.65%	11/15/37	15,000	18,430
ABB Finance USA Inc.
1.63%	05/08/17	41,000	41,065
Abbott Laboratories
2.90%	11/30/21	50,000	49,881
3.75%	11/30/26	35,000	34,739
4.90%	11/30/46	15,000	15,365
AbbVie Inc.
2.00%	11/06/18	31,000	31,065
3.20%	05/14/26	20,000	19,001
4.45%	05/14/46	12,000	11,468
ACCO Brands Corp.
5.25%	12/15/24 (h)	17,000	17,117
6.75%	04/30/20	44,000	46,200
Actavis Funding SCS
1.30%	06/15/17	27,000	26,985
3.00%	03/12/20	23,000	23,307

		Principal Amount $	Fair Value $
3.45%	03/15/22	32,000	32,448
3.80%	03/15/25	25,000	24,998
4.75%	03/15/45	5,000	4,899
Aetna Inc.
2.40%	06/15/21	26,000	25,859
3.20%	06/15/26	26,000	25,683
3.50%	11/15/24	29,000	29,386
Aflac Inc.
4.00%	10/15/46	17,000	16,166
Agrium Inc.
4.90%	06/01/43	17,000	16,905
Altria Group Inc.
2.63%	09/16/26	16,000	15,128
2.95%	05/02/23	23,000	22,961
3.88%	09/16/46	5,000	4,605
4.50%	05/02/43	3,000	3,043
American Axle & Manufacturing Inc.
6.25%	03/15/21	33,000	34,072
6.63%	10/15/22	9,000	9,281
American Campus Communities Operating Partnership LP
4.13%	07/01/24	12,000	12,289
American Electric Power Company Inc.
2.95%	12/15/22	36,000	36,188
American Express Co.
3.63%	12/05/24	23,000	23,067
American International Group Inc.
3.75%	07/10/25	5,000	5,026
4.50%	07/16/44	9,000	8,858
4.80%	07/10/45	5,000	5,180
American Tower Corp. (REIT)
3.38%	10/15/26	25,000	23,632
3.40%	02/15/19	44,000	44,949
AmeriGas Partners LP/AmeriGas Finance Corp.
5.63%	05/20/24	8,000	8,180
5.88%	08/20/26	12,000	12,180
Amgen Inc.
2.20%	05/22/19	46,000	46,344
4.40%	05/01/45	5,000	4,789
4.56%	06/15/48 (h)	17,000	16,410
Amkor Technology Inc.
6.63%	06/01/21	43,000	44,182
Anadarko Petroleum Corp.
4.85%	03/15/21	3,000	3,214
6.60%	03/15/46	3,000	3,694
Anheuser-Busch InBev Finance Inc.
2.65%	02/01/21	20,000	20,092
3.65%	02/01/26	40,000	40,545
4.90%	02/01/46	25,000	26,843
Anheuser-Busch InBev Worldwide Inc.
2.50%	07/15/22	77,000	75,701
Anthem Inc.
3.30%	01/15/23	22,000	21,940
Apache Corp.
5.10%	09/01/40	15,000	15,666

See notes to schedule of investments and notes to financial statements.

State Street Income V.I.S. Fund	7

State Street Income V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

		Principal Amount $	Fair Value $

Apple Inc.
3.25%	02/23/26	21,000	20,981
3.45%	02/09/45	16,000	14,092
3.85%	08/04/46	19,000	18,166
Aramark Services Inc.
5.13%	01/15/24 (h)	21,000	21,656
5.75%	03/15/20	11,000	11,234
Archer-Daniels-Midland Co.
2.50%	08/11/26	40,000	37,726
Ascension Health
4.85%	11/15/53	12,000	13,056
AstraZeneca PLC
2.38%	11/16/20	16,000	15,933
3.38%	11/16/25	23,000	22,809
4.38%	11/16/45	9,000	9,016
AT&T Inc.
2.45%	06/30/20	48,000	47,632
3.00%	06/30/22	24,000	23,533
4.45%	04/01/24	35,000	36,445
4.50%	05/15/35	23,000	22,188
4.75%	05/15/46	8,000	7,565
4.80%	06/15/44	17,000	16,034
Bank of America Corp.
1.70%	08/25/17	111,000	111,145
2.50%	10/21/22	23,000	22,219
2.60%	01/15/19	38,000	38,311
2.63%	04/19/21	49,000	48,622
3.25%	10/21/27	30,000	28,594
3.95%	04/21/25	27,000	26,844
4.10%	07/24/23	40,000	41,740
4.18%	11/25/27	24,000	23,979
4.25%	10/22/26	24,000	24,255
Barrick Gold Corp.
4.10%	05/01/23	8,000	8,198
Barrick North America Finance LLC
5.70%	05/30/41	5,000	5,095
Baxalta Inc.
2.88%	06/23/20	24,000	23,980
Berkshire Hathaway Energy Co.
6.13%	04/01/36	16,000	19,952
Berry Plastics Corp.
5.13%	07/15/23	25,000	25,438
Biogen Inc.
2.90%	09/15/20	9,000	9,108
BMW US Capital LLC
2.00%	04/11/21 (h)	31,000	30,397
2.80%	04/11/26 (h)	23,000	22,116
BP Capital Markets PLC
1.38%	05/10/18	23,000	22,926
3.12%	05/04/26	25,000	24,381
3.22%	11/28/23	24,000	24,212
Brixmor Operating Partnership LP
4.13%	06/15/26	14,000	13,938

		Principal Amount $	Fair Value $
Buckeye Partners LP
3.95%	12/01/26	14,000	13,638
5.60%	10/15/44	7,000	7,076
CalAtlantic Group Inc.
5.25%	06/01/26	25,000	24,375
Calpine Corp.
5.75%	01/15/25	27,000	26,055
5.88%	01/15/24 (h)	58,000	60,465
Capital One Financial Corp.
4.20%	10/29/25	45,000	45,090
Caterpillar Inc.
4.30%	05/15/44	14,000	14,488
Catholic Health Initiatives
2.60%	08/01/18	15,000	15,144
4.35%	11/01/42	16,000	14,187
CBL & Associates LP
5.95%	12/15/26	25,000	25,147
CBS Corp.
2.90%	01/15/27	25,000	23,154
CCO Holdings LLC/CCO Holdings Capital Corp.
5.88%	04/01/24 (h)	25,000	26,688
Celgene Corp.
3.88%	08/15/25	12,000	12,156
5.00%	08/15/45	28,000	29,057
CenturyLink Inc.
5.80%	03/15/22	30,000	30,664
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13%	12/15/21 (h)	53,000	53,927
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%	07/23/20	34,000	34,664
4.91%	07/23/25	34,000	35,789
6.38%	10/23/35	5,000	5,701
6.48%	10/23/45	9,000	10,387
Chevron Corp.
3.19%	06/24/23	22,000	22,511
Chevron Phillips Chemical Company LLC/Chevron Phillips Chemical Company LP
3.40%	12/01/26 (h)	34,000	33,891
Chubb INA Holdings Inc.
2.30%	11/03/20	10,000	9,990
3.35%	05/03/26	5,000	5,057
4.35%	11/03/45	10,000	10,541
Cigna Corp.
3.25%	04/15/25	45,000	43,770
Cinemark USA Inc.
4.88%	06/01/23	18,000	18,225
Cisco Systems Inc.
2.50%	09/20/26	26,000	24,690
Citigroup Inc.
1.55%	08/14/17	46,000	46,031
1.75%	05/01/18	47,000	46,893
1.85%	11/24/17	20,000	20,037

See notes to schedule of investments and notes to financial statements.

8	State Street Income V.I.S. Fund

State Street Income V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

		Principal Amount $	Fair Value $

2.05%	12/07/18	41,000	40,987
4.75%	05/18/46	15,000	14,988
CMS Energy Corp.
4.88%	03/01/44	23,000	24,610
CNA Financial Corp.
5.88%	08/15/20	38,000	41,949
CNH Industrial N.V.
4.50%	08/15/23	25,000	24,688
Columbia Pipeline Group Inc.
3.30%	06/01/20	15,000	15,272
Comcast Corp.
3.38%	08/15/25	40,000	40,188
4.20%	08/15/34	22,000	22,438
4.60%	08/15/45	6,000	6,277
ConocoPhillips Co.
5.95%	03/15/46	5,000	6,176
Consolidated Edison Company of New York Inc.
2.90%	12/01/26	25,000	24,529
Corporation Andina de Fomento
4.38%	06/15/22	71,000	75,321
CSX Corp.
4.50%	08/01/54	13,000	12,712
CVS Health Corp.
3.88%	07/20/25	22,000	22,666
5.13%	07/20/45	10,000	11,123
Daimler Finance North America LLC
2.38%	08/01/18 (h)	150,000	151,103
Dana Financing Luxembourg Sarl
6.50%	06/01/26 (h)	24,000	25,080
Danaher Corp.
4.38%	09/15/45	11,000	11,437
Delphi Automotive PLC
4.40%	10/01/46	13,000	11,921
Deutsche Bank AG
2.85%	05/10/19	26,000	25,879
Devon Energy Corp.
5.00%	06/15/45	10,000	9,805
5.85%	12/15/25	19,000	21,559
Diageo Investment Corp.
2.88%	05/11/22	21,000	21,104
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
3.48%	06/01/19 (h)	50,000	51,027
4.42%	06/15/21 (h)	25,000	25,847
6.02%	06/15/26 (h)	13,000	14,065
8.35%	07/15/46 (h)	10,000	12,294
Dollar General Corp.
1.88%	04/15/18	45,000	45,051
3.25%	04/15/23	19,000	18,729
4.15%	11/01/25	13,000	13,358
Dominion Resources Inc.
3.63%	12/01/24	21,000	21,106
DTE Energy Co.
2.85%	10/01/26	15,000	13,914

		Principal Amount $	Fair Value $
Duke Energy Corp.
3.75%	09/01/46	15,000	13,474
Duke Energy Progress LLC
4.15%	12/01/44	15,000	14,872
Eastman Chemical Co.
3.60%	08/15/22	11,000	11,268
Ecopetrol S.A.
5.88%	05/28/45	11,000	9,504
Electricite de France S.A.
2.15%	01/22/19 (h)	46,000	46,086
Eli Lilly & Co.
3.70%	03/01/45	4,000	3,786
Emera US Finance LP
4.75%	06/15/46 (h)	5,000	5,032
Enbridge Inc.
4.25%	12/01/26	14,000	14,314
Encana Corp.
3.90%	11/15/21	24,000	24,172
Energy Transfer Equity LP
5.88%	01/15/24	71,000	73,307
Energy Transfer Partners LP
6.50%	02/01/42	29,000	31,282
Entergy Louisiana LLC
3.05%	06/01/31	14,000	13,228
Enterprise Products Operating LLC
3.95%	02/15/27	64,000	65,464
EOG Resources Inc.
4.15%	01/15/26	30,000	31,353
ERP Operating LP
4.50%	07/01/44	9,000	9,128
Exelon Corp.
4.45%	04/15/46	21,000	20,516
Express Scripts Holding Co.
3.40%	03/01/27	15,000	14,032
4.80%	07/15/46	8,000	7,645
Exxon Mobil Corp.
2.22%	03/01/21	26,000	25,994
3.04%	03/01/26	8,000	7,978
FedEx Corp.
4.10%	02/01/45	2,000	1,869
Florida Power & Light Co.
4.13%	02/01/42	21,000	21,499
Ford Motor Co.
4.35%	12/08/26	48,000	48,434
Frontier Communications Corp.
7.13%	03/15/19	61,000	64,584
11.00%	09/15/25	9,000	9,293
General Dynamics Corp.
2.13%	08/15/26	26,000	23,981
General Motors Co.
5.20%	04/01/45	5,000	4,811
General Motors Financial Company Inc.
3.15%	01/15/20	32,000	32,181

See notes to schedule of investments and notes to financial statements.

State Street Income V.I.S. Fund	9

State Street Income V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

		Principal Amount $	Fair Value $

3.20%	07/13/20	90,000	90,208
5.25%	03/01/26	25,000	26,292
Georgia-Pacific LLC
3.60%	03/01/25 (h)	5,000	5,051
Gilead Sciences Inc.
1.95%	03/01/22	15,000	14,498
3.65%	03/01/26	25,000	25,313
3.70%	04/01/24	24,000	24,607
4.15%	03/01/47	11,000	10,426
Halliburton Co.
3.80%	11/15/25	23,000	23,334
5.00%	11/15/45	14,000	15,154
HCA Inc.
4.75%	05/01/23	56,000	57,330
6.50%	02/15/20	25,000	27,350
Hess Corp.
4.30%	04/01/27	13,000	12,921
5.60%	02/15/41	10,000	10,160
5.80%	04/01/47	8,000	8,288
Honeywell International Inc.
1.40%	10/30/19	24,000	23,766
2.50%	11/01/26	62,000	58,717
Hyundai Capital America
2.13%	10/02/17 (h)	23,000	23,043
Illinois Tool Works Inc.
3.50%	03/01/24	23,000	23,859
Ingersoll-Rand Luxembourg Finance S.A.
3.55%	11/01/24	32,000	32,431
Ingles Markets Inc.
5.75%	06/15/23	71,000	72,952
Intel Corp.
2.60%	05/19/26	33,000	31,869
International Paper Co.
4.40%	08/15/47	28,000	26,407
Interstate Power & Light Co.
3.40%	08/15/25	10,000	10,085
JB Poindexter & Company Inc.
9.00%	04/01/22 (h)	13,000	13,650
JBS USA LUX S.A./JBS USA Finance Inc.
5.75%	06/15/25 (h)	27,000	27,338
Jefferies Group LLC
5.13%	01/20/23	15,000	15,683
6.50%	01/20/43	16,000	16,438
JPMorgan Chase & Co.
2.30%	08/15/21	47,000	46,086
2.55%	10/29/20	22,000	21,967
3.30%	04/01/26	24,000	23,547
3.63%	12/01/27	15,000	14,529
JPMorgan Chase & Co. 3.32% + 3 month USD LIBOR
5.00%	12/29/49 (c)	17,000	16,958
JPMorgan Chase & Co. 3.33% + 3 month USD LIBOR
6.10%	10/29/49 (c)	55,000	55,653

		Principal Amount $	Fair Value $
KB Home
7.00%	12/15/21	45,000	47,475
Kellogg Co.
4.50%	04/01/46	4,000	3,901
Kinder Morgan Energy Partners LP
3.50%	09/01/23	16,000	15,764
6.38%	03/01/41	10,000	10,831
Kinder Morgan Inc.
3.05%	12/01/19	9,000	9,125
5.05%	02/15/46	10,000	9,881
5.55%	06/01/45	14,000	14,698
Kraft Heinz Foods Co.
2.80%	07/02/20	26,000	26,229
4.38%	06/01/46	27,000	25,356
Kreditanstalt fuer Wiederaufbau
4.50%	07/16/18	85,000	89,040
L Brands Inc.
5.63%	02/15/22	47,000	50,172
Lee Enterprises Inc.
9.50%	03/15/22 (h)	35,000	37,100
Lennar Corp.
4.50%	11/15/19	36,000	37,395
4.75%	05/30/25	18,000	17,550
Levi Strauss & Co.
5.00%	05/01/25	26,000	26,000
Lincoln National Corp.
3.63%	12/12/26	22,000	21,916
Lockheed Martin Corp.
4.70%	05/15/46	11,000	11,941
Lowe’s Companies Inc.
3.70%	04/15/46	24,000	22,355
LYB International Finance BV
4.88%	03/15/44	7,000	7,236
Macy’s Retail Holdings Inc.
4.30%	02/15/43	14,000	11,517
Marathon Oil Corp.
3.85%	06/01/25	12,000	11,622
5.90%	03/15/18	12,000	12,528
6.00%	10/01/17	49,000	50,461
Marathon Petroleum Corp.
3.63%	09/15/24	21,000	20,714
Marsh & McLennan Companies Inc.
3.50%	03/10/25	23,000	23,128
McDonald’s Corp.
3.70%	01/30/26	29,000	29,484
4.88%	12/09/45	9,000	9,621
Medtronic Inc.
2.50%	03/15/20	14,000	14,149
3.50%	03/15/25	26,000	26,738
4.63%	03/15/45	7,000	7,555
Memorial Sloan-Kettering Cancer Center
4.13%	07/01/52	20,000	19,269
Merck & Company Inc.
2.75%	02/10/25	45,000	44,126

See notes to schedule of investments and notes to financial statements.

10	State Street Income V.I.S. Fund

State Street Income V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

		Principal Amount $	Fair Value $

MetLife Inc.
4.72%	12/15/44	14,000	14,869
MGM Resorts International
4.63%	09/01/26	16,000	15,400
5.25%	03/31/20	26,000	27,495
6.63%	12/15/21	43,000	48,052
Microsoft Corp.
1.55%	08/08/21	50,000	48,450
2.40%	08/08/26	56,000	52,852
3.45%	08/08/36	15,000	14,231
3.70%	08/08/46	15,000	14,091
4.00%	02/12/55	15,000	14,153
Molson Coors Brewing Co.
2.10%	07/15/21	34,000	33,083
3.00%	07/15/26	18,000	16,990
4.20%	07/15/46	10,000	9,304
Monsanto Co.
4.70%	07/15/64	5,000	4,494
Morgan Stanley
2.45%	02/01/19	20,000	20,130
2.63%	11/17/21	50,000	49,350
2.65%	01/27/20	25,000	25,102
3.70%	10/23/24	12,000	12,128
3.95%	04/23/27	45,000	44,478
4.10%	05/22/23	50,000	51,274
Morgan Stanley 1.4% + 3 month USD LIBOR
2.28%	10/24/23 (c)	48,000	48,533
Mylan N.V.
3.15%	06/15/21 (h)	11,000	10,786
3.95%	06/15/26 (h)	12,000	11,214
National Retail Properties Inc.
4.00%	11/15/25	22,000	22,398
NCL Corporation Ltd.
4.63%	11/15/20 (h)	22,000	22,385
4.75%	12/15/21 (h)	12,000	11,993
Newell Brands Inc.
3.85%	04/01/23	26,000	26,942
4.20%	04/01/26	10,000	10,424
5.50%	04/01/46	15,000	17,188
Newmont Mining Corp.
4.88%	03/15/42	17,000	15,922
Nexen Energy ULC
6.40%	05/15/37	11,000	13,037
Noble Energy Inc.
3.90%	11/15/24	27,000	27,173
Northern States Power Co.
2.20%	08/15/20	45,000	45,037
Northrop Grumman Corp.
3.85%	04/15/45	6,000	5,680
Novartis Capital Corp.
3.00%	11/20/25	3,000	2,975
4.00%	11/20/45	16,000	16,113
NRG Energy Inc.
6.25%	07/15/22	26,000	26,065

		Principal Amount $	Fair Value $
Occidental Petroleum Corp.
3.50%	06/15/25	10,000	10,128
4.10%	02/15/47	12,000	11,664
Omnicom Group Inc.
3.63%	05/01/22	23,000	23,597
Oracle Corp.
1.90%	09/15/21	26,000	25,383
2.40%	09/15/23	18,000	17,418
2.65%	07/15/26	35,000	33,172
2.95%	05/15/25	15,000	14,685
4.00%	07/15/46	15,000	14,317
Owens & Minor Inc.
3.88%	09/15/21	45,000	45,061
Pacific Gas & Electric Co.
3.40%	08/15/24	68,000	69,402
PacifiCorp
6.25%	10/15/37	12,000	15,520
Penn National Gaming Inc.
5.88%	11/01/21	26,000	27,105
PepsiCo Inc.
3.10%	07/17/22	11,000	11,289
3.45%	10/06/46	12,000	10,908
4.25%	10/22/44	13,000	13,398
Petroleos Mexicanos
3.50%	01/30/23	21,000	19,278
4.50%	01/23/26	24,000	21,864
5.38%	03/13/22 (h)	25,000	25,600
5.63%	01/23/46	10,000	8,300
6.38%	02/04/21 (h)	20,000	21,300
6.38%	01/23/45	12,000	10,920
6.50%	03/13/27 (h)	25,000	25,788
6.75%	09/21/47 (h)	20,000	18,896
PetSmart Inc.
7.13%	03/15/23 (h)	33,000	33,660
Pfizer Inc.
3.00%	12/15/26	20,000	19,723
4.13%	12/15/46	13,000	13,196
4.40%	05/15/44	15,000	15,812
Philip Morris International Inc.
4.13%	03/04/43	24,000	23,179
Plains All American Pipeline LP/PAA Finance Corp.
4.70%	06/15/44	10,000	8,894
Potash Corporation of Saskatchewan Inc.
4.00%	12/15/26	34,000	34,165
PPL Capital Funding Inc.
3.10%	05/15/26	50,000	47,764
Precision Castparts Corp.
4.38%	06/15/45	14,000	14,695
Prologis LP
3.75%	11/01/25	22,000	22,513
Prudential Financial Inc. 3.03% + 3 month USD LIBOR
5.38%	05/15/45 (c)	23,000	23,518
Public Service Electric & Gas Co.
2.38%	05/15/23	48,000	46,864

See notes to schedule of investments and notes to financial statements.

State Street Income V.I.S. Fund	11

State Street Income V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

		Principal Amount $	Fair Value $

PulteGroup Inc.
4.25%	03/01/21	10,000	10,225
5.50%	03/01/26	20,000	19,850
QUALCOMM Inc.
4.80%	05/20/45	9,000	9,599
Realty Income Corp.
3.00%	01/15/27	35,000	32,901
Regency Energy Partners LP/Regency Energy Finance Corp.
4.50%	11/01/23	20,000	20,274
Reynolds American Inc.
4.45%	06/12/25	38,000	40,071
5.85%	08/15/45	6,000	7,092
Rio Tinto Finance USA PLC
4.13%	08/21/42	12,000	11,764
Rogers Communications Inc.
5.00%	03/15/44	8,000	8,542
Ryder System Inc.
2.45%	09/03/19	54,000	54,275
Santander UK Group Holdings PLC
3.13%	01/08/21	29,000	28,932
Schlumberger Holdings Corp.
3.00%	12/21/20 (h)	18,000	18,366
4.00%	12/21/25 (h)	12,000	12,559
Shell International Finance BV
2.88%	05/10/26	24,000	23,169
3.40%	08/12/23	34,000	34,853
Shire Acquisitions Investments Ireland DAC
2.40%	09/23/21	30,000	28,952
2.88%	09/23/23	30,000	28,480
3.20%	09/23/26	15,000	13,998
Sinclair Television Group Inc.
5.38%	04/01/21	45,000	46,350
Southern California Edison Co.
2.40%	02/01/22	20,000	19,922
Southern Copper Corp.
5.88%	04/23/45	10,000	9,801
Spectra Energy Partners LP
3.38%	10/15/26	24,000	22,921
4.50%	03/15/45	10,000	9,490
Sprint Corp.
7.63%	02/15/25	42,000	44,152
Standard Industries Inc.
5.38%	11/15/24 (h)	52,000	53,430
Statoil ASA
3.95%	05/15/43	11,000	10,471
Sumitomo Mitsui Financial Group Inc.
2.63%	07/14/26	40,000	37,114
Sunoco LP/Sunoco Finance Corp.
5.50%	08/01/20	17,000	17,340
SUPERVALU Inc.
6.75%	06/01/21	43,000	43,430
T-Mobile USA Inc.
6.63%	04/01/23	43,000	45,580

		Principal Amount $	Fair Value $
Tampa Electric Co.
4.35%	05/15/44	22,000	21,965
Target Corp.
2.50%	04/15/26	25,000	23,815
Teachers Insurance & Annuity Association of America
4.90%	09/15/44 (h)	25,000	26,992
Tenet Healthcare Corp.
4.75%	06/01/20	17,000	17,085
6.00%	10/01/20	44,000	45,870
Tesoro Corp.
5.13%	12/15/26 (h)	13,000	13,148
Teva Pharmaceutical Finance Netherlands III BV
3.15%	10/01/26	15,000	13,808
4.10%	10/01/46	12,000	10,262
The Allstate Corp.
3.28%	12/15/26	34,000	34,061
4.20%	12/15/46	10,000	10,184
The Allstate Corp. 2.94% + 3 month USD LIBOR
5.75%	08/15/53 (c)	25,000	25,848
The Bank of New York Mellon Corp.
3.00%	10/30/28	34,000	32,270
The Bank of New York Mellon Corp. 3.13% + 3 month USD LIBOR
4.63%	12/29/49 (c)	50,000	45,866
The Dow Chemical Co.
4.25%	10/01/34	28,000	27,553
The Goldman Sachs Group Inc.
2.35%	11/15/21	50,000	48,531
2.38%	01/22/18	58,000	58,338
2.63%	04/25/21	28,000	27,773
2.90%	07/19/18	32,000	32,437
4.25%	10/21/25	7,000	7,101
4.80%	07/08/44	23,000	24,100
5.15%	05/22/45	23,000	24,143
The Home Depot Inc.
3.35%	09/15/25	17,000	17,417
3.50%	09/15/56	17,000	14,844
The Kroger Co.
2.95%	11/01/21	32,000	32,168
The ServiceMaster Company LLC
5.13%	11/15/24 (h)	4,000	4,060
The Southern Co.
3.25%	07/01/26	10,000	9,718
4.40%	07/01/46	15,000	14,807
The Southern Co. 3.63% + 3 month USD LIBOR
5.50%	03/15/57 (c)	24,000	24,241
The Toronto-Dominion Bank
2.50%	12/14/20	17,000	17,091
The Toronto-Dominion Bank 2.21% + 5 year USD LIBOR
3.63%	09/15/31 (c)	14,000	13,755
The Travelers Companies Inc.
3.75%	05/15/46	10,000	9,416
The Walt Disney Co.
1.85%	07/30/26	26,000	23,393
4.13%	06/01/44	10,000	10,317

See notes to schedule of investments and notes to financial statements.

12	State Street Income V.I.S. Fund

State Street Income V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

		Principal Amount $	Fair Value $

Time Inc.
5.75%	04/15/22 (h)	44,000	45,540
Time Warner Cable LLC
4.50%	09/15/42	5,000	4,520
6.55%	05/01/37	13,000	14,695
Time Warner Inc.
3.80%	02/15/27	32,000	31,719
5.35%	12/15/43	33,000	34,838
TransCanada PipeLines Ltd.
4.88%	01/15/26	10,000	11,111
Tyco Electronics Group S.A.
2.35%	08/01/19	43,000	43,109
Tyson Foods Inc.
2.65%	08/15/19	9,000	9,082
U.S. Bancorp 3.49% + 3 month USD LIBOR
5.13%	12/29/49 (c)	45,000	45,900
United Technologies Corp.
1.95%	11/01/21	24,000	23,503
2.65%	11/01/26	24,000	23,010
3.75%	11/01/46	8,000	7,597
UnitedHealth Group Inc.
2.70%	07/15/20	20,000	20,286
4.75%	07/15/45	29,000	31,883
Universal Health Services Inc.
5.00%	06/01/26 (h)	16,000	15,600
Vale Overseas Ltd.
4.38%	01/11/22	14,000	13,755
5.88%	06/10/21	26,000	27,235
6.25%	08/10/26	13,000	13,520
6.88%	11/10/39	10,000	9,725
Ventas Realty LP
3.25%	10/15/26	25,000	23,684
Verizon Communications Inc.
1.75%	08/15/21	48,000	46,003
2.63%	08/15/26	26,000	23,898
4.40%	11/01/34	23,000	22,666
4.67%	03/15/55	16,000	15,041
4.86%	08/21/46	13,000	13,147
5.05%	03/15/34	38,000	39,958
5.15%	09/15/23	30,000	33,138
Viacom Inc.
2.25%	02/04/22	25,000	23,470
3.45%	10/04/26	15,000	13,842
Virginia Electric & Power Co.
4.00%	11/15/46	25,000	24,871
Visa Inc.
3.15%	12/14/25	29,000	29,087
4.30%	12/14/45	13,000	13,693
W.R. Grace & Co.
5.13%	10/01/21 (h)	15,000	15,638
5.63%	10/01/24 (h)	43,000	45,150
Wabtec Corp.
3.45%	11/15/26 (h)	24,000	23,036

		Principal Amount $	Fair Value $
Wal-Mart Stores Inc.
4.30%	04/22/44	10,000	10,532
Walgreens Boots Alliance Inc.
4.65%	06/01/46	8,000	8,102
WEC Energy Group Inc.
3.55%	06/15/25	19,000	19,338
Wells Fargo & Co.
3.00%	10/23/26	40,000	38,031
3.90%	05/01/45	13,000	12,305
4.30%	07/22/27	17,000	17,459
4.40%	06/14/46	15,000	14,327
4.75%	12/07/46	24,000	24,224
Wells Fargo & Co. 3.11% + 3 month USD LIBOR
5.90%	12/29/49 (c)	29,000	29,145
Wells Fargo & Co. 3.99% + 3 month USD LIBOR
5.88%	12/29/49 (c)	32,000	33,597
Western Digital Corp.
7.38%	04/01/23 (h)	5,000	5,500
Westlake Chemical Corp.
3.60%	08/15/26 (h)	35,000	33,615
5.00%	08/15/46 (h)	7,000	6,901
Williams Partners LP
3.90%	01/15/25	38,000	37,222
4.90%	01/15/45	7,000	6,458
5.40%	03/04/44	4,000	3,870
Windstream Services LLC
6.38%	08/01/23	47,000	41,947
WPP Finance 2010
3.75%	09/19/24	45,000	45,234
XLIT Ltd.
5.25%	12/15/43	19,000	19,599
XPO Logistics Inc.
6.50%	06/15/22 (h)	25,000	26,250
Zimmer Biomet Holdings Inc.
3.55%	04/01/25	23,000	22,373

			10,529,857

Non-Agency Collateralized Mortgage Obligations - 6.6%
American Tower Trust I (REIT)
1.55%	03/15/43 (h)	72,000	71,935
Banc of America Commercial Mortgage Trust 2007-1
5.48%	01/15/49 (c)	69,000	68,905
Banc of America Commercial Mortgage Trust 2007-4
5.75%	02/10/51 (c)	18,029	18,278
Banc of America Commercial Mortgage Trust 2008-1
6.24%	02/10/51 (c)	20,253	20,775
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-1
5.35%	11/10/42 (c)	7,139	7,132
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18
6.09%	06/11/50 (c)	50,000	51,605
CFCRE Commercial Mortgage Trust 2016-C7
3.84%	12/10/54	36,036	37,167

See notes to schedule of investments and notes to financial statements.

State Street Income V.I.S. Fund	13

State Street Income V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

		Principal Amount $	Fair Value $

Citigroup Commercial Mortgage Trust 2014-GC23
4.51%	07/10/47 (c,h)	51,000	42,527
Citigroup Commercial Mortgage Trust 2015-GC33
3.17%	09/10/58	20,704	14,448
Citigroup Commercial Mortgage Trust 2016-P5
2.94%	10/10/49	36,994	35,813
Citigroup Commercial Mortgage Trust 2016-P6
3.72%	12/10/49 (c)	72,309	74,596
4.03%	12/10/49 (c)	31,273	32,029
COMM 2014-CR14 Mortgage Trust
4.53%	02/10/47 (c)	25,000	26,794
COMM 2014-CR19 Mortgage Trust
4.72%	08/10/47 (c,h)	205,000	162,429
COMM 2015-CR23 Mortgage Trust
4.26%	05/10/48 (c)	16,863	15,347
COMM 2015-PC1 Mortgage Trust
4.59%	07/10/50 (c)	19,456	19,150
CSAIL 2015-C3 Commercial Mortgage Trust
3.36%	08/15/48 (c)	24,827	18,382
GS Mortgage Securities Trust 2011-GC5
3.00%	08/10/44	1,090	1,090
GS Mortgage Securities Trust 2015-GC32
3.35%	07/10/48	22,783	16,933
GS Mortgage Securities Trust 2015-GC34
2.98%	10/10/48	47,000	33,542
GS Mortgage Securities Trust 2015-GS1
3.27%	11/10/48	38,688	29,605
GS Mortgage Securities Trust 2016-GS3
3.40%	10/10/49 (c)	38,000	36,671
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB18
5.44%	06/12/47	13,835	13,825
JPMBB Commercial Mortgage Securities Trust 2013-C12
4.03%	07/15/45 (c)	15,000	15,776
JPMBB Commercial Mortgage Securities Trust 2015-C29
3.70%	05/15/48 (c)	39,943	28,355
JPMBB Commercial Mortgage Securities Trust 2015-C30
4.31%	07/15/48 (c)	41,423	36,255
LB-UBS Commercial Mortgage Trust 2007-C6
6.11%	07/15/40 (c)	30,127	30,919
6.11%	07/15/40 (h)	60,000	60,796
MASTR Alternative Loan Trust 2003-5
5.00%	08/25/18 (e)	6,306	106
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20
1.40%	02/15/48 (c,e)	325,343	24,548
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21
0.98%	03/15/48 (c,e)	388,108	22,386
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22
4.24%	04/15/48 (c,h)	100,000	76,833
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28
3.00%	01/15/49 (h)	17,470	11,762
Morgan Stanley Capital I Trust 2006-IQ11
6.23%	10/15/42 (c)	50,000	49,578
Morgan Stanley Capital I Trust 2006-T21
5.27%	10/12/52 (c)	12,811	12,804

		Principal Amount $	Fair Value $
Morgan Stanley Capital I Trust 2007-IQ16
6.05%	12/12/49 (c)	50,000	51,289
Morgan Stanley Capital I Trust 2008-T29
6.28%	01/11/43 (c)	45,000	46,528
Morgan Stanley Capital I Trust 2016-UBS9
1.25%	03/15/49 (c,e)	311,366	24,333
3.00%	03/15/49 (h)	23,000	17,194
Wells Fargo Commercial Mortgage Trust 2015-C29
4.22%	06/15/48 (c)	33,857	25,814
Wells Fargo Commercial Mortgage Trust 2015-C30
4.50%	09/15/58 (c,h)	20,705	16,183
Wells Fargo Commercial Mortgage Trust 2015-NXS2
4.25%	07/15/58 (c)	20,700	15,279
Wells Fargo Commercial Mortgage Trust 2016-C33
3.12%	03/15/59 (h)	18,397	12,777
WFRBS Commercial Mortgage Trust 2013-C17
4.26%	12/15/46	25,000	26,529
WFRBS Commercial Mortgage Trust 2014-C19
4.23%	03/15/47 (h)	41,454	33,444
WFRBS Commercial Mortgage Trust 2014-C22
3.91%	09/15/57 (c,h)	54,883	40,920
WFRBS Commercial Mortgage Trust 2014-C24
3.69%	11/15/47 (h)	78,708	48,051
WFRBS Commercial Mortgage Trust 2014-C25
3.80%	11/15/47 (c,h)	10,000	6,981
WFRBS Commercial Mortgage Trust 2014-LC14
4.35%	03/15/47 (c)	58,000	61,516
4.59%	03/15/47 (c,h)	60,980	48,386
WFRBS Commercial Mortgage Trust 2015-C31
3.85%	11/15/48	10,338	7,508

			1,701,828

Sovereign Bonds - 0.2%
Government of Mexico
4.00%	10/02/23	14,000	14,032
4.75%	03/08/44	26,000	23,634
Government of Peru
4.13%	08/25/27	13,000	13,504
5.63%	11/18/50	7,000	7,927

			59,097

Municipal Bonds and Notes - 0.8%
American Municipal Power Inc.
6.27%	02/15/50	25,000	30,319
Municipal Electric Authority of Georgia
6.64%	04/01/57	28,000	34,726
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	15,000	16,091
Port Authority of New York & New Jersey
4.46%	10/01/62	40,000	40,456
South Carolina State Public Service Authority
6.45%	01/01/50	15,000	19,783

See notes to schedule of investments and notes to financial statements.

14	State Street Income V.I.S. Fund

State Street Income V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

		Principal Amount $	Fair Value $

State of California
5.70%	11/01/21	40,000	46,125
State of Illinois
5.10%	06/01/33	15,000	13,257

			200,757

FNMA (TBA) - 0.0%*
Lehman
5.50%	TBA (i,j)	51,536	1,629

Total Bonds and Notes (Cost $25,472,399)			25,494,702

		Number of Shares	Fair Value $

Domestic Equity - 0.1%
Preferred Stock - 0.1%
Wells Fargo & Co. 3.09% + 3 month USD LIBOR (Cost $34,875) (c)		1,395	35,210

Total Investments in Securities (Cost $25,507,274)			25,529,912

	Number of Shares	Fair Value $
Short-Term Investments - 13.3%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.46% (Cost $3,403,695) (a,g,k)	3,403,695	3,403,695

Total Investments (Cost $28,910,969)		28,933,607

Liabilities in Excess of Other Assets, net - (13.1)%		(3,352,036)

NET ASSETS - 100.0%		$25,581,571

Other Information:

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Entity	Counterparty	Notional Amount (000s omitted)	Contract annual Fixed Rate	Termination Date	Market Value	Unamortized Upfront Payments Paid	Unrealized Depreciation

Markit CDX North America High Yield Index	CME Group Inc.	$945	5.00%	12/20/21	$(60,034)	$(39,772)	$(20,262)
Markit CDX North America Investment Grade Index	CME Group Inc.	693	1.00	12/20/21	(10,710)	(8,770)	(1,940)

							$(22,202)

The Fund had the following long futures contracts open at December 31, 2016:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation

Ultra Long-Term U.S. Treasury Bond Futures	March 2017	2	$320,500	$(2,890)
5 Yr. U.S. Treasury Notes Futures	March 2017	19	2,235,617	(7,283)

				$(10,173)

See notes to schedule of investments and notes to financial statements.

State Street Income V.I.S. Fund	15

State Street Income V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

The Fund had the following short futures contracts open at December 31, 2016:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation (Depreciation)

U.S. Long Bond Futures	March 2017	4	$(602,625)	$(583)
2 Yr. U.S. Treasury Notes Futures	March 2017	1	(216,687)	264
10 Yr. U.S. Treasury Notes Futures	March 2017	9	(1,118,531)	2,452
Ultra 10 Yr. U.S. Treasury Futures	March 2017	3	(402,188)	1,083

				$3,216

				$(6,957)

Affiliate Table

	Number of Shares Held at 12/31/15	Value At 12/31/15	Shares Purchased	Shares Sold	Number of Shares Held at 12/31/16	Value at 12/31/16	Dividend/ Interest Income	Realized Gain (Loss)
State Street Institutional U.S. Government Money Market Fund - Class G Shares	2,128,259	$2,128,259	14,516,633	13,241,197	3,403,695	$3,403,695	$3,957	$—

See notes to schedule of investments and notes to financial statements.

16	State Street Income V.I.S. Fund

State Street Income V.I.S. Fund

Notes to Schedule of Investments — December 31, 2016

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	At December 31, 2016, all or a portion of this security was pledged to cover collateral requirements for futures, swaps and/or TBA’s.
(b)	Step coupon bond.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(d)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.
(e)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(f)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.
(g)	Coupon amount represents effective yield.
(h)	Pursuant to Rule 144A of the Securities Act of 1933, as amended, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, these securities amounted to $1,927,484 or 7.53% of the net assets of the State Street Income V.I.S. Fund. These securities have been determined to be liquid using procedures established by the State Street Variable Insurance Series Funds, Inc.’s (the “Company”) Board of Directors.
(i)	Security is in default.
(j)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by the Company’s Board of Directors.
(k)	Sponsored by SSGA Funds Management, Inc., the Funds’ investment adviser and administrator, effective July 1, 2016, and an affiliate of State Street Bank & Trust Co., the Funds’ sub-administrator, custodian and accounting agent.
†	Percentages are based on net assets as of December 31, 2016.
*	Less than 0.05%.

Abbreviations:

CMT - Constant Maturity Treasury

LIBOR - London Interbank Offered

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

STRIPS - Separate Trading of Registered Interest and Principal of Security

TBA - To Be Announced

Notes to Schedule of Investments	17

State Street Income V.I.S. Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/16	12/31/15*		12/31/14*		12/31/13*		12/31/12*
Inception date								1/3/95
Net asset value, beginning of period	$11.25	$11.56		$11.25		$11.71		$11.35

Income/(loss) from investment operations:
Net investment income	0.24	0.25		0.27		0.30		0.28
Net realized and unrealized gains/(losses) on investments	0.09	(0.30)		0.31		(0.46)		0.37

Total income/(loss) from investment operations	0.33	(0.05)		0.58		(0.16)		0.65

Less distributions from:
Net investment income	0.21	0.26		0.27		0.30		0.29

Total distributions	0.21	0.26		0.27		0.30		0.29

Net asset value, end of period	$11.37	$11.25		$11.56		$11.25		$11.71

Total Return(a)	2.98%	(0.42)%		5.12%		(1.34)%		5.69%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$25,582	$28,375		$32,668		$34,788		$42,893

Ratios to average net assets:
Net expenses	1.15%	1.06	%(c)	0.91	%(b)	0.79	%(b)	0.80	%(b)
Gross expenses	1.15%	1.11%		0.91%		0.80%		0.82%
Net investment income	1.98%	2.06%		2.14%		2.41%		2.09%
Portfolio turnover rate	220%	241%		282%		256%		327%

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.
(c)	Reflects a voluntary reimbursement of other operating expenses by GE Asset Managerment, Inc., the Fund’s investment adviser and ad administrator prior to July 1, 2016.
*	Beginning with the year ended December 31, 2016, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

18	Financial Highlights

State Street Income V.I.S. Fund

Statement of Assets and Liabilities — December 31, 2016

Assets
Investments in securities, at fair value (cost $25,507,274)	$25,529,912
Short-term affiliated investments, at fair value	3,403,695
Cash	30,165
Income receivable	153,359
Receivable for fund shares sold	5,431
Income receivable from affiliated investments	1,152
Other assets	1,336

Total assets	29,125,050

Liabilities
Payable for investments purchased	3,447,615
Payable for fund shares redeemed	45
Payable for variation margin on open centrally cleared swap contracts	1,015
Payable for variation margin on open futures contracts	3,152
Payable to the Adviser (Note 6)	10,874
Payable to the Custodian (Note 6)	49,856
Accrued other expenses	30,922

Total liabilities	3,543,479

Net Assets	$25,581,571

Net Assets Consist of:
Capital paid in	$32,978,434
Undistributed (distributions in excess of) net investment income	—
Accumulated net realized loss	(7,390,342)
Net unrealized appreciation (depreciation) on:
Investments	22,638
Futures	(6,957)
Swap contracts	(22,202)

Net Assets	$25,581,571

Shares outstanding ($0.01 par value; unlimited shares authorized)	2,250,611
Net asset value per share	$11.37

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities	19

State Street Income V.I.S. Fund

Statement of Operations — For the year ended December 31, 2016

Investment Income
Income
Dividend	$8,827
Interest	844,434
Income from affiliated investments	3,957

Total income	857,218

Expenses
Advisory and administration fees (Note 6)	137,646
Directors’ fees (Note 6)	1,899
Custody and accounting expenses — net (Note 6)	139,735
Professional fees	26,496
Other expenses	9,798

Total expenses	315,574

Net investment income	$541,644

Net Realized and Unrealized Gain (loss) on Investments
Realized gain (loss) on:
Investments	$134,216
Futures	24,213
Swap contracts	(103,381)
Increase (decrease) in unrealized appreciation/depreciation on:
Investments	309,908
Futures	(25,938)
Swap contracts	(27,656)

Net realized and unrealized gain (loss) on investments	311,362

Net increase in net assets resulting from operations	$853,006

The accompanying notes are an integral part of these financial statements.

20	Statement of Operations

State Street Income V.I.S. Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015*

Increase (decrease) in Net Assets

Operations:
Net investment income	$541,644	$629,026
Net realized gain (loss) on investments, futures and swap contracts	55,048	22,986
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures and swap contracts	256,314	(753,447)

Net increase (decrease) from operations	853,006	(101,435)

Distributions to shareholders from:
Net investment income	(475,102)	(644,616)

Total distributions	(475,102)	(644,616)

Increase (decrease) in assets from operations and distributions	377,904	(746,051)

Share transactions:
Proceeds from sale of shares	818,231	790,483
Value of distributions reinvested	475,102	644,616
Cost of shares redeemed	(4,465,035)	(4,981,777)

Net increase (decrease) from share transactions	(3,171,702)	(3,546,678)

Total increase (decrease) in net assets	(2,793,798)	(4,292,729)

Net Assets
Beginning of year	28,375,369	32,668,098

End of year	$25,581,571	$28,375,369

Undistributed (distributions in excess of) net investment income, end of year	$—	$—

Changes in Fund Shares
Shares sold	70,408	68,030
Issued for distributions reinvested	41,970	57,401
Shares redeemed	(384,334)	(428,683)

Net decrease in fund shares	(271,956)	(303,252)

*	Beginning with the year ended December 31, 2016, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	21

State Street Income V.I.S. Fund

Notes to Financial Statements — December 31, 2016

1.	Organization of the Company

State Street Variable Insurance Series Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to November 30, 2016, the Company was named GE Investments Funds, Inc. The Company is currently composed of the following eight investment portfolios (collectively, the “Funds”): State Street U.S. Equity V.I.S. Fund, State Street S&P 500 Index V.I.S. Fund, State Street Premier Growth Equity V.I.S. Fund, State Street Core Value Equity V.I.S. Fund, State Street Small-Cap Equity V.I.S. Fund, State Street Total Return V.I.S. Fund, State Street Income V.I.S. Fund (the “Fund”) and State Street Real Estate Securities V.I.S. Fund. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. Each Fund is a diversified investment company within the meaning of the 1940 Act.

Effective November 30, 2016, each individual Fund changed its respective name as follows:

Old Name	New Name
GE Investments U.S. Equity Fund	State Street U.S. Equity V.I.S. Fund
GE Investments S&P 500 Index Fund	State Street S&P 500 Index V.I.S. Fund
GE Investments Premier Growth Equity Fund	State Street Premier Growth Equity V.I.S. Fund
GE Investments Core Value Equity Fund	State Street Core Value Equity V.I.S. Fund
GE Investments Small-Cap Equity Fund	State Street Small-Cap Equity V.I.S. Fund
GE Investments Total Return Fund	State Street Total Return V.I.S. Fund
GE Investments Income Fund	State Street Income V.I.S. Fund
GE Investments Real Estate Securities Fund	State Street Real Estate Securities V.I.S. Fund

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. SSGA Funds Management, Inc. (“SSGA FM”) is the investment adviser and administrator of each of the Funds effective July 1, 2016. Prior to July 1, 2016, GE Asset Management Incorporated (“GEAM”) served as the investment adviser and administrator to each Fund.

The Company currently offers one share class (Class 1) of the Fund as an investment option for variable life insurance and variable annuity contracts.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Foreign Currency  Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern Time.

22	Notes to Financial Statements

State Street Income V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives  The Fund is subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may enter into various types of derivative transactions (such as options, interest rate futures, interest-only swaps, interest rate swaps, index swaps and credit default swaps) to manage yield, interest rate exposure (also known as duration) and exposure to credit quality, and to gain exposure to certain market segments.

Futures Contracts  A futures contract is an agreement to buy or sell a specific amount of a commodity, financial instrument, currency or index at a particular price and future date. During the fiscal year ended December 31, 2016, the Fund invested in futures contracts on bonds and notes to manage duration of fixed income securities. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Credit Default Swaps  During the fiscal year ended December 31, 2016, the Fund engaged in credit default swaps to manage credit risk. When the Fund is the buyer in a credit default swap contract, the Fund is entitled to receive the par (or other agreed upon) value (full notional value) of a referenced debt obligation (or basket of debt obligations) from the counterparty (or central clearing party (“CCP”) in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund loses its investment and recovers nothing. However, if a credit event occurs, the Fund receives full notional value for a referenced debt obligation that may have little or no value. When the Fund is the seller of a credit default swap, it receives a fixed rate of income throughout the term of the contract, provided there is no credit event. If a credit event occurs, the Fund is obligated to pay the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is

Notes to Financial Statements	23

State Street Income V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016 recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swaps to determine the market value of swaps. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. Credit default swaps involve greater risks than if the Fund had invested in the referenced debt obligation directly. If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund will not earn any return on its investment. If the Fund is a seller of a credit default swap, the Fund’s risk of loss may be the entire notional amount of the swap. Swaps may also subject the Fund to the risk that the counterparty to the transaction may not fulfill its obligation. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

When-Issued Securities and Forward Commitments  The Fund may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Fund maintains cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Fund maintains equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of December 31, 2016, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by the investment adviser and reimbursed by the Fund.

24	Notes to Financial Statements

State Street Income V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

Federal Income Taxes  The Fund intends to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies, including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

•	Level 1 — Quoted prices for identical investments in active markets.

•	Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

•	Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. The investment adviser performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by independent pricing services. The pricing services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources, which may include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing service may also use other available information as applicable such as benchmark curves, benchmarking of similar securities, sector groupings and matrix pricing. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and are primarily comprised of corporate fixed income, government, mortgage and asset-backed securities. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified as Level 3.

The Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics and a price is not provided by a pricing service or is deemed not to be reliable. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker or dealer quotes are included in Level 3.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Notes to Financial Statements	25

State Street Income V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

Investments in registered investment companies are valued at the published daily net asset value (“NAV”) and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Company’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of the investment adviser. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps, credit default swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2016:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
U.S. Treasuries	$—	$5,055,518	$—	$5,055,518
Agency Mortgage Backed	—	7,437,073	—	7,437,073
Agency Collateralized Mortgage Obligations	—	508,943	—	508,943
Corporate Notes	—	10,529,857	—	10,529,857
Non-Agency Collateralized Mortgage Obligations	—	1,701,828	—	1,701,828
Sovereign Bonds	—	59,097	—	59,097
Municipal Bonds and Notes	—	200,757	—	200,757
FNMA (TBA)	—	—	1,629	1,629
Preferred Stock	35,210	—	—	35,210
Short-Term Investments	3,403,695	—	—	3,403,695

Total Investments in Securities	$3,438,905	$25,493,073	$1,629	$28,933,607

Other Financial Instruments*
Credit Default Swap Contracts — Unrealized Depreciation	$—	$(22,202)	$—	$(22,202)
Long Futures Contracts — Unrealized Depreciation	(10,173)	—	—	(10,173)
Short Futures Contracts — Unrealized Appreciation	3,799	—	—	3,799
Short Futures Contracts — Unrealized Depreciation	(583)	—	—	(583)

Total Other Financial Instruments	$(6,957)	$(22,202)	$—	$(29,159)

†	See Schedule of Investments for Industry Classification.
*	Other financial instruments include derivative instruments such as futures contracts and credit default swaps. Amounts shown represent unrealized appreciation (depreciation), at period end.

26	Notes to Financial Statements

State Street Income V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

There were no significant transfers between fair value levels during the period. Transfers between fair value levels are considered to occur at the beginning of the period.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and, accordingly, a reconciliation of Level 3 assets for the fiscal year ended December 31, 2016 is not presented.

4.	Derivatives Disclosure

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB ASC No. 815 Derivatives and Hedging (“ASC 815”) as of December 31, 2016.

	Asset Derivatives December 31, 2016			Liability Derivatives December 31, 2016
Derivatives not accounted for as hedging instruments under ASC 815	Location inthe Statement of Assetsand Liabilities	Fair Value ($)		Location in the Statement of Assets and Liabilities	Fair Value ($)
Interest Rate Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	3,799	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(10,756	)*
Credit Risk Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Swap Contracts	—		Liabilites, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Swap Contracts	(22,202	)*

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts and credit default swaps as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure, none of which are accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	88,937,295/(88,623,965)	24,213	(25,938)
Credit Risk Contracts	Realized gain/(loss) on credit default swaps Increase/ (decrease) in unrealized appreciation/(depreciation) on swap contracts	—/—	(103,381)	(27,656)

During the fiscal year ended December 31, 2016, the Fund had an average notional value of $3,317,829 and $3,658,869 on long and short futures contracts, respectively. The Fund had an average notional value of $1,451,661 on credit default swaps. Please refer to the tables following the Schedule of Investments for open credit default swaps and futures contracts at December 31, 2016.

5.	Line of Credit

Prior to July 1, 2016, the Company shared a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility was with the Company’s custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility required the payment of a commitment fee equal to 0.20% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by each Fund generally was borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the higher of the 1-Month LIBOR plus 1.25% and the Overnight Federal Funds Rate plus 1.25% and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund was the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facility was not utilized by the Fund during the fiscal year ended December 31, 2016. The revolving credit facility with State Street was terminated effective June 30, 2016.

Notes to Financial Statements	27

State Street Income V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

Currently, the Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires October 12, 2017, unless extended or renewed.

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate. From July 1, 2016, the date the Funds were added to this credit facility, through October 12, 2016, interest was calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%.

The credit facilities were not utilized by the Fund during the year ended December 31, 2016.

6.	Compensation and Fees Paid to Affiliates

SSGA FM, a registered investment adviser, was retained by the Company’s Board of Directors effective July 1, 2016 to act as investment adviser and administrator of the Fund. SSGA FM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.50%.

State Street serves as the sub-administrator and custodian to the Funds. Amounts paid by the Fund to State Street for performing such services are included in advisory and administration and custody and accounting expenses, respectively.

Prior to July 1, 2016, GEAM served as the Fund’s investment adviser and administrator and the Fund paid GEAM a Management Fee at an annualized rate of 0.50%.

Directors’ Compensation  The Fund pays no compensation to its Directors who are officers or employees of SSGA FM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by SSGA FM. Compensation paid to non-interested Directors is reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about Directors’ compensation, please refer to the Funds’ Statement of Additional Information.)

Other Transactions with Affiliates  In December 2015, State Street announced a review of the manner in which it invoiced certain expenses to certain of its Investment Servicing clients, primarily in the United States, during an 18-year period going back to 1998 and its determination that it had incorrectly invoiced clients for certain expenses. State Street informed its clients that it will pay to them the expenses it concluded were incorrectly invoiced to them, plus interest.

The Fund was impacted by this matter. The amounts in the table below represent the refunded expenses and interest received by the Fund for the periods in question.

Refunded Custody Expense*	Interest*	Total	% of Net Assets at 12/31/16
$6,644	$4,077	$10,721	0.042%

*	Refunded Custody Expense and Interest appear on the Statements of Operations in Custody and accounting expenses — net and Interest income, respectively.

7.	Investment Transactions

Purchases and Sales of Securities  The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the fiscal year ended December 31, 2016, were as follows:

U.S. Government Securities		Non-U.S. Government Securities
Purchases	Sales	Purchases	Sales
$8,457,376	$12,227,932	$50,546,557	$48,836,641

28	Notes to Financial Statements

State Street Income V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

Affiliated Investments  The Fund may invest in affiliated entities, including securities issued by State Street, affiliated funds, or entities deemed to be affiliates as a result of the Fund owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the fiscal year ended December 31, 2016 are disclosed in the Schedule of Investments.

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2013, 2014, 2015, and 2016 fiscal year tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2016, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Cost of Investments For Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed Income	Undistributed Accum. Capital Gain/(Loss)	Late-Year Losses
	Appreciation	Depreciation	Investments	Derivatives/ Currency

$28,931,083	$457,443	$(454,919)	$2,524	$(20,396)	$—	$(7,203,408)	$(175,582)

Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

As of December 31, 2016, the Fund had capital loss carryovers as follows:

Amount
Short-Term	Long-Term	Expires

$7,203,408	$—	12/31/2017

These amounts will be available to offset future taxable capital gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the fiscal year ended December 31, 2016, the Fund utilized $261,704 of prior year capital loss carryovers.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund incurred $175,582 of late-year capital losses for the fiscal year ended December 31, 2016.

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total

2016	$475,102	$—	$475,102
2015	644,616	—	644,616

Notes to Financial Statements	29

State Street Income V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

Distributions to Shareholders  The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) investments in futures and swaps, defaulted bonds, distributions in excess of earnings and losses due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the fiscal year ended December 31, 2016 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In

$ (66,542)	$70,109	$(3,567)

9.	Change in Audit Firm

KPMG LLP (“KPMG”) served as the independent registered certified public accounting firm of the Company through its resignation as of June 30, 2016. On September 9, 2016, upon recommendation by the Audit Committee of the Company, the Company’s Board of Directors selected Ernst & Young LLP (“EY”) to replace KPMG as the independent public accountant for the fiscal year ended December 31, 2016.

The reports of KPMG on the financial statements for the fiscal years ended December 31, 2014 and December 31, 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2015 and through the period ended June 30, 2016, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused them to make reference thereto in their reports on the financial statements for such years or periods.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2015 and through the period ended June 30, 2016, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Funds requested and KPMG furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as Exhibit 77 to Form N-SAR for the period ended December 31, 2016.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2015 and through September 9, 2016, neither the Company nor anyone on its behalf has consulted EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

30	Notes to Financial Statements

State Street Income V.I.S. Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of State Street Variable Insurance Series Funds, Inc. and Shareholders of State Street Income V.I.S. Fund:

We have audited the accompanying statement of assets and liabilities of the State Street Income V.I.S. Fund (formerly GE Investments Income Fund) (one of the funds constituting State Street Variable Insurance Series Funds, Inc. (formerly GE Investment Funds, Inc.)) (the “Fund”), including the schedule of investments, as of December 31, 2016, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2015 and the financial highlights for periods ended prior to January 1, 2016 were audited by another independent registered public accounting firm whose report, dated February 19, 2016, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street Income V.I.S. Fund (one of the funds constituting State Street Variable Insurance Series Funds, Inc.) at December 31, 2016, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 17, 2017

Report of Independent Registered Public Accounting Firm	31

State Street Income V.I.S. Funds

Tax Information (Unaudited)

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

32	Tax Information

State Street Income V.I.S. Fund

Special Meeting of Shareholders — Voting Results (Unaudited)

On November 2, 2016, the State Street Variable Insurance Series Funds, Inc. (formerly known as GE Investments Funds, Inc.) (the “Company”) held a special meeting of shareholders of each series portfolio of the Company (collectively, the “Funds”), including shareholders of the State Street Income V.I.S. Fund (formerly known as the Income Fund) (the “Fund”). Shareholders of record on August 31, 2016 were entitled to vote on the proposals. For each proposal shareholders of all Funds voted together and not by Fund or share class. At the meeting, all proposals were approved by the Fund’s shareholders and the following votes were recorded:

Proposal 1:

Approval of an amendment to the Articles of Incorporation of the Company to change the name of the Company from GE Investments Funds, Inc. to State Street Variable Insurance Series Funds, Inc.

Company Votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	129,623,837.819	89.283%	89.283%
Against	10,047,818.534	6.921%	6.921%
Abstain	5,511,041.282	3.796%	3.796%
Total	145,182,697.634	100.000%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	2,046,311.445	89.677%	89.677%
Against	179,289.814	7.857%	7.857%
Abstain	56,262.950	2.466%	2.466%
Total	2,281,864.208	100.000%	100.000%

Proposal 2:

Approval of an amendment to the Articles of Incorporation of the Company to permit the Board of Directors to change the name of the Company without seeking shareholder approval.

Company votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	118,220,823.871	81.429%	81.429%
Against	21,486,028.150	14.799%	14.799%
Abstain	5,475,845.611	3.772%	3.772%
Total	145,182,697.634	100.000%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,896,357.832	83.106%	83.106%
Against	317,399.029	13.910%	13.910%
Abstain	68,107.347	2.985%	2.985%
Total	2,281,864.208	100.000%	100.000%

Special Meeting of Shareholders — Voting Results	33

State Street Income V.I.S. Fund

Additional Information — December 31, 2016 (Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. Matthew J. Simpson resigned as a Director of the Fund effective June 30, 2016.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS AND EXECUTIVE OFFICERS
Jeanne M. La Porta c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 51	Director and President	Until successor is elected and qualified – 2 years

Senior Managing Director at State Street Global Advisors since July 2016; President of GE Retirement Savings Plan Funds since July 2016; Senior Vice President and Commercial Operations Leader at GEAM from March 2014 to July 2016; President of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds from March 2014 to November 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of State Street Institutional Funds from July 2003 to April 2014; Vice President of Elfun Funds from October 2003 to July 2016; Vice President of GE Retirement Savings Plan Funds from October 2003 to July 2016; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

				22	Trustee and President of State Street Institutional Funds since 2014; Trustee of Elfun Funds since 2014.

34	Additional Information

State Street Income V.I.S. Fund

Additional Information, continued — December 31, 2016 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS AND EXECUTIVE OFFICERS (continued)
JoonWon Choe c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 47	Vice President & Secretary	Until successor is elected and qualified –6 years	Managing Director and Managing Counsel at State Street Global Advisors since July 2016; Senior Vice President and Deputy General Counsel at GEAM from March 2011 to July 2016; Vice President and Secretary of State Street Institutional Funds since September 2010; Vice President and Assistant Secretary of GE Retirement Savings Plan Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds from September 2010 to July 2016; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010; and Vice President and Secretary of GE Funds from September 2010 to February 2011.	N/A	N/A

Robert Herlihy c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 49	Chief Compliance Officer	Until successor is elected and qualified –11 years	Managing Director at State Street Global Advisors since July 2016; Deputy Chief Compliance Officer of Elfun Funds since July 2016; Chief Compliance Officer of State Street Institutional Funds and GE Retirement Savings Plan Funds since July 2005; Chief Compliance Officer of GEAM and Elfun Funds from July 2005 to July 2016; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002-2005.	N/A	N/A

Arthur A. Jensen c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 50	Treasurer	Until successor is elected and qualified –5 years	Vice President at State Street Global Advisors since July 2016; Deputy Treasurer of Elfun Funds since July 2016; Treasurer of State Street Institutional Funds and GE Retirement Savings Plan Funds since June 2011; Treasurer of Elfun Funds from June 2011 to July 2016; Mutual Funds Controller of GEAM from April 2011 to July 2016; Senior Vice President at Citigroup from 2008 to 2010; and Vice President at JPMorgan from 2005 to 2008.	N/A	N/A

Additional Information	35

State Street Income V.I.S. Fund

Additional Information, continued — December 31, 2016 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS AND EXECUTIVE OFFICERS (continued)
Brian Harris c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 43	Deputy Chief Compliance Officer	Until successor is elected and qualified – less than 1 year	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance, AARP Financial Inc. (2008-2010).	N/A	N/A

Bruce S. Rosenberg c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 55	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).	N/A	N/A

Ann M. Carpenter c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 50	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Chief Operating Officer, SSGA Funds Management, Inc. (April 2014 – present); Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2005 – present).*	N/A	N/A

Chad C. Hallett c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 47	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).	N/A	N/A

*	Served in various capacities and/or with various affiliated entities during noted time period.

36	Additional Information

State Street Income V.I.S. Fund

Additional Information, continued — December 31, 2016 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
NON-INTERESTED DIRECTORS
John R. Costantino c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 70	Chairman of the Board	Until successor is elected and qualified – 20 years	General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.	16	Trustee of State Street Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

R. Sheldon Johnson c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 70	Director	Until successor is elected and qualified – 5 years	Retired, 2006 to present; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.	16	Trustee of State Street Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 54	Director	Until successor is elected and qualified – 5 years	Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.	16	Trustee of State Street Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Additional Information	37

State Street Income V.I.S. Fund

Investment Team (Unaudited)

Investment Adviser and Administrator

SSGA Funds Management, Inc.

Board of Directors

John R. Costantino, Chairman

R. Sheldon Johnson

Jeanne M. La Porta

Donna M. Rapaccioli

Secretary

JoonWon Choe

Robert Herlihy as CCO and

Brian Harris as Deputy CCO

Chief Compliance Officer

Robert Herlihy

Deputy Chief Compliance Officer

Brian Harris

Treasurer

Arthur A. Jensen

Assistant Treasurers

Bruce S. Rosenberg

Ann M. Carpenter

Chad C. Hallett

Distributor

State Street Global Markets, LLC

Member FINRA and SIPC

Custodian

State Street Bank and Trust Company

38	Investment Team

Investment Adviser

SSGA Funds Management, Inc.

1600 Summer Street

Stamford, CT 06905

or at:

P.O. Box 7900

Stamford, CT 06904-7900

Distributor

State Street Global Markets, LLC

Member FINRA and SIPC

State Street Financial Center

One Lincoln Street

Boston, MA 02111

www.ssga.com/geam

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund’s website at http://www.ssga.com/geam; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.ssga.com/geam; and (ii) on the Commission’s website at http://www.sec.gov.

IBG-22840

Annual Report

31 December 2016

State Street U.S. Equity V.I.S. Fund

(formerly the GE Investments U.S. Equity Fund)

State Street U.S. Equity V.I.S Fund

Annual Report

December 31, 2016

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current summary prospectus of the Fund available for investments thereunder.

State Street U.S. Equity V.I.S. Fund

Notes to Performance — December 31, 2016 (Unaudited)

The information provided on the performance pages relates to the State Street U.S. Equity V.I.S. Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Fund’s website at http://www.ssga.com/geam for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. The Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2017 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

State Street Global Markets, LLC, member of FINRA & SIPC is the principal underwriter and distributor of the State Street V.I.S. Funds and a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The Funds pay State Street Bank and Trust Company for its services as custodian and Fund Accounting agent, and pay SSGA Funds Management, Inc. for investment advisory and administrative services.

Notes to Performance	1

State Street U.S. Equity V.I.S. Fund

Portfolio Management Discussion and Analysis — December 31, 2016 (Unaudited)

Q.	How did the State Street U.S. Equity V.I.S. Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2016?

A.	For the twelve-month period ended December 31, 2016, the State Street U.S. Equity V.I.S. Fund returned 9.31%. The S&P 500® Index (the “S&P 500 Index”), the Fund’s benchmark, returned 11.96% and the Fund’s Morningstar peer group of 295 U.S. Insurance Large Blend Funds returned an average of 11.08% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	2016 was a year of rotating market regimes and mixed sector performance which posed challenges for the long-term fundamental investor. Issues buffeting U.S. equities ranged from China currency and growth concerns, to a growing wave of populism leading to the twin surprises of the United Kingdom’s June 2016 referendum vote to withdraw from the European Union and Donald Trump’s presidential victory.

Early in the year, defensive stocks outperformed amid fears that a slowing China would crush global economies. However by year-end, telecommunications (+23%) was the only defensive “bond-proxy” to hold strong leadership, while real estate (+3%) and staples (+5%) lagged. Energy (+27%) and financials (+23%) won as interest rates rose and oil prices strengthened — bolstered by OPEC’s late-year production-cut pledge. Industrials (+19%) and materials (+17%) also rallied amid hopes for fiscal stimulus and infrastructure spending in the President-elect Trump era. Health care (-3%) was the index’s sole negative-returning sector, plagued by negative sentiment around drug pricing, and mixed M&A performance. In our opinion, the health care sector continues to offer the best combination of earnings growth (+8% for the next 12 months) and valuation at the low-end of its historical range. On a fundamental basis we continue to find attractive investment opportunities in the health care, and have added to core positions at low valuations this year.

The market de-rated growth stocks this year, which is not surprising given relative outperformance in the energy, financials, materials and industrials sectors. The value style of investing beat growth across all market capitalization buckets — by significant margins; and small caps outperformed large capitalization stocks. In terms of size, the outlook for pro-domestic President-elect Trump policies benefitted small-cap and lower-quality stock performance.

Q.	What were the primary drivers of Fund performance?

A.	The Fund’s overweight in the lagging health care sector weighed on results. Our biotechnology and pharmaceuticals holdings detracted most from performance against a backdrop of negative election-year rhetoric around drug pricing. One pharmaceutical holding was involved in a large M&A transaction that broke, causing a significant negative effect. We maintained conviction in its prospects as a standalone specialty pharma company, and added to the position on weakness. In general, we have found a good combination of valuation and earnings growth potential in the health care sector, and believe the negative pricing rhetoric has been overly discounted. Finally, improving commodity prices and hopes for increased infrastructure spending under President-elect Trump lifted the materials sector and the Fund was light in the most economically-sensitive materials companies, including the mining companies. We believe — eight years into the business cycle — that it is too late to be especially pro-cyclically tilted in materials.

On the other hand, strong stock selection in consumer discretionary and Information technology (“IT”) bolstered returns. Among consumer cyclicals, several of the Fund’s U.S. media holdings demonstrated strong results, seemingly immune to economic growth fears early in the year. Broad-based stock selection strength benefited our IT holdings — the Fund’s communications equipment, semiconductor, storage and IT services holdings outperformed. Finally, the Fund benefited from strong stock selection in industrials, as economic fundamentals improved and the Trump victory fueled hopes for more growth ahead.

The Fund does not invest in derivatives securities as part of its strategy, but may hold futures contracts or exchange traded funds to equitize cash flows in advance of investment. The effect of derivatives on performance was deminimus for the year.

Q.	Were there any significant changes in the Fund during the period?

A.	There were no changes during the period in the portfolio management team or their fundamental, bottom-up approach to investing. Health care and financials remained key sector overweights, and we increased our financials exposure somewhat as the Federal Reserve’s path of rate normalization came into focus. The Fund maintains a modest cyclical tilted eight years into the business cycle. We are comfortable with our moderate pro-cyclical positioning as we think this business cycle may even reach extra innings due to the slow growth of this recovery, and potential growth from the new administration’s fiscal policies.

2	State Street U.S. Equity V.I.S. Fund

State Street U.S. Equity V.I.S. Fund

Understanding Your Fund’s Expenses — December 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2016.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Account value at the beginning of the period July 1, 2016	$1,000.00	$1,000.00
Account value at the end of the period December 31, 2016	$1,081.80	$1,020.86
Expenses paid during the period*	$4.45	$4.32

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.85%** (for the period July 1, 2016 — December 31, 2016), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

State Street U.S. Equity V.I.S. Fund	3

State Street U.S. Equity V.I.S. Fund

Performance Summary — December 31, 2016 (Unaudited)

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/16

	One Year	Five Year	Ten Year
Number of funds in peer group	295	274	246
Peer group average annual total return	11.08%	13.15%	5.81%
Morningstar Category in peer group: U.S. Insurance Large Blend

Top Ten Largest Holdings

as of December 31, 2016 (as a % of Fair Value) (a)(b)

Apple Inc.	2.86%
Allergan PLC	2.83%
Wells Fargo & Co.	2.77%
Medtronic PLC	2.60%
QUALCOMM Inc.	2.38%
Citigroup Inc.	2.37%
Johnson & Johnson	2.09%
PepsiCo Inc.	2.06%
Cisco Systems Inc.	1.99%
Bank of America Corp.	1.98%

Sector Allocation as of December 31, 2016

Portfolio composition as a % of Investments of $27,297 (in thousands) on December 31, 2016 (a)(b)

Average Annual Total Return For the Periods Ended December 31, 2016

Class I Shares (Inception date 1/3/95)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street U.S. Equity V.I.S. Fund	9.31%	13.31%	6.16%	$18,176
S&P 500® Index	11.96%	14.66%	6.95%	$19,572

4	State Street U.S. Equity V.I.S. Fund

State Street U.S. Equity V.I.S. Fund

Performance Summary, continued — December 31, 2016 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Class G Shares.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

State Street U.S. Equity V.I.S. Fund	5

State Street U.S. Equity V.I.S. Fund

Schedule of Investments — December 31, 2016

	Number of Shares	Fair Value $

Common Stock - 96.4%†
Aerospace & Defense - 2.1%
General Dynamics Corp.	2,085	359,996
Hexcel Corp.	4,047	208,178

		568,174

Agricultural Products - 0.4%
Archer-Daniels-Midland Co.	2,612	119,238

Airlines - 1.5%
Delta Air Lines Inc.	8,103	398,587

Apparel, Accessories & Luxury Goods - 0.7%
Ralph Lauren Corp.	866	78,217
VF Corp.	2,150	114,703

		192,920

Application Software - 1.2%
Intuit Inc.	1,689	193,576
salesforce.com Inc. (a)	2,006	137,331

		330,907

Asset Management & Custody Banks - 1.4%
Ameriprise Financial Inc.	2,480	275,131
Invesco Ltd.	3,464	105,098

		380,229

Auto Parts & Equipment - 1.0%
Delphi Automotive PLC	4,108	276,674

Automotive Retail - 0.5%
Advance Auto Parts Inc.	885	149,671

Biotechnology - 4.6%
Alexion Pharmaceuticals Inc. (a)	1,520	185,972
Amgen Inc.	3,230	472,258
Gilead Sciences Inc.	7,318	524,042
Vertex Pharmaceuticals Inc. (a)	1,204	88,699

		1,270,971

Building Products - 0.0%*
Allegion PLC	71	4,544

Cable & Satellite - 4.9%
Charter Communications Inc., Class A (a)	1,837	528,909
Comcast Corp., Class A	5,830	402,561
Liberty Global PLC, Class C (a)	8,975	266,558
Sirius XM Holdings Inc.	33,787	150,352

		1,348,380

Communications Equipment - 2.0%
Cisco Systems Inc.	17,967	542,963

	Number of Shares	Fair Value $
Consumer Finance - 1.9%
Discover Financial Services	7,127	513,785

Data Processing & Outsourced Services - 2.0%
PayPal Holdings Inc. (a)	4,329	170,866
Visa Inc., Class A	4,752	370,751

		541,617

Diversified Banks - 8.1%
Bank of America Corp.	24,442	540,168
Citigroup Inc.	10,877	646,420
JPMorgan Chase & Co.	2,981	257,230
Wells Fargo & Co.	13,734	756,881

		2,200,699

Drug Retail - 0.1%
CVS Health Corp.	447	35,273

Electric Utilities - 0.9%
Exelon Corp.	1,515	53,767
NextEra Energy Inc.	1,495	178,593

		232,360

Financial Exchanges & Data - 2.3%
CME Group Inc.	3,104	358,046
S&P Global Inc.	2,640	283,906

		641,952

General Merchandise Stores - 0.6%
Dollar General Corp.	2,166	160,436

Gold - 0.4%
Newmont Mining Corp.	2,884	98,258

Healthcare Equipment - 4.7%
Abbott Laboratories	3,590	137,892
Boston Scientific Corp. (a)	15,321	331,393
Medtronic PLC	9,979	710,804
Stryker Corp.	895	107,230

		1,287,319

Healthcare Supplies - 0.6%
The Cooper Companies Inc.	866	151,489

Home Improvement Retail - 1.2%
Lowe’s Companies Inc.	4,661	331,490

Housewares & Specialties - 1.1%
Newell Brands Inc.	7,021	313,488

Hypermarkets & Super Centers - 0.5%
Wal-Mart Stores Inc.	2,006	138,655

See notes to schedule of investments and notes to financial statements.

6	State Street U.S. Equity V.I.S. Fund

State Street U.S. Equity V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

	Number of Shares	Fair Value $

Independent Power Producers & Energy Traders - 0.4%
Calpine Corp. (a)	8,497	97,121

Industrial Conglomerates - 0.5%
Honeywell International Inc.	1,194	138,325

Industrial Gases - 0.4%
Air Products & Chemicals Inc.	677	97,366

Industrial Machinery - 1.6%
Ingersoll-Rand PLC	5,719	429,154

Integrated Oil & Gas - 4.5%
Chevron Corp.	3,764	443,023
Exxon Mobil Corp.	5,298	478,197
Occidental Petroleum Corp.	4,148	295,462

		1,216,682

Internet & Direct Marketing Retail - 1.3%
Amazon.com Inc. (a)	486	364,437

Internet Software & Services - 4.3%
Alibaba Group Holding Ltd. ADR (a)	845	74,199
Alphabet Inc., Class A (a)	477	377,999
Alphabet Inc., Class C (a)	528	407,521
Facebook Inc., Class A (a)	2,640	303,732

		1,163,451

Investment Banking & Brokerage - 2.3%
Morgan Stanley	5,679	239,938
The Charles Schwab Corp.	9,503	375,083

		615,021

Life & Health Insurance - 0.5%
Prudential Financial Inc.	1,373	142,874

Movies & Entertainment - 0.8%
The Walt Disney Co.	2,154	224,490

Multi-Line Insurance - 1.1%
American International Group Inc.	1,795	117,232
The Hartford Financial Services Group Inc.	3,619	172,445

		289,677

Multi-Utilities - 1.3%
Sempra Energy	3,660	368,342

Oil & Gas Equipment & Services - 1.0%
Schlumberger Ltd.	3,352	281,400

	Number of Shares	Fair Value $
Oil & Gas Exploration & Production - 3.5%
Concho Resources Inc. (a)	450	59,670
ConocoPhillips	6,239	312,824
Hess Corp.	4,818	300,113
Noble Energy Inc.	7,818	297,553

		970,160

Packaged Foods & Meats - 1.3%
Mondelez International Inc., Class A	8,002	354,729

Paper Packaging - 0.2%
Packaging Corporation of America	570	48,347

Pharmaceuticals - 8.0%
Allergan PLC (a)	3,684	773,677
Johnson & Johnson	4,940	569,138
Merck & Company Inc.	8,605	506,576
Pfizer Inc.	10,584	343,768

		2,193,159

Property & Casualty Insurance - 0.6%
Chubb Ltd.	1,320	174,398

Research & Consulting Services - 0.9%
Nielsen Holdings PLC	5,875	246,456

Semiconductor Equipment - 1.8%
Applied Materials Inc.	14,911	481,178

Semiconductors - 2.9%
NXP Semiconductors N.V. (a)	1,490	146,035
QUALCOMM Inc.	9,974	650,305

		796,340

Soft Drinks - 2.1%
PepsiCo Inc.	5,365	561,340

Specialized REITs - 1.6%
American Tower Corp.	4,265	450,725

Specialty Chemicals - 0.1%
PPG Industries Inc.	346	32,787

Systems Software - 2.3%
Microsoft Corp.	6,863	426,467
Oracle Corp.	5,526	212,474

		638,941

Technology Hardware, Storage & Peripherals - 5.0%
Apple Inc.	6,737	780,279
Hewlett Packard Enterprise Co.	6,018	139,257

See notes to schedule of investments and notes to financial statements.

State Street U.S. Equity V.I.S. Fund	7

State Street U.S. Equity V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

	Number of Shares	Fair Value $

Western Digital Corp.	6,493	441,199

		1,360,735

Trading Companies & Distributors - 1.4%
United Rentals Inc. (a)	3,696	390,224

Total Common Stock (Cost $22,082,131)		26,357,938

Short-Term Investments - 3.5%
State Street Institutional U.S. Government Money Market Fund -Class G Shares 0.46% (Cost $938,819) (b)(c)(d)	938,819	938,819

Total Investments (Cost $23,020,950)		27,296,757

Other Assets and Liabilities, net - 0.1%		39,554

NET ASSETS - 100.0%		27,336,311

Other Information:

The Fund had the following long futures contracts open at December 31, 2016:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation

S&P 500 Emini Index Futures	March 2017	2	$223,620	$(3,209)

See notes to schedule of investments and notes to financial statements.

8	State Street U.S. Equity V.I.S. Fund

State Street U.S. Equity V.I.S. Fund

Notes to Schedule of Investments — December 31, 2016

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.
(b)	Sponsored by SSGA Funds Management, Inc., the Funds’ investment adviser and administrator, effective July 1, 2016, and an affiliate of State Street Bank & Trust Co., the Funds’ sub-administrator, custodian and accounting agent.
(c)	Coupon amount represents effective yield.
(d)	At December 31, 2016, all or a portion of this security was pledged to cover collateral requirements for futures.
†	Percentages are based on net assets as of December 31, 2016.
*	Less than 0.05%.

Abbreviations:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

SPDR - S&P Depositary Receipt

Affiliate Table

	Number of Shares Held at 12/31/15	Value At 12/31/15	Shares Purchased	Shares Sold	Number of Shares Held at 12/31/16	Value at 12/31/16	Dividend/ Interest Income	Realized Gain (Loss)
Financial Select Sector SPDR Fund	3,899	$—	—	3,899	—	$—	$472	$17,629
Industrial Select Sector SPDR Fund	6,971	369,533	1,520	8,491	—	—	4,208	161,914
State Street Corp.	6,686	443,683	—	6,686	—	—	2,020	(39,378)
State Street Institutional U.S. Government Money Market Fund - Class G Shares	825,035	825,035	7,367,559	7,253,775	938,819	938,819	2,183	—

		$1,638,251				$938,819	$8,883	$140,164

Notes to Schedule of Investments	9

State Street U.S. Equity V.I.S. Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/16	12/31/15*	12/31/14*		12/31/13*		12/31/12*
Inception date							1/3/95

Net asset value, beginning of period	$42.25	$48.44	$46.63		$35.14		$30.74

Income/(loss) from investment operations:
Net investment income	0.55	0.53	0.50		0.42		0.45
Net realized and unrealized gains/(losses) on investments	3.41	(1.56)	5.48		11.49		4.40

Total income/(loss) from investment operations	3.96	(1.03)	5.98		11.91		4.85

Less distributions from:
Net investment income	0.54	0.53	0.46		0.42		0.45
Net realized gains	3.65	4.63	3.71		—		—

Total distributions	4.19	5.16	4.17		0.42		0.45

Net asset value, end of period	$42.02	$42.25	$48.44		$46.63		$35.14

Total return(a)	9.31%	(2.30)%	12.77%		33.91%		15.80%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$27,336	$31,405	$35,178		$34,234		$29,924

Ratios to average net assets:
Net expenses	0.83%	0.76%	0.77	%(b)	0.80	%(b)	0.80	%(b)
Gross expenses	0.83%	0.76%	0.77%		0.80%		0.81%
Net investment income	1.16%	1.04%	0.99%		0.95%		1.22%
Portfolio turnover rate	37%	37%	43%		40%		66%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.
*	Beginning with the year ended December 31, 2016, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

10	Financial Highlights

State Street U.S. Equity V.I.S. Fund

Statement of Assets and Liabilities — December 31, 2016

Assets
Investments in securities, at fair value (cost $22,082,131)	$26,357,938
Short-term affiliated investments, at fair value	938,819
Cash	2,500
Restricted cash(1)	45,000
Income receivable	46,251
Receivable for fund shares sold	1,232
Income receivable from affiliated investments	326
Other assets	1,334

Total assets	27,393,400

Liabilities
Payable for fund shares redeemed	2,315
Payable for variation margin on open futures contracts	890
Payable to the Adviser (Note 6)	12,831
Payable to the Custodian (Note 6)	14,715
Accrued other expenses	26,338

Total liabilities	57,089

Net Assets	$27,336,311

Net Assets Consist of:
Capital paid in	$23,077,478
Undistributed (distributions in excess of) net investment income	2,483
Accumulated net realized gain (loss)	(16,248)
Net unrealized appreciation (depreciation) on:
Investments	4,275,807
Futures	(3,209)

Net Assets	$27,336,311

Shares outstanding ($0.01 par value; unlimited shares authorized)	650,608
Net asset value per share	$42.02
(1) Deposits at broker for futures contracts.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities	11

State Street U.S. Equity V.I.S. Fund

Statement of Operations — For the year ended December 31, 2016

Investment Income
Income
Dividend	$546,977
Interest	2,212
Income from affiliated investments	8,883

Total income	558,072

Expenses
Advisory and administration fees (Note 6)	155,360
Directors’ fees (Note 6)	1,939
Custody and accounting expenses — net (Note 6)	40,097
Professional fees	22,505
Other expenses	12,868

Total Expenses	232,769

Net investment income	$325,303

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments	$1,648,108
Affiliated investments	140,164
Futures	28,083
Increase (decrease) in unrealized appreciation/depreciation on:
Investments	215,901
Futures	(5,568)

Net realized and unrealized gain (loss) on investments	2,026,688

Net increase in net assets resulting from operations	$2,351,991

The accompanying notes are an integral part of these financial statements.

12	Statement of Operations

State Street U.S. Equity V.I.S. Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015*

Increase (Decrease) in Net Assets

Operations:
Net investment income	$325,303	$352,176
Net realized gain (loss) on investments and futures transactions	1,816,355	2,975,903
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	210,333	(4,065,358)

Net increase (decrease) from operations	2,351,991	(737,279)

Distributions to shareholders from:
Net investment income	(320,358)	(351,298)
Net realized gains	(2,161,189)	(3,071,206)

Total distributions	(2,481,547)	(3,422,504)

Increase (decrease) in assets from operations and distributions	(129,556)	(4,159,783)

Share transactions:
Proceeds from sale of shares	100,913	1,115,357
Value of distributions reinvested	2,481,547	3,422,504
Cost of shares redeemed	(6,521,940)	(4,150,957)

Net increase (decrease) from share transactions	(3,939,480)	386,904

Total increase (decrease) in net assets	(4,069,036)	(3,772,879)

Net Assets
Beginning of year	31,405,347	35,178,226

End of year	$27,336,311	$31,405,347

Undistributed (distributions in excess of) net investment income, end of year	$2,483	$(2)

Changes in Fund Shares
Shares sold	2,392	22,912
Issued for distributions reinvested	58,707	79,723
Shares redeemed	(153,785)	(85,580)

Net increase (decrease) in fund shares	(92,686)	17,055

*	Beginning with the year ended December 31, 2016, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	13

State Street U.S. Equity V.I.S. Fund

Notes to Financial Statements — December 31, 2016

1.	Organization of the Company

State Street Variable Insurance Series Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to November 30, 2016, the Company was named GE Investments Funds, Inc. The Company is currently composed of the following eight investment portfolios (collectively, the “Funds”): State Street U.S. Equity V.I.S. Fund (the “Fund”), State Street S&P 500 Index V.I.S. Fund, State Street Premier Growth Equity V.I.S. Fund, State Street Core Value Equity V.I.S. Fund, State Street Small-Cap Equity V.I.S. Fund, State Street Total Return V.I.S. Fund, State Street Income V.I.S. Fund and State Street Real Estate Securities V.I.S. Fund. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. Each Fund is a diversified investment company within the meaning of the 1940 Act.

Effective November 30, 2016, each individual Fund changed its respective name as follows:

Old Name	New Name

GE Investments U.S. Equity Fund

GE Investments S&P 500 Index Fund

GE Investments Premier Growth Equity Fund

GE Investments Core Value Equity Fund

GE Investments Small-Cap Equity Fund

GE Investments Total Return Fund

GE Investments Income Fund

GE Investments Real Estate Securities Fund

State Street U.S. Equity V.I.S. Fund

State Street S&P 500 Index V.I.S. Fund

State Street Premier Growth Equity V.I.S. Fund

State Street Core Value Equity V.I.S. Fund

State Street Small-Cap Equity V.I.S. Fund

State Street Total Return V.I.S. Fund

State Street Income V.I.S. Fund

State Street Real Estate Securities V.I.S. Fund

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. SSGA Funds Management, Inc. (“SSGA FM”) is the investment adviser and administrator of each of the Funds effective July 1, 2016. Prior to July 1, 2016, GE Asset Management Incorporated (“GEAM”) served as the investment adviser and administrator to each Fund.

The Company currently offers one share class (Class 1) of the Fund as an investment option for variable life insurance and variable annuity contracts.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Derivatives  The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into various types of derivative transactions (such as options, futures, and options on futures) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.

Foreign Currency  Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

14	Notes to Financial Statements

State Street U.S. Equity V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern Time.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Futures Contracts  A futures contract is an agreement to buy or sell a specific amount of a commodity, financial instrument, currency or index at a particular price and future date. During the fiscal year ended December 31, 2016, the Fund invested in stock index futures contracts to gain equity exposure for accumulating and residual cash positions. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by the investment adviser and reimbursed by the Fund.

Federal Income Taxes  The Fund intends to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies, including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the

Notes to Financial Statements	15

State Street U.S. Equity V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016 measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

•	Level 1 — Quoted prices for identical investments in active markets.

•	Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

•	Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. The investment adviser performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities, which may not necessarily represent the last sales price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances, the Fund typically classifies the investment securities in Level 2.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Investments in registered investment companies are valued at the published daily net asset value (“NAV”) and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Company’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of the investment adviser. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

16	Notes to Financial Statements

State Street U.S. Equity V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2016:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$26,357,938	$—	$—	$26,357,938
Short-Term Investments	938,819	—	—	938,819

Total Investments in Securities	$27,296,757	$—	$—	$27,296,757

Other Financial Instruments*
Long Futures Contracts — Unrealized Depreciation	$(3,209)	$—	$—	$(3,209)

†	See Schedule of Investments for Industry Classification.
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

There were no transfers between fair value levels during the period. Transfers between fair value levels are recognized at the beginning of the period.

4.	Derivatives Disclosure

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB ASC No. 815 Derivatives and Hedging (“ASC 815”) as of December 31, 2016.

	Asset Derivatives December 31, 2016		Liability Derivatives December 31, 2016
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)	Location in the Statement of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(3,209)

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure, none of which are accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	6,470,318/ (6,485,021)	28,083	(5,568)

During the fiscal year ended December 31, 2016, the Fund had an average notional value of $334,870 and $16,678 on long and short futures contracts, respectively. Please refer to the table following the Schedule of Investments for open futures contracts at December 31, 2016.

Notes to Financial Statements	17

State Street U.S. Equity V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

5.	Line of Credit

Prior to July 1, 2016, the Company shared a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility was with the Company’s custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility required the payment of a commitment fee equal to 0.20% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by each Fund generally was borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the higher of the 1-Month LIBOR plus 1.25% and the Overnight Federal Funds Rate plus 1.25% and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund was the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facility was not utilized by the Fund during the fiscal year ended December 31, 2016. The revolving credit facility with State Street was terminated effective June 30, 2016.

Currently, the Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires October 12, 2017, unless extended or renewed.

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate. From July 1, 2016, the date the Funds were added to this credit facility, through October 12, 2016, interest was calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%.

The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2016.

6.	Compensation and Fees Paid to Affiliates

SSGA FM, a registered investment adviser, was retained by the Company’s Board of Directors effective July 1, 2016 to act as investment adviser and administrator of the Fund. SSGA FM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.55%.

State Street serves as sub-administrator and custodian to the funds. Amounts paid by the Fund to State Street for performing such services are included in the advisory and administration and custody and accounting expenses, respectively.

Prior to July 1, 2016, GEAM served as the Fund’s investment adviser and administrator and the Fund paid GEAM a Management Fee at an annualized rate of 0.55%.

Directors’ Compensation  The Fund pays no compensation to its Directors who are officers or employees of SSGA FM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by SSGA FM. Compensation paid to non-interested Directors is reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about Directors’ compensation, please refer to the Funds’ Statement of Additional Information.)

Other Transactions with Affiliates  In December 2015, State Street announced a review of the manner in which it invoiced certain expenses to certain of its Investment Servicing clients, primarily in the United States, during an 18-year period going back to 1998 and its determination that it had incorrectly invoiced clients for certain expenses. State Street informed its clients that it will pay to them the expenses it concluded were incorrectly invoiced to them, plus interest.

The Fund was impacted by this matter. The amounts in the table below represent the refunded expenses and interest received by the Fund for the periods in question.

Refunded Custody Expense*	Interest*	Total	% of Net Assets at 12/31/16

$3,612	$2,212	$5,824	0.021%

*	Refunded Custody Expense and Interest appear on the Statements of Operations in Custody and Accounting expenses — net and Interest income, respectively.

18	Notes to Financial Statements

State Street U.S. Equity V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the fiscal year ended December 31, 2016, were as follows:

Non-U.S. Government Securities
Purchases	Sales

$10,159,191	$16,355,629

Affiliated Investments The Fund may invest in affiliated entities, including securities issued by State Street, affiliated funds, or entities deemed to be affiliates as a result of the Fund owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the fiscal year ended December 31, 2016 are disclosed in the Schedule of Investments.

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2013, 2014, 2015, and 2016 fiscal year tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2016, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Cost of Investments For Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed Income	Undistributed Accum. Capital Gain/(Loss)	Late-Year Losses
	Appreciation	Depreciation	Investments	Derivatives/ Currency

$23,323,894	$4,543,572	$(570,709)	$3,972,863	$—	$2,483	$283,485	$—

As of December 31, 2016, the Fund had no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund incurred no such losses for the fiscal year ended December 31, 2016.

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total
2016	$320,358	$2,161,189	$2,481,547
2015	349,409	3,073,095	3,422,504

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) distributions from Real Estate Investment Trusts, return of capital from securities, losses deferred due to wash sales transactions and investments in futures. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

Notes to Financial Statements	19

State Street U.S. Equity V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

The reclassifications for the fiscal year ended December 31, 2016 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In

$(2,460)	$2,460	$—

9.	Change in Audit Firm

KPMG LLP (“KPMG”) served as the independent registered certified public accounting firm of the Company through its resignation as of June 30, 2016. On September 9, 2016, upon recommendation by the Audit Committee of the Company, the Company’s Board of Directors selected Ernst & Young LLP (“EY”) to replace KPMG as the independent public accountant for the fiscal year ended December 31, 2016.

The reports of KPMG on the financial statements for the fiscal years ended December 31, 2014 and December 31, 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2015 and through the period ended June 30, 2016, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused them to make reference thereto in their reports on the financial statements for such years or periods.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2015 and through the period ended June 30, 2016, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Funds requested and KPMG furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as Exhibit 77 to Form N-SAR for the period ended December 31, 2016.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2015 and through September 9, 2016, neither the Company nor anyone on its behalf has consulted EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

20	Notes to Financial Statements

State Street U.S. Equity V.I.S. Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of State Street Variable Insurance Series Funds, Inc. and Shareholders of State Street U.S. Equity V.I.S. Fund:

We have audited the accompanying statement of assets and liabilities of the State Street U.S. Equity V.I.S. Fund (formerly GE Investments U.S. Equity Fund) (one of the funds constituting State Street Variable Insurance Series Funds, Inc. (formerly GE Investment Funds, Inc.)) (the “Fund”), including the schedule of investments, as of December 31, 2016, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2015 and the financial highlights for periods ended prior to January 1, 2016 were audited by another independent registered public accounting firm whose report, dated February 19, 2016, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street U.S. Equity V.I.S. Fund (one of the funds constituting State Street Variable Insurance Series Funds, Inc.) at December 31, 2016, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 17, 2017

Report of Independent Registered Public Accounting Firm	21

State Street U.S. Equity V.I.S. Fund

Tax Information — December 31, 2016 (Unaudited)

For the year ended December 31, 2016, the Fund hereby designates $2,161,189 as capital gain dividends, or the amount ultimately treated as capital gain net income.

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

22	Tax Information

State Street U.S. Equity V.I.S. Fund

Special Meeting of Shareholders — Voting Results (Unaudited)

On November 2, 2016, the State Street Variable Insurance Series Funds, Inc. (formerly known as GE Investments Funds, Inc.) (the “Company”) held a special meeting of shareholders of each series portfolio of the Company (collectively, the “Funds”), including shareholders of the State Street U.S. Equity V.I.S. Fund (formerly known as the U.S. Equity Fund) (the “Fund”). Shareholders of record on August 31, 2016 were entitled to vote on the proposals. For each proposal shareholders of all Funds voted together and not by Fund or share class. At the meeting, all proposals were approved by the Fund’s shareholders and the following votes were recorded:

Proposal 1:

Approval of an amendment to the Articles of Incorporation of the Company to change the name of the Company from GE Investments Funds, Inc. to State Street Variable Insurance Series Funds, Inc.

Company Votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	129,623,837.819	89.283%	89.283%
Against	10,047,818.534	6.921%	6.921%
Abstain	5,511,041.282	3.796%	3.796%
Total	145,182,697.634	100.000%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	517,361.484	83.142%	83.142%
Against	94,510.958	15.188%	15.188%
Abstain	10,391.856	1.670%	1.670%
Total	622,264.299	100.000%	100.000%

Proposal 2:

Approval of an amendment to the Articles of Incorporation of the Company to permit the Board of Directors to change the name of the Company without seeking shareholder approval.

Company votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	118,220,823.871	81.429%	81.429%
Against	21,486,028.150	14.799%	14.799%
Abstain	5,475,845.611	3.772%	3.772%
Total	145,182,697.634	100.000%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	472,318.444	75.903%	75.903%
Against	139,115.018	22.356%	22.356%
Abstain	10,830.836	1.741%	1.741%
Total	622,264.299	100.000%	100.000%

Special Meeting of Shareholders — Voting Results	23

State Street U.S. Equity V.I.S. Fund

Additional Information — December 31, 2016 (Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. Matthew J. Simpson resigned as a Director of the Fund effective June 30, 2016.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS AND EXECUTIVE OFFICERS
Jeanne M. La Porta c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 51	Director and President	Until successor is elected and qualified – 2 years	Senior Managing Director at State Street Global Advisors since July 2016; President of GE Retirement Savings Plan Funds since July 2016; Senior Vice President and Commercial Operations Leader at GEAM from March 2014 to July 2016; President of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds from March 2014 to November 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of State Street Institutional Funds from July 2003 to April 2014; Vice President of Elfun Funds from October 2003 to July 2016; Vice President of GE Retirement Savings Plan Funds from October 2003 to July 2016; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.	22	Trustee and President of State Street Institutional Funds since 2014; Trustee of Elfun Funds since 2014.

24	Additional Information

State Street U.S. Equity V.I.S. Fund

Additional Information, continued — December 31, 2016 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS AND EXECUTIVE OFFICERS (continued)
JoonWon Choe c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 47	Vice President & Secretary	Until successor is elected and qualified – 6 years	Managing Director and Managing Counsel at State Street Global Advisors since July 2016; Senior Vice President and Deputy General Counsel at GEAM from March 2011 to July 2016; Vice President and Secretary of State Street Institutional Funds since September 2010; Vice President and Assistant Secretary of GE Retirement Savings Plan Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds from September 2010 to July 2016; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010; and Vice President and Secretary of GE Funds from September 2010 to February 2011.	N/A	N/A

Robert Herlihy c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 49	Chief Compliance Officer	Until successor is elected and qualified – 11 years	Managing Director at State Street Global Advisors since July 2016; Deputy Chief Compliance Officer of Elfun Funds since July 2016; Chief Compliance Officer of State Street Institutional Funds and GE Retirement Savings Plan Funds since July 2005; Chief Compliance Officer of GEAM and Elfun Funds from July 2005 to July 2016; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002-2005.	N/A	N/A

Arthur A. Jensen c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 50	Treasurer	Until successor is elected and qualified – 5 years	Vice President at State Street Global Advisors since July 2016; Deputy Treasurer of Elfun Funds since July 2016; Treasurer of State Street Institutional Funds and GE Retirement Savings Plan Funds since June 2011; Treasurer of Elfun Funds from June 2011 to July 2016; Mutual Funds Controller of GEAM from April 2011 to July 2016; Senior Vice President at Citigroup from 2008 to 2010; and Vice President at JPMorgan from 2005 to 2008.	N/A	N/A

Additional Information	25

State Street U.S. Equity V.I.S. Fund

Additional Information, continued — December 31, 2016 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS AND EXECUTIVE OFFICERS (continued)
Brian Harris c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 43	Deputy Chief Compliance Officer	Until successor is elected and qualified – less than 1 year	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance, AARP Financial Inc. (2008-2010).	N/A	N/A

Bruce S. Rosenberg c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 55	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).	N/A	N/A

Ann M. Carpenter c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 50	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Chief Operating Officer, SSGA Funds Management, Inc. (April 2014 – present); Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2005 – present).*	N/A	N/A

Chad C. Hallett c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 47	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).	N/A	N/A

NON-INTERESTED DIRECTORS
John R. Costantino c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 70	Chairman of the Board	Until successor is elected and qualified – 20 years	General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.	16	Trustee of State Street Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

*	Served in various capacities and/or with various affiliated entities during noted time period.

26	Additional Information

State Street U.S. Equity V.I.S. Fund

Additional Information, continued — December 31, 2016 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
NON-INTERESTED DIRECTORS (continued)
R. Sheldon Johnson c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 70	Director	Until successor is elected and qualified – 5 years	Retired, 2006 to present; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.	16	Trustee of State Street Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 54	Director	Until successor is elected and qualified – 5 years	Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.	16	Trustee of State Street Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Additional Information	27

State Street U.S. Equity V.I.S. Fund

Investment Team (Unaudited)

Investment Adviser and Administrator

SSGA Funds Management, Inc.

Board of Directors

John R. Costantino, Chairman

R. Sheldon Johnson

Jeanne M. La Porta

Donna M. Rapaccioli

Secretary

JoonWon Choe

Chief Compliance Officer

Robert Herlihy

Deputy Chief Compliance Officer

Brian Harris

Treasurer

Arthur A. Jensen

Assistant Treasurers

Bruce S. Rosenberg

Ann M. Carpenter

Chad C. Hallett

Distributor

State Street Global Markets, LLC

Member FINRA and SIPC

Custodian

State Street Bank and Trust Company

28	Investment Team

Investment Adviser

SSGA Funds Management, Inc.

1600 Summer Street

Stamford, CT 06905

or at:

P.O. Box 7900

Stamford, CT 06904-7900

Distributor

State Street Global Markets, LLC

Member FINRA and SIPC

State Street Financial Center

One Lincoln Street

Boston, MA 02111

www.ssga.com/geam

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund’s website at http://www.ssga.com/geam; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.ssga.com/geam; and (ii) on the Commission’s website at http://www.sec.gov.

IBG-22839

Annual Report

December 31, 2016

State Street Total Return V.I.S. Fund

(formerly the GE Investments Total Return Fund)

State Street Total Return V.I.S Fund

Annual Report

December 31, 2016

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current summary prospectus of the Fund available for investments thereunder.

State Street Total Return V.I.S. Fund

Notes to Performance — December 31, 2016 (Unaudited)

The information provided on the performance page relates to the State Street Total Return V.I.S Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Fund’s website at http://www.ssga.com/geam for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

The Morgan Stanley Capital International All Country World Index ex-U.S. (“MSCI® ACWI ex-U.S.”) is a market-capitalization weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI® ACWI ex-U.S. Index includes both developed and emerging markets.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. The Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2017 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

State Street Global Markets, LLC, member of FINRA & SIPC is the principal underwriter and distributor of the State Street V.I.S. Funds and a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The Funds pay State Street Bank and Trust Company for its services as custodian and Fund Accounting agent, and pay SSGA Funds Management, Inc. for investment advisory and administrative services.

Notes to Performance	1

State Street Total Return V.I.S. Fund

Portfolio Management Discussion and Analysis — December 31, 2016 (Unaudited)

Q.	How did the State Street Total Return V.I.S. Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2016?

A.	For the twelve-month period ended December 31, 2016, the State Street Total Return V.I.S. Fund returned 6.35% for Class 1 shares and 6.08% for Class 3 shares. The Fund’s broad based benchmarks, the S&P 500® Index (the “S&P 500 Index”), the MSCI® All Country World ex-U.S. Index, and the Bloomberg Barclays U.S. Aggregate Bond Index returned 11.96%, 4.50% and 2.65%, respectively. The Fund’s Morningstar peer group of 348 U.S. Insurance Fund Moderate Allocation funds returned an average of 6.47% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	2016 presented a range of challenges and opportunities for investors. After starting the year with considerable weakness in January and February, risk asset markets rebounded sharply. The growth fears that dominated those early weeks gave way to expectations for a more stable, though still subdued macro backdrop. For bond markets this led to continued declines in government bond yields, while equity markets were generally well supported by growth as well as accommodative central bank expectations.

As the year progressed, two main events dominated returns and the macro backdrop — the United Kingdom’s June 2016 referendum vote to withdraw from the European Union (the “BREXIT Vote”) and the U.S. presidential election. In the end, both events produced short-term spikes in market volatility. Following the BREXIT Vote, equity markets were weak for a short time before recovering. However, the weakness in British Pound and, to a lesser extent, the euro was longer lasting given the political and economic uncertainty that followed.

Following the U.S. presidential election, equity market weakness was confined to a few hours before giving way to a strong positive move through the end of the year driven by stronger growth expectations. Forecasts for more favorable fiscal policy courtesy of increased spending and tax cuts plus less regulation played a large role in this move, which also drove substantial outperformance of U.S. equities relative to international markets. Moreover, a sharp appreciation of the dollar through that time contributed to U.S. dollar-based outperformance. Finally, stronger growth and inflation expectations, alongside a related rise in expectations for tighter Federal Reserve policy in 2017 resulted in a sharp rise in U.S. Treasury yields in the fourth quarter. In the end, rates were not much changed for the year, but did experience a big move in the fourth quarter while U.S. equities posted a solid gain for all of 2016.

Q.	What were the primary drivers of Fund performance?

A.	For the year as a whole, the biggest positive driver of returns came from U.S. equities which rose more than 10%, with solid gains in the fourth quarter. While a smaller allocation in the overall fund, mid-cap equity markets rose more than 20% in 2016, with a gain of over 7% in the fourth quarter. Fixed income markets produced modest gains of less than 3% in 2016. However, the fourth quarter was much to blame for the full year result, with a decline of over 3% in the quarter on the back of rising interest rates. Finally, international equity markets lagged the U.S. considerably for the year, leading to a modest positive return in the aggregate for the asset class.

Relative to our strategic benchmark, our underweight allocation to fixed income was a positive to performance given the weak returns in the asset class. Moreover, our overweight allocation to US equities was a positive contributor. Our overweight allocation to cash acted as a drag on performance, though only modestly given the corresponding underweight position in fixed income.

Within tactical overlay positions, a short U.S. equity futures position late in the year to protect against market volatility acted as a modest detractor to overall returns. Meanwhile a tactical position to U.S. high yield bonds yielded a positive contribution for the fourth quarter and for the year as a whole.

Q.	Were there any significant changes to the Fund during the period?

A.	There were no major changes to the Fund in the year. Allocation shifts within and across asset classes were consistent with historical moves. In the fourth quarter, we did modestly add to our fixed income allocation in response to higher interest rates, though we remain substantially underweight.

2	State Street Total Return V.I.S. Fund

State Street Total Return V.I.S. Fund

Understanding Your Fund’s Expenses — December 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2016.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

Class 1	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Account value at the
beginning of the period July 1, 2016	$1,000.00	$1,000.00
Account value at the end of the period December 31, 2016	$1,032.50	$1,022.27
Expenses paid during the period*	$2.91	$2.90

Class 3	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Account value at the
beginning of the period July 1, 2016	$1,000.00	$1,000.00
Account value at the end of the period December 31, 2016	$1,031.50	$1,021.01
Expenses paid during the period*	$4.19	$4.17

*	Expenses are equal to the Fund’s annualized net expense ratios of 0.57%** for Class 1 and 0.82%** for Class 3 (for the period July 1, 2016 – December 31, 2016), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

State Street Total Return V.I.S. Fund	3

State Street Total Return V.I.S. Fund

Performance Summary — December 31, 2016 (Unaudited)

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/16

	One Year	Five Year	Ten Year
Number of funds in peer group	348	275	187
Peer group average annual total return	6.47%	8.03%	4.58%
Morningstar Category in peer group: U.S. Insurance Allocation — 50% to 70% Equity

Top Ten Largest Equity Holdings

as of December 31, 2016 (as a % of Fair Value) (a)(b)

Apple Inc.	1.19%
Microsoft Corp.	0.93%
Exxon Mobil Corp.	0.72%
Johnson & Johnson	0.60%
Berkshire Hathaway Inc., Class B	0.60%
JPMorgan Chase & Co.	0.60%
Amazon.com Inc.	0.57%
General Electric Co.	0.54%
Facebook Inc., Class A	0.52%
AT&T Inc.	0.50%

Sector Allocation

Portfolio Composition as a % of Fair Value of $2,324,332 (in thousands) as of December 31, 2016 (a)(b)

Average Annual Total Return for the Periods Ended December 31, 2016

Class 1 Shares (Inception date: 7/01/85)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Total Return V.I.S. Fund	6.35%	7.45%	3.83%	$14,557
S&P 500® Index	11.96%	14.66%	6.95%	$19,572
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.35%	$15,300
MSCI® All Country World ex-U.S.	4.50%	5.00%	0.96%	$11,005

Class 3 Shares (Inception date: 5/01/06)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Total Return V.I.S. Fund	6.08%	7.19%	3.60%	$14,248
S&P 500® Index	11.96%	14.66%	6.95%	$19,572
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.35%	$15,300
MSCI® All Country World ex-U.S.	4.50%	5.00%	0.96%	$11,005

4	State Street Total Return V.I.S. Fund

State Street Total Return V.I.S. Fund

Performance Summary, continued — December 31, 2016 (Unaudited)

Class 1 Shares

Class 3 Shares

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Class G Shares.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

State Street Total Return V.I.S. Fund	5

State Street Total Return V.I.S. Fund

Summary Schedule of Investments — December 31, 2016

	Number of Shares	Fair Value $

Equity Securities - 63.5%†
Consumer Discretionary - 7.5%
Amazon.com Inc. (a)	17,625	13,216,459
Comcast Corp., Class A	106,747	7,370,880
The Home Depot Inc.	54,607	7,321,707
The Walt Disney Co.	65,605	6,837,353
Other Securities	8,464,003	138,209,438

		172,955,837

Consumer Staples - 6.0%
Altria Group Inc.	87,439	5,912,625
Nestle S.A.	99,269	7,134,944
PepsiCo Inc.	64,308	6,728,546
Philip Morris International Inc.	69,445	6,353,523
The Coca-Cola Co.	173,911	7,210,350
The Procter & Gamble Co.	119,880	10,079,510
Other Securities	5,629,439	93,726,984

		137,146,482

Energy - 4.6%
Chevron Corp.	84,508	9,946,592
Exxon Mobil Corp.	185,667	16,758,303
Schlumberger Ltd.	62,265	5,227,147
Other Securities	7,637,628	74,969,625

		106,901,667

Financials - 11.6%
Bank of America Corp.	452,519	10,000,670
Berkshire Hathaway Inc., Class B (a)	85,043	13,860,308
Citigroup Inc.	127,653	7,586,418
JPMorgan Chase & Co.	160,258	13,828,663
Wells Fargo & Co.	202,406	11,154,595
State Street Corp. (b)	16,264	1,264,038
Other Securities	43,728,057	209,111,254

		266,805,946

Healthcare - 7.3%
Johnson & Johnson	121,823	14,035,228
Merck & Company Inc.	123,512	7,271,151
Pfizer Inc.	271,645	8,823,030
UnitedHealth Group Inc.	42,621	6,821,065
Other Securities	3,982,230	130,776,549

		167,727,023

Industrials - 6.9%
General Electric Co. (c)	396,151	12,518,372
Other Securities	11,080,874	147,610,652

		160,129,024

	Number of Shares or Principal Amount ($)	Fair Value $
Information Technology - 10.4%
Alphabet Inc., Class A (a)	13,276	10,520,566
Alphabet Inc., Class C (a)	13,235	10,215,038
Apple Inc.	238,817	27,659,785
Cisco Systems Inc.	225,034	6,800,527
Facebook Inc., Class A (a)	104,862	12,064,373
Intel Corp.	211,740	7,679,810
International Business Machines Corp.	38,717	6,426,635
Microsoft Corp.	348,195	21,636,837
Visa Inc., Class A	83,577	6,520,678
Other Securities	7,868,729	129,715,070

		239,239,319

Materials - 3.1%
Other Securities	6,234,904	71,864,566

		71,864,566

Real Estate - 2.0%
Other Securities	5,943,521	46,908,942

		46,908,942

Telecommunication Services - 2.1%
AT&T Inc.	275,057	11,698,174
Verizon Communications Inc.	182,550	9,744,519
Other Securities	8,372,169	27,597,185

		49,039,878

Utilities - 2.0%
Other Securities	7,194,992	46,175,410

		46,175,410

Total Equity Securities (Cost $1,198,345,483)		1,464,894,094

Bonds and Notes - 31.0%
U.S. Treasuries - 10.5%
U.S. Treasury Bonds
2.25% 08/15/46 (d)	600,000	503,203
2.50% 02/15/45 - 05/15/46 (d)	4,510,000	4,000,138
2.75% 11/15/42 (d)	650,000	612,614
2.88% 08/15/45 - 11/15/46 (d)	1,800,000	1,728,705
3.00% 05/15/42 - 11/15/45 (d)	12,800,000	12,636,740
3.13% 08/15/44 (d)	2,000,000	2,019,738
3.38% 05/15/44 (d)	2,900,000	3,068,603
3.63% 08/15/43 - 02/15/44 (d)	1,740,000	1,924,836
3.75% 11/15/43 (d)	1,400,000	1,584,006
4.38% 11/15/39 (d)	500,000	616,118
4.50% 02/15/36 (d)	3,000,000	3,789,252
4.63% 02/15/40 (d)	500,000	637,843
5.25% 02/15/29 (d)	200,000	255,219

See Notes to Summary Schedule of Investments and Notes to Financial Statements.

6	State Street Total Return V.I.S. Fund

State Street Total Return V.I.S. Fund

Summary Schedule of Investments, continued — December 31, 2016

	Principal Amount ($)	Fair Value $

5.50% 08/15/28(d)	1,450,000	1,874,286
6.00% 02/15/26(d)	1,827,000	2,359,293
6.38% 08/15/27(d)	200,000	271,868
7.63% 11/15/22 - 02/15/25(d)	500,000	669,921
7.88% 02/15/21(d)	2,000,000	2,479,170
8.75% 05/15/20(d)	3,000,000	3,699,801
9.00% 11/15/18(d)	3,000,000	3,433,533
U.S. Treasury Notes
0.63% 04/30/18	3,000,000	2,985,063
0.75% 01/31/18 - 03/31/18	4,000,000	3,989,708
0.88% 01/31/18 - 03/31/18	3,000,000	2,997,019
1.00% 03/15/18 - 10/15/19	11,300,000	11,258,468
1.13% 12/31/19 - 09/30/21	22,000,000	21,633,761
1.25% 10/31/18 - 10/31/21	17,500,000	17,329,581
1.38% 07/31/18 - 05/31/21	17,700,000	17,580,301
1.50% 11/30/19 - 08/15/26	16,900,000	16,529,183
1.63% 04/30/19 - 05/15/26	17,240,000	16,987,424
1.75% 10/31/20 - 09/30/22	12,600,000	12,563,238
2.00% 07/31/20 - 08/15/25	26,844,000	26,541,747
2.13% 08/31/20 - 12/31/22	7,100,000	7,163,185
2.25% 03/31/21 - 11/15/25	13,890,000	13,809,711
2.38% 05/31/18 - 08/15/24	11,200,000	11,361,911
2.50% 05/15/24	2,500,000	2,534,190
2.63% 08/15/20 - 11/15/20	3,885,000	4,013,079
3.13% 05/15/21	4,000,000	4,211,472
3.63% 02/15/21	700,000	750,789

		242,404,717

U.S. Government Sponsored Agency - 0.1%
Other Securities	1,000,000	975,166

Agency Collateralized Mortgage Obligations - 0.2%
Federal Home Loan Mortgage Corp.
2.37% 05/25/22	600,000	600,363
2.60% 10/25/23	127,260	129,251
2.75% 01/25/26	300,000	295,728
2.79% 10/25/20	38,259	38,876
2.87% 12/25/21	800,000	819,776
3.06% 07/25/23(e)	600,000	618,450
3.30% 04/25/23(e)	100,000	104,509
3.39% 03/25/24	200,000	209,247
3.40% 07/25/19	106,767	109,241
3.41% 05/25/19	180,378	184,852
3.49% 01/25/24	300,000	315,855
3.53% 07/25/23(e)	800,000	846,363
3.97% 01/25/21(e)	200,000	213,587
4.25% 01/25/20	100,000	105,798
5.09% 03/25/19	100,000	106,097
Federal National Mortgage Assoc.
2.78% 06/25/21(e)	483,374	493,187

		5,191,180

	Principal Amount ($)	Fair Value $
Agency Mortgage Backed - 9.3%
Federal Home Loan Banks
1.25% 01/16/19	1,800,000	1,798,322
1.38% 11/15/19	1,200,000	1,194,620
Federal Home Loan Mortgage Corp.
0.88% 03/07/18	2,000,000	1,997,136
1.13% 08/12/21	1,137,000	1,093,611
1.25% 10/02/19	1,500,000	1,490,511
2.38% 01/13/22	2,100,000	2,132,298
2.50% 07/01/28 - 01/01/30	2,982,266	2,989,122
2.51% 11/25/22	300,000	300,754
3.00% 05/01/30 - 12/01/46	12,460,390	12,551,868
3.50% 10/01/42 - 11/01/46	12,179,401	12,490,981
4.00% 06/01/42 - 05/01/46	7,261,725	7,636,971
4.50% 05/01/42 - 01/01/45	120,349	129,640
4.88% 06/13/18	2,000,000	2,106,244
5.00% 12/01/22 - 06/01/41	2,999,783	3,276,583
5.50% 01/01/38 - 04/01/39	553,241	632,423
6.00% 06/01/37 - 11/01/37	524,429	607,390
6.25% 07/15/32	250,000	343,622
Federal Home Loan Mortgage Corp. 1.50% + 12 month USD LIBOR
1.80% 06/01/43(e)	227,492	232,524
Federal Home Loan Mortgage Corp. 1.60% + 12 month USD LIBOR
2.52% 08/01/43(e)	267,338	270,874
Federal Home Loan Mortgage Corp. 1.65% + 12 month USD LIBOR
2.45% 05/01/43(e)	710,299	718,277
2.50% TBA(f)	1,500,000	1,502,100
3.00% TBA(f)	2,050,000	2,047,575
3.50% TBA(f)	1,000,000	1,032,950
Federal National Mortgage Assoc.
0.88% 05/21/18	900,000	897,341
1.88% 09/24/26	1,000,000	917,434
2.13% 04/24/26	700,000	660,975
2.50% 02/01/28 - 11/01/31	7,435,945	7,453,510
2.68% 05/25/21(e)	100,000	101,103
3.00% 01/01/28 - 12/01/46	19,255,741	19,415,814
3.50% 01/01/27 - 08/01/46	22,830,970	23,497,997
4.00% 10/01/41 - 09/01/46	13,670,903	14,407,734
4.50% 11/01/18 - 04/01/41	9,802,130	10,552,926
5.00% 12/01/39 - 06/01/41	2,582,673	2,862,650
5.50% 12/01/35 - 04/01/38	3,624,371	4,061,118
6.00% 03/01/34 - 08/01/37	2,622,728	2,990,718
6.63% 11/15/30	100,000	138,858

See Notes to Summary Schedule of Investments and Notes to Financial Statements.

State Street Total Return V.I.S. Fund	7

State Street Total Return V.I.S. Fund

Summary Schedule of Investments, continued — December 31, 2016

	Principal Amount ($)	Fair Value $

Federal National Mortgage Assoc. 1.53% + 12 month USD LIBOR
1.90% 04/01/43(e)	450,629	463,749
2.50% TBA(f)	250,000	250,275
3.00% TBA(f)	9,825,000	9,756,588
3.50% TBA(f)	900,000	921,870
4.50% TBA(f)	300,000	322,560
Government National Mortgage Assoc.
2.50% 05/20/45	320,737	311,401
3.00% 10/15/42 -11/20/46	10,019,549	10,156,265
3.50% 03/20/45 -10/20/46	17,640,188	18,346,626
4.00% 12/20/40 -09/20/46	7,875,287	8,400,799
4.50% 05/20/40	1,982,625	2,134,919
5.00% 08/15/41	3,060,598	3,376,061
3.00% TBA(f)	6,000,000	6,070,800
3.50% TBA(f)	7,600,000	7,896,080
4.00% TBA(f)	400,000	424,560

		215,367,127

Asset Backed - 0.2%
Other Securities	4,010,000	3,985,983

Corporate Notes - 9.7%
Apple Inc.
1.00% 05/03/18	250,000	249,027
1.10% 08/02/19	250,000	246,154
1.70% 02/22/19	200,000	200,333
2.25% 02/23/21	200,000	199,867
3.25% 02/23/26	160,000	159,856
4.38% 05/13/45	465,000	476,738
4.50% 02/23/36	300,000	319,873
4.65% 02/23/46	185,000	199,370
Microsoft Corp.
1.10% 08/08/19	200,000	197,221
1.30% 11/03/18	200,000	199,801
1.55% 08/08/21	500,000	484,500
2.40% 08/08/26	200,000	188,757
3.45% 08/08/36	200,000	189,743
3.50% 02/12/35	65,000	62,465

	Principal Amount ($) or Number of Shares	Fair Value $
3.75% 05/01/43	300,000	283,021
4.45% 11/03/45	425,000	451,881
Other Securities	212,411,539	218,551,239

		222,659,846

Non-Agency Collateralized Mortgage Obligations - 0.3%
Other Securities	6,590,000	6,870,449

Sovereign Bonds - 0.4%
Other Securities	9,072,000	9,421,018

Municipal Bonds and Notes - 0.3%
Other Securities	5,650,000	6,697,509

FNMA (TBA) - 0.0%*
Lehman
5.50% TBA (i)	384,555	12,152

Total Bonds and Notes (Cost $716,413,089)		713,585,147

Exchange Traded Fund - 3.2%
SPDR Bloomberg Barclays High Yield Bond ETF(g) (Cost $72,006,250)	2,022,863	73,733,356

Total Investments in Securities (Cost $1,986,764,822)		2,252,212,597

Short-Term Investments - 3.1%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.46%(d,g,h) (Cost $72,119,782)	72,119,782	72,119,782

Total Investments (Cost $2,058,884,604)		2,324,332,379

Liabilities in Excess of Other Assets, net - (0.8)%		(18,455,886)

NET ASSETS -100.0%		2,305,876,493

See Notes to Summary Schedule of Investments and Notes to Financial Statements.

8	State Street Total Return V.I.S. Fund

State Street Total Return V.I.S. Fund

Summary Schedule of Investments, continued — December 31, 2016

Other Information:

The Fund had the following long futures contracts open at December 31, 2016:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation
MSCI EAFE Mini Index Futures	March 2017	41	$3,434,980	$(10,287)
MSCI Emerging Market Mini Futures	March 2017	23	987,735	(28,112)
Russell 2000 Mini Index Futures	March 2017	12	814,140	(10,826)
S&P Mid 400 Emini Index Futures	March 2017	1	165,910	(2,647)
S&P 500 Emini Index Futures	March 2017	41	4,584,210	(27,431)

				$(79,303)

The Fund had the following short futures contracts open at December 31, 2016:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	March 2017	470	$(52,550,700)	$368,522

				$289,219

The Fund was invested in the following countries/territories at December 31, 2016 (unaudited):

Country/Territory	Percentage (based on Fair Value)
United States	72.51%
Japan	4.17%
United Kingdom	3.44%
Canada	2.05%
Germany	1.82%
Switzerland	1.79%
France	1.75%
China	1.41%
Australia	1.35%
South Korea	0.80%
Netherlands	0.80%
Taiwan	0.66%
Spain	0.58%
Hong Kong	0.58%
Supranational	0.54%
Ireland	0.52%
Sweden	0.47%
India	0.44%
Brazil	0.43%
South Africa	0.40%
Mexico	0.38%
Singapore	0.34%
Italy	0.34%
Denmark	0.28%
Russian Federation	0.24%
Belgium	0.20%
Finland	0.16%
Norway	0.15%
Indonesia	0.14%
Malaysia	0.14%

Country/Territory, continued	Percentage (based on Fair Value)
Philippines	0.12%
Thailand	0.12%
Israel	0.11%
Poland	0.10%
Colombia	0.09%
Chile	0.08%
Turkey	0.06%
Qatar	0.05%
Luxembourg	0.04%
United Arab Emirates	0.04%
Austria	0.04%
Peru	0.04%
Bermuda	0.03%
Hungary	0.03%
Cayman Islands	0.03%
New Zealand	0.03%
Portugal	0.03%
Uruguay	0.02%
Greece	0.02%
Panama	0.01%
Guernsey	0.01%
Czech Republic	0.01%
Egypt	0.01%
Malta	0.00%	**
Puerto Rico	0.00%	**
Monaco	0.00%	**
United States Virgin Islands	0.00%	**
Jersey	0.00%	**

	100.00%

See Notes to Summary Schedule of Investments and Notes to Financial Statements.

State Street Total Return V.I.S. Fund	9

State Street Total Return V.I.S. Fund

Summary Schedule of Investments, continued — December 31, 2016

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at December 31, 2016 (unaudited):

Industry	Domestic	Foreign	Total
Diversified Banks	2.02%	3.38%	5.40%
Pharmaceuticals	1.86%	1.47%	3.33%
Exchange Traded Funds	3.17%	0.00%	3.17%
Integrated Oil & Gas	1.26%	1.08%	2.34%
Internet Software & Services	1.57%	0.50%	2.07%
Technology Hardware, Storage & Peripherals	1.37%	0.44%	1.81%
Integrated Telecommunication Services	0.96%	0.57%	1.53%
Semiconductors	1.01%	0.52%	1.53%
Industrial Conglomerates	0.96%	0.39%	1.35%
Biotechnology	1.02%	0.25%	1.27%
Systems Software	1.22%	0.04%	1.26%
Packaged Foods & Meats	0.55%	0.67%	1.22%
Electric Utilities	0.75%	0.37%	1.12%
Aerospace & Defense	0.83%	0.22%	1.05%
Healthcare Equipment	0.68%	0.32%	1.00%
Oil & Gas Exploration & Production	0.72%	0.26%	0.98%
Automobile Manufacturers	0.18%	0.78%	0.96%
Data Processing & Outsourced Services	0.88%	0.08%	0.96%
Life & Health Insurance	0.35%	0.58%	0.93%
Tobacco	0.61%	0.32%	0.93%
Internet & Direct Marketing Retail	0.85%	0.07%	0.92%
Household Products	0.67%	0.19%	0.86%
Regional Banks	0.54%	0.27%	0.81%
Soft Drinks	0.67%	0.06%	0.73%
Multi-Sector Holdings	0.61%	0.11%	0.72%
IT Consulting & Other Services	0.37%	0.32%	0.69%
Industrial Machinery	0.28%	0.41%	0.69%
Managed Healthcare	0.59%	0.02%	0.61%
Multi-Utilities	0.38%	0.22%	0.60%
Multi-Line Insurance	0.19%	0.40%	0.59%
Cable & Satellite	0.44%	0.15%	0.59%
Railroads	0.30%	0.29%	0.59%
Movies & Entertainment	0.54%	0.05%	0.59%
Restaurants	0.44%	0.14%	0.58%
Asset Management & Custody Banks	0.42%	0.14%	0.56%
Application Software	0.29%	0.26%	0.55%
Property & Casualty Insurance	0.18%	0.37%	0.55%
Wireless Telecommunication Services	0.00%	0.53%	0.53%
Investment Banking & Brokerage	0.40%	0.10%	0.50%
Diversified Chemicals	0.26%	0.23%	0.49%
Communications Equipment	0.38%	0.11%	0.49%
Specialty Chemicals	0.19%	0.28%	0.47%
Oil & Gas Equipment & Services	0.41%	0.06%	0.47%
Hypermarkets & Super Centers	0.33%	0.13%	0.46%
Home Improvement Retail	0.44%	0.01%	0.45%
Apparel, Accessories & Luxury Goods	0.11%	0.33%	0.44%
Retail REITs	0.23%	0.19%	0.42%
Electrical Components & Equipment	0.20%	0.20%	0.40%
Diversified Metals & Mining	0.00%	0.40%	0.40%
Personal Products	0.05%	0.34%	0.39%
Specialized REITs	0.39%	0.00%	0.39%
Food Retail	0.08%	0.30%	0.38%

See Notes to Summary Schedule of Investments and Notes to Financial Statements.

10	State Street Total Return V.I.S. Fund

State Street Total Return V.I.S. Fund

Summary Schedule of Investments, continued — December 31, 2016

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at December 31, 2016 (unaudited) (continued):

Industry	Domestic	Foreign	Total
Financial Exchanges & Data	0.23%	0.15%	0.38%
Oil & Gas Storage & Transportation	0.20%	0.18%	0.38%
Apparel Retail	0.21%	0.15%	0.36%
Air Freight & Logistics	0.28%	0.08%	0.36%
Oil & Gas Refining & Marketing	0.20%	0.15%	0.35%
Consumer Finance	0.31%	0.04%	0.35%
Trading Companies & Distributors	0.07%	0.25%	0.32%
Construction Machinery & Heavy Trucks	0.18%	0.13%	0.31%
Drug Retail	0.30%	0.00%	0.30%
Airlines	0.24%	0.05%	0.29%
Building Products	0.11%	0.17%	0.28%
Auto Parts & Equipment	0.02%	0.26%	0.28%
Life Sciences Tools & Services	0.23%	0.04%	0.27%
Electronic Components	0.08%	0.19%	0.27%
Brewers	0.03%	0.24%	0.27%
Healthcare Services	0.16%	0.11%	0.27%
Fertilizers & Agricultural Chemicals	0.14%	0.12%	0.26%
Construction Materials	0.06%	0.19%	0.25%
Construction & Engineering	0.04%	0.21%	0.25%
Diversified Real Estate Activities	0.00%	0.25%	0.25%
Steel	0.04%	0.20%	0.24%
Industrial Gases	0.12%	0.11%	0.23%
Semiconductor Equipment	0.12%	0.11%	0.23%
Research & Consulting Services	0.09%	0.14%	0.23%
Commodity Chemicals	0.06%	0.17%	0.23%
Distillers & Vintners	0.07%	0.13%	0.20%
General Merchandise Stores	0.16%	0.04%	0.20%
Hotels, Resorts & Cruise Lines	0.14%	0.05%	0.19%
Residential REITs	0.18%	0.01%	0.19%
Diversified Capital Markets	0.00%	0.19%	0.19%
Healthcare Distributors	0.15%	0.04%	0.19%
Insurance Brokers	0.09%	0.08%	0.17%
Gold	0.04%	0.13%	0.17%
Automotive Retail	0.14%	0.03%	0.17%
Footwear	0.13%	0.03%	0.16%
Office REITs	0.09%	0.07%	0.16%
Broadcasting	0.09%	0.06%	0.15%
Home Entertainment Software	0.10%	0.05%	0.15%
Electronic Equipment & Instruments	0.01%	0.13%	0.14%
Advertising	0.06%	0.08%	0.14%
Health Care REITs	0.14%	0.00%	0.14%
Gas Utilities	0.00%	0.13%	0.13%
Healthcare Supplies	0.05%	0.08%	0.13%
Electronic Manufacturing Services	0.00%	0.13%	0.13%
Paper Packaging	0.09%	0.04%	0.13%
Consumer Electronics	0.02%	0.11%	0.13%
Casinos & Gaming	0.01%	0.11%	0.12%
Reinsurance	0.00%	0.12%	0.12%
Department Stores	0.05%	0.07%	0.12%
Specialty Stores	0.09%	0.02%	0.11%
Healthcare Facilities	0.06%	0.05%	0.11%
Diversified REITs	0.00%	0.11%	0.11%
Home Building	0.05%	0.06%	0.11%
Environmental & Facilities Services	0.09%	0.02%	0.11%

See Notes to Summary Schedule of Investments and Notes to Financial Statements.

State Street Total Return V.I.S. Fund	11

State Street Total Return V.I.S. Fund

Summary Schedule of Investments, continued — December 31, 2016

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at December 31, 2016 (unaudited) (continued):

Industry	Domestic	Foreign	Total
Tires & Rubber	0.02%	0.08%	0.10%
Industrial REITs	0.05%	0.05%	0.10%
Real Estate Development	0.00%	0.10%	0.10%
Agricultural & Farm Machinery	0.06%	0.04%	0.10%
Real Estate Operating Companies	0.00%	0.10%	0.10%
Other Diversified Financial Services	0.00%	0.09%	0.09%
Thrifts & Mortgage Finance	0.00%	0.09%	0.09%
Leisure Products	0.04%	0.05%	0.09%
Agricultural Products	0.05%	0.03%	0.08%
Human Resource & Employment Services	0.01%	0.07%	0.08%
Diversified Support Services	0.02%	0.05%	0.07%
Food Distributors	0.05%	0.02%	0.07%
Water Utilities	0.02%	0.05%	0.07%
Highways & Railtracks	0.00%	0.07%	0.07%
Paper Products	0.00%	0.06%	0.06%
Heavy Electrical Equipment	0.00%	0.06%	0.06%
Home Furnishings	0.03%	0.03%	0.06%
Household Appliances	0.03%	0.03%	0.06%
Trucking	0.03%	0.03%	0.06%
Independent Power Producers & Energy Traders	0.02%	0.04%	0.06%
Copper	0.04%	0.02%	0.06%
Distributors	0.05%	0.01%	0.06%
Airport Services	0.00%	0.06%	0.06%
Alternative Carriers	0.03%	0.02%	0.05%
Hotel & Resort REITs	0.05%	0.00%	0.05%
Publishing	0.01%	0.04%	0.05%
Housewares & Specialties	0.04%	0.00%	0.04%
Marine	0.00%	0.04%	0.04%
Metal & Glass Containers	0.03%	0.01%	0.04%
Healthcare Technology	0.03%	0.01%	0.04%
Security & Alarm Services	0.00%	0.04%	0.04%
Oil & Gas Drilling	0.02%	0.02%	0.04%
Computer & Electronics Retail	0.02%	0.02%	0.04%
Coal & Consumable Fuels	0.00%	0.04%	0.04%
Motorcycle Manufacturers	0.02%	0.02%	0.04%
Home Furnishing Retail	0.01%	0.02%	0.03%
Education Services	0.00%	0.03%	0.03%
Marine Ports & Services	0.00%	0.03%	0.03%
Office Services & Supplies	0.01%	0.02%	0.03%
Leisure Facilities	0.00%	0.03%	0.03%
Aluminum	0.00%	0.02%	0.02%
Real Estate Services	0.02%	0.00%	0.02%
Technology Distributors	0.00%	0.02%	0.02%
Commercial Printing	0.00%	0.02%	0.02%
Mortgage REITs	0.02%	0.00%	0.02%
Specialized Consumer Services	0.02%	0.00%	0.02%
Renewable Electricity	0.00%	0.02%	0.02%
Silver	0.00%	0.01%	0.01%
Precious Metals & Minerals	0.00%	0.01%	0.01%
Forest Products	0.00%	0.01%	0.01%
Specialized Finance	0.00%	0.01%	0.01%
Textiles	0.00%	0.01%	0.01%

			66.20%

See Notes to Summary Schedule of Investments and Notes to Financial Statements.

12	State Street Total Return V.I.S. Fund

State Street Total Return V.I.S. Fund

Summary Schedule of Investments, continued — December 31, 2016

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at December 31, 2016 (unaudited) (continued):

Sector	Percentage (based on Fair Value)
U.S. Treasuries	10.43%
Corporate Notes	9.58%
Agency Mortgage Backed	9.27%
Sovereign Bonds	0.40%
Non-Agency Collateralized Mortgage Obligations	0.30%
Municipal Bonds and Notes	0.29%
Agency Collateralized Mortgage Obligations	0.22%
Asset Backed	0.17%
U.S. Government Sponsored Agencies	0.04%
FNMA (TBA)	0.00%	**

	30.70%

Short-Term Investments
Short-Term Investments	3.10%

	3.10%

	100.00%

Affiliate Table

	Number of Shares Held at 12/31/15	Value At 12/31/15	Shares Purchased	Shares Sold	Number of Shares Held at 12/31/16	Value at 12/31/16	Dividend/ Interest Income	Realized Gain (Loss)
General Electric Co.*	453,781	$14,135,278	—	57,630	396,151	$12,518,372	$390,904	$492,454
SPDR Bloomberg Barclays High Yield Bond ETF	—	—	2,022,863	—	2,022,863	73,733,356	2,745,181	—
State Street Corp., Common Stock	19,513	1,294,883	—	3,249	16,264	1,264,038	25,110	81,684
State Street Corp., Corporate Notes	370,000	382,216	—	370,000	—	—	11,979	17,131
State Street Institutional U.S. Government Money Market Fund - Class G Shares	188,563,850	188,563,850	327,638,660	444,082,728	72,119,782	72,119,782	419,527	—

		$204,376,227				$159,635,548	$3,592,701	$591,269

*	Non-affiliated investment as of December 31, 2016.

See Notes to Summary Schedule of Investments and Notes to Financial Statements.

State Street Total Return V.I.S. Fund	13

State Street Total Return V.I.S. Fund

Notes to Summary Schedule of Investments — December 31, 2016

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 242-0134; and ii) on the SEC’s website at http://www.sec.gov.

(a)	Non-income producing security.
(b)	State Street Corp. is the parent company of SSGA Funds Management, Inc., the Fund’s investment adviser and administrator effective July 1, 2016, and State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.
(c)	General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund’s investment adviser prior to July 1, 2016.
(d)	At December 31, 2016, all or a portion of this security was pledged to cover collateral requirements for futures and/or TBA’s.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(f)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.
(g)	Sponsored by SSGA Funds Management, Inc., the Funds’ investment adviser and administrator, effective July 1, 2016, and an affiliate of State Street Bank & Trust Co., the Funds’ sub-administrator, custodian and accounting agent.
(h)	Coupon amount represents effective yield.
(i)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by the State Street Variable Insurance Series Funds, Inc.’s (the “Company”) Board of Directors.
†	Percentages are based on net assets as of December 31, 2016.
*	Less than 0.05%.
**	Less than 0.005%.

Abbreviations:

LIBOR - London Interbank Offered Rate

TBA - To Be Announced

14	Notes to Summary Schedule of Investments

State Street Total Return V.I.S. Fund

Financial Highlights

Selected data for a share outstanding throughout each period

	Class 1
	12/31/16	12/31/15*	12/31/14*		12/31/13*		12/31/12*
Inception date							7/1/85

Net asset value, beginning of period	$17.66	$18.81	$18.71		$17.35		$15.66

Income/(loss) from investment operations:
Net investment income	0.35	0.31	0.35		0.29		0.28
Net realized and unrealized gains/(losses) on investments	0.77	(0.52)	0.65		2.29		1.68

Total income/(loss) from investment operations	1.12	(0.21)	1.00		2.58		1.96

Less distributions from:
Net investment income	0.35	0.34	0.34		0.29		0.27
Net realized gains	0.35	0.60	0.56		0.93		—

Total distributions	0.70	0.94	0.90		1.22		0.27

Net asset value, end of period	$18.08	$17.66	$18.81		$18.71		$17.35

Total Return(a)	6.35%	(1.13)%	5.32%		14.93%		12.55%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$797,448	$807,584	$941,344		$1,046,388		$1,015,136

Ratios to average net assets:
Net expenses	0.60%	0.61%	0.62	%(b)	0.60	%(b)	0.73	%(b)
Gross expenses	0.60%	0.61%	0.62%		0.61%		0.74%
Net investment income	1.85%	1.56%	1.66%		1.50%		1.45%
Portfolio turnover rate	45%	70%	78%		175%		168%

	Class 3
	12/31/16	12/31/15*	12/31/14*		12/31/13*		12/31/12*
Inception date	—	—	—		—		5/1/06

Net asset value, beginning of period	$17.61	$18.75	$18.65		$17.30		$15.62

Income/(loss) from investment operations:
Net investment income	0.30	0.27	0.28		0.24		0.20
Net realized and unrealized gains/(losses) on investments	0.77	(0.51)	0.67		2.28		1.71

Total income/(loss) from investment operations	1.07	(0.24)	0.95		2.52		1.91

Less distributions from:
Net investment income	0.30	0.30	0.29		0.24		0.23
Net realized gains	0.35	0.60	0.56		0.93		—

Total distributions	0.65	0.90	0.85		1.17		0.23

Net asset value, end of period	$18.03	$17.61	$18.75		$18.65		$17.30

Total Return(a)	6.08%	(1.34)%	5.07%		14.64%		12.25%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,508,428	$1,633,723	$1,842,997		$1,937,910		$1,769,140

Ratios to average net assets:
Net Expenses	0.85%	0.86%	0.87	%(b)	0.85	%(b)	0.98	%(b)
Gross Expenses	0.85%	0.86%	0.87%		0.86%		0.99%
Net investment income	1.60%	1.31%	1.40%		1.25%		1.20%
Portfolio turnover rate	45%	70%	78%		175%		168%

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.
*	Beginning with the year ended December 31, 2016, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying Notes are an integral part of these financial statements.

Financial Highlights	15

State Street Total Return V.I.S. Fund

Statements of Assets and Liabilities — December 31, 2016

Assets

Investments in securities, at fair value (cost $1,914,101,985)	$2,177,215,203
Investments in affiliated securities, at fair value (cost $72,662,837)	74,997,394
Short-term affiliated investments, at fair value	72,119,782
Restricted cash(1)	3,159,902
Foreign currency (cost $1,567,457)	1,556,520
Receivable for investments sold	8,493,198
Income receivable	6,847,157
Receivable for fund shares sold	327,976
Income receivable from affiliated investments	401,870
Receivable for variation margin on open futures contracts	149,074
Other assets	113,380

Total assets	2,345,381,456

Liabilities
Payable for investments purchased	36,130,055
Payable for fund shares redeemed	463,157
Payable to the Adviser (Note 6)	684,092
Payable to the Custodian (Note 6)	276,350
Distribution and service fees (Note 6)	320,318
Due to custodian	222,595
Accrued other expenses	1,408,396

Total liabilities	39,504,963

Net Assets	$2,305,876,493

Net Assets Consist of:
Capital paid in	$2,051,855,310
Undistributed (distributions in excess of) net investment income	(2,090,380)
Accumulated net realized loss	(9,551,113)
Net unrealized appreciation (depreciation) on:
Investments	265,447,775
Futures	289,219
Foreign currency related transactions	(74,318)

Net Assets	$2,305,876,493

Class 1
Net Assets	$797,448,286
Shares outstanding ($0.01 par value, unlimited shares authorized)	44,106,340
Net asset value per share	$18.08

Class 3
Net Assets	$1,508,428,207
Shares outstanding ($0.01 par value, unlimited shares authorized)	83,681,666
Net asset value per share	$18.03
(1) Deposits at broker for futures contracts.

The accompanying Notes are an integral part of these financial statements.

16	Statements of Assets and Liabilities

State Street Total Return V.I.S. Fund

Statements of Operations — For the year ended December 31, 2016

Investment Income

Income
Dividend	$39,164,196
Interest	17,079,380
Dividend income from affiliated investments	3,189,818
Interest income from affiliated investments	11,979
Less: Foreign taxes withheld	(1,750,993)

Total income	57,694,380

Expenses
Advisory and administration fees (Note 6)	8,325,387
Distribution and service (Note 6):
Class 1	1,585,079
Class 3	7,040,819
Directors’ fees (Note 6)	161,835
Custody and accounting expenses — net (Note 6)	496,728
Professional fees	144,395
Other expenses	259,867

Total Expenses	18,014,110

Net investment income	$39,680,270

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments	$32,740,116
Affiliated investments	98,815
Futures	11,347
Foreign currency transactions	(138,907)
Increase (decrease) in unrealized appreciation/depreciation on:
Investments	65,958,985
Futures	1,081,412
Foreign currency translations	(2,037)

Net realized and unrealized gain (loss) on investments	99,749,731

Net Increase in Net Assets Resulting from Operations	$139,430,001

The accompanying Notes are an integral part of these financial statements.

Statements of Operations	17

State Street Total Return V.I.S. Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015*

Increase (Decrease) in Net Assets

Operations:
Net investment income	$39,680,270	$36,869,155
Net realized gain (loss) on investments, futures and foreign currency related transactions	32,711,371	71,600,751
Net increase (decrease) in unrealized appreciation/depreciation on investments, TBA Sale Commitments, futures and foreign currency transactions	67,038,360	(137,265,756)

Net increase (decrease) from operations	139,430,001	(28,795,850)

Distributions to shareholders from:
Net investment income
Class 1	(14,840,025)	(14,866,449)
Class 3	(24,277,209)	(25,948,829)
Net realized gains
Class 1	(14,759,944)	(26,109,147)
Class 3	(28,143,917)	(53,172,873)

Total distributions	(82,021,095)	(120,097,298)

Increase (decrease) in assets from operations and distributions	57,408,906	(148,893,148)

Share transactions:
Proceeds from sale of shares
Class 1	24,722,908	34,958,688
Class 3	14,430,513	34,605,587
Value of distributions reinvested
Class 1	29,599,969	40,975,596
Class 3	52,421,126	79,121,702
Cost of shares redeemed
Class 1	(83,008,379)	(161,103,239)
Class 3	(231,006,331)	(222,699,174)

Net increase (decrease) from share transactions	(192,840,194)	(194,140,840)

Total increase (decrease) in net assets	(135,431,288)	(343,033,988)

Net Assets
Beginning of year	2,441,307,781	2,784,341,769

End of year	$2,305,876,493	$2,441,307,781

Undistributed (distributions in excess of) net investment income, end of year	$(2,090,380)	$(2,295,946)

Changes in Fund Shares
Class 1
Shares sold	1,379,965	1,839,621
Issued for distributions reinvested	1,641,707	2,302,000
Shares redeemed	(4,633,537)	(8,469,377)

Net increase (decrease) in fund shares	(1,611,865)	(4,327,756)

Class 3
Shares sold	800,556	1,843,228
Issued for distributions reinvested	2,915,525	4,457,561
Shares redeemed	(12,806,048)	(11,810,905)

Net decrease in fund shares	(9,089,967)	(5,510,116)

*	Beginning with the year ended December 31, 2016, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying Notes are an integral part of these financial statements.

18	Statements of Changes in Net Assets

State Street Total Return V.I.S. Fund

Notes to Financial Statements — December 31, 2016

1.	Organization of the Company

State Street Variable Insurance Series Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to November 30, 2016, the Company was named GE Investments Funds, Inc. The Company is currently composed of the following eight investment portfolios (collectively the “Funds”): State Street U.S. Equity V.I.S. Fund, State Street S&P 500 Index V.I.S. Fund, State Street Premier Growth Equity V.I.S. Fund, State Street Core Value Equity V.I.S. Fund, State Street Small-Cap Equity V.I.S. Fund, State Street Total Return V.I.S. Fund (the “Fund”), State Street Income V.I.S. Fund and State Street Real Estate Securities V.I.S. Fund. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. Each Fund is a diversified investment company within the meaning of the 1940 Act.

Effective November 30, 2016, each individual Fund changed its respective name as follows:

Old Name	New Name
GE Investments U.S. Equity Fund	State Street U.S. Equity V.I.S. Fund
GE Investments S&P 500 Index Fund	State Street S&P 500 Index V.I.S. Fund
GE Investments Premier Growth Equity Fund	State Street Premier Growth Equity V.I.S. Fund
GE Investments Core Value Equity Fund	State Street Core Value Equity V.I.S. Fund
GE Investments Small-Cap Equity Fund	State Street Small-Cap Equity V.I.S. Fund
GE Investments Total Return Fund	State Street Total Return V.I.S. Fund
GE Investments Income Fund	State Street Income V.I.S. Fund
GE Investments Real Estate Securities Fund	State Street Real Estate Securities V.I.S. Fund

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. SSGA Funds Management, Inc. (“SSGA FM”) is the investment adviser and administrator of each of the Funds effective July 1, 2016. Prior to July 1, 2016, GE Asset Management Incorporated (“GEAM”) served as the investment adviser and administrator to each Fund.

The Company currently offers two share classes of the Fund as investment options for variable life insurance and variable annuity contracts — Class 1 and Class 3. Class 3 shares were first offered on May 1, 2006, and Fund shares outstanding prior to May 1, 2006 were designated as Class 1 shares. Each class of shares has different fees and expenses, and as a result, each class of shares will have different share price and performance. Not all variable contracts offer every class of the Fund’s shares.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund’s income, expenses (other than distribution and service fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Notes to Financial Statements	19

State Street Total Return V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

Foreign Currency  Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern Time.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives  The Fund is subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may enter into various types of derivative transactions (such as options, futures, options on futures, interest rate swaps and credit default swaps) to gain or hedge exposure to a certain type of broad-based index as an alternative to investing directly in or selling the securities representing such index.

Futures Contracts  A futures contract is an agreement to buy or sell a specific amount of a commodity, financial instrument, currency or index at a particular price and future date. During the fiscal year ended December 31, 2016, the Fund invested in futures contracts on various stock indices to gain equity exposure. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

When-Issued Securities and Forward Commitments   The Fund may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Fund maintains cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Fund maintains equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

Forward Foreign Currency Exchange Contracts  The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund’s currency exposure. Forward foreign

20	Notes to Financial Statements

State Street Total Return V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016 currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund’s financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (or liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund’s risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of December 31, 2016, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Certain class specific expenses (such as distribution fees) are allocated to the class that incurs such expense. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by the investment adviser and reimbursed by the Fund.

Federal Income Taxes  The Fund intends to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies, including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Notes to Financial Statements	21

State Street Total Return V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

•	Level 1 — Quoted prices for identical investments in active markets.

•	Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

•	Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. The investment adviser performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities, which may not necessarily represent the last sales price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund typically classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by independent pricing services. The pricing services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources, which may include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing service may also use other available information such as benchmark curves, benchmarking of similar securities, sector groupings, and matrix pricing, as applicable. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and are primarily comprised of corporate fixed income, government, mortgage and asset-backed securities. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified as Level 3.

The Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics and a price is not provided by a pricing service or is deemed not to be reliable. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker or dealer quotes are included in Level 3.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Investments in registered investment companies are valued at the published daily net asset value (“NAV”) and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Company’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of the investment adviser. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

22	Notes to Financial Statements

State Street Total Return V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the New York Stock Exchange (“NYSE”). In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a proprietary model to identify affected securities, taking into consideration various factors, and the fair value of such securities may be something other than the last available quotation or other market price.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m. Eastern time.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Notes to Financial Statements	23

State Street Total Return V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2016:

Investments	Level 1	Level 2	Level 3	Total

Investments in Securities†
Domestic Equity	$892,275,795	$—	$11,163	$892,286,958
Foreign Equity	572,545,040	—	62,096	572,607,136
U.S. Treasuries	—	242,404,717	—	242,404,717
U.S. Government Sponsored Agencies	—	975,166	—	975,166
Agency Collateralized Mortgage Obligations	—	5,191,180	—	5,191,180
Agency Mortgage Backed	—	215,367,127	—	215,367,127
Asset Backed	—	3,985,983	—	3,985,983
Corporate Notes	—	222,659,846	—	222,659,846
Non-Agency Collateralized Mortgage Obligations	—	6,870,449	—	6,870,449
Sovereign Bonds	—	9,421,018	—	9,421,018
Municipal Bonds and Notes	—	6,697,509	—	6,697,509
FNMA (TBA)	—	—	12,152	12,152
Exchange Traded Funds	73,733,356	—	—	73,733,356
Short-Term Investments	72,119,782	—	—	72,119,782

Total Investments in Securities	$1,610,673,973	$713,572,995	$85,411	$2,324,332,379

Other Financial Instruments*
Long Futures Contracts — Unrealized Depreciation	$(79,303)	$—	$—	$(79,303)
Short Futures Contracts — Unrealized Appreciation	368,522	—	—	368,522

Total Other Financial Instruments	$289,219	$—	$—	$289,219

†	See Schedule of Investments for Industry Classification.
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

Transfers between fair value levels were not significant in relation to net assets. Transfers between fair value levels are considered to occur at the beginning of the period.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and, accordingly, a reconciliation of Level 3 assets for the fiscal year ended December 31, 2016 is not presented.

4.	Derivatives Disclosure

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB ASC No. 815 Derivatives and Hedging (“ASC 815”) as of December 31, 2016.

	Asset Derivatives December 31, 2016		Liability Derivatives December 31, 2016
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)	Location in the Statement of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	368,522	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(79,303	)*

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Summary Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

24	Notes to Financial Statements

State Street Total Return V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure, none of which are accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	522,251,418/ (528,931,851)	11,347	1,081,412

During the fiscal year ended December 31, 2016, the Fund had an average notional value of $16,474,988 and $44,822,050 on long and short futures contracts, respectively. Please refer to the table following the Schedule of Investments for open futures contracts at December 31, 2016.

5.	Line of Credit

Prior to July 1, 2016, the Company shared a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility was with the Company’s custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility required the payment of a commitment fee equal to 0.20% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by each Fund generally was borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the higher of the 1-Month LIBOR plus 1.25% and the Overnight Federal Funds Rate plus 1.25% and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund was the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facility was not utilized by the Fund during the fiscal year ended December 31, 2016. The revolving credit facility with State Street was terminated effective June 30, 2016.

Currently, the Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires October 12, 2017, unless extended or renewed.

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate. From July 1, 2016, the date the Funds were added to this credit facility, through October 12, 2016, interest was calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%.

The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2016.

6.	Compensation and Fees Paid to Affiliates

SSGA FM, a registered investment adviser, was retained by the Company’s Board of Directors effective July 1, 2016 to act as investment adviser and administrator of the Fund. SSGA FM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.35%.

State Street serves as sub-administrator and custodian to the Funds. Amounts paid by the Fund to State Street for performing such services are included in the advisory and administration and custody and accounting expenses, respectively.

Prior to July 1, 2016, GEAM served as the Fund’s investment adviser and administrator and the Fund paid GEAM a Management Fee at an annualized rate of 0.35%.

Investor Service Plan — Class 1 and Class 3 Shares  The Company adopted an Investor Service Plan (the “Service Plan”) on December 9, 2005 for Class 1 shares and on May 1, 2009 for Class 3 shares of the Fund (each an “Investor Service

Notes to Financial Statements	25

State Street Total Return V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

Plan”). The Investor Service Plans were not adopted pursuant to Rule 12b-1 under the 1940 Act. Each Investor Service Plan provides that, during any fiscal year, the amount of compensation paid under the Investor Service Plans by the Fund’s Class 1 or Class 3 shares may not exceed the annual rate of 0.20% of the average daily net assets of the Fund attributable to the share class offered.

Distribution and Shareholder Service (12b-1) Fees  The Company has adopted a Distribution and Service (12b-1) Plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to each of Class 1 and Class 3 shares of the Fund. Under the 12b-1 Plan for Class 1 shares that became effective May 1, 2009, payments made under the Class 1 Investor Service Plan are covered in the event that any portion of compensation paid pursuant to the Class 1 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 1 shares to finance distribution of such shares. Under the 12b-1 Plan for Class 3 shares, the Company, on behalf of the Fund, may have compensated GE Investment Distributors, Inc. (“GEID”), the distributor of the shares of the Fund prior to July 1, 2016, and State Street Global Markets, LLC (“SSGM”), the distributor of the shares of the Fund effective July 1, 2016, for certain sales services provided by GEID, SSGM or other broker dealers and investor services provided by GEID, SSGM or other service providers relating to the Fund’s Class 3 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer Class 3 shares as an investment option under such variable contracts. The amount of compensation paid under the 12b-1 Plan for Class 3 shares may not exceed 0.25%, of the average daily net assets of the Fund attributable to such share class. The 12b-1 Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to it. In addition, the Class 3 12b-1 Plan covers payments made under the Class 3 Investor Service Plan in the event that any portion of compensation paid pursuant to the Class 3 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 3 shares to finance distribution of such shares.

Directors’ Compensation  The Fund pays no compensation to its Directors who are officers or employees of SSGA FM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by SSGA FM. Compensation paid to non-interested Directors is reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about Directors’ compensation, please refer to the Funds’ Statement of Additional Information.)

Other Transactions with Affiliates  In December 2015, State Street announced a review of the manner in which it invoiced certain expenses to certain of its Investment Servicing clients, primarily in the United States, during an 18-year period going back to 1998 and its determination that it had incorrectly invoiced clients for certain expenses. State Street informed its clients that it will pay to them the expenses it concluded were incorrectly invoiced to them, plus interest.

The Fund was impacted by this matter. The amounts in the table below represent the refunded expenses and interest received by the Fund for the periods in question.

Refunded Custody Expense*	Interest*	Total	% of Net Assets at 12/31/16
$275,881	$128,152	$404,034	0.018%

*	Refunded Custody Expense and Interest appear on the Statement of Operations in custody and accounting expenses — net and Interest income, respectively.

7.	Sub-Advisory Fees

Prior to November 30, 2016, pursuant to an investment sub-advisory agreement with SSGA FM, BlackRock Investment Management, LLC (“BlackRock”) served as the sub-adviser to the Fund. Based on the asset allocation decisions by SSGA FM, BlackRock managed the Fund’s assets using an passive investment approach designed to track the performance of the desired broadbased indices representing asset classes. For its services, SSGA FM paid BlackRock monthly sub-advisory fees which were calculated as a percentage of the average daily net assets of the Fund. Effective November 30, 2016, BlackRock no longer serves as investment sub-adviser to the Fund and SSGA FM directly manages the underlying passive strategies of the Fund.

26	Notes to Financial Statements

State Street Total Return V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

8.	Investment Transactions

Purchases and Sales of Securities  The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the fiscal year ended December 31, 2016, were as follows:

U.S. Government Securities		Non-U.S. Government Securities
Purchases	Sales	Purchases	Sales

$821,693,808	$202,989,980	$183,114,390	$913,457,864

Affiliated Investments  The Fund may invest in affiliated entities, including securities issued by State Street, affiliated funds, or entities deemed to be affiliates as a result of the Fund owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the fiscal year ended December 31, 2016 are disclosed in the Schedule of Investments.

9.	Income Taxes

The Fund is subject to ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2013, 2014, 2015, and 2016 fiscal year tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2016, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Cost of Investments For Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed Income	Undistributed Accum. Capital Gain/(Loss)	Late-Year Losses
	Appreciation	Depreciation	Investments	Derivatives/ Currency

$2,067,385,733	$369,971,486	$(113,024,840)	$256,946,646	$(74,318)	$—	$3,588,376	$(1,122,560)

As of December 31, 2016, the Fund had no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund elected to defer qualified late-year losses for the fiscal year ended December 31, 2016 as follows:

Capital	Ordinary
$997,930	$124,630

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total
2016	$42,729,607	$39,291,488	$82,021,095
2015	48,555,357	71,541,941	120,097,298

Distributions to Shareholders  The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) investments in futures, losses deferred due to wash sale transactions, real

Notes to Financial Statements	27

State Street Total Return V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016 estate investment trust basis adjustments, foreign capital gains tax, distribution re-designations, foreign currency gains and losses, passive foreign investment company gains and losses, litigation proceeds, return of capital distributions from securities, corporate actions, straddle loss deferrals, partnership basis adjustments, and distributions from real estate investment trusts. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the fiscal year ended December 31, 2016 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In

$(357,470)	$357,470	$—

10.	Change in Audit Firm

KPMG LLP (“KPMG”) served as the independent registered certified public accounting firm of the Company through its resignation as of June 30, 2016. On September 9, 2016, upon recommendation by the Audit Committee of the Company, the Company’s Board of Directors selected Ernst & Young LLP (“EY”) to replace KPMG as the independent public accountant for the fiscal year ended December 31, 2016.

The reports of KPMG on the financial statements for the fiscal years ended December 31, 2014 and December 31, 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2015 and through the period ended June 30, 2016, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused them to make reference thereto in their reports on the financial statements for such years or periods.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2015 and through the period ended June 30, 2016, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Funds requested and KPMG furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as Exhibit 77 to Form N-SAR for the period ended December 31, 2016.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2015 and through September 9, 2016, neither the Company nor anyone on its behalf has consulted EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

28	Notes to Financial Statements

State Street Total Return V.I.S. Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of State Street Variable Insurance Series Funds, Inc. and Shareholders of State Street Total Return V.I.S. Fund:

We have audited the accompanying statement of assets and liabilities of the State Street Total Return V.I.S. Fund (formerly GE Investments Total Return Fund) (one of the funds constituting State Street Variable Insurance Series Funds, Inc. (formerly GE Investment Funds, Inc.)) (the “Fund”), including the summary schedule of investments, as of December 31, 2016, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2015 and the financial highlights for periods ended prior to January 1, 2016 were audited by another independent registered public accounting firm whose report, dated February 19, 2016, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street Total Return V.I.S. Fund (one of the funds constituting State Street Variable Insurance Series Funds, Inc.) at December 31, 2016, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 17, 2017

Report of Independent Registered Public Accounting Firm	29

State Street Total Return V.I.S. Fund

Tax Information — December 31, 2016 (Unaudited)

For the year ended December 31, 2016, the Fund hereby designates $39,291,488 as capital gain dividends, or the amount ultimately treated as capital gain net income.

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

30	Tax Information

State Street Total Return V.I.S. Fund

Special Meeting of Shareholders — Voting Results (Unaudited)

On November 2, 2016, the State Street Variable Insurance Series Funds, Inc. (formerly known as GE Investments Funds, Inc.) (the “Company”) held a special meeting of shareholders of each series portfolio of the Company (collectively, the “Funds”), including shareholders of the State Street Total Return V.I.S. Fund (formerly known as the Total Return Fund) (the “Fund”). Shareholders of record on August 31, 2016 were entitled to vote on the proposals. For each proposal shareholders of all Funds voted together and not by Fund or share class. At the meeting, all proposals were approved by the Fund’s shareholders and the following votes were recorded:

Proposal 1:

Approval of an amendment to the Articles of Incorporation of the Company to change the name of the Company from GE Investments Funds, Inc. to State Street Variable Insurance Series Funds, Inc.

Company Votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	129,623,837.819	89.283%	89.283%
Against	10,047,818.534	6.921%	6.921%
Abstain	5,511,041.282	3.796%	3.796%
Total	145,182,697.634	100.000%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	114,120,508.497	89.210%	89.210%
Against	8,841,605.784	6.912%	6.912%
Abstain	4,962,034.598	3.879%	3.879%
Total	127,924,148.879	100.000%	100.000%

Proposal 2:

Approval of an amendment to the Articles of Incorporation of the Company to permit the Board of Directors to change the name of the Company without seeking shareholder approval.

Company votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	118,220,823.871	81.429%	81.429%
Against	21,486,028.150	14.799%	14.799%
Abstain	5,475,845.611	3.772%	3.772%
Total	145,182,697.634	100.000%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	103,713,979.653	81.075%	81.075%
Against	19,253,723.261	15.051%	15.051%
Abstain	4,956,445.964	3.875%	3.875%
Total	127,924,148.879	100.000%	100.000%

Special Meeting of Shareholders — Voting Results	31

State Street Total Return V.I.S. Fund

Additional Information — December 31, 2016 (Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. Matthew J. Simpson resigned as a Director of the Fund effective June 30, 2016.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS AND EXECUTIVE OFFICERS
Jeanne M. La Porta c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 51	Director and President	Until successor is elected and qualified – 2 years	Senior Managing Director at State Street Global Advisors since July 2016; President of GE Retirement Savings Plan Funds since July 2016; Senior Vice President and Commercial Operations Leader at GEAM from March 2014 to July 2016; President of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds from March 2014 to November 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of State Street Institutional Funds from July 2003 to April 2014; Vice President of Elfun Funds from October 2003 to July 2016; Vice President of GE Retirement Savings Plan Funds from October 2003 to July 2016; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.	22	Trustee and President of State Street Institutional Funds since 2014; Trustee of Elfun Funds since 2014.

32	Additional Information

State Street Total Return V.I.S. Fund

Additional Information, continued — December 31, 2016 (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS AND EXECUTIVE OFFICERS (continued)
JoonWon Choe c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 47	Vice President & Secretary	Until successor is elected and qualified – 6 years	Managing Director and Managing Counsel at State Street Global Advisors since July 2016; Senior Vice President and Deputy General Counsel at GEAM from March 2011 to July 2016; Vice President and Secretary of State Street Institutional Funds since September 2010; Vice President and Assistant Secretary of GE Retirement Savings Plan Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds from September 2010 to July 2016; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010; and Vice President and Secretary of GE Funds from September 2010 to February 2011.	N/A	N/A

Robert Herlihy c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 49	Chief Compliance Officer	Until successor is elected and qualified –11 years	Managing Director at State Street Global Advisors since July 2016; Deputy Chief Compliance Officer of Elfun Funds since July 2016; Chief Compliance Officer of State Street Institutional Funds and GE Retirement Savings Plan Funds since July 2005; Chief Compliance Officer of GEAM and Elfun Funds from July 2005 to July 2016; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002-2005.	N/A	N/A

Arthur A. Jensen c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 50	Treasurer	Until successor is elected and qualified – 5 years	Vice President at State Street Global Advisors since July 2016; Deputy Treasurer of Elfun Funds since July 2016; Treasurer of State Street Institutional Funds and GE Retirement Savings Plan Funds since June 2011; Treasurer of Elfun Funds from June 2011 to July 2016; Mutual Funds Controller of GEAM from April 2011 to July 2016; Senior Vice President at Citigroup from 2008 to 2010; and Vice President at JPMorgan from 2005 to 2008.	N/A	N/A

Additional Information	33

State Street Total Return V.I.S. Fund

Additional Information, continued — December 31, 2016 (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS AND EXECUTIVE OFFICERS (continued)
Brian Harris c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 43	Deputy Chief Compliance Officer	Until successor is elected and qualified – less than 1 year	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance, AARP Financial Inc. (2008-2010).	N/A	N/A

Bruce S. Rosenberg c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 55	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).	N/A	N/A

Ann M. Carpenter c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 50	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Chief Operating Officer, SSGA Funds Management, Inc. (April 2014 – present); Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2005 – present).*	N/A	N/A

Chad C. Hallett c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 47	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).	N/A	N/A

NON-INTERESTED DIRECTORS
John R. Costantino c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 70	Chairman of the Board	Until successor is elected and qualified – 20 years	General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.	16	Trustee of State Street Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

*	Served in various capacities and/or with various affiliated entities during noted time period.

34	Additional Information

State Street Total Return V.I.S. Fund

Additional Information, continued — December 31, 2016 (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
NON-INTERESTED DIRECTORS (continued)
R. Sheldon Johnson c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 70	Director	Until successor is elected and qualified – 5 years	Retired, 2006 to present; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.	16	Trustee of State Street Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 54	Director	Until successor is elected and qualified — 5 years	Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.	16	Trustee of State Street Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Additional Information	35

State Street Total Return V.I.S. Fund

Investment Team (Unaudited)

Investment Adviser and Administrator

SSGA Funds Management, Inc.

Board of Directors

John R. Costantino, Chairman

R. Sheldon Johnson

Jeanne M. La Porta

Donna M. Rapaccioli

Secretary

JoonWon Choe

Chief Compliance Officer

Robert Herlihy

Deputy Chief Compliance Officer

Brian Harris

Treasurer

Arthur A. Jensen

Assistant Treasurers

Bruce S. Rosenberg

Ann M. Carpenter

Chad C. Hallett

Distributor

State Street Global Markets, LLC

Member FINRA and SIPC

Custodian

State Street Bank and Trust Company

36	Investment Team

Investment Adviser

SSGA Funds Management, Inc.

1600 Summer Street

Stamford, CT 06905

or at:

P.O. Box 7900

Stamford, CT 06904-7900

Distributor

State Street Global Markets, LLC

Member FINRA and SIPC

State Street Financial Center

One Lincoln Street

Boston, MA 02111

www.ssga.com/geam

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund’s website at http://www.ssga.com/geam; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.ssga.com/geam; and (ii) on the Commission’s website at http://www.sec.gov.

IBG-22833

Annual Report

31 December 2016

State Street S&P 500 Index V.I.S. Fund (formerly the GE Investments S&P 500 Index Fund)

State Street S&P 500 Index V.I.S. Fund

Annual Report

December 31, 2016

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current summary prospectus of the Fund available for investments thereunder.

State Street S&P 500 Index V.I.S. Fund

Notes to Performance — December 31, 2016 (Unaudited)

The information provided on the performance page relates to the State Street S&P 500 Index V.I.S. Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Fund’s website at http://www.ssga.com/geam for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

The State Street S&P 500 Index V.I.S. Fund is not sponsored, endorsed, sold or promoted by S&P Global Ratings (“S&P”), and S&P makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the Fund to track general stock market performance.

The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. The Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2017 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

The views expressed in this document reflect our judgement as of the publication date and are subject to change at any time without notice.

State Street Global Markets, LLC, member of FINRA & SIPC is the principal underwriter and distributor of the State Street V.I.S. Funds and a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The Funds pay State Street Bank and Trust Company for its services as custodian and Fund Accounting agent, and pay SSGA Funds Management, Inc. for investment advisory and administrative services.

Notes to Performance	1

State Street S&P 500 Index V.I.S. Fund

Portfolio Management Discussion and Analysis — December 31, 2016 (Unaudited)

Q.	How did the State Street S&P 500 Index V.I.S. Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2016?

A.	For the twelve-month period ended December 31, 2016, the State Street S&P 500 Index V.I.S. Fund returned 11.61%. The S&P 500® Index (the “S&P 500 Index”), the Fund’s benchmark, returned 11.96% and the Fund’s Morningstar peer group of 295 U.S. Insurance Large Blend Funds returned an average of 11.08% over the same period.

Q.	What market conditions affected the Fund’s performance?

A.	The opening month of 2016 was anything but reassuring for global investors, as growth assets sold off aggressively during the first two weeks of the year on a mosaic of uncertainties persisting from 2015. Front and center in the turmoil to open the New Year was a series of conflicting messages from China’s policy makers in both equity and currency markets. Looking at the year to date return for the S&P 500 Index at the end of the first quarter of 2016, performance of 1.4% could mistakenly indicate an uneventful time period in financial markets. That modest absolute outcome of course belies an aggressive selloff in global equities to open the year that took the S&P 500 Index down 6% during the first week of 2016, the worst opening week on record, and to an eventual decline of more than 10% for the year through February 11th, 2016.

As the second quarter of 2016 opened, the “reflation trade” that commenced in mid-February of 2016 and closed out the end of the first quarter of 2016 continued apace in April with growth assets broadly posting positive returns, though with some signs of consolidation towards the end of the month. The second quarter posted a gain of 2.5%, marking a return of 3.8% for the first half of the year.

Global markets entered the third quarter riding the tailwind of an aggressive snap back rally following the surprising June 23rd, 2016 U.K. referendum vote to leave the European Union. After world markets declined in the two days following the referendum, they turned around and surpassed the drop through the end of July. The improved tone was enough to propel the S&P 500 Index to a new all-time high, taking out the previous high set 14 months earlier in May of 2015. In contrast to August of 2015, when global equity markets witnessed their most volatile month since 2011, fast forward one year later and markets demonstrated an air of complacency in August 2016. In fact, the S&P 500 Index did not experience a daily price move of greater than 1%, up or down, between July 8th and September 8th. Using 30 day realized volatility as a measure, it was chronicled by the Wall Street Journal on August 23rd that the 30 preceding trading days had been the least volatile for the S&P 500 Index in over two decades. It was perhaps no coincidence that the relative stability markets exhibited in August occurred during a month in which the central banking calendar was relatively light. Following this, September was a relatively flat month and the S&P 500 Index ended up 7.8% year-to-date through September 30, 2016.

As the final quarter of 2016 commenced, October provided investors few places to avoid negative returns as both safe haven investments and riskier growth assets came under pressure during the month. In a year notable for unexpected challenges to the established political order, November 8th, 2016 delivered another entry to that ledger in the largely unanticipated victory of Donald Trump over Hillary Clinton to close out the highly contentious U.S. presidential election campaign. The initial reaction in overnight financial markets as the surprising election results were reported was a sharp risk off trade suggesting considerable concern among unwitting investors. To-wit, from 10:00 p.m. EST when the first hints of the unexpected election outcome began to resonate, to midnight when the election outcome was all but certain, futures on the S&P 500 Index declined nearly 6%, the 10 year U.S. Treasury Yield plunged nearly 20 basis points and the common risk haven gold surged 5%. About the time Donald Trump made what was broadly judged to be a conciliatory acceptance speech, all these markets performed an abrupt about face, sending the S&P 500 Index to a gain of more than 1%, gold prices lower and bond yields higher when all was said and done on November 9th, 2016. Far from a one day relief rally, the trading days following the election saw a persistent rise in growth assets, a sharp rise in U.S. Treasury yields and a thirteen year high in the broad U.S. dollar index reached in late November — a trend that would continue through the end of the year.

Q.	What were the primary drivers of the Fund’s performance?

A.	The expenses of managing the Fund, managing cash inflows to and outflows from the Fund, futures and small security misweights contributed to the difference between the Fund’s performance and that of the S&P 500 Index. All sectors but Health Care had positive returns in 2016. Information Technology, Financials and Energy were the strongest contributing sectors in the S&P 500 Index. Health Care, real Estate and Materials were the weakest contributors to the performance. JP Morgan Chase, Exxon Mobil, and AT&T were the strongest contributors to the Fund’s performance. Allergan, Gilead Sciences and Alexion Pharmaceuticals were the main detractors from the Fund’s performance.

2	State Street S&P 500 Index V.I.S. Fund

State Street S&P 500 Index V.I.S. Fund

Understanding Your Fund’s Expenses — (Unaudited)

As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2016.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Account value at the beginning of the period July 1, 2016	$1,000.00	$1,000.00
Account value at the end of the period December 31, 2016	$1,076.80	$1,023.58
Expenses paid during the period*	$1.62	$1.58

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.31%** (for the period July 1, 2016 — December 31, 2016), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

State Street S&P 500 Index V.I.S. Fund	3

State Street S&P 500 Index V.I.S. Fund

Performance Summary — December 31, 2016 (Unaudited)

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/16

	One Year	Five Year	Ten Year
Number of funds in peer group	295	274	246
Peer group average annual total return	11.08%	13.15%	5.81%
Morningstar Category in peer group: U.S. Insurance Large Blend

Top Ten Largest Holdings

as of December 31, 2016 (as a % of Fair Value) (a)(b)

Apple Inc.	3.14%
Microsoft Corp.	2.46%
Exxon Mobil Corp.	1.90%
Johnson & Johnson	1.59%
Berkshire Hathaway Inc., Class B	1.57%
JPMorgan Chase & Co.	1.57%
Amazon.com Inc.	1.50%
General Electric Co.	1.42%
Facebook Inc., Class A	1.36%
AT&T Inc.	1.33%

Sector Allocation as of December 31, 2016

Portfolio composition as a % of Fair Value of $180,532 (December 31, 2016 (a)(b)

Average Annual Total Return for the periods ended December 31, 2016

Class 1 Shares (Inception date: 4/15/85)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street S&P 500 Index V.I.S. Fund	11.61%	14.30%	6.59%	$18,936
S&P 500® Index	11.96%	14.66%	6.95%	$19,572

4	State Street S&P 500 Index V.I.S. Fund

State Street S&P 500 Index V.I.S. Fund

Performance Summary, continued — December 31, 2016 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Class G Shares.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

State Street S&P 500 Index V.I.S. Fund	5

State Street S&P 500 Index V.I.S. Fund

Schedule of Investments — December 31, 2016

	Number of Shares	Fair Value $

Common Stock - 97.9%†
Advertising - 0.2%
Omnicom Group Inc.	2,230	189,795
The Interpublic Group of Companies Inc.	3,820	89,426

		279,221

Aerospace & Defense - 2.2%
Arconic Inc.	4,380	81,205
General Dynamics Corp.	2,600	448,916
L3 Technologies Inc.	689	104,804
Lockheed Martin Corp.	2,354	588,359
Northrop Grumman Corp.	1,597	371,430
Raytheon Co.	2,661	377,862
Rockwell Collins Inc.	1,236	114,651
Textron Inc.	2,325	112,902
The Boeing Co.	5,241	815,919
TransDigm Group Inc.	500	124,480
United Technologies Corp.	6,989	766,134

		3,906,662

Agricultural & Farm Machinery - 0.2%
Deere & Co.	2,606	268,522

Agricultural Products - 0.1%
Archer-Daniels-Midland Co.	5,224	238,476

Air Freight & Logistics - 0.7%
CH Robinson Worldwide Inc.	1,229	90,036
Expeditors International of Washington Inc.	1,799	95,275
FedEx Corp.	2,188	407,406
United Parcel Service Inc., Class B	6,402	733,925

		1,326,642

Airlines - 0.6%
Alaska Air Group Inc.	1,200	106,476
American Airlines Group Inc.	4,846	226,260
Delta Air Lines Inc.	6,830	335,968
Southwest Airlines Co.	5,649	281,546
United Continental Holdings Inc. (a)	2,650	193,132

		1,143,382

Alternative Carriers - 0.1%
Level 3 Communications Inc. (a)	2,800	157,808

Aluminum - 0.0%*
Alcoa Corp.	1	28

Apparel Retail - 0.6%
Foot Locker Inc.	1,300	92,157
L Brands Inc.	2,188	144,058

	Number of Shares	Fair Value $
Ross Stores Inc.	3,724	244,294
The Gap Inc.	2,196	49,278
The TJX Companies Inc.	5,922	444,920
Urban Outfitters Inc. (a)	846	24,094

		998,801

Apparel, Accessories & Luxury Goods - 0.3%
Coach Inc.	2,689	94,169
Hanesbrands Inc.	3,400	73,338
Michael Kors Holdings Ltd. (a)	1,622	69,713
PVH Corp.	769	69,395
Ralph Lauren Corp.	600	54,192
Under Armour Inc., Class A (a)	1,700	49,385
Under Armour Inc., Class C (a)	1,712	43,091
VF Corp.	3,215	171,520

		624,803

Application Software - 0.8%
Adobe Systems Inc. (a)	4,584	471,923
Autodesk Inc. (a)	1,748	129,370
Citrix Systems Inc. (a)	1,407	125,659
Intuit Inc.	2,200	252,142
salesforce.com Inc. (a)	5,909	404,530
Verint Systems Inc. (a)	1	35

		1,383,659

Asset Management & Custody Banks - 1.1%
Affiliated Managers Group Inc. (a)	500	72,650
Ameriprise Financial Inc.	1,405	155,871
BlackRock Inc.	1,096	417,072
Franklin Resources Inc.	3,100	122,698
Invesco Ltd.	3,850	116,809
Northern Trust Corp.	1,896	168,839
State Street Corp. (b)	3,311	257,331
T Rowe Price Group Inc.	2,240	168,582
The Bank of New York Mellon Corp.	9,604	455,037

		1,934,889

Auto Parts & Equipment - 0.1%
BorgWarner Inc.	1,747	68,902
Delphi Automotive PLC	2,456	165,411

		234,313

Automobile Manufacturers - 0.5%
Ford Motor Co.	35,994	436,607
General Motors Co.	12,601	439,019

		875,626

Automotive Retail - 0.4%
Advance Auto Parts Inc.	722	122,105
AutoNation Inc. (a)	486	23,644

See notes to schedule of investments and notes to financial statements.

6	State Street S&P 500 Index V.I.S. Fund

State Street S&P 500 Index V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

	Number of Shares	Fair Value $

AutoZone Inc. (a)	275	217,192
CarMax Inc. (a)	1,690	108,819
O’Reilly Automotive Inc. (a)	900	250,569

		722,329

Biotechnology - 2.7%
AbbVie Inc.	15,073	943,871
Alexion Pharmaceuticals Inc. (a)	2,101	257,057
Amgen Inc.	6,800	994,228
Biogen Inc. (a)	2,015	571,414
Celgene Corp. (a)	7,057	816,848
Gilead Sciences Inc.	12,105	866,839
Regeneron Pharmaceuticals Inc. (a)	650	238,609
Vertex Pharmaceuticals Inc. (a)	2,300	169,441

		4,858,307

Brewers - 0.1%
Molson Coors Brewing Co., Class B	1,598	155,501

Broadcasting - 0.2%
CBS Corp., Class B	3,632	231,068
Discovery Communications Inc., Class A (a)	1,497	41,033
Discovery Communications Inc., Class C (a)	2,397	64,192
Scripps Networks Interactive Inc., Class A	1,000	71,370
TEGNA Inc.	1,870	39,999

		447,662

Building Products - 0.3%
Allegion PLC	933	59,712
Fortune Brands Home & Security Inc.	1,400	74,844
Johnson Controls International PLC	8,542	351,845
Masco Corp.	2,985	94,386

		580,787

Cable & Satellite - 1.2%
Charter Communications Inc., Class A (a)	2,000	575,840
Comcast Corp., Class A	21,828	1,507,223

		2,083,063

Casinos & Gaming - 0.0%*
Wynn Resorts Ltd.	791	68,429

Commodity Chemicals - 0.1%
LyondellBasell Industries N.V., Class A	3,010	258,198

	Number of Shares	Fair Value $
Communications Equipment - 1.0%
Cisco Systems Inc.	46,437	1,403,326
F5 Networks Inc. (a)	600	86,832
Harris Corp.	1,100	112,717
Juniper Networks Inc.	3,500	98,910
Motorola Solutions Inc.	1,444	119,693

		1,821,478

Computer & Electronics Retail - 0.1%
Best Buy Company Inc.	2,495	106,462

Construction & Engineering - 0.1%
Fluor Corp.	1,178	61,869
Jacobs Engineering Group Inc. (a)	1,150	65,550
Quanta Services Inc. (a)	1,200	41,820

		169,239

Construction Machinery & Heavy Trucks - 0.5%
Caterpillar Inc.	5,402	500,981
Cummins Inc.	1,356	185,325
PACCAR Inc.	3,203	204,672

		890,978

Construction Materials - 0.2%
Martin Marietta Materials Inc.	600	132,918
Vulcan Materials Co.	1,173	146,801

		279,719

Consumer Electronics - 0.1%
Garmin Ltd.	1,000	48,490
Harman International Industries Inc.	700	77,812

		126,302

Consumer Finance - 0.8%
American Express Co.	7,058	522,857
Capital One Financial Corp.	4,373	381,500
Discover Financial Services	3,677	265,075
Navient Corp.	2,743	45,067
Synchrony Financial	7,158	259,621

		1,474,120

Copper - 0.1%
Freeport-McMoRan Inc. (a)	10,498	138,469

Data Processing & Outsourced Services - 2.3%
Alliance Data Systems Corp.	525	119,963
Automatic Data Processing Inc.	4,226	434,348
Fidelity National Information Services Inc.	3,000	226,920
Fiserv Inc. (a)	2,026	215,323
Global Payments Inc.	1,463	101,547
Mastercard Inc., Class A	8,786	907,155

See notes to schedule of investments and notes to financial statements.

State Street S&P 500 Index V.I.S. Fund	7

State Street S&P 500 Index V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

	Number of Shares	Fair Value $

Paychex Inc.	3,125	190,250
PayPal Holdings Inc. (a)	10,260	404,962
The Western Union Co.	4,224	91,745
Total System Services Inc.	1,602	78,546
Visa Inc., Class A	17,095	1,333,752
Xerox Corp.	7,247	63,266

		4,167,777

Department Stores - 0.1%
Kohl’s Corp.	1,573	77,675
Macy’s Inc.	3,030	108,504
Nordstrom Inc.	992	47,547

		233,726

Distillers & Vintners - 0.2%
Brown-Forman Corp., Class B	1,540	69,177
Constellation Brands Inc., Class A	1,694	259,707

		328,884

Distributors - 0.1%
Genuine Parts Co.	1,345	128,501
LKQ Corp. (a)	2,900	88,885

		217,386

Diversified Banks - 5.3%
Bank of America Corp.	92,630	2,047,123
Citigroup Inc.	26,101	1,551,182
Comerica Inc.	1,556	105,979
JPMorgan Chase & Co.	32,823	2,832,297
U.S. Bancorp	14,746	757,502
Wells Fargo & Co. (c)	41,444	2,283,979

		9,578,062

Diversified Chemicals - 0.7%
Eastman Chemical Co.	1,318	99,127
EI du Pont de Nemours & Co.	7,935	582,429
The Dow Chemical Co.	10,404	595,317

		1,276,873

Diversified Support Services - 0.1%
Cintas Corp.	764	88,288

Drug Retail - 0.8%
CVS Health Corp.	9,789	772,450
Walgreens Boots Alliance Inc.	7,874	651,652

		1,424,102

Electric Utilities - 2.0%
Alliant Energy Corp.	2,100	79,569
American Electric Power Company Inc.	4,641	292,197
Duke Energy Corp.	6,304	489,316

	Number of Shares	Fair Value $
Edison International	2,942	211,795
Entergy Corp.	1,785	131,144
Eversource Energy	2,930	161,824
Exelon Corp.	8,725	309,650
FirstEnergy Corp.	3,754	116,261
NextEra Energy Inc.	4,362	521,085
PG&E Corp.	4,554	276,747
Pinnacle West Capital Corp.	1,100	85,833
PPL Corp.	6,237	212,370
The Southern Co.	8,958	440,644
Xcel Energy Inc.	4,780	194,546

		3,522,981

Electrical Components & Equipment - 0.5%
Acuity Brands Inc.	400	92,344
AMETEK Inc.	2,100	102,060
Eaton Corporation PLC	4,245	284,797
Emerson Electric Co.	5,826	324,799
Rockwell Automation Inc.	1,219	163,834

		967,834

Electronic Components - 0.2%
Amphenol Corp., Class A	2,800	188,160
Corning Inc.	8,534	207,120

		395,280

Electronic Equipment & Instruments - 0.0%*
FLIR Systems Inc.	1,100	39,809

Electronic Manufacturing Services - 0.1%
TE Connectivity Ltd.	3,389	234,790

Environmental & Facilities Services - 0.3%
Republic Services Inc.	2,215	126,366
Stericycle Inc. (a)	800	61,632
Waste Management Inc.	3,703	262,579

		450,577

Fertilizers & Agricultural Chemicals - 0.4%
CF Industries Holdings Inc.	2,385	75,080
FMC Corp.	1,400	79,184
Monsanto Co.	4,028	423,786
The Mosaic Co.	3,300	96,789

		674,839

Financial Exchanges & Data - 0.6%
CME Group Inc.	3,074	354,586
Intercontinental Exchange Inc.	5,255	296,487
Moody’s Corp.	1,529	144,139
Nasdaq Inc.	968	64,972
S&P Global Inc.	2,333	250,891

		1,111,075

See notes to schedule of investments and notes to financial statements.

8	State Street S&P 500 Index V.I.S. Fund

State Street S&P 500 Index V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

	Number of Shares	Fair Value $

Food Distributors - 0.1%
Sysco Corp.	4,649	257,415

Food Retail - 0.2%
The Kroger Co.	8,590	296,441
Whole Foods Market Inc.	2,988	91,911

		388,352

Footwear - 0.4%
NIKE Inc., Class B	12,457	633,189

General Merchandise Stores - 0.4%
Dollar General Corp.	2,300	170,361
Dollar Tree Inc. (a)	2,148	165,783
Target Corp.	5,249	379,135

		715,279

Gold - 0.1%
Newmont Mining Corp.	4,919	167,590

Health Care REITs - 0.3%
HCP Inc.	4,600	136,712
Ventas Inc.	3,029	189,373
Welltower Inc.	3,300	220,869

		546,954

Healthcare Distributors - 0.4%
AmerisourceBergen Corp.	1,461	114,236
Cardinal Health Inc.	2,868	206,410
Henry Schein Inc. (a)	800	121,368
McKesson Corp.	2,141	300,703
Patterson Companies Inc.	700	28,721

		771,438

Healthcare Equipment - 2.3%
Abbott Laboratories	13,691	525,871
Baxter International Inc.	4,377	194,076
Becton Dickinson and Co.	2,012	333,087
Boston Scientific Corp. (a)	12,399	268,190
CR Bard Inc.	660	148,276
Danaher Corp.	5,600	435,904
Edwards Lifesciences Corp. (a)	2,000	187,400
Hologic Inc. (a)	2,400	96,288
Intuitive Surgical Inc. (a)	370	234,643
Medtronic PLC	12,688	903,766
St Jude Medical Inc.	2,547	204,244
Stryker Corp.	2,937	351,882
Varian Medical Systems Inc. (a)	834	74,877
Zimmer Biomet Holdings Inc.	1,840	189,888

		4,148,392

	Number of Shares	Fair Value $
Healthcare Facilities - 0.2%
HCA Holdings Inc. (a)	2,807	207,774
Universal Health Services Inc., Class B	898	95,529

		303,303

Healthcare Services - 0.4%
DaVita Inc. (a)	1,458	93,604
Envision Healthcare Corp. (a)	1,085	68,670
Express Scripts Holding Co. (a)	5,588	384,398
Laboratory Corporation of America Holdings (a)	900	115,542
Quest Diagnostics Inc.	1,200	110,280

		772,494

Healthcare Supplies - 0.1%
DENTSPLY SIRONA Inc.	2,032	117,307
The Cooper Companies Inc.	500	87,465

		204,772

Healthcare Technology - 0.1%
Cerner Corp. (a)	2,700	127,899

Home Building - 0.1%
DR Horton Inc.	2,900	79,257
Lennar Corp., Class A	1,800	77,274
PulteGroup Inc.	3,135	57,621

		214,152

Home Entertainment Software - 0.2%
Activision Blizzard Inc.	6,200	223,882
Electronic Arts Inc. (a)	2,838	223,521

		447,403

Home Furnishing Retail - 0.0%*
Bed Bath & Beyond Inc.	1,613	65,552

Home Furnishings - 0.1%
Leggett & Platt Inc.	1,400	68,432
Mohawk Industries Inc. (a)	600	119,808

		188,240

Home Improvement Retail - 1.1%
Lowe’s Companies Inc.	8,031	571,165
The Home Depot Inc.	11,156	1,495,796

		2,066,961

Hotel & Resort REITs - 0.1%
Host Hotels & Resorts Inc.	6,717	126,548

Hotels, Resorts & Cruise Lines - 0.4%
Carnival Corp.	3,900	203,034

See notes to schedule of investments and notes to financial statements.

State Street S&P 500 Index V.I.S. Fund	9

State Street S&P 500 Index V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

	Number of Shares	Fair Value $

Marriott International Inc., Class A	2,882	238,284
Royal Caribbean Cruises Ltd.	1,634	134,053
Wyndham Worldwide Corp.	975	74,461

		649,832

Household Appliances - 0.1%
Whirlpool Corp.	743	135,055

Household Products - 1.8%
Church & Dwight Company Inc.	2,600	114,894
Colgate-Palmolive Co.	8,145	533,009
Kimberly-Clark Corp.	3,375	385,155
The Clorox Co.	1,167	140,063
The Procter & Gamble Co.	24,662	2,073,581

		3,246,702

Housewares & Specialties - 0.1%
Newell Brands Inc.	4,334	193,513

Human Resource & Employment Services - 0.0%*
Robert Half International Inc.	1,275	62,195

Hypermarkets & Super Centers - 0.9%
Costco Wholesale Corp.	4,008	641,721
Wal-Mart Stores Inc.	13,951	964,293

		1,606,014

Independent Power Producers & Energy Traders - 0.1%
AES Corp.	5,500	63,910
NRG Energy Inc.	3,615	44,320

		108,230

Industrial Conglomerates - 2.5%
3M Co.	5,497	981,599
General Electric Co. (d)	81,133	2,563,803
Honeywell International Inc.	6,994	810,255
Roper Technologies Inc.	903	165,321

		4,520,978

Industrial Gases - 0.3%
Air Products & Chemicals Inc.	1,941	279,155
Praxair Inc.	2,674	313,366

		592,521

Industrial Machinery - 0.8%
Dover Corp.	1,509	113,069
Flowserve Corp.	1,300	62,465
Fortive Corp.	2,800	150,164
Illinois Tool Works Inc.	2,860	350,236
Ingersoll-Rand PLC	2,400	180,096
Parker-Hannifin Corp.	1,234	172,760
Pentair PLC	1,407	78,891

	Number of Shares	Fair Value $
Snap-on Inc.	509	87,176
Stanley Black & Decker Inc.	1,399	160,451
Xylem Inc.	1,581	78,291

		1,433,599

Industrial REITs - 0.1%
Prologis Inc. REIT	4,829	254,923

Insurance Brokers - 0.5%
Aon PLC	2,434	271,464
Arthur J Gallagher & Co.	1,700	88,332
Marsh & McLennan Companies Inc.	4,853	328,015
Willis Towers Watson PLC	1,158	141,600

		829,411

Integrated Oil & Gas - 3.3%
Chevron Corp.	17,332	2,039,976
Exxon Mobil Corp.	38,119	3,440,621
Occidental Petroleum Corp.	7,126	507,585

		5,988,182

Integrated Telecommunication Services - 2.5%
AT&T Inc.	56,310	2,394,864
CenturyLink Inc.	4,962	117,997
Frontier Communications Corp.	11,474	38,782
Verizon Communications Inc.	37,621	2,008,209

		4,559,852

Internet & Direct Marketing Retail - 2.2%
Amazon.com Inc. (a)	3,604	2,702,531
Expedia Inc.	1,050	118,944
Netflix Inc. (a)	3,943	488,143
The Priceline Group Inc. (a)	450	659,727
TripAdvisor Inc. (a)	1,150	53,326

		4,022,671

Internet Software & Services - 4.1%
Akamai Technologies Inc. (a)	1,733	115,557
Alphabet Inc., Class A (a)	2,714	2,150,709
Alphabet Inc., Class C (a)	2,721	2,100,122
eBay Inc. (a)	9,760	289,774
Facebook Inc., Class A (a)	21,335	2,454,592
VeriSign Inc. (a)	862	65,572
Yahoo! Inc. (a)	8,289	320,536

		7,496,862

Investment Banking & Brokerage - 1.0%
E*TRADE Financial Corp. (a)	2,340	81,081
Morgan Stanley	13,129	554,701
The Charles Schwab Corp.	11,111	438,551
The Goldman Sachs Group Inc.	3,376	808,383

		1,882,716

See notes to schedule of investments and notes to financial statements.

10	State Street S&P 500 Index V.I.S. Fund

State Street S&P 500 Index V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

	Number of Shares	Fair Value $

IT Consulting & Other Services - 1.3%
Accenture PLC, Class A	5,645	661,199
Cognizant Technology Solutions Corp., Class A (a)	5,714	320,155
CSRA Inc.	1,382	44,003
International Business Machines Corp.	7,920	1,314,641
Teradata Corp. (a)	1,400	38,038

		2,378,036

Leisure Products - 0.1%
Hasbro Inc.	1,096	85,258
Mattel Inc.	3,296	90,805

		176,063

Life & Health Insurance - 0.9%
Aflac Inc.	3,674	255,710
Lincoln National Corp.	2,059	136,450
MetLife Inc.	10,008	539,331
Principal Financial Group Inc.	2,411	139,501
Prudential Financial Inc.	3,901	405,938
Torchmark Corp.	966	71,252
Unum Group	1,989	87,377

		1,635,559

Life Sciences Tools & Services - 0.6%
Agilent Technologies Inc.	3,185	145,108
Illumina Inc. (a)	1,400	179,256
Mettler-Toledo International Inc. (a)	237	99,199
PerkinElmer Inc.	1,011	52,724
Thermo Fisher Scientific Inc.	3,628	511,911
Waters Corp. (a)	800	107,512

		1,095,710

Managed Healthcare - 1.6%
Aetna Inc.	3,227	400,180
Anthem Inc.	2,478	356,262
Centene Corp. (a)	1,600	90,416
Cigna Corp.	2,309	307,997
Humana Inc.	1,327	270,748
UnitedHealth Group Inc.	8,714	1,394,589

		2,820,192

Metal & Glass Containers - 0.1%
Ball Corp.	1,341	100,669

Motorcycle Manufacturers - 0.1%
Harley-Davidson Inc.	1,535	89,552

Movies & Entertainment - 1.4%
The Walt Disney Co.	13,405	1,397,069
Time Warner Inc.	7,107	686,039

	Number of Shares	Fair Value $
Twenty-First Century Fox Inc., Class A	9,590	268,903
Twenty-First Century Fox Inc., Class B	4,192	114,232
Viacom Inc., Class B	3,346	117,445

		2,583,688

Multi-Line Insurance - 0.5%
American International Group Inc.	8,887	580,410
Assurant Inc.	500	46,430
Loews Corp.	2,726	127,658
The Hartford Financial Services Group Inc.	3,589	171,016

		925,514

Multi-Sector Holdings - 1.6%
Berkshire Hathaway Inc., Class B (a)	17,419	2,838,949
Leucadia National Corp.	3,000	69,750

		2,908,699

Multi-Utilities - 1.1%
Ameren Corp.	2,242	117,615
CenterPoint Energy Inc.	3,718	91,612
CMS Energy Corp.	2,700	112,374
Consolidated Edison Inc.	2,855	210,356
Dominion Resources Inc.	5,682	435,184
DTE Energy Co.	1,566	154,267
NiSource Inc.	3,315	73,394
Public Service Enterprise Group Inc.	4,692	205,885
SCANA Corp.	1,400	102,592
Sempra Energy	2,132	214,565
WEC Energy Group Inc.	3,075	180,349

		1,898,193

Office REITs - 0.3%
Boston Properties Inc.	1,398	175,840
SL Green Realty Corp.	1,000	107,550
Vornado Realty Trust	1,669	174,194

		457,584

Office Services & Supplies - 0.0%*
Pitney Bowes Inc.	2,032	30,866

Oil & Gas Drilling - 0.1%
Helmerich & Payne Inc.	900	69,660
Transocean Ltd. (a)	3,804	56,071

		125,731

Oil & Gas Equipment & Services - 1.1%
Baker Hughes Inc.	3,981	258,645
FMC Technologies Inc. (a)	2,086	74,116
Halliburton Co.	8,067	436,344
National Oilwell Varco Inc.	3,346	125,274

See notes to schedule of investments and notes to financial statements.

State Street S&P 500 Index V.I.S. Fund	11

State Street S&P 500 Index V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

	Number of Shares	Fair Value $

Schlumberger Ltd.	12,901	1,083,039

		1,977,418

Oil & Gas Exploration & Production - 1.8%
Anadarko Petroleum Corp.	4,757	331,706
Apache Corp.	3,448	218,844
Cabot Oil & Gas Corp.	3,600	84,096
Chesapeake Energy Corp. (a)	5,615	39,417
Cimarex Energy Co.	900	122,310
Concho Resources Inc. (a)	1,300	172,380
ConocoPhillips	11,514	577,312
Devon Energy Corp.	4,692	214,284
EOG Resources Inc.	5,100	515,610
EQT Corp.	1,514	99,016
Hess Corp.	2,449	152,548
Marathon Oil Corp.	7,042	121,897
Murphy Oil Corp.	1,700	52,921
Newfield Exploration Co. (a)	1,300	52,650
Noble Energy Inc.	3,700	140,822
Pioneer Natural Resources Co.	1,500	270,105
Range Resources Corp.	1,800	61,848
Southwestern Energy Co. (a)	4,100	44,362

		3,272,128

Oil & Gas Refining & Marketing - 0.5%
Marathon Petroleum Corp.	4,790	241,177
Phillips 66	4,061	350,911
Tesoro Corp.	1,014	88,674
Valero Energy Corp.	4,300	293,776

		974,538

Oil & Gas Storage & Transportation - 0.5%
Kinder Morgan Inc.	16,837	348,694
ONEOK Inc.	2,000	114,820
Spectra Energy Corp.	6,277	257,922
The Williams Companies Inc.	6,171	192,165

		913,601

Packaged Foods & Meats - 1.5%
Campbell Soup Co.	1,615	97,659
Conagra Brands Inc.	3,754	148,471
General Mills Inc.	5,536	341,959
Hormel Foods Corp.	2,400	83,544
Kellogg Co.	2,390	176,167
McCormick & Company Inc.	1,100	102,663
Mead Johnson Nutrition Co.	1,815	128,429
Mondelez International Inc., Class A	14,398	638,263
The Hershey Co.	1,381	142,837
The JM Smucker Co.	947	121,273
The Kraft Heinz Co.	5,530	482,879
Tyson Foods Inc., Class A	2,584	159,381

		2,623,525

	Number of Shares	Fair Value $
Paper Packaging - 0.2%
Avery Dennison Corp.	854	59,968
International Paper Co.	3,730	197,914
Sealed Air Corp.	1,731	78,483
WestRock Co.	2,175	110,425

		446,790

Personal Products - 0.1%
Coty Inc., Class A	4,445	81,388
The Estee Lauder Companies Inc., Class A	2,079	159,023

		240,411

Pharmaceuticals - 5.0%
Allergan PLC (a)	3,451	724,745
Bristol-Myers Squibb Co.	15,526	907,339
Eli Lilly & Co.	8,946	657,978
Endo International PLC (a)	1,700	27,999
Johnson & Johnson	24,956	2,875,181
Mallinckrodt PLC (a)	965	48,076
Merck & Company Inc.	25,350	1,492,355
Mylan N.V. (a)	3,904	148,938
Perrigo Company PLC	1,275	106,118
Pfizer Inc.	56,043	1,820,277
Zoetis Inc.	4,146	221,935

		9,030,941

Property & Casualty Insurance - 0.8%
Chubb Ltd.	4,261	562,963
Cincinnati Financial Corp.	1,392	105,444
The Allstate Corp.	3,386	250,970
The Progressive Corp.	5,373	190,742
The Travelers Companies Inc.	2,567	314,252
XL Group Ltd.	2,456	91,511

		1,515,882

Publishing - 0.0%*
News Corp., Class A	3,400	38,964

Railroads - 0.8%
CSX Corp.	8,609	309,321
Kansas City Southern	1,000	84,850
Norfolk Southern Corp.	2,645	285,845
Union Pacific Corp.	7,622	790,249

		1,470,265

Real Estate Services - 0.1%
CBRE Group Inc., Class A (a)	3,044	95,856

Regional Banks - 1.3%
BB&T Corp.	7,500	352,650
Citizens Financial Group Inc.	4,600	163,898
Fifth Third Bancorp	6,750	182,048

See notes to schedule of investments and notes to financial statements.

12	State Street S&P 500 Index V.I.S. Fund

State Street S&P 500 Index V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

	Number of Shares	Fair Value $

Huntington Bancshares Inc.	9,534	126,039
KeyCorp	10,228	186,866
M&T Bank Corp.	1,390	217,438
People’s United Financial Inc.	3,200	61,952
Regions Financial Corp.	11,268	161,808
SunTrust Banks Inc.	4,529	248,416
The PNC Financial Services Group Inc.	4,439	519,185
Zions Bancorporation	1,900	81,776

		2,302,076

Research & Consulting Services - 0.2%
Equifax Inc.	1,169	138,211
Nielsen Holdings PLC	3,300	138,435
The Dun & Bradstreet Corp.	400	48,528
Verisk Analytics Inc. (a)	1,400	113,638

		438,812

Residential REITs - 0.5%
Apartment Investment & Management Co., Class A	1,477	67,129
AvalonBay Communities Inc.	1,272	225,335
Equity Residential	3,308	212,903
Essex Property Trust Inc.	600	139,500
Mid-America Apartment Communities Inc.	1,100	107,712
UDR Inc.	2,500	91,200

		843,779

Restaurants - 1.1%
Chipotle Mexican Grill Inc. (a)	260	98,103
Darden Restaurants Inc.	1,229	89,373
McDonald’s Corp.	7,588	923,611
Starbucks Corp.	13,461	747,355
Yum! Brands Inc.	3,174	201,010

		2,059,452

Retail REITs - 0.6%
Federal Realty Investment Trust	700	99,477
General Growth Properties Inc.	5,300	132,394
Kimco Realty Corp.	3,931	98,904
Realty Income Corp.	2,400	137,952
Simon Property Group Inc.	2,879	511,512
The Macerich Co.	1,144	81,041

		1,061,280

Semiconductor Equipment - 0.3%
Applied Materials Inc.	10,081	325,314
KLA-Tencor Corp.	1,378	108,421
Lam Research Corp.	1,447	152,991

		586,726

	Number of Shares	Fair Value $
Semiconductors - 2.9%
Analog Devices Inc.	2,800	203,336
Broadcom Ltd.	3,665	647,862
First Solar Inc. (a)	710	22,784
Intel Corp.	43,652	1,583,258
Linear Technology Corp.	2,100	130,935
Microchip Technology Inc.	1,800	115,470
Micron Technology Inc. (a)	9,526	208,810
NVIDIA Corp.	4,638	495,060
Qorvo Inc. (a)	1,100	58,003
QUALCOMM Inc.	13,510	880,852
Skyworks Solutions Inc.	1,700	126,922
Texas Instruments Inc.	9,182	670,011
Xilinx Inc.	2,287	138,066

		5,281,369

Soft Drinks - 1.8%
Dr Pepper Snapple Group Inc.	1,700	154,139
Monster Beverage Corp. (a)	3,738	165,743
PepsiCo Inc.	13,232	1,384,464
The Coca-Cola Co.	35,618	1,476,722

		3,181,068

Specialized Consumer Services - 0.0%*
H&R Block Inc.	2,179	50,095

Specialized REITs - 1.0%
American Tower Corp.	3,955	417,964
Crown Castle International Corp.	3,100	268,987
Digital Realty Trust Inc.	1,400	137,564
Equinix Inc.	616	220,165
Extra Space Storage Inc.	1,200	92,688
Iron Mountain Inc.	1,886	61,257
Public Storage	1,406	314,241
Weyerhaeuser Co.	6,685	201,152

		1,714,018

Specialty Chemicals - 0.5%
Albemarle Corp.	1,100	94,688
Ecolab Inc.	2,402	281,562
International Flavors & Fragrances Inc.	647	76,236
PPG Industries Inc.	2,410	228,372
The Sherwin-Williams Co.	763	205,049

		885,907

Specialty Stores - 0.2%
Signet Jewelers Ltd.	600	56,556
Staples Inc.	5,450	49,322
Tiffany & Co.	1,086	84,089
Tractor Supply Co.	1,137	86,196

See notes to schedule of investments and notes to financial statements.

State Street S&P 500 Index V.I.S. Fund	13

State Street S&P 500 Index V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

	Number of Shares	Fair Value $

Ulta Salon Cosmetics & Fragrance Inc. (a)	500	127,470

		403,633

Steel - 0.1%
Nucor Corp.	2,859	170,168

Systems Software - 3.2%
CA Inc.	2,703	85,874
Microsoft Corp.	71,373	4,435,118
Oracle Corp.	27,703	1,065,180
Red Hat Inc. (a)	1,600	111,520
Symantec Corp.	6,051	144,559

		5,842,251

Technology Hardware, Storage & Peripherals - 3.7%
Apple Inc.	48,959	5,670,432
Hewlett Packard Enterprise Co.	15,417	356,749
HP Inc.	15,600	231,504
NetApp Inc.	2,570	90,644
Seagate Technology PLC	2,894	110,464
Western Digital Corp.	2,677	181,902

		6,641,695

Tires & Rubber - 0.0%*
The Goodyear Tire & Rubber Co.	2,619	80,849

Tobacco - 1.6%
Altria Group Inc.	17,880	1,209,046
Philip Morris International Inc.	14,319	1,310,045
Reynolds American Inc.	7,622	427,137

		2,946,228

	Number of Shares	Fair Value $
Trading Companies & Distributors - 0.2%
Fastenal Co.	2,700	126,846
United Rentals Inc. (a)	800	84,464
WW Grainger Inc.	482	111,944

		323,254

Trucking - 0.1%
JB Hunt Transport Services Inc.	900	87,363
Ryder System Inc.	431	32,084

		119,447

Water Utilities - 0.1%
American Water Works Company Inc.	1,700	123,012

Total Common Stock (Cost $94,126,119)		176,876,841

Short-Term Investments - 2.0%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.46% (Cost $3,654,858) (c)(e)(f)	3,654,858	3,654,858

Total Investments (Cost $97,780,977)		180,531,699

Other Assets and Liabilities, net - 0.1%		229,293

NET ASSETS - 100.0%		180,760,992

Other Information:

The Fund had the following long futures contracts open at December 31, 2016:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation

S&P 500 Emini Index Futures	March 2017	37	$4,136,970	$48,086

See notes to schedule of investments and notes to financial statements.

14	State Street S&P 500 Index V.I.S. Fund

State Street S&P 500 Index V.I.S. Fund

Notes to Schedule of Investments — December 31, 2016

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.
(b)	State Street Corp. is the parent company of SSGA Funds Management, Inc., the Fund’s investment adviser and administrator effective July 1, 2016, and State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.
(c)	At December 31, 2016, all or a portion of this security was pledged to cover collateral requirements for futures.
(d)	General Electric Co. is the parent company of GE Asset Management Incorporated (“GEAM”), the Fund’s investment adviser, prior to July 1, 2016.
(e)	Sponsored by SSGA Funds Management, Inc., the Fund’s investment adviser and administrator, effective July 1, 2016, and an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.
(f)	Coupon amount represents effective yield.
†	Percentages are based on net assets as of December 31, 2016.
*	Less than 0.05%.

Abbreviations:

REIT - Real Estate Investment Trust

Affiliate Table

	Number of Shares Held at 12/31/15	Value At 12/31/15	Shares Purchased	Shares Sold	Number of Shares Held at 12/31/16	Value at 12/31/16	Dividend/ Interest Income	Realized Gain (Loss)
General Electric Co.*	92,896	$2,893,710	—	11,763	81,133	$2,563,803	$81,025	$(22,679)
State Street Corp.	4,011	266,170	—	700	3,311	257,331	5,142	(2,730)
State Street Institutional U.S. Government Money Market Fund - Class G Shares	1,200,750	1,200,750	25,916,642	23,462,534	3,654,858	3,654,858	10,056	—

		$4,360,630				$6,475,992	$96,223	$(25,409)

*	Non-affiliated investment as of December 31, 2016.

Notes to Schedule of Investments	15

State Street S&P 500 Index V.I.S. Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/16		12/31/15*		12/31/14*		12/31/13*		12/31/12*
Inception date									4/15/85
Net asset value, beginning of period	$36.16		$36.60		$32.83		$25.29		$22.31

Income/(loss) from investment operations:
Net investment income	0.72		0.69		0.61		0.55		0.52
Net realized and unrealized gains/(losses) on investments	3.49		(0.28)		3.76		7.53		2.98

Total income from investment operations	4.21		0.41		4.37		8.08		3.50

Less distributions from:
Net investment income	0.73		0.85		0.60		0.54		0.52
Net realized gains	1.42		–		–		–		–

Total distributions	2.15		0.85		0.60		0.54		0.52

Net asset value, end of period	$38.22		$36.16		$36.60		$32.83		$25.29

Total return(a)	11.61%		1.07%		13.28%		31.97%		15.70%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$180,761		$179,395		$203,262		$206,556		$183,040

Ratios to average net assets:
Net expenses	0.34	%(c)	0.37	%(c)	0.41	%(b)(c)	0.35	%(b)(c)	0.38	%(b)(c)
Gross expenses	0.37%		0.42%		0.46%		0.40%		0.43%
Net investment income	1.86%		1.72%		1.65%		1.75%		1.93%
Portfolio turnover rate	2%		2%		2%		3%		6%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.
(c)	Reflects GE Asset Management’s (“GEAM”) contractual arrangement with the Company to limit the advisory and administrative fee charged to the Fund to 0.30% of the average daily net assets of the Fund. This arrangement terminated effective June 30, 2016, upon the termination of the investment advisory and administration agreement with GEAM.
*	Beginning with the fiscal year ended December 31, 2016, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

16	Financial Highlights

State Street S&P 500 Index V.I.S. Fund

Statement of Assets and Liabilities — December 31, 2016

Assets
Investments in securities, at fair value (cost $93,929,397)	$176,619,510
Investments in affiliated securities, at fair value (cost $196,722)	257,331
Short-term affiliated investments, at fair value	3,654,858
Cash	4,364
Restricted cash(1)	175,750
Income receivable	225,934
Income receivable from affiliated investments	2,296
Other assets	8,467

Total assets	180,948,510

Liabilities
Payable for fund shares redeemed	83,069
Payable for variation margin on open futures contracts	16,488
Payable to the Adviser (Note 6)	38,534
Payable to the Custodian (Note 6)	20,229
Accrued other expenses	29,198

Total liabilities	187,518

Net Assets	$180,760,992

Net Assets Consist of:
Capital paid in	$103,546,984
Undistributed (distributions in excess of) net investment income	(4,361)
Accumulated net realized loss	(5,580,439)
Net unrealized appreciation (depreciation) on:
Investments	82,750,722
Futures	48,086

Net Assets	$180,760,992

Shares outstanding ($0.01 par value; unlimited shares authorized)	4,729,207
Net asset value per share	$38.22

(1) Deposits at broker for futures contracts.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities	17

State Street S&P 500 Index V.I.S. Fund

Statement of Operations — For the year ended December 31, 2016

Investment Income

Income
Dividend	$3,865,034
Interest	2,178
Income from affiliated investments	15,198

Total income	3,882,410

Expenses
Advisory and administration fees (Note 6)	531,890
Directors’ fees (Note 6)	7,550
Custody and accounting expenses — net (Note 6)	49,953
Professional fees	23,528
Other expenses	36,831

Total expenses before waivers	649,752

Less: Fees waived by the adviser (Note 6)	(43,042)

Net expenses	606,710

Net investment income	$3,275,700

Net Realized and Unrealized Gain (loss) on Investments
Realized gain (loss) on:
Investments	$9,423,965
Affiliated investments	(2,730)
Futures	483,985
Increase (decrease) in unrealized appreciation/depreciation on:
Investments	6,134,838
Futures	50,761

Net realized and unrealized gain (loss) on investments	16,090,819

Net Increase in Net Assets Resulting from Operations	$19,366,519

The accompanying notes are an integral part of these financial statements.

18	Statement of Operations

State Street S&P 500 Index V.I.S. Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015*
Increase (Decrease) in Net Assets

Operations:
Net investment income	$3,275,700	$3,301,007
Net realized gain (loss) on investments and futures	9,905,220	12,885,288
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	6,185,599	(14,024,575)

Net increase (decrease) from operations	19,366,519	2,161,720

Distributions to shareholders from:
Net investment income	(3,293,797)	(4,111,312)
Net realized gains	(6,347,185)	—

Total distributions	(9,640,982)	(4,111,312)

Increase (decrease) in assets from operations and distributions	9,725,537	(1,949,592)

Share transactions:
Proceeds from sale of shares	9,068,070	2,633,756
Value of distributions reinvested	9,640,982	4,111,312
Cost of shares redeemed	(27,068,972)	(28,662,267)

Net increase (decrease) from share transactions	(8,359,920)	(21,917,199)

Total increase (decrease) in net assets	1,365,617	(23,866,791)

Net Assets
Beginning of year	179,395,375	203,262,166

End of year	$180,760,992	$179,395,375

Undistributed (distributions in excess of) net investment income, end of year	$(4,361)	$(19,106)

Changes in Fund Shares
Shares sold	244,141	71,650
Issued for distributions reinvested	251,002	111,842
Shares redeemed	(727,621)	(775,479)

Net decrease in fund shares	(232,478)	(591,987)

*	Beginning with the year ended December 31, 2016, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	19

State Street S&P 500 Index V.I.S. Fund

Notes to Financial Statements — December 31, 2016

1.	Organization of the Company

State Street Variable Insurance Series Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to November 30, 2016, the Company was named GE Investments Funds, Inc. The Company is currently composed of the following eight investment portfolios (collectively, the “Funds”): State Street U.S. Equity V.I.S. Fund, State Street S&P 500 Index V.I.S. Fund (the “Fund”), State Street Premier Growth Equity V.I.S. Fund, State Street Core Value Equity V.I.S. Fund, State Street Small-Cap Equity V.I.S. Fund, State Street Total Return V.I.S. Fund, State Street Income V.I.S. Fund and State Street Real Estate Securities V.I.S. Fund. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. Each Fund is a diversified investment company within the meaning of the 1940 Act.

Effective November 30, 2016, each individual Fund changed its respective name as follows:

Old Name	New Name
GE Investments U.S. Equity Fund	State Street U.S. Equity V.I.S. Fund
GE Investments S&P 500 Index Fund	State Street S&P 500 Index V.I.S. Fund
GE Investments Premier Growth Equity Fund	State Street Premier Growth Equity V.I.S. Fund
GE Investments Core Value Equity Fund	State Street Core Value Equity V.I.S. Fund
GE Investments Small-Cap Equity Fund	State Street Small-Cap Equity V.I.S. Fund
GE Investments Total Return Fund	State Street Total Return V.I.S. Fund
GE Investments Income Fund	State Street Income V.I.S. Fund
GE Investments Real Estate Securities Fund	State Street Real Estate Securities V.I.S. Fund

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. SSGA Funds Management, Inc. (“SSGA FM”) is the investment adviser and administrator of each of the Funds effective July 1, 2016. Prior to July 1, 2016, GE Asset Management Incorporated (“GEAM”) served as the investment adviser and administrator to each Fund.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Derivatives  The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into various types of derivative transactions (such as futures) to gain exposure to certain types of securities as an alternative to investing directly in or selling securities comprising the S&P 500® Index.

Futures Contracts  A futures contract is an agreement to buy or sell a specific amount of a commodity, financial instrument, currency or index at a particular price and future date. During the fiscal year ended December 31, 2016, the Fund invested in stock index futures contracts to gain equity exposure for accumulating and residual cash positions. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to

20	Notes to Financial Statements

State Street S&P 500 Index V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016 the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by the investment adviser and reimbursed by the Fund.

Federal Income Taxes  The Fund intends to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies, including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

•	Level 1 — Quoted prices for identical investments in active markets.

•	Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

•	Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. The investment adviser performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Notes to Financial Statements	21

State Street S&P 500 Index V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

Fair Value Measurement  The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities, which may not necessarily represent the last sales price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances, the Fund typically classifies the investment securities in Level 2.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Investments in registered investment companies are valued at the published daily net asset value (“NAV”) and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Company’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of the investment adviser. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2016:

Investments	Level 1	Level 2	Level 3	Total

Investments in Securities†
Common Stock	$176,876,841	$—	$—	$176,876,841
Short-Term Investments	3,654,858	—	—	3,654,858

Total Investments in Securities	$180,531,699	$—	$—	$180,531,699

Other Financial Instruments*
Long Futures Contracts — Unrealized Appreciation	$48,086	$—	$—	$48,086

†	See Schedule of Investments for Industry Classification.
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

22	Notes to Financial Statements

State Street S&P 500 Index V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

There were no transfers between fair value levels during the period. Transfers between fair value levels are recognized at the beginning of the period.

4.	Derivatives Disclosure

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB ASC No. 815 Derivatives and Hedging (“ASC 815”) as of December 31, 2016.

	Asset Derivatives December 31, 2016		Liability Derivatives December 31, 2016
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)	Location in the Statement of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	48,086	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure, none of which are accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	24,308,275/(22,640,644)	483,985	50,761

During the fiscal year ended December 31, 2016, the Fund had an average notional value of $3,849,591 on long futures contracts. Please refer to the table following the Schedule of Investments for open futures contracts at December 31, 2016.

5.	Line of Credit

Currently, the Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires October 12, 2017, unless extended or renewed.

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate. From July 1, 2016, the date the Funds were added to this credit facility, through October 12, 2016, interest was calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%.

The credit facilities were not utilized by the Fund during the period from July 1, 2016 through December 31, 2016.

6.	Compensation and Fees Paid to Affiliates

SSGA FM, a registered investment adviser, was retained by the Company’s Board of Directors effective July 1, 2016 to act as investment adviser and administrator of the Fund. SSGA FM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.25%.

State Street Bank and Trust Company (“State Street”) serves as the sub-administrator and custodian to the Funds. Amounts paid by the Fund to State Street for performing such services are included in advisory and administration and custody and accounting expenses, respectively.

Prior to July 1, 2016, GEAM served as the Fund’s investment adviser and administrator, and the Fund paid GEAM a Management Fee at an annualized rate of 0.35%.

Notes to Financial Statements	23

State Street S&P 500 Index V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

GEAM had entered into a contractual arrangement with the Company to limit the Management Fee charged to the Fund to 0.30% of the average daily net assets of the Fund (the “Management Fee Limitation Agreement”). The Management Fee Limitation Agreement was terminated effective June 30, 2016, upon the termination of the investment advisory and administrator agreement with GEAM.

Directors’ Compensation  The Fund pays no compensation to its Directors who are officers or employees of SSGA FM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by SSGA FM. Compensation paid to non-interested Directors is reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about Directors’ compensation, please refer to the Funds’ Statement of Additional Information.)

Other Transactions with Affiliates  In December 2015, State Street announced a review of the manner in which it invoiced certain expenses to certain of its Investment Servicing clients, primarily in the United States, during an 18-year period going back to 1998 and its determination that it had incorrectly invoiced clients for certain expenses. State Street informed its clients that it will pay to them the expenses it concluded were incorrectly invoiced to them, plus interest.

The Fund was impacted by this matter. The amounts in the table below represent the refunded expenses and interest received by the Fund for the periods in question.

Refunded Custody Expense*	Interest*	Total	% of Net Assets at 12/31/16
3,926	2,178	6,104	0.003%

*	Refunded Custody Expense and Interest appear on the Statement of Operations in Accounting and Custody fees — net and Interest income, respectively.

7.	Sub-Advisory Fees

Prior to July 1, 2016, SSGA FM served as the sub-adviser to the Fund, and was paid monthly sub-advisory fees by the investment adviser which were calculated as a percentage of the average daily net assets of the Fund.

8.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the fiscal year ended December 31, 2016, were as follows:

Non-U.S. Government Securities
Purchases	Sales

$3,859,156	$18,927,499

Affiliated Investments The Fund may invest in affiliated entities, including securities issued by State Street, affiliated funds, or entities deemed to be affiliates as a result of the Fund owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the fiscal year ended December 31, 2016 are disclosed in the Schedule of Investments.

9.	Income Taxes

The Fund is subject to ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2013, 2014, 2015, and 2016 fiscal year tax returns are still open to examination by the Federal and applicable state tax authorities.

24	Notes to Financial Statements

State Street S&P 500 Index V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

At December 31, 2016, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Cost of Investments For Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed Income	Undistributed Accum. Capital Gain/ (Loss)	Late-Year Losses
	Appreciation	Depreciation	Investments	Derivatives/ Currency
$104,554,854	$79,680,026	$(3,703,181)	$75,976,845	$—	$12,423	$1,224,740	$—

As of December 31, 2016, the Fund had no capital loss carryovers, as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains offset will not be distributed to shareholders.

During the year ended December 31, 2016, the Fund utilized $1,038,870 of prior year capital loss carryovers.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund incurned no such losses for the fiscal year ended December 31, 2016.

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total

2016	$3,293,797	$6,347,185	$9,640,982
2015	4,111,312	–	4,111,312

Distributions to Shareholders  The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) investments in futures, distributions from real estate investment trusts and other equity investments, investments in passive foreign investment companies and losses due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the fiscal year ended December 31, 2016 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$32,842	$(14,249)	$(18,593)

10.	Change in Audit Firm

KPMG LLP (“KPMG”) served as the independent registered certified public accounting firm of the Company through its resignation as of June 30, 2016. On September 9, 2016, upon recommendation by the Audit Committee of the Company, the Company’s Board of Directors selected Ernst & Young LLP (“EY”) to replace KPMG as the independent public accountant for the fiscal year ended December 31, 2016.

The reports of KPMG on the financial statements for the fiscal years ended December 31, 2014 and December 31, 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2015 and through the period ended June 30, 2016, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement

Notes to Financial Statements	25

State Street S&P 500 Index V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016 disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused them to make reference thereto in their reports on the financial statements for such years or periods.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2015 and through the period ended June 30, 2016, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Funds requested and KPMG furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as Exhibit 77 to Form N-SAR for the period ended December 31, 2016.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2015 and through September 9, 2016, neither the Company nor anyone on its behalf has consulted EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

26	Notes to Financial Statements

State Street S&P 500 Index V.I.S. Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of State Street Variable Insurance Series Funds, Inc. and Shareholders of State Street S&P 500 Index V.I.S. Fund:

We have audited the accompanying statement of assets and liabilities of the State Street S&P 500 Index V.I.S. Fund (formerly GE Investments S&P 500 Index Fund) (one of the funds constituting State Street Variable Insurance Series Funds, Inc. (formerly GE Investment Funds, Inc.)) (the “Fund”), including the schedule of investments, as of December 31, 2016, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2015 and the financial highlights for periods ended prior to January 1, 2016 were audited by another independent registered public accounting firm whose report, dated February 19, 2016, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street S&P 500 Index V.I.S. Fund (one of the funds constituting State Street Variable Insurance Series Funds, Inc.) at December 31, 2016, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 17, 2017

Report of Independent Registered Public Accounting Firm	27

State Street S&P 500 Index V.I.S. Fund

Tax Information — December 31, 2016 (Unaudited)

For the fiscal year ended December 31, 2016, the Fund hereby designates $6,347,185 as capital gain dividends, or the amount ultimately treated as capital gain net income.

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

28	Tax Information

State Street S&P 500 Index V.I.S. Fund

Special Meeting of Shareholders — Voting Results (Unaudited)

On November 2, 2016, the State Street Variable Insurance Series Funds, Inc. (formerly known as GE Investments Funds, Inc.) (the “Company”) held a special meeting of shareholders of each series portfolio of the Company (collectively, the “Funds”), including shareholders of the State Street S&P 500 Index V.I.S. Fund (formerly known as the S&P 500 Index Fund) (the “Fund”). Shareholders of record on August 31, 2016 were entitled to vote on the proposals. For each proposal shareholders of all Funds voted together and not by Fund or share class. At the meeting, all proposals were approved by the Fund’s shareholders and the following votes were recorded:

Proposal 1:

Approval of an amendment to the Articles of Incorporation of the Company to change the name of the Company from GE Investments Funds, Inc. to State Street Variable Insurance Series Funds, Inc.

Company Votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	129,623,837.819	89.283%	89.283%
Against	10,047,818.534	6.921%	6.921%
Abstain	5,511,041.282	3.796%	3.796%
Total	145,182,697.634	100.000%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	4,129,723.968	89.566%	89.566%
Against	328,752.097	7.130%	7.130%
Abstain	152,315.883	3.303%	3.303%
Total	4,610,791.948	100.000%	100.000%

Proposal 2:

Approval of an amendment to the Articles of Incorporation of the Company to permit the Board of Directors to change the name of the Company without seeking shareholder approval.

Company votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	118,220,823.871	81.429%	81.429%
Against	21,486,028.150	14.799%	14.799%
Abstain	5,475,845.611	3.772%	3.772%
Total	145,182,697.634	100.000%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	3,876,302.761	84.070%	84.070%
Against	591,340.759	12.825%	12.825%
Abstain	143,148.428	3.105%	3.105%
Total	4,610,791.948	100.000%	100.000%

Special Meeting of Shareholders — Voting Results	29

State Street S&P 500 Index V.I.S. Fund

Additional Information — December 31, 2016 (Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. Matthew J. Simpson resigned as a Director of the Fund effective June 30, 2016.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS AND EXECUTIVE OFFICERS
Jeanne M. La Porta c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 51	Director and President	Until successor is elected and qualified – 2 years	Senior Managing Director at State Street Global Advisors since July 2016; President of GE Retirement Savings Plan Funds since July 2016; Senior Vice President and Commercial Operations Leader at GEAM from March 2014 to July 2016; President of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds from March 2014 to November 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of State Street Institutional Funds from July 2003 to April 2014; Vice President of Elfun Funds from October 2003 to July 2016; Vice President of GE Retirement Savings Plan Funds from October 2003 to July 2016; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.	22	Trustee and President of State Street Institutional Funds since 2014; Trustee of Elfun Funds since 2014.

30	Additional Information

State Street S&P 500 Index V.I.S. Fund

Additional Information, continued — December 31, 2016 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS AND EXECUTIVE OFFICERS (continued)
JoonWon Choe c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 47	Vice President & Secretary	Until successor is elected and qualified –6years	Managing Director and Managing Counsel at State Street Global Advisors since July 2016; Senior Vice President and Deputy General Counsel at GEAM from March 2011 to July 2016; Vice President and Secretary of State Street Institutional Funds since September 2010; Vice President and Assistant Secretary of GE Retirement Savings Plan Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds from September 2010 to July 2016; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010; and Vice President and Secretary of GE Funds from September 2010 to February 2011.	N/A	N/A

Robert Herlihy c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 49	Chief Compliance Officer	Until successor is elected and qualified –11years	Managing Director at State Street Global Advisors since July 2016; Deputy Chief Compliance Officer of Elfun Funds since July 2016; Chief Compliance Officer of State Street Institutional Funds and GE Retirement Savings Plan Funds since July 2005; Chief Compliance Officer of GEAM and Elfun Funds from July 2005 to July 2016; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002-2005.	N/A	N/A

Arthur A. Jensen c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 50	Treasurer	Until successor is elected and qualified – 5 years	Vice President at State Street Global Advisors since July 2016; Deputy Treasurer of Elfun Funds since July 2016; Treasurer of State Street Institutional Funds and GE Retirement Savings Plan Funds since June 2011; Treasurer of Elfun Funds from June 2011 to July 2016; Mutual Funds Controller of GEAM from April 2011 to July 2016; Senior Vice President at Citigroup from 2008 to 2010; and Vice President at JPMorgan from 2005 to 2008.	N/A	N/A

Additional Information	31

State Street S&P 500 Index V.I.S. Fund

Additional Information, continued — December 31, 2016 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS AND EXECUTIVE OFFICERS (continued)
Brian Harris c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 43	Deputy Chief Compliance Officer	Until successor is elected and qualified – less than 1 year	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010 – 2013); Director of Compliance, AARP Financial Inc. (2008 – 2010).	N/A	N/A

Bruce S. Rosenberg c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 55	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).	N/A	N/A

Ann M. Carpenter c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 50	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Chief Operating Officer, SSGA Funds Management, Inc. (April 2014 – present); Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2005 – present).*	N/A	N/A

Chad C. Hallett c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 47	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).	N/A	N/A

*	Served in various capacities and/or with various affiliated entities during noted time period.

32	Additional Information

State Street S&P 500 Index V.I.S. Fund

Additional Information, continued — December 31, 2016 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
NON-INTERESTED DIRECTORS
John R. Costantino c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 70	Chairman of the Board	Until successor is elected and qualified – 20 years	General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.	16	Trustee of State Street Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

R. Sheldon Johnson c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 70	Director	Until successor is elected and qualified – 5 years	Retired, 2006 to present; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.	16	Trustee of State Street Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 54	Director	Until successor is elected and qualified – 5 years	Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.	16	Trustee of State Street Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Additional Information	33

State Street S&P 500 Index V.I.S. Fund

Investment Team (Unaudited)

Investment Adviser and Administrator

SSGA Funds Management, Inc.

Board of Directors

John R. Costantino, Chairman

R. Sheldon Johnson

Jeanne M. La Porta

Donna M. Rapaccioli

Secretary

JoonWon Choe

Chief Compliance Officer

Robert Herlihy

Deputy Chief Compliance Officer

Brian Harris

Treasurer

Arthur A. Jensen

Assistant Treasurers

Bruce S. Rosenberg

Ann M. Carpenter

Chad C. Hallett

Distributor

State Street Global Markets, LLC

Member FINRA and SIPC

Custodian

State Street Bank and Trust Company

34	Investment Team

Investment Adviser

SSGA Funds Management, Inc.

1600 Summer Street

Stamford, CT 06905

or at:

P.O. Box 7900

Stamford, CT 06904-7900

Distributor

State Street Global Markets, LLC

Member FINRA and SIPC

State Street Financial Center

One Lincoln Street

Boston, MA 02111

www.ssga.com/geam

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund’s website at http://www.ssga.com/geam; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.ssga.com/geam; and (ii) on the Commission’s website at http://www.sec.gov.

IBG-22834

Annual Report

31 December 2016

State Street Small-Cap Equity V.I.S. Fund

(formerly the GE Investments Small-Cap Equity Fund)

State Street Small-Cap Equity V.I.S. Fund

Annual Report

December 31, 2016

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current summary prospectus of the Fund available for investments thereunder.

State Street Small-Cap Equity V.I.S. Fund

Notes to Performance — December 31, 2016 (Unaudited)

The information provided on the performance page relates to the State Street Small-Cap Equity V.I.S. Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Fund’s website at http://www.ssga.com/geam for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Russell 2000® Index is an unmanaged market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S. domiciled companies.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by SSGA Funds Management, Inc. (“SSGA FM”) in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in SSGA FM’s presentation thereof.

The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. The Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2017 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

State Street Global Markets, LLC, member of FINRA & SIPC is the principal underwriter and distributor of the State Street V.I.S. Funds and a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The Funds pay State Street Bank and Trust Company for its services as custodian and Fund Accounting agent, and pay SSGA Funds Management, Inc. for investment advisory and administrative services.

Notes to Performance	1

State Street Small-Cap Equity V.I.S. Fund

Portfolio Management Discussion and Analysis — December 31, 2016 (Unaudited)

Q.	How did the State Street Small-Cap Equity V.I.S. Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2016?

A.	For the twelve-month period ended December 31, 2016, the State Street Small-Cap Equity V.I.S. Fund returned 23.77%. The Russell 2000® Index, the Fund’s benchmark, returned 21.31% and the Fund’s Morningstar peer group of 139 Small Blend Funds returned an average of 21.85% over the same period.

Q.	What market conditions affected the Fund’s performance?

A.	A strong risk appetite coupled with increased expectations for U.S. domestic growth and even potentially some protectionism led to the strong rally across equities especially in Small-Cap equities, which drove the Fund’s performance higher. Within small-cap, value led growth as stocks that appeared cheaper were in demand when compared to their higher valued peers. The Fund was well positioned to take advantage of that rally by being underweight in biotech (which had low/no earnings and high valuations) and underweight real estate investment trusts (“REITs”) (which fell on increasing rates).

Q.	What were the primary drivers of the Fund’s performance?

A.	Full year performance for 2016 was strong as the Fund handily beat the benchmark. Across the underlying managers within the Fund, Kennedy Capital Management, Inc. led the pack returning 31.46%, followed closely by Champlain Investment Partners, LLC returning 29.76%. Even GlobeFlex Capital, L.P., who faced a style headwind throughout the year returned 14.34%.

The only derivatives used in the Fund are Russell 2000 Index e-Mini futures. These futures are used to equitize the cash sleeve that is designed to handle day to day cash flows coming in and out of the Fund. The cash sleeve is targeted to be a 2% weighting in the portfolio. We don’t believe the impact of these derivatives is material on the overall fund performance as the cash return will roughly match the index return over time. This does prevent unintentional drag from cash in years where the market is up significantly such as 2016, where the cash sleeve contributed ~40 basis points (“bps”) to the overall return of the Fund. The reverse holds up in down years, where if the small cap index was down significantly, the return on the equitized cash would also be negative (matching the index return). This type of exposure management through the use of the index futures ensures that the investor will not be substantially disadvantaged by large flows into or out of the Fund. However, these futures are not used with the intent to add excess return to the performance of the Fund or for any other speculative purposes.

Q.	Were there any significant changes to the Fund during the period?

A.	There were no significant changes to the Fund during the period, however the Fund ended the year with a 3.5% underweight to financials, which is down from the historical average of 8% underweight. This decrease is not related to the way the Fund is managed but rather due to Russell (the index provider) moving REITs into their own sector. As a result, the Fund is 5% underweight in REITS in addition to the 3.5% underweight in financials, which in the aggregate was close to the historical average of the Fund’s underweight to financials.

2	State Street Small-Cap Equity V.I.S. Fund

State Street Small-Cap Equity V.I.S. Fund

Understanding Your Fund’s Expenses — December 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2016.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Account value at the beginning of the period July 1, 2016	$1,000.00	$1,000.00
Account value at the end of the period December 31, 2016	$1,167.80	$1,018.35
Expenses paid during the period**	$7.36	$6.85

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.35%** (for the period July 1, 2016-December 31, 2016), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

State Street Small-Cap Equity V.I.S. Fund	3

State Street Small-Cap Equity V.I.S. Fund

Performance Summary — December 31, 2016 (Unaudited)

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/16

	One Year	Five Year	Ten Year
Number of funds in peer group	139	131	116
Peer group average annual total return	21.85%	14.14%	6.75%
Morningstar Category in peer group: U.S. Insurance Fund Small Blend

Top Ten Largest Holdings

as of December 31, 2016 (as a % of Fair Value) (a)(b)

iShares Russell 2000 ETF	2.42%
John Wiley & Sons Inc., Class A	1.16%
Blackbaud Inc.	1.11%
Allied World Assurance Company Holdings AG	1.02%
Raymond James Financial Inc.	0.93%
Endurance Specialty Holdings Ltd.	0.93%
CLARCOR Inc.	0.90%
Integra LifeSciences Holdings Corp.	0.85%
Hill-Rom Holdings Inc.	0.85%
Clean Harbors Inc.	0.82%

Sector Allocation as of December 31, 2015

Portfolio composition as a % of Fair Value of $42,267 (in thousands) as of December 31, 2016 (a)(b)

Average Annual Total Return for the periods ended December 31, 2016

Class 1 Shares (Inception Date 4/28/00)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Small-Cap Equity V.I.S. Fund	23.77%	14.07%	7.82%	$21,232
Russell 2000® Index	21.31%	14.46%	7.07%	$19,793

4	State Street Small-Cap Equity V.I.S. Fund

State Street Small-Cap Equity V.I.S. Fund

Performance Summary, continued — December 31, 2016 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Class G Shares.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

State Street Small-Cap Equity V.I.S. Fund	5

State Street Small-Cap Equity V.I.S. Fund

Schedule of Investments — December 31, 2016

	Number of Shares	Fair Value $

Common Stock - 91.4%†
Aerospace & Defense - 0.5%
Esterline Technologies Corp. (a)	171	15,253
Teledyne Technologies Inc. (a)	1,372	168,756
Vectrus Inc. (a)	698	16,648

		200,657

Agricultural & Farm Machinery - 0.6%
AGCO Corp.	4,343	251,286

Agricultural Products - 0.8%
Darling Ingredients Inc. (a)	24,595	317,522
Fresh Del Monte Produce Inc.	453	27,465

		344,987

Airlines - 0.1%
Hawaiian Holdings Inc. (a)	450	25,650

Alternative Carriers - 0.0%*
Vonage Holdings Corp. (a)	2,740	18,769

Apparel Retail - 0.7%
American Eagle Outfitters Inc.	528	8,010
Burlington Stores Inc. (a)	1,045	88,564
Genesco Inc. (a)	1,352	83,959
The Buckle Inc.	4,318	98,450

		278,983

Apparel, Accessories & Luxury Goods - 0.3%
G-III Apparel Group Ltd. (a)	3,902	115,343

Application Software - 4.0%
8x8 Inc. (a)	1,600	22,880
ACI Worldwide Inc. (a)	8,571	155,564
Blackbaud Inc.	7,352	470,528
Exa Corp. (a)	1,600	24,576
Guidewire Software Inc. (a)	3,300	162,789
Jive Software Inc. (a)	11,573	50,342
Mentor Graphics Corp.	4,600	169,694
PTC Inc. (a)	3,089	142,928
RealPage Inc. (a)	9,670	290,100
SS&C Technologies Holdings Inc.	5,507	157,500
Zix Corp. (a)	6,300	31,122

		1,678,023

Asset Management & Custody Banks - 0.6%
Fifth Street Asset Management Inc.	3,100	20,770
Financial Engines Inc.	5,800	213,150

		233,920

	Number of Shares	Fair Value $
Auto Parts & Equipment - 1.0%
Cooper-Standard Holdings Inc. (a)	161	16,644
Gentherm Inc. (a)	597	20,208
Horizon Global Corp. (a)	1,411	33,864
LCI Industries	401	43,208
Tenneco Inc. (a)	4,735	295,795
Tower International Inc.	1,019	28,889

		438,608

Automobile Manufacturers - 0.8%
Thor Industries Inc.	2,911	291,246
Winnebago Industries Inc.	1,551	49,089

		340,335

Automotive Retail - 0.8%
America’s Car-Mart Inc. (a)	492	21,525
CST Brands Inc.	2,600	125,190
Group 1 Automotive Inc.	1,587	123,691
Murphy USA Inc. (a)	1,195	73,456

		343,862

Biotechnology - 1.3%
Achillion Pharmaceuticals Inc. (a)	2,400	9,912
Aduro Biotech Inc. (a)	1,000	11,400
Applied Genetic Technologies Corp. (a)	2,900	27,115
BioSpecifics Technologies Corp. (a)	600	33,420
Coherus Biosciences Inc. (a)	400	11,260
Cytokinetics Inc. (a)	2,400	29,160
Eagle Pharmaceuticals Inc. (a)	300	23,802
Exelixis Inc. (a)	1,200	17,892
FibroGen Inc. (a)	800	17,120
Five Prime Therapeutics Inc. (a)	500	25,055
Halozyme Therapeutics Inc. (a)	1,500	14,820
Insys Therapeutics Inc. (a)	1,500	13,800
MacroGenics Inc. (a)	800	16,352
Momenta Pharmaceuticals Inc. (a)	2,100	31,605
Natera Inc. (a)	1,200	14,052
Pfenex Inc. (a)	2,200	19,954
Progenics Pharmaceuticals Inc. (a)	2,700	23,328
Repligen Corp. (a)	6,063	186,862
Vanda Pharmaceuticals Inc. (a)	1,000	15,950
Voyager Therapeutics Inc. (a)	1,600	20,384

		563,243

Brewers - 0.4%
Craft Brew Alliance Inc. (a)	410	6,929
The Boston Beer Company Inc., Class A (a)	1,025	174,096

		181,025

See Notes to Schedule of Investments and Notes to Financial Statements.

6	State Street Small-Cap Equity V.I.S. Fund

State Street Small-Cap Equity V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

	Number of Shares	Fair Value $

Building Products - 0.4%
American Woodmark Corp. (a)	363	27,316
Apogee Enterprises Inc.	793	42,473
Builders FirstSource Inc. (a)	1,970	21,611
NCI Building Systems Inc. (a)	1,496	23,412
Simpson Manufacturing Company Inc.	443	19,381
Universal Forest Products Inc.	528	53,951

		188,144

Casinos & Gaming - 0.1%
Churchill Downs Inc.	175	26,329
Pinnacle Entertainment Inc. (a)	1,208	17,516

		43,845

Commercial Printing - 0.5%
Brady Corp., Class A	3,900	146,445
Deluxe Corp.	404	28,931
LSC Communications Inc.	502	14,899

		190,275

Commodity Chemicals - 0.1%
Trinseo S.A.	668	39,612

Communications Equipment - 0.4%
ADTRAN Inc.	1,635	36,542
Extreme Networks Inc. (a)	5,800	29,174
Lumentum Holdings Inc. (a)	1,488	57,511
Plantronics Inc.	825	45,177

		168,404

Construction & Engineering - 0.6%
Chicago Bridge & Iron Company N.V.	8,600	273,050

Construction Machinery & Heavy Trucks - 1.6%
Alamo Group Inc.	570	43,377
Astec Industries Inc.	696	46,952
Commercial Vehicle Group Inc. (a)	5,600	30,968
Federal Signal Corp.	13,843	216,089
Trinity Industries Inc.	10,153	281,847
Wabash National Corp. (a)	2,314	36,608

		655,841

Construction Materials - 0.1%
Summit Materials Inc., Class A (a)	1,262	30,022

Consumer Finance - 0.1%
Enova International Inc. (a)	2,786	34,964

Data Processing & Outsourced Services - 1.6%
Broadridge Financial Solutions Inc.	3,460	229,398
CoreLogic Inc. (a)	4,075	150,082
WEX Inc. (a)	2,700	301,320

		680,800

	Number of Shares	Fair Value $
Distributors - 0.6%
LKQ Corp. (a)	7,661	234,810

Diversified Chemicals - 0.1%
The Chemours Co.	2,409	53,215

Diversified REITs - 0.2%
American Assets Trust Inc.	629	27,097
Gramercy Property Trust	3,706	34,021
PS Business Parks Inc.	230	26,800

		87,918

Diversified Support Services - 1.3%
Healthcare Services Group Inc.	6,049	236,939
Ritchie Bros Auctioneers Inc.	7,824	266,016
UniFirst Corp.	238	34,189

		537,144

Education Services - 0.5%
Capella Education Co.	350	30,730
K12 Inc. (a)	10,395	178,378

		209,108

Electric Utilities - 1.1%
ALLETE Inc.	469	30,105
IDACORP Inc.	3,969	319,703
MGE Energy Inc.	400	26,120
PNM Resources Inc.	878	30,115
Portland General Electric Co.	474	20,539
Spark Energy Inc., Class A	900	27,270
The Empire District Electric Co.	468	15,954

		469,806

Electrical Components & Equipment - 0.3%
Encore Wire Corp.	934	40,489
EnerSys	284	22,180
General Cable Corp.	1,589	30,271
Regal Beloit Corp.	412	28,531

		121,471

Electronic Components - 0.7%
Belden Inc.	424	31,702
Littelfuse Inc.	1,557	236,306
Rogers Corp. (a)	485	37,253

		305,261

Electronic Equipment & Instruments - 0.6%
Coherent Inc. (a)	300	41,216
Control4 Corp. (a)	4,144	42,269
FARO Technologies Inc. (a)	263	9,468
VeriFone Systems Inc. (a)	5,473	97,036
Zebra Technologies Corp., Class A (a)	679	58,231

		248,220

See Notes to Schedule of Investments and Notes to Financial Statements.

State Street Small-Cap Equity V.I.S. Fund	7

State Street Small-Cap Equity V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

	Number of Shares	Fair Value $

Electronic Manufacturing Services - 0.2%
Benchmark Electronics Inc. (a)	455	13,878
Methode Electronics Inc.	816	33,742
Plexus Corp. (a)	837	45,231

		92,851

Environmental & Facilities Services - 0.8%
Clean Harbors Inc. (a)	6,216	345,920

Fertilizers & Agricultural Chemicals - 0.1%
American Vanguard Corp.	1,516	29,031

Food Distributors - 0.8%
Performance Food Group Co. (a)	3,010	72,240
SpartanNash Co.	6,388	252,582

		324,822

Food Retail - 0.1%
Casey’s General Stores Inc.	271	32,216

Footwear - 1.1%
Deckers Outdoor Corp. (a)	2,248	124,517
Skechers U.S.A. Inc., Class A (a)	419	10,299
Wolverine World Wide Inc.	14,717	323,038

		457,854

Gas Utilities - 0.1%
South Jersey Industries Inc.	834	28,097

Health Care REITs - 0.5%
CareTrust REIT Inc.	2,886	44,214
Omega Healthcare Investors Inc.	3,520	110,035
Sabra Health Care REIT Inc.	2,182	53,284

		207,533

Healthcare Distributors - 0.2%
Aceto Corp.	4,300	94,471
Owens & Minor Inc.	301	10,622

		105,093

Healthcare Equipment - 5.1%
Abaxis Inc.	600	31,662
AtriCure Inc. (a)	1,300	25,441
Cantel Medical Corp.	2,200	173,250
Cardiovascular Systems Inc. (a)	6,400	154,944
CONMED Corp.	5,000	220,850
Glaukos Corp. (a)	464	15,915
Hill-Rom Holdings Inc.	6,381	358,230
Insulet Corp. (a)	3,300	124,344
Integra LifeSciences Holdings Corp. (a)	4,200	360,318
iRadimed Corp. (a)	900	9,990
LeMaitre Vascular Inc.	1,800	45,612
Masimo Corp. (a)	3,600	242,640

	Number of Shares	Fair Value $
Natus Medical Inc. (a)	374	13,015
NuVasive Inc. (a)	4,350	293,016
NxStage Medical Inc. (a)	1,300	34,073
Penumbra Inc. (a)	1,000	63,800

		2,167,100

Healthcare Services - 2.3%
Addus HomeCare Corp. (a)	500	17,525
Air Methods Corp. (a)	2,530	80,580
AMN Healthcare Services Inc. (a)	1,299	49,947
BioTelemetry Inc. (a)	2,300	51,405
Diplomat Pharmacy Inc. (a)	708	8,921
Envision Healthcare Corp. (a)	4,553	288,159
LHC Group Inc. (a)	600	27,420
MEDNAX Inc. (a)	4,991	332,700
RadNet Inc. (a)	3,000	19,350
Team Health Holdings Inc. (a)	2,140	92,983

		968,990

Healthcare Supplies - 1.0%
Endologix Inc. (a)	11,337	64,848
ICU Medical Inc. (a)	1,850	272,597
Lantheus Holdings Inc. (a)	2,000	17,200
Merit Medical Systems Inc. (a)	889	23,559
OraSure Technologies Inc. (a)	4,200	36,876

		415,080

Healthcare Technology - 1.4%
Cotiviti Holdings Inc. (a)	782	26,901
HMS Holdings Corp. (a)	12,451	226,110
Medidata Solutions Inc. (a)	3,200	158,944
Omnicell Inc. (a)	5,300	179,670
Quality Systems Inc.	666	8,758

		600,383

Home Building - 0.2%
Meritage Homes Corp. (a)	736	25,613
TopBuild Corp. (a)	1,592	56,675

		82,288

Home Entertainment Software - 0.1%
Rosetta Stone Inc. (a)	2,687	23,941

Home Furnishing Retail - 0.3%
Aaron’s Inc.	4,176	133,590

Home Furnishings - 0.1%
Ethan Allen Interiors Inc.	910	33,534

Hotel & Resort REITs - 0.3%
Ashford Hospitality Trust Inc.	1,421	11,027
RLJ Lodging Trust	5,358	131,217

		142,244

See Notes to Schedule of Investments and Notes to Financial Statements.

8	State Street Small-Cap Equity V.I.S. Fund

State Street Small-Cap Equity V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

	Number of Shares	Fair Value $

Hotels, Resorts & Cruise Lines - 0.2%
ILG Inc.	5,004	90,923

Household Appliances - 0.3%
Helen of Troy Ltd. (a)	1,675	141,454

Household Products - 0.1%
Central Garden & Pet Co. (a)	980	32,428

Housewares & Specialties - 0.0%*
Tupperware Brands Corp.	302	15,891

Human Resource & Employment Services - 0.1%
Insperity Inc.	442	31,360

Industrial Conglomerates - 0.1%
Raven Industries Inc.	1,100	27,720

Industrial Machinery - 7.6%
Actuant Corp., Class A	6,000	155,700
Altra Industrial Motion Corp.	707	26,088
Barnes Group Inc.	3,445	163,362
CLARCOR Inc.	4,594	378,867
Crane Co.	925	66,711
Energy Recovery Inc. (a)	1,500	15,525
Franklin Electric Company Inc.	810	31,509
IDEX Corp.	2,271	204,526
John Bean Technologies Corp.	1,700	146,115
LB Foster Co., Class A	1,130	15,368
Luxfer Holdings PLC ADR	6,006	65,405
Lydall Inc. (a)	3,100	191,735
Manitowoc Foodservice Inc. (a)	10,500	202,965
Mueller Industries Inc.	4,989	199,361
Nordson Corp.	2,091	234,297
RBC Bearings Inc. (a)	1,300	120,653
Standex International Corp.	2,000	175,700
The Gorman-Rupp Co.	1,700	52,615
The Timken Co.	6,980	277,106
TriMas Corp. (a)	9,800	230,300
Woodward Inc.	3,773	260,526

		3,214,434

Industrial REITs - 0.1%
Rexford Industrial Realty Inc.	956	22,170
STAG Industrial Inc.	1,488	35,518

		57,688

Internet & Direct Marketing Retail - 0.0%*
Shutterfly Inc. (a)	400	20,072

Internet Software & Services - 3.2%
Blucora Inc. (a)	2,100	30,975
Brightcove Inc. (a)	2,900	23,345

	Number of Shares	Fair Value $
comScore Inc. (a)	600	18,948
Cornerstone OnDemand Inc. (a)	5,044	213,412
Envestnet Inc. (a)	2,900	102,225
Five9 Inc. (a)	1,400	19,866
GoDaddy Inc., Class A (a)	1,060	37,047
Internap Corp. (a)	9,300	14,322
LogMeIn Inc.	2,700	260,685
MeetMe Inc. (a)	3,000	14,790
New Relic Inc. (a)	4,700	132,775
NIC Inc.	10,025	239,597
SPS Commerce Inc. (a)	2,200	153,758
Stamps.com Inc. (a)	200	22,930
Web.com Group Inc. (a)	1,700	35,955
Xactly Corp. (a)	3,600	39,600

		1,360,230

Investment Banking & Brokerage - 1.3%
Greenhill & Company Inc.	1,219	33,766
Piper Jaffray Cos. (a)	757	54,883
Raymond James Financial Inc.	5,686	393,869
Stifel Financial Corp. (a)	1,070	53,447

		535,965

IT Consulting & Other Services - 0.1%
Perficient Inc. (a)	1,296	22,667
The Hackett Group Inc.	1,600	28,256
Virtusa Corp. (a)	222	5,577

		56,500

Leisure Products - 0.7%
Brunswick Corp.	366	19,962
Nautilus Inc. (a)	593	10,970
Polaris Industries Inc.	3,139	258,622

		289,554

Life & Health Insurance - 0.1%
American Equity Investment Life Holding Co.	1,519	34,238

Life Sciences Tools & Services - 1.7%
Albany Molecular Research Inc. (a)	7,570	142,013
Bruker Corp.	4,722	100,012
Cambrex Corp. (a)	420	22,659
Charles River Laboratories International Inc. (a)	370	28,190
Enzo Biochem Inc. (a)	3,966	27,524
ICON PLC (a)	2,500	188,000
INC Research Holdings Inc., Class A (a)	3,869	203,510
PAREXEL International Corp. (a)	229	15,050

		726,958

See Notes to Schedule of Investments and Notes to Financial Statements.

State Street Small-Cap Equity V.I.S. Fund	9

State Street Small-Cap Equity V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

	Number of Shares	Fair Value $

Managed Healthcare - 1.0%
Centene Corp. (a)	5,042	284,923
Magellan Health Inc. (a)	547	41,162
Molina Healthcare Inc. (a)	1,945	105,536

		431,621

Marine - 0.1%
Kirby Corp. (a)	333	22,145

Multi-Line Insurance - 0.0%*
Horace Mann Educators Corp.	475	20,330

Multi-Utilities - 0.1%
Avista Corp.	642	25,674

Office REITs - 0.5%
Brandywine Realty Trust	1,704	28,133
Corporate Office Properties Trust	715	22,323
Cousins Properties Inc.	17,865	152,031

		202,487

Office Services & Supplies - 1.0%
Herman Miller Inc.	3,967	135,671
HNI Corp.	619	34,615
Steelcase Inc., Class A	1,600	28,640
West Corp.	9,620	238,191

		437,117

Oil & Gas Drilling - 0.1%
Nabors Industries Ltd.	2,810	46,084

Oil & Gas Equipment & Services - 1.3%
Dril-Quip Inc. (a)	942	56,567
Forum Energy Technologies Inc. (a)	12,075	265,650
Hornbeck Offshore Services Inc. (a)	2,023	14,606
Natural Gas Services Group Inc. (a)	821	26,395
Oil States International Inc. (a)	4,766	185,874
TETRA Technologies Inc. (a)	3,883	19,493

		568,585

Oil & Gas Exploration & Production - 1.5%
Carrizo Oil & Gas Inc. (a)	2,667	99,613
Denbury Resources Inc. (a)	19,306	71,046
Newfield Exploration Co. (a)	6,886	278,883
Rice Energy Inc. (a)	523	11,166
SM Energy Co.	4,663	160,780

		621,488

Oil & Gas Refining & Marketing - 0.1%
Western Refining Inc.	1,234	46,707

	Number of Shares	Fair Value $
Packaged Foods & Meats - 3.3%
AdvancePierre Foods Holdings Inc.	4,500	134,010
Amplify Snack Brands Inc. (a)	4,300	37,883
B&G Foods Inc.	4,600	201,480
Cal-Maine Foods Inc.	513	22,662
J&J Snack Foods Corp.	688	91,800
Sanderson Farms Inc.	3,181	299,777
Snyder’s-Lance Inc.	7,800	299,052
TreeHouse Foods Inc. (a)	4,500	324,855

		1,411,519

Paper Packaging - 0.3%
Packaging Corporation of America	1,563	132,574

Paper Products - 0.1%
Neenah Paper Inc.	577	49,160

Personal Products - 0.0%*
Natural Health Trends Corp.	800	19,880

Pharmaceuticals - 0.5%
Amphastar Pharmaceuticals Inc. (a)	1,100	20,262
Aratana Therapeutics Inc. (a)	1,800	12,924
Corcept Therapeutics Inc. (a)	4,500	32,670
Heska Corp. (a)	400	28,640
Horizon Pharma PLC (a)	900	14,562
Impax Laboratories Inc. (a)	1,300	17,225
Innoviva Inc. (a)	1,900	20,330
Intersect ENT Inc. (a)	1,200	14,520
Pernix Therapeutics Holdings Inc. (a)	6,480	12,571
Phibro Animal Health Corp., Class A	405	11,867
Sucampo Pharmaceuticals Inc., Class A (a)	900	12,195

		197,766

Property & Casualty Insurance - 2.7%
Allied World Assurance Company Holdings AG	8,000	429,680
AMERISAFE Inc.	2,575	160,551
Argo Group International Holdings Ltd.	4,020	264,918
RLI Corp.	1,735	109,531
The Navigators Group Inc.	1,600	188,400

		1,153,080

Publishing - 1.2%
John Wiley & Sons Inc., Class A	9,016	491,372

Railroads - 0.5%
Genesee & Wyoming Inc., Class A (a)	3,196	221,834

See Notes to Schedule of Investments and Notes to Financial Statements.

10	State Street Small-Cap Equity V.I.S. Fund

State Street Small-Cap Equity V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

	Number of Shares	Fair Value $

Real Estate Services - 0.1%
Altisource Portfolio Solutions S.A. (a)	800	21,272
Marcus & Millichap Inc. (a)	482	12,879

		34,151

Regional Banks - 9.3%
1st Source Corp.	431	19,248
Bank of the Ozarks Inc.	858	45,122
BankUnited Inc.	1,153	43,457
Banner Corp.	617	34,435
Bryn Mawr Bank Corp.	2,900	122,235
Camden National Corp.	693	30,804
Capital Bank Financial Corp., Class A	850	33,362
Cascade Bancorp (a)	1,554	12,618
Columbia Banking System Inc.	743	33,197
Community Bank System Inc.	2,300	142,117
Cullen/Frost Bankers Inc.	1,345	118,669
CVB Financial Corp.	8,000	183,440
Enterprise Financial Services Corp.	707	30,401
FCB Financial Holdings Inc., Class A (a)	1,077	51,373
Fidelity Southern Corp.	987	23,362
First Financial Bankshares Inc.	2,600	117,520
Fulton Financial Corp.	11,502	216,238
German American Bancorp Inc.	1,300	68,393
Great Southern Bancorp Inc.	577	31,533
Home BancShares Inc.	1,642	45,598
Hope Bancorp Inc.	1,613	35,309
IBERIABANK Corp.	2,623	219,676
Independent Bank Corp.	2,000	140,900
Lakeland Financial Corp.	396	18,755
LegacyTexas Financial Group Inc.	1,727	74,365
PacWest Bancorp	812	44,205
Pinnacle Financial Partners Inc.	550	38,115
Prosperity Bancshares Inc.	4,684	336,218
Renasant Corp.	7,563	319,310
South State Corp.	231	20,189
Southwest Bancorp Inc.	1,017	29,493
Stock Yards Bancorp Inc.	2,400	112,680
SVB Financial Group (a)	1,485	254,915
Texas Capital Bancshares Inc. (a)	115	9,016
UMB Financial Corp.	2,900	223,648
Umpqua Holdings Corp.	2,452	46,049
United Community Banks Inc.	2,119	62,765
Washington Trust Bancorp Inc.	2,700	151,335
Westamerica Bancorporation	2,582	162,485
Western Alliance Bancorp (a)	3,420	166,588
Wintrust Financial Corp.	791	57,403

		3,926,541

	Number of Shares	Fair Value $
Reinsurance - 1.0%
Endurance Specialty Holdings Ltd.	4,250	392,700
Maiden Holdings Ltd.	2,337	40,781

		433,481

Research & Consulting Services - 0.4%
Resources Connection Inc.	8,180	157,465

Residential REITs - 0.6%
Education Realty Trust Inc.	5,648	238,910

Restaurants - 1.2%
Buffalo Wild Wings Inc. (a)	1,000	154,400
Cracker Barrel Old Country Store Inc.	643	107,368
El Pollo Loco Holdings Inc. (a)	4,300	52,890
Ruth’s Hospitality Group Inc.	90	1,647
Texas Roadhouse Inc.	4,058	195,758

		512,063

Retail REITs - 0.1%
Retail Opportunity Investments Corp.	2,083	44,014

Security & Alarm Services - 0.7%
The Brink’s Co.	7,021	289,616

Semiconductor Equipment - 0.4%
Advanced Energy Industries Inc. (a)	700	38,325
Brooks Automation Inc.	1,242	21,201
Rudolph Technologies Inc. (a)	4,599	107,387

		166,913

Semiconductors - 1.5%
CEVA Inc. (a)	900	30,195
Cirrus Logic Inc. (a)	400	22,616
Exar Corp. (a)	2,822	30,421
GigPeak Inc. (a)	8,800	22,176
Lattice Semiconductor Corp. (a)	2,448	18,017
MaxLinear Inc., Class A (a)	1,135	24,743
Microsemi Corp. (a)	4,071	219,712
NeoPhotonics Corp. (a)	1,870	20,215
Semtech Corp. (a)	7,490	236,310

		624,405

Specialized Finance - 0.0%*
NewStar Financial Inc. (a)	1,054	9,750

Specialized REITs - 0.6%
CoreSite Realty Corp.	2,080	165,090
DuPont Fabros Technology Inc.	567	24,908
National Storage Affiliates Trust	1,241	27,389
Potlatch Corp.	1,180	49,147

		266,534

See Notes to Schedule of Investments and Notes to Financial Statements.

State Street Small-Cap Equity V.I.S. Fund	11

State Street Small-Cap Equity V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

	Number of Shares	Fair Value $

Specialty Chemicals - 3.2%
Balchem Corp.	2,293	192,429
Chase Corp.	400	33,420
GCP Applied Technologies Inc. (a)	925	24,744
HB Fuller Co.	4,493	217,057
Innospec Inc.	2,700	184,950
KMG Chemicals Inc.	933	36,284
PolyOne Corp.	5,837	187,017
Quaker Chemical Corp.	1,657	211,997
Rayonier Advanced Materials Inc.	1,564	24,179
Sensient Technologies Corp.	3,285	258,135

		1,370,212

Specialty Stores - 0.2%
Hibbett Sports Inc. (a)	2,300	85,790

Steel - 0.5%
Commercial Metals Co.	5,504	119,877
Ryerson Holding Corp. (a)	2,897	38,675
Worthington Industries Inc.	671	31,832

		190,384

Systems Software - 1.1%
A10 Networks Inc. (a)	3,267	27,149
Barracuda Networks Inc. (a)	1,010	21,644
CommVault Systems Inc. (a)	2,500	128,500
Gigamon Inc. (a)	1,213	55,252
Qualys Inc. (a)	6,400	202,560
TiVo Corp. (a)	1,200	25,080

		460,185

Technology Distributors - 0.1%
Insight Enterprises Inc. (a)	434	17,551
ScanSource Inc. (a)	449	18,117

		35,668

Technology Hardware, Storage & Peripherals - 0.7%
Diebold Nixdorf Inc.	10,816	272,023
Super Micro Computer Inc. (a)	1,504	42,187

		314,210

Thrifts & Mortgage Finance - 0.3%
Essent Group Ltd. (a)	948	30,687
EverBank Financial Corp.	1,187	23,087

	Number of Shares	Fair Value $
HomeStreet Inc. (a)	1,679	53,056
Washington Federal Inc.	742	25,488

		132,318

Tires & Rubber - 0.1%
Cooper Tire & Rubber Co.	1,145	44,483

Trading Companies & Distributors - 1.0%
Applied Industrial Technologies Inc.	5,697	338,402
Beacon Roofing Supply Inc. (a)	308	14,189
GMS Inc. (a)	857	25,093
Lawson Products Inc. (a)	1,200	28,560
Neff Corp., Class A (a)	2,201	31,034

		437,278

Trucking - 0.9%
Heartland Express Inc.	1,538	31,314
Landstar System Inc.	1,000	85,300
Old Dominion Freight Line Inc. (a)	2,226	190,968
Saia Inc. (a)	1,051	46,402
YRC Worldwide Inc. (a)	2,100	27,888

		381,872

Total Common Stock (Cost $29,832,036)		38,668,249

Exchange Traded Fund - 2.4%
iShares Russell 2000 ETF (Cost $1,000,912)	7,587	1,023,107

Total Investments in Securities (Cost $30,832,948)		39,691,356

Short-Term Investments - 6.1%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.46% (Cost $2,575,438) (b)(c)(d)	2,575,438	2,575,438

Total Investments (Cost $33,408,386)		42,266,794

Other Assets and Liabilities, net - 0.1%		53,547

NET ASSETS - 100.0%		42,320,341

Other Information:

The Fund had the following long futures contracts open at December 31, 2016:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation

Russell 2000 Mini Index Futures	March 2017	22	$1,492,590	$(18,133)

See Notes to Schedule of Investments and Notes to Financial Statements.

12	State Street Small-Cap Equity V.I.S. Fund

State Street Small-Cap Equity V.I.S. Fund

Notes to Schedule of Investments — December 31, 2016

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.
(b)	At December 31, 2016, all or a portion of this security was pledged to cover collateral requirements for futures.
(c)	Sponsored by SSGA Funds Management, Inc., the Funds’ investment adviser and administrator, effective July 1, 2016, and an affiliate of State Street Bank & Trust Co., the Funds’ sub-administrator, custodian and accounting agent.
(d)	Coupon amount represents effective yield.
†	Percentages are based on net assets as of December 31, 2016.
*	Less than 0.05%.

Abbreviations:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Affiliate Table

	Number of Shares Held at 12/31/15	Value At 12/31/15	Shares Purchased	Shares Sold	Number of Shares Held at 12/31/16	Value at 12/31/16	Dividend/ Interest Income	Realized Gain (Loss)
State Street Institutional U.S. Government Money Market Fund - Class G Shares	2,439,080	$2,439,080	15,138,495	15,002,137	2,575,438	$2,575,438	$6,480	$—

		$2,439,080				$2,575,438	$6,480	$—

Notes to Schedule of Investments	13

State Street Small-Cap Equity V.I.S. Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/16	12/31/15*	12/31/14*		12/31/13*		12/31/12*
Inception date							4/28/00

Net asset value, beginning of period	$12.20	$14.39	$16.26		$13.37		$12.85

Income/(loss) from investment operations:
Net investment income (loss)	(0.03)	(0.04)	(0.06)		(0.03)		0.00	††
Net realized and unrealized gains/(losses) on investments	2.93	(0.52)	0.67		4.96		1.86

Total income/(loss) from investment operations	2.90	(0.56)	0.61		4.93		1.86

Less distributions from:
Net investment income	—	—	—		—		0.00	††
Net realized gains	0.70	1.63	2.48		2.04		1.34

Total distributions	0.70	1.63	2.48		2.04		1.34

Net asset value, end of period	$14.40	$12.20	$14.39		$16.26		$13.37

Total Return(a)	23.77%	(4.12)%	3.77%		36.89%		14.57%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$42,320	$38,359	$43,460		$50,248		$41,942

Ratios to average net assets:
Net expenses	1.40%	1.36%	1.33	%(b)	1.27	%(b)(c)	1.34	%(b)(c)
Gross expenses	1.40%	1.36%	1.33%		1.28%		1.38%
Net investment income (loss)	(0.22)%	(0.30)%	(0.35)%		(0.23)%		0.01%
Portfolio turnover rate	36%	42%	37%		39%		36%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.
(c)	Reflects a voluntary reimbursement of other operating expenses by GE Asset Management, Inc., the Fund’s investment adviser and administrator prior to July 1, 2016.
††	Rounds to less than $0.01.
*	Beginning with the fiscal year ended December 31, 2016, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying Notes are an integral part of these financial statements.

14	Financial Highlights

State Street Small-Cap Equity V.I.S. Fund

Statement of Assets and Liabilities — December 31, 2016

Assets
Investments in securities, at fair value (cost $30,832,948)	$39,691,356
Short-term affiliated investments, at fair value	2,575,438
Restricted cash(1)	160,000
Receivable for investments sold	14,241
Income receivable	32,122
Receivable for fund shares sold	4,224
Income receivable from affiliated investments	914
Other assets	1,753

Total assets	42,480,048

Liabilities
Payable for investments purchased	31,732
Payable for fund shares redeemed	494
Payable for variation margin on open futures contracts	5,753
Payable to the Adviser (Note 6)	34,132
Payable to the Custodian (Note 6)	52,093
Accrued other expenses	35,503

Total liabilities	159,707

Net Assets	$42,320,341

Net Assets Consist of:
Capital paid in	33,105,260
Undistributed (distributions in excess of) net investment income	—
Accumulated net realized gain	374,806
Net unrealized appreciation (depreciation) on:
Investments	8,858,408
Futures	(18,133)

Net Assets	$42,320,341

Shares outstanding ($0.01 par value; unlimited shares authorized)	2,938,805
Net asset value per share	$14.40
(1) Deposits at broker for futures contracts.

The accompanying Notes are an integral part of these financial statements.

Statement of Assets and Liabilities	15

State Street Small-Cap Equity V.I.S. Fund

Statement of Operations — For the year ended December 31, 2016

Investment Income
Income
Dividend	$434,616
Interest	627
Income from affiliated investments	6,480
Less: Foreign taxes withheld	(1,385)

Total income	440,338

Expenses
Advisory and administration fees (Note 6)	356,583
Directors’ fees (Note 6)	2,501
Custody and accounting expenses — net (Note 6)	126,197
Professional fees	26,790
Other expenses	11,049

Total Expenses	523,120

Net investment loss	$(82,782)

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments	$2,251,532
Futures	197,863
Increase (decrease) in unrealized appreciation/depreciation on:
Investments	5,678,200
Futures	(29,048)

Net realized and unrealized gain (loss) on investments	8,098,547

Net Increase in Net Assets Resulting from Operations	$8,015,765

The accompanying Notes are an integral part of these financial statements.

16	Statement of Operations

State Street Small-Cap Equity V.I.S. Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015*

Increase (Decrease) in Net Assets

Operations:
Net investment loss	$(82,782)	$(126,996)
Net realized gain (loss) on investments and futures	2,449,395	4,284,766
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	5,649,152	(5,826,887)

Net increase (decrease) from operations	8,015,765	(1,669,117)

Distributions to shareholders from:
Net realized gains	(1,956,940)	(4,541,080)

Total distributions	(1,956,940)	(4,541,080)

Increase (decrease) in assets from operations and distributions	6,058,825	(6,210,197)

Share transactions:
Proceeds from sale of shares	3,283,066	3,230,274
Value of distributions reinvested	1,956,940	4,541,080
Cost of shares redeemed	(7,337,373)	(6,661,996)

Net increase (decrease) from share transactions	(2,097,367)	1,109,358

Total increase (decrease) in net assets	3,961,458	(5,100,839)

Net Assets
Beginning of year	38,358,883	43,459,722

End of year	$42,320,341	$38,358,883

Undistributed (distributions in excess of) net investment income, end of year	$—	$—

Changes in Fund Shares
Shares sold	229,534	219,291
Issued for distributions reinvested	135,616	364,453
Shares redeemed	(570,268)	(460,537)

Net increase (decrease) in fund shares	(205,118)	123,207

*	Beginning with the year ended December 31, 2016, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying Notes are an integral part of these financial statements.

Statements of Changes in Net Assets	17

State Street Small-Cap Equity V.I.S. Fund

Notes to Financial Statements — December 31, 2016

1.	Organization of the Company

State Street Variable Insurance Series Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to November 30, 2016, the Company was named GE Investments Funds, Inc. The Company is currently composed of the following eight investment portfolios (collectively, the “Funds”): State Street U.S. Equity V.I.S. Fund, State Street S&P 500 Index V.I.S. Fund, State Street Premier Growth Equity V.I.S. Fund, State Street Core Value Equity V.I.S. Fund, State Street Small-Cap Equity V.I.S. Fund (the “Fund”), State Street Total Return V.I.S. Fund, State Street Income V.I.S. Fund and State Street Real Estate Securities V.I.S. Fund. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. Each Fund is a diversified investment company within the meaning of the 1940 Act.

Effective November 30, 2016, each individual Fund changed its respective name as follows:

Old Name	New Name
GE Investments U.S. Equity Fund	State Street U.S. Equity V.I.S. Fund
GE Investments S&P 500 Index Fund	State Street S&P 500 Index V.I.S. Fund
GE Investments Premier Growth Equity Fund	State Street Premier Growth Equity V.I.S. Fund
GE Investments Core Value Equity Fund	State Street Core Value Equity V.I.S. Fund
GE Investments Small-Cap Equity Fund	State Street Small-Cap Equity V.I.S. Fund
GE Investments Total Return Fund	State Street Total Return V.I.S. Fund
GE Investments Income Fund	State Street Income V.I.S. Fund
GE Investments Real Estate Securities Fund	State Street Real Estate Securities V.I.S. Fund

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. SSGA Funds Management, Inc. (“SSGA FM”) is the investment adviser and administrator of each of the Funds effective July 1, 2016. Prior to July 1, 2016, GE Asset Management Incorporated (“GEAM”) served as the investment adviser and administrator to each Fund.

The Company currently offers one share class (Class 1) of the Fund as an investment option for variable life insurance and variable annuity contracts.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Derivatives  The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into various types of derivative transactions (such as futures) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.

Futures Contracts  A futures contract is an agreement to buy or sell a specific amount of a commodity, financial instrument, currency or index at a particular price and future date. During the fiscal year ended December 31, 2016, the Fund invested in stock index futures contracts to gain equity exposure for accumulating and residual cash positions. Buying futures tends to

18	Notes to Financial Statements

State Street Small-Cap Equity V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016 increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by the investment adviser and reimbursed by the Fund.

Federal Income Taxes  The Fund intends to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies, including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

•	Level 1 — Quoted prices for identical investments in active markets.

•	Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

•	Level 3 — Significant inputs to the valuation model are unobservable.

Notes to Financial Statements	19

State Street Small-Cap Equity V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. The investment adviser performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities, which may not necessarily represent the last sales price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances, the Fund typically classifies the investment securities in Level 2.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Investments in registered investment companies are valued at the published daily net asset value (“NAV”) and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Company’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of the investment adviser. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

20	Notes to Financial Statements

State Street Small-Cap Equity V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2016:

Investments	Level 1	Level 2	Level 3	Total

Investments in Securities†
Common Stock	$38,668,249	$—	$—	$38,668,249
Exchange Traded Funds	1,023,107	—	—	1,023,107
Short-Term Investments	2,575,438	—	—	2,575,438

Total Investments in Securities	$42,266,794	$—	$—	$42,266,794

Other Financial Instruments*
Long Futures Contracts — Unrealized Depreciation	$(18,133)	$—	$—	$(18,133)

†	See Schedule of Investments for Industry Classification.
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

There were no transfers between fair value levels during the period. Transfers between fair value levels are recognized at the beginning of the period.

4.	Derivatives Disclosure

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB ASC No. 815 Derivatives and Hedging (“ASC 815”) as of December 31, 2016.

	Asset Derivatives December 31, 2016		Liability Derivatives December 31, 2016
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)	Location in the Statement of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(18,133)

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure, none of which are accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	14,560,380/ (13,802,523)	197,863	(29,048)

During the fiscal year ended December 31, 2016, the Fund had an average notional value of $751,465 on long futures contracts. Please refer to the table following the Schedule of Investments for open futures contracts at December 31, 2016.

5.	Line of Credit

Prior to July 1, 2016, the Company shared a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility was with the Company’s custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility required the payment of a commitment fee equal to 0.20% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by each Fund generally was borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the higher of the 1-Month LIBOR plus 1.25% and the Overnight Federal Funds Rate plus 1.25% and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund was the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facility was not

Notes to Financial Statements	21

State Street Small-Cap Equity V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016 utilized by the Fund during the fiscal year ended December 31, 2016. The revolving credit facility with State Street was terminated effective June 30, 2016.

Currently, the Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires October 12, 2017, unless extended or renewed.

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate. From July 1, 2016, the date the Funds were added to this credit facility, through October 12, 2016, interest was calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%.

The credit facilities were not utilized by the Fund during the year ended December 31, 2016.

6.	Compensation and Fees Paid to Affiliates

SSGM FM, a registered investment adviser, was retained by the Company’s Board of Directors effective July 1, 2016 to act as investment adviser and administrator of the Fund. SSGM FM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.95%.

State Street serves as sub-administrator and custodian to the Funds. Amounts paid by the Fund to State Street for performing such services are included in the advisory and administration and custody and accounting expenses, respectively.

Prior to July 1, 2016, GEAM served as the Fund’s investment adviser and administrator and the Fund paid GEAM a Management Fee at an annualized rate of 0.95%

Directors’ Compensation  The Fund pays no compensation to its Directors who are officers or employees of SSGA FM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by SSGA FM. Compensation paid to non-interested Directors is reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about Directors’ compensation, please refer to the Funds’ Statement of Additional Information.)

Other Transactions with Affiliates  In December 2015, State Street announced a review of the manner in which it invoiced certain expenses to certain of its Investment Servicing clients, primarily in the United States, during an 18-year period going back to 1998 and its determination that it had incorrectly invoiced clients for certain expenses. State Street informed its clients that it will pay to them the expenses it concluded were incorrectly invoiced to them, plus interest.

The Fund was impacted by this matter. The amounts in the table below represent the refunded expenses and interest received by the Fund for the periods in question.

Refunded Custody Expense*	Interest*	Total	% of Net Assets at 12/31/16

$2,295	$627	$2,992	0.01%

*	Refunded Custody Expenses and Interest appear on the Statements of Operations in Custody and accounting expenses — net and Interest income, respectively.

7.	Sub-Advisory Fees

Pursuant to investment sub-advisory agreements with SSGA FM, the assets of the Fund are allocated to and managed by each of the following sub-advisers: (i) Palisade Capital Management, L.L.C.; (ii) Champlain Investment Partners, LLC; (iii) GlobeFlex Capital, L.P.; (iv) Kennedy Capital Management, Inc. and (v) SouthernSun Asset Management, LLC. SSGA FM is responsible for allocating the Fund’s assets among the sub-advisers in its discretion (“Allocated Assets”), and for managing the Fund’s cash position, while each sub-adviser is responsible for the day-to-day management of their portion of the Allocated

22	Notes to Financial Statements

State Street Small-Cap Equity V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

Assets, under the general supervision and oversight of SSGA FM and the Board. For their services, SSGA FM pays each sub-adviser an investment sub-advisory fee, which is calculated as a percentage of the average daily net assets of the respective Allocated Assets that it manages.

8.	Investment Transactions

Purchases and Sales of Securities  The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the fiscal year ended December 31, 2016, were as follows:

Non-U.S. Government Securities
Purchases	Sales

$12,651,906	$16,858,248

Affiliated Investments  The Fund may invest in affiliated entities, including securities issued by State Street, affiliated funds, or entities deemed to be affiliates as a result of the Fund owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the fiscal year ended December 31, 2016 are disclosed in the Schedule of Investments.

9.	Income Taxes

The Fund is subject to ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2013, 2014, 2015, and 2016 fiscal year tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2016, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Cost of Investments For Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed Income	Undistributed Accum. Capital Gain/(Loss)	Late-Year Losses
	Appreciation	Depreciation	Investments	Derivatives/ Currency

$33,758,878	$9,652,574	$(1,144,658)	$8,507,916	$—	$—	$707,165	$—
As of December 31, 2016, the Fund had no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund incurred no such losses for the fiscal year ended December 31, 2016.

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total

2016	$—	$1,956,940	$1,956,940
2015	—	4,541,080	4,541,080

Distributions to Shareholders  The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of

Notes to Financial Statements	23

State Street Small-Cap Equity V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016 income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) investments in futures, return of capital distributions from securities, net operating losses, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the fiscal year ended December 31, 2016 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$82,782	$3,261	$ (86,043)

9.	Change in Audit Firm

KPMG LLP (“KPMG”) served as the independent registered certified public accounting firm of the Company through its resignation as of June 30, 2016. On September 9, 2016, upon recommendation by the Audit Committee of the Company, the Company’s Board of Directors selected Ernst & Young LLP (“EY”) to replace KPMG as the independent public accountant for the fiscal year ended December 31, 2016.

The reports of KPMG on the financial statements for the fiscal years ended December 31, 2014 and December 31, 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2015 and through the period ended June 30, 2016, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused them to make reference thereto in their reports on the financial statements for such years or periods.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2015 and through the period ended June 30, 2016, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Funds requested and KPMG furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as Exhibit 77 to Form N-SAR for the period ended December 31, 2016.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2015 and through September 9, 2016, neither the Company nor anyone on its behalf has consulted EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

24	Notes to Financial Statements

State Street Small-Cap Equity V.I.S. Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of State Street Variable Insurance Series Funds, Inc. and Shareholders of State Street Small-Cap Equity V.I.S. Fund:

We have audited the accompanying statement of assets and liabilities of the State Street Small-Cap Equity V.I.S. Fund (formerly GE Investments Small-Cap Equity Fund) (one of the funds constituting State Street Variable Insurance Series Funds, Inc. (formerly GE Investment Funds, Inc.)) (the “Fund”), including the schedules of investments, as of December 31, 2016, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2015 and the financial highlights for periods ended prior to January 1, 2016 were audited by another independent registered public accounting firm whose report, dated February 19, 2016, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street Small-Cap Equity V.I.S. Fund (one of the funds constituting State Street Variable Insurance Series Funds, Inc.) at December 31, 2016, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 17, 2017

Report of Independent Registered Public Accounting Firm	25

State Street Small-Cap Equity V.I.S. Fund

Tax Information — December 31, 2016 (Unaudited)

For the year ended December 31, 2016, the Fund hereby designates $1,956,940 as capital gain dividends, or the amount ultimately treated as capital gain net income.

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

26	Tax Information

State Street Small-Cap Equity V.I.S. Fund

Special Meeting of Shareholders — Voting Results (Unaudited)

On November 2, 2016, the State Street Variable Insurance Series Funds, Inc. (formerly known as GE Investments Funds, Inc.) (the “Company”) held a special meeting of shareholders of each series portfolio of the Company (collectively, the “Funds”), including shareholders of the State Street Small-Cap Equity V.I.S. Fund (formerly known as the Small-Cap Equity Fund) (the “Fund”). Shareholders of record on August 31, 2016 were entitled to vote on the proposals. For each proposal shareholders of all Funds voted together and not by Fund or share class. At the meeting, all proposals were approved by the Fund’s shareholders and the following votes were recorded:

Proposal 1:

Approval of an amendment to the Articles of Incorporation of the Company to change the name of the Company from GE Investments Funds, Inc. to State Street Variable Insurance Series Funds, Inc.

Company Votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	129,623,837.819	89.283%	89.283%
Against	10,047,818.534	6.921%	6.921%
Abstain	5,511,041.282	3.796%	3.796%
Total	145,182,697.634	100.000%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	2,498,737.296	90.329%	90.329%
Against	195,110.893	7.053%	7.053%
Abstain	72,423.893	2.618%	2.618%
Total	2,766,272.082	100.000%	100.000%

Proposal 2:

Approval of an amendment to the Articles of Incorporation of the Company to permit the Board of Directors to change the name of the Company without seeking shareholder approval.

Company votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	118,220,823.871	81.429%	81.429%
Against	21,486,028.150	14.799%	14.799%
Abstain	5,475,845.611	3.772%	3.772%
Total	145,182,697.634	100.000%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	2,307,435.945	83.413%	83.413%
Against	408,266.118	14.759%	14.759%
Abstain	50,570.019	1.828%	1.828%
Total	2,766,272.082	100.000%	100.000%

Special Meeting of Shareholders — Voting Results	27

State Street Small-Cap Equity V.I.S. Fund

Additional Information — December 31, 2016 (Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. Matthew J. Simpson resigned as a Director of the Fund effective June 30, 2016.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS AND EXECUTIVE OFFICERS
Jeanne M. La Porta c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 51	Director and President	Until successor is elected and qualified – 2 years	Senior Managing Director at State Street Global Advisors since July 2016; President of GE Retirement Savings Plan Funds since July 2016; Senior Vice President and Commercial Operations Leader at GEAM from March 2014 to July 2016; President of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds from March 2014 to November 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of State Street Institutional Funds from July 2003 to April 2014; Vice President of Elfun Funds from October 2003 to July 2016; Vice President of GE Retirement Savings Plan Funds from October 2003 to July 2016; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.	22	Trustee and President of State Street Institutional Funds since 2014; Trustee of Elfun Funds since 2014.

28	Additional Information

State Street Small-Cap Equity V.I.S. Fund

Additional Information, continued — December 31, 2016 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS AND EXECUTIVE OFFICERS (continued)
JoonWon Choe c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 47	Vice President & Secretary	Until successor is elected and qualified –6 years	Managing Director and Managing Counsel at State Street Global Advisors since July 2016; Senior Vice President and Deputy General Counsel at GEAM from March 2011 to July 2016; Vice President and Secretary of State Street Institutional Funds since September 2010; Vice President and Assistant Secretary of GE Retirement Savings Plan Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds from September 2010 to July 2016; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010; and Vice President and Secretary of GE Funds from September 2010 to February 2011.	N/A	N/A

Robert Herlihy c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 49	Chief Compliance Officer	Until successor is elected and qualified –11 years	Managing Director at State Street Global Advisors since July 2016; Deputy Chief Compliance Officer of Elfun Funds since July 2016; Chief Compliance Officer of State Street Institutional Funds and GE Retirement Savings Plan Funds since July 2005; Chief Compliance Officer of GEAM and Elfun Funds from July 2005 to July 2016; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002-2005.	N/A	N/A

Arthur A. Jensen c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 50	Treasurer	Until successor is elected and qualified –5 years	Vice President at State Street Global Advisors since July 2016; Deputy Treasurer of Elfun Funds since July 2016; Treasurer of State Street Institutional Funds and GE Retirement Savings Plan Funds since June 2011; Treasurer of Elfun Funds from June 2011 to July 2016; Mutual Funds Controller of GEAM from April 2011 to July 2016; Senior Vice President at Citigroup from 2008 to 2010; and Vice President at JPMorgan from 2005 to 2008.	N/A	N/A

Additional Information	29

State Street Small-Cap Equity V.I.S. Fund

Additional Information, continued — December 31, 2016 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Brian Harris c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 43	Deputy Chief Compliance Officer	Until successor is elected and qualified – less than 1 year	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010 – 2013); Director of Compliance, AARP Financial Inc. (2008 – 2010).	N/A	N/A

Bruce S. Rosenberg c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 55	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).	N/A	N/A

Ann M. Carpenter c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 50	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Chief Operating Officer, SSGA Funds Management, Inc. (April 2014 – present); Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2005 – present).*	N/A	N/A

Chad C. Hallett c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 47	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).	N/A	N/A

*	Served in various capacities and/or with various affiliated entities during noted time period.

30	Additional Information

State Street Small-Cap Equity V.I.S. Fund

Additional Information, continued — December 31, 2016 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
NON-INTERESTED DIRECTORS
John R. Costantino c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 70	Chairman of the Board	Until successor is elected and qualified – 20 years	General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.	16	Trustee of State Street Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

R. Sheldon Johnson c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 70	Director	Until successor is elected and qualified – 5 years	Retired, 2006 to present; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.	16	Trustee of State Street Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 54	Director	Until successor is elected and qualified – 5 years	Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.	16	Trustee of State Street Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Additional Information	31

State Street Small-Cap Equity V.I.S. Fund

Investment Team (Unaudited)

Investment Adviser and Administrator

SSGA Funds Management, Inc.

Board of Directors

John R. Costantino, Chairman

R. Sheldon Johnson

Jeanne M. La Porta

Donna M. Rapaccioli

Secretary

JoonWon Choe

Chief Compliance Officer

Robert Herlihy

Deputy Chief Compliance Officer

Brian Harris

Treasurer

Arthur A. Jensen

Assistant Treasurers

Bruce S. Rosenberg

Ann M. Carpenter

Chad C. Hallett

Distributor

State Street Global Markets, LLC

Member FINRA and SIPC

Custodian

State Street Bank and Trust Company

32	Investment Team

Investment Adviser

SSGA Funds Management, Inc.

1600 Summer Street

Stamford, CT 06905

or at:

P.O. Box 7900

Stamford, CT 06904-7900

Distributor

State Street Global Markets, LLC

Member FINRA and SIPC

State Street Financial Center

One Lincoln Street

Boston, MA 02111

www.ssga.com/geam

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund’s website at http://www.ssga.com/geam; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.ssga.com/geam; and (ii) on the Commission’s website at http://www.sec.gov.

IBG-22841

Annual Report

31 December 2016

State Street Real Estate Securities V.I.S. Fund

(formerly the GE Investments Real Estate Securities Fund)

State Street Real Estate Securities V.I.S Fund

Annual Report

December 31, 2016

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current summary prospectus of the Fund available for investments thereunder.

State Street Real Estate Securities V.I.S. Fund

Notes to Performance — December 31, 2016 (Unaudited)

The information provided on the performance page relates to the State Street Real Estate Securities V.I.S Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Fund’s website at http://www.ssga.com/geam for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

FTSE NAREIT Equity REITs Index is an unmanaged index of all tax-qualified equity real estate investment trusts (“REITs”) (except Timber REITs or Infrastructure REITs) listed on the New York Stock Exchange, American Stock Exchange and NASDAQ which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. The Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2017 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

State Street Global Markets, LLC, member of FINRA & SIPC is the principal underwriter and distributor of the State Street V.I.S. Funds and a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The Funds pay State Street Bank and Trust Company for its services as custodian and Fund Accounting agent, and pay SSGA Funds Management, Inc. for investment advisory and administrative services.

Notes to Performance	1

State Street Real Estate Securities V.I.S. Fund

Portfolio Management Discussion and Analysis — December 31, 2016 (Unaudited)

Q.	How did the State Street Real Estate Securities V.I.S. Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2016?

A.	For the twelve-month period ended December 31, 2016, the State Street Real Estate Securities V.I.S. Fund returned 8.00%. The FTSE NAREIT Equity REITs Index, the Fund’s benchmark, returned 8.52% and the Fund’s Morningstar peer group of 47 U.S. Insurance Real Estate funds returned an average of 6.61% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	The U.S. real estate securities market generated a positive return with the FTSE NAREIT Equity REITs Index posting a total return of 8.52% during the twelve-month period ended December 31, 2016. The U.S. REIT market underperformed the broader equity markets as the S&P 500® Index and the Dow Jones Industrial Average posted total returns of 11.96% and 16.50%, respectively, for the year. The key event that impacted the asset class and the Fund was the U.S. Presidential election, and the related move in interest rates. The 10-year treasury yield rose over 100 basis points (“bps”) from its lowest to its highest point during the 4th quarter of 2016 and REIT total returns were negative in response. REITs did most poorly in October of 2016 due to the uncertainty about rates and growth. Then in November, the results of the election also increased variability, both on the upside and on the downside, concerning growth, international implications, regulation, etc. The election also directly impacted specific REIT sectors — for example, private prison REITs rallied following the election as they were deeply discounted due to expectations for a Clinton administration to end these companies all together. The health care sector was also directly impacted as the potential repeal of the Affordable Care Act changed the outlook for the various business models within that sector. In general, sharply increasing interest rates and improved expectations for growth resulted in underperformance in long-duration assets and outperformance in short duration assets.

Q.	What were the primary drivers of Fund performance?

A.	On a net-of-fees basis, the Fund underperformed its benchmark by 52 bps in 2016. Stock selection contributed 47 bps to alpha, while sector selection detracted 33 bps from alpha. The combined effect of fees, cash, capital flows, intraday trading profits and other items not directly captured by our attribution measurement system combined to reduce relative performance by roughly 66 bps. The positive contribution from stock selection was broad-based with office infill, apartment, shopping center picks generating strong alpha, offset by health care and regional mall picks. Sector selection underperformance was driven by an overweight to office infill and underweights to specialty and self storage, which more than offset the positive alpha from an underweight to freestanding and an overweight to industrial.

Derivatives are not utilized in the Fund.

Q.	Were there any significant changes to the Fund during the period?

A.	We did not deviate from the investment process, philosophy or approach we have consistently applied since 1995. From a personnel standpoint, during 2016, we added an analyst to the investment team. These changes do not affect the management of the Fund.

2	State Street Real Estate Securities V.I.S. Fund

State Street Real Estate Securities V.I.S. Fund

Understanding Your Fund’s Expenses — December 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2016.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2016 — December 31, 2016

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	951.20	4.81
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,020.21	4.98

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.98%** (for the period July 1, 2016-December 31, 2016), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

State Street Real Estate Securities V.I.S. Fund	3

State Street Real Estate Securities V.I.S. Fund

Performance Summary — December 31, 2016 (Unaudited)

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/16

	One Year	Five Year	Ten Year
Number of funds in peer group	47	44	39
Peer group average annual total return	6.61%	10.96%	4.05%
Morningstar Category in peer group: U.S. Insurance Real Estate

Top Ten Largest Holdings

as of December 31, 2016 (as a % of Fair Value) (a)(b)

Simon Property Group Inc.	6.67%
AvalonBay Communities Inc.	4.20%
Welltower Inc.	3.97%
Public Storage	3.90%
Equinix Inc.	3.78%
Boston Properties Inc.	3.38%
Vornado Realty Trust	3.23%
Prologis Inc. REIT	2.82%
Host Hotels & Resorts Inc.	2.74%
CyrusOne Inc.	2.62%

Sector Allocation as of December 31, 2016

Portfolio composition as a % of Fair Value of $72,278 (in thousands) as of December 31, 2016 (a)(b)

Average Annual Total Return For the Periods Ended December 31, 2016

Class 1 Shares (Inception date: 5/01/95)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Real Estate Securities V.I.S. Fund	8.00%	12.28%	6.46%	$18,694
FTSE NAREIT Equity REITs Index	8.52%	12.01%	5.08%	$16,417

4	State Street Real Estate Securities V.I.S. Fund

State Street Real Estate Securities V.I.S. Fund

Performance Summary, continued — December 31, 2016 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Class G Shares.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

State Street Real Estate Securities V.I.S. Fund	5

State Street Real Estate Securities V.I.S. Fund

Schedule of Investments — December 31, 2016

	Number of Shares	Fair Value $

Common Stock (REITs) - 98.7%†
Alternate Housing - 2.8%
American Homes 4 Rent, Class A	33,460	701,991
Colony Starwood Homes	16,750	482,567
Education Realty Trust Inc.	14,110	596,853
Silver Bay Realty Trust Corp.	12,090	207,223

		1,988,634

Diversified - 6.5%
American Assets Trust Inc.	8,750	376,950
Forest City Realty Trust Inc.	30,230	629,993
VEREIT Inc.	106,330	899,552
Vornado Realty Trust	22,360	2,333,713
Washington Real Estate Investment Trust	14,600	477,274

		4,717,482

Freestanding - 3.4%
National Retail Properties Inc.	22,270	984,334
STORE Capital Corp.	60,580	1,496,932

		2,481,266

Healthcare - 12.2%
Care Capital Properties Inc.	14,730	368,250
HCP Inc.	62,174	1,847,811
Healthcare Realty Trust Inc.	13,230	401,134
Healthcare Trust of America Inc., Class A	32,100	934,431
Medical Properties Trust Inc.	12,280	151,044
Omega Healthcare Investors Inc.	15,500	484,530
Quality Care Properties Inc.	9,164	145,129	(a)
Ventas Inc.	26,480	1,655,530
Welltower Inc.	42,870	2,869,289

		8,857,148

Hotel - 6.1%
Chesapeake Lodging Trust	9,240	238,946
Hilton Worldwide Holdings Inc.	17,860	485,792
Host Hotels & Resorts Inc.	105,230	1,982,533
Hyatt Hotels Corp., Class A	4,970	274,642	(a)
RLJ Lodging Trust	16,200	396,738
Sunstone Hotel Investors Inc.	69,190	1,055,148

		4,433,799

Industrial - 8.3%
Duke Realty Corp.	59,820	1,588,819
First Industrial Realty Trust Inc.	11,090	311,075
Liberty Property Trust	17,150	677,425
Prologis Inc. REIT	38,600	2,037,694
PS Business Parks Inc.	6,160	717,763
STAG Industrial Inc.	29,030	692,946

		6,025,722

	Number of Shares	Fair Value $

Multifamily - 13.0%
AvalonBay Communities Inc.	17,110	3,031,036
Camden Property Trust	11,610	976,053
Equity Residential	28,860	1,857,429
Essex Property Trust Inc.	5,800	1,348,500
Mid-America Apartment Communities Inc.	4,030	394,618
UDR Inc.	48,810	1,780,589

		9,388,225

Office - 12.2%
Alexandria Real Estate Equities Inc.	4,340	482,304
Boston Properties Inc.	19,420	2,442,647
Columbia Property Trust Inc.	29,050	627,480
Corporate Office Properties Trust	20,940	653,747
Douglas Emmett Inc.	33,170	1,212,695
Highwoods Properties Inc.	20,160	1,028,362
Hudson Pacific Properties Inc.	23,920	831,938
Mack-Cali Realty Corp.	12,540	363,911
Parkway Inc.	22,360	497,510	(a)
SL Green Realty Corp.	6,200	666,810

		8,807,404

Regional Malls - 10.6%
General Growth Properties Inc.	56,340	1,407,373
Simon Property Group Inc.	27,140	4,821,964
The Macerich Co.	20,870	1,478,431

		7,707,768

Self Storage - 6.4%
CubeSmart	57,020	1,526,426
Life Storage Inc.	3,350	285,621
Public Storage	12,610	2,818,335

		4,630,382

Shopping Centers - 9.0%
DDR Corp.	78,420	1,197,473
Equity One Inc.	27,630	847,965
Kimco Realty Corp.	62,260	1,566,462
Kite Realty Group Trust	16,840	395,403
Ramco-Gershenson Properties Trust	20,510	340,056
Regency Centers Corp.	14,490	999,085
Weingarten Realty Investors	33,300	1,191,807

		6,538,251

Specialty - 8.2%
CyrusOne Inc.	42,360	1,894,763
Digital Realty Trust Inc.	10,100	992,426
Equinix Inc.	7,650	2,734,186
QTS Realty Trust Inc., Class A	6,840	339,606

		5,960,981

Total Common Stock (REITs) (Cost $68,165,638)		71,537,062

See notes to schedule of investments and notes to financial statements.

6	State Street Real Estate Securities V.I.S. Fund

State Street Real Estate Securities V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

	Number of Shares	Fair Value $

Short-Term Investments - 1.0%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.46% (Cost $741,322)	741,322	741,322	(b,c)

Total Investments (Cost $68,906,960)		72,278,384

Other Assets and Liabilities, net - 0.3%		204,349

NET ASSETS - 100.0%		72,482,733

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.
(b)	Sponsored by SSGA Funds Management, Inc., the Funds’ investment adviser and administrator effective July 1, 2016, and an affiliate of State Street Bank & Trust Co., the Funds’ sub-administrator, custodian and accounting agent.
(c)	Coupon amount represents effective yield.
†	Percentages are based on net assets as of December 31, 2016.

Abbreviations:

REIT - Real Estate Investment Trust

See notes to schedule of investments and notes to financial statements.

State Street Real Estate Securities V.I.S. Fund	7

State Street Real Estate Securities V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

Affiliate Table

	Number of Shares Held at 12/31/15	Value At 12/31/15	Shares Purchased	Shares Sold	Number of Shares Held at 12/31/16	Value at 12/31/16	Dividend/ Interest Income	Realized Gain (Loss)
State Street Institutional U.S. Government Money Market Fund - Class G Shares	576,399	$576,399	24,425,957	24,261,034	741,322	$741,322	$2,323	$—

		$576,399				$741,322	$2,323	$—

See notes to schedule of investments and notes to financial statements.

8	State Street Real Estate Securities V.I.S. Fund

State Street Real Estate Securities V.I.S. Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/16	12/31/15*	12/31/14*		12/31/13*		12/31/12*
Inception date							5/1/95
Net asset value, beginning of period	$13.30	$14.74	$12.68		$13.27		$11.58

Income/(loss) from investment operations:
Net investment income	0.31	0.29	0.28		0.19		0.29
Net realized and unrealized gains/(losses) on investments	0.71	0.41	3.79		0.16		1.65

Total income from investment operations	1.02	0.70	4.07		0.35		1.94

Less distributions from:
Net investment income	0.35	0.28	0.29		0.20		0.25
Net realized gains	1.60	1.86	1.72		0.74		—

Total distributions	1.95	2.14	2.01		0.94		0.25

Net asset value, end of period	$12.37	$13.30	$14.74		$12.68		$13.27

Total return(a)	8.00%	4.56%	31.90%		2.60%		16.79%

Ratios/supplemental data:
Net assets, end of period (in thousands)	$72,483	$78,912	$91,007		$102,603		$76,751

Ratios to average net assets:
Net expenses	0.97%	0.95%	0.94	%(b)	0.96	%(b)	0.98	%(b)
Gross expenses	0.97%	0.95%	0.94%		0.96%		0.98%
Net investment income	1.95%	1.80%	1.57%		1.50%		2.13%
Portfolio turnover rate	67%	57%	53%		82%		49%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.
*	Beginning with the fiscal year ended December 31, 2016, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

See notes to schedule of investments and notes to financial statements.

Financial Highlights	9

State Street Real Estate Securities V.I.S. Fund

Statement of Assets and Liabilities — December 31, 2016

Assets
Investments in securities, at fair value (cost $68,165,638)	$71,537,062
Short-term affiliated investments, at fair value	741,322
Income receivables	373,448
Receivable for fund shares sold	91
Income receivable from affiliated investments	221
Other assets	3,781

Total assets	72,655,925

Liabilities
Payable for investments purchased	39,772
Payable for fund shares redeemed	37,655
Payable to the Adviser (Note 6)	51,212
Payable to the Custodian (Note 6)	12,504
Accrued other expenses	32,049

Total liabilities	173,192

Net Assets	$72,482,733

Net Assets Consist Of:
Capital paid in	$68,218,932
Undistributed (distributions in excess of) net investment income	—
Accumulated net realized gain	892,377
Net unrealized appreciation (depreciation) on:
Investments	3,371,424

Net Assets	$72,482,733

Shares outstanding ($0.01 par value; unlimited shares authorized)	5,861,399
Net asset value per share	$12.37

The accompanying notes are an integral part of these financial statements.

10	Statement of Assets and Liabilities

State Street Real Estate Securities V.I.S. Fund

Statement of Operations — For the year ended December 31, 2016

Investment Income
Income
Dividend	$2,206,243
Interest	86
Interest income from affiliated investments	2,323

Total income	2,208,652

Expenses
Advisory and administration fees (Note 6)	645,134
Directors’ fees (Note 6)	5,205
Custody and accounting expenses — net (Note 6)	37,493
Professional fees	23,906
Other expenses	22,284

Total Expenses	734,022

Net investment income	$1,474,630

Net Realized And Unrealized Gain (loss) On Investments
Realized gain (loss) on investments	$7,834,371
Increase (decrease) in unrealized appreciation/(depreciation) on investments	(3,629,734)

Net realized and unrealized gain (loss) on investments	4,204,637

Net increase in net assets resulting from operations	$5,679,267

The accompanying notes are an integral part of these financial statements.

Statement of Operations	11

State Street Real Estate Securities V.I.S. Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015*

Increase (Decrease) in Net Assets

Operations:
Net investment income	$1,474,630	$1,519,783
Net realized gain (loss) on investments	7,834,371	8,559,531
Net increase (decrease) in unrealized appreciation/depreciation on investments	(3,629,734)	(6,283,119)

Net increase (decrease) from operations	5,679,267	3,796,195

Distributions to shareholders from:
Net investment income	(1,747,854)	(1,423,065)
Net realized gains	(8,094,477)	(9,557,654)

Total distributions	(9,842,331)	(10,980,719)

Increase (decrease) in assets from operations and distributions	(4,163,064)	(7,184,524)

Share transactions:
Proceeds from sale of shares	7,409,090	4,005,511
Value of distributions reinvested	9,842,331	10,980,719
Cost of shares redeemed	(19,518,072)	(19,895,918)

Net increase (decrease) from share transactions	(2,266,651)	(4,909,688)

Total increase (decrease) in net assets	(6,429,715)	(12,094,212)

Net Assets
Beginning of year	78,912,448	91,006,660

End of year	$72,482,733	$78,912,448

Undistributed (distributions in excess of) net investment income, end of year	$—	$150,065

Changes in Fund Shares
Shares sold	500,614	268,040
Issued for distributions reinvested	814,763	815,198
Shares redeemed	(1,385,424)	(1,324,842)

Net decrease in fund shares	(70,047)	(241,604)

*	Beginning with the year ended December 31, 2016, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

12	Statements of Changes in Net Assets

State Street Real Estate Securities V.I.S. Fund

Notes to Financial Statements — December 31, 2016

1.	Organization of the Company

State Street Variable Insurance Series Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to November 30, 2016, the Company was named GE Investments Funds, Inc. The Company is currently composed of the following eight investment portfolios (collectively, the “Funds”): State Street U.S. Equity V.I.S. Fund, State Street S&P 500 Index V.I.S. Fund, State Street Premier Growth Equity V.I.S. Fund, State Street Core Value Equity V.I.S. Fund, State Street Small-Cap Equity V.I.S. Fund, State Street Total Return V.I.S. Fund, State Street Income V.I.S. Fund and State Street Real Estate Securities V.I.S. Fund (the “Fund”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. Each Fund is a diversified investment company within the meaning of the 1940 Act.

Effective November 30, 2016, each individual Fund changed its respective name as follows:

Old Name	New Name
GE Investments U.S. Equity Fund	State Street U.S. Equity V.I.S. Fund
GE Investments S&P 500 Index Fund	State Street S&P 500 Index V.I.S. Fund
GE Investments Premier Growth Equity Fund	State Street Premier Growth Equity V.I.S. Fund
GE Investments Core Value Equity Fund	State Street Core Value Equity V.I.S. Fund
GE Investments Small-Cap Equity Fund	State Street Small-Cap Equity V.I.S. Fund
GE Investments Total Return Fund	State Street Total Return V.I.S. Fund
GE Investments Income Fund	State Street Income V.I.S. Fund
GE Investments Real Estate Securities Fund	State Street Real Estate Securities V.I.S. Fund

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. SSGA Funds Management, Inc. (“SSGA FM”) is the investment adviser and administrator of each of the Funds effective July 1, 2016. Prior to July 1, 2016, GE Asset Management Incorporated (“GEAM”) served as the investment adviser and administrator to each Fund.

The Company currently offers one share class (Class 1) of the Fund as an investment option for variable life insurance and variable annuity contracts.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Derivatives  The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund may enter into various types of derivative transactions to gain market exposure for residual and accumulating cash positions.

Real Estate Investment Trusts  Dividend income, attributable to real estate investment trusts (“REITs”), is recorded based on management’s estimate of the income included in the distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of the investments. The actual amounts of income and return of capital are determined by each REIT only after its fiscal year-end and may differ from the estimated amounts.

Notes to Financial Statements	13

State Street Real Estate Securities V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees.

Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by the investment adviser and reimbursed by the Fund.

Federal Income Taxes  The Fund intends to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies, including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

•	Level 1 — Quoted prices for identical investments in active markets.

•	Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

•	Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. The investment adviser performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities, which may not necessarily represent the last sales price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances, the Fund typically classifies the investment securities in Level 2.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations

14	Notes to Financial Statements

State Street Real Estate Securities V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016 or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Investments in registered investment companies are valued at the published daily net asset value (“NAV”) and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Company’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of the investment adviser. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2016:

Investments	Level 1	Level 2	Level 3	Total

Investments in Securities†
Common Stock	$71,537,062	$—	$—	$71,537,062
Short-Term Investments	741,322	—	—	741,322

Total Investments in Securities	$72,278,384	$—	$—	$72,278,384

†	See Schedule of Investments for Industry Classification.

There were no transfers between fair value levels during the period. Transfers between fair value levels are recognized at the beginning of the period.

4.	Line of Credit

Prior to July 1, 2016, the Company shared a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility was with the Company’s custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility required the payment of a commitment fee equal to 0.20% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by each Fund generally was borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the higher of the 1-Month LIBOR plus 1.25% and the Overnight Federal Funds Rate plus 1.25% and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund was the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facility was not utilized by the Fund during the fiscal year ended December 31, 2016. The revolving credit facility with State Street was terminated effective June 30, 2016.

Notes to Financial Statements	15

State Street Real Estate Securities V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

Currently, the Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires October 12, 2017, unless extended or renewed.

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate. From July 1, 2016, the date the Funds were added to this credit facility, through October 12, 2016, interest was calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%.

The credit facilities were utilized by the Fund during the fiscal year ended December 31, 2016 as follows:

Average Loan Balance	Average Interest Rate	Number of Days	Interest Paid

$1,697,500	1.519%	8	$569

The Fund did not have any outstanding loans as of December 31, 2016.

5.	Compensation and Fees Paid to Affiliates

SSGA FM, a registered investment adviser, was retained by the Company’s Board of Directors effective July 1, 2016 to act as investment adviser and administrator of the Fund. SSGA FM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of the Fund. The Management Fee is stated in the following schedule:

Average Daily Net Assets of Fund		Management Fees
First $	100 million	0.85%
Next $	100 million	0.80%
Over $	200 million	0.75%

Prior to July 1, 2016, GEAM served as the Fund’s investment adviser and administrator and the Fund paid GEAM a Management Fee as stated in the following schedule:

Average Daily Net Assets of Fund		Management Fees
First $	100 million	0.85%
Next $	100 million	0.80%
Over $	200 million	0.75%

State Street serves as the sub-administrator and custodian to the Funds. Amounts paid by the Fund to State Street for performing such services are included in advisory and administration and custody and accounting expenses, respectively.

Directors’ Compensation  The Fund pays no compensation to its Directors who are officers or employees of SSGA FM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by SSGA FM. Compensation paid to non-interested Directors is reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about Directors’ compensation, please refer to the Funds’ Statement of Additional Information.)

Other Transactions with Affiliates  In December 2015, State Street announced a review of the manner in which it invoiced certain expenses to certain of its Investment Servicing clients, primarily in the United States, during an 18-year period going back to 1998 and its determination that it had incorrectly invoiced clients for certain expenses. State Street informed its clients that it will pay to them the expenses it concluded were incorrectly invoiced to them, plus interest.

16	Notes to Financial Statements

State Street Real Estate Securities V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

The Fund was impacted by this matter. The amounts in the table below represent the refunded expenses and interest received by the Fund for the periods in question.

Refunded Custody Expense*	Interest*	Total	% of Net Assets at 12/31/16
$181	$86	$267	0.0004%

*	Refunded Custody Expense and Interest appear on the Statement of Operations in Custody and Accounting Expenses — net and Interest Income, respectively.

6.	Sub-Advisory Fees

Pursuant to an investment sub-advisory agreement with SSGA FM, CenterSquare Management, Inc. (“CenterSquare”) is the sub-adviser to the Fund. CenterSquare is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of SSGA FM and the Board. For its services, SSGA FM pays CenterSquare monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

7.	Investment Transactions

Purchases and Sales of Securities  The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the fiscal year ended December 31, 2016, were as follows:

Non-U.S. Government Securities
Purchases	Sales
$50,252,505	$59,959,019

Affiliated Investments  The Fund may invest in affiliated entities, including securities issued by State Street, affiliated funds, or entities deemed to be affiliates as a result of the Fund owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the fiscal year ended December 31, 2016 are disclosed in the Schedule of Investments.

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2013, 2014, 2015, and 2016 fiscal year tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2016, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Cost of Investments For Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed Income	Undistributed Accum. Capital Gain/(Loss)	Late-Year Losses
	Appreciation	Depreciation	Investments	Derivatives/ Currency
$69,096,888	$4,619,409	$(1,437,913)	$3,181,496	$—	$—	$1,082,308	$—

As of December 31, 2016, the Fund had no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

Notes to Financial Statements	17

State Street Real Estate Securities V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund incurred no such losses for the fiscal year ended December 31, 2016.

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total

2016	$3,258,333	$6,583,998	$9,842,331
2015	2,565,244	8,415,475	10,980,719

Distributions to Shareholders  The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) distributions from REITs, dividend re-designations and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the fiscal year ended December 31, 2016 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In

$123,159	$(123,159)	$—

10.	Change in Audit Firm

KPMG LLP (“KPMG”) served as the independent registered certified public accounting firm of the Company through its resignation as of June 30, 2016. On September 9, 2016, upon recommendation by the Audit Committee of the Company, the Company’s Board of Directors selected Ernst & Young LLP (“EY”) to replace KPMG as the independent public accountant for the fiscal year ended December 31, 2016.

The reports of KPMG on the financial statements for the fiscal years ended December 31, 2014 and December 31, 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2015 and through the period ended June 30, 2016, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused them to make reference thereto in their reports on the financial statements for such years or periods.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2015 and through the period ended June 30, 2016, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Funds requested and KPMG furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as Exhibit 77 to Form N-SAR for the period ended December 31, 2016.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2015 and through September 9, 2016, neither the Company nor anyone on its behalf has consulted EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

18	Notes to Financial Statements

State Street Real Estate Securities V.I.S. Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of State Street Variable Insurance Series Funds, Inc. and Shareholders of State Street Real Estate Securities V.I.S. Fund:

We have audited the accompanying statement of assets and liabilities of the State Street Real Estate Securities V.I.S. Fund (formerly GE Investments Real Estate Securities Fund) (one of the funds constituting State Street Variable Insurance Series Funds, Inc. (formerly GE Investment Funds, Inc.)) (the “Fund”), including the schedule of investments, as of December 31, 2016, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2015 and the financial highlights for periods ended prior to January 1, 2016 were audited by another independent registered public accounting firm whose report, dated February 19, 2016, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street Real Estate Securities V.I.S. Fund (one of the funds constituting State Street Variable Insurance Series Funds, Inc.) at December 31, 2016, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 17, 2017

Report of Independent Registered Public Accounting Firm	19

State Street Real Estate Securities V.I.S. Fund

Tax Information — December 31, 2016 (Unaudited)

For the year ended December 31, 2016, the Fund hereby designates $6,583,998 as capital gain dividends, or the amount ultimately treated as capital gain net income.

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

20	Tax Information

State Street Real Estate Securities V.I.S. Fund

Special Meeting of Shareholders — Voting Results (Unaudited)

On November 2, 2016, the State Street Variable Insurance Series Funds, Inc. (formerly known as GE Investments Funds, Inc.) (the “Company”) held a special meeting of shareholders of each series portfolio of the Company (collectively, the “Funds”), including shareholders of the State Street Real Estate Securities V.I.S. Fund (formerly known as the Real Estate Securities Fund) (the “Fund”). Shareholders of record on August 31, 2016 were entitled to vote on the proposals. For each proposal shareholders of all Funds voted together and not by Fund or share class. At the meeting, all proposals were approved by the Fund’s shareholders and the following votes were recorded:

Proposal 1:

Approval of an amendment to the Articles of Incorporation of the Company to change the name of the Company from GE Investments Funds, Inc. to State Street Variable Insurance Series Funds, Inc.

Company Votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	129,623,837.819	89.283%	89.283%
Against	10,047,818.534	6.921%	6.921%
Abstain	5,511,041.282	3.796%	3.796%
Total	145,182,697.634	100.000%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	4,789,178.584	90.870%	90.870%
Against	273,499.249	5.189%	5.189%
Abstain	207,712.174	3.941%	3.941%
Total	5,270,390.007	100.000%	100.000%

Proposal 2:

Approval of an amendment to the Articles of Incorporation of the Company to permit the Board of Directors to change the name of the Company without seeking shareholder approval.

Company votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	118,220,823.871	81.429%	81.429%
Against	21,486,028.150	14.799%	14.799%
Abstain	5,475,845.611	3.772%	3.772%
Total	145,182,697.634	100.000%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	4,498,890.363	85.362%	85.362%
Against	578,494.831	10.976%	10.976%
Abstain	193,004.813	3.662%	3.662%
Total	5,270,390.007	100.000%	100.000%

Special Meeting of Shareholders — Voting Results	21

State Street Real Estate Securities V.I.S. Fund

Additional Information — December 31, 2016 (Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. Matthew J. Simpson resigned as a Director of the Fund effective June 30, 2016.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Officer	Other Directorships Held by Director/Officer
INTERESTED DIRECTORS AND EXECUTIVE OFFICERS
Jeanne M. La Porta c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 51	Director and President	Until successor is elected and qualified – 2 years	Senior Managing Director at State Street Global Advisors since July 2016; President of GE Retirement Savings Plan Funds since July 2016; Senior Vice President and Commercial Operations Leader at GEAM from March 2014 to July 2016; President of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds from March 2014 to November 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of State Street Institutional Funds from July 2003 to April 2014; Vice President of Elfun Funds from October 2003 to July 2016; Vice President of GE Retirement Savings Plan Funds from October 2003 to July 2016; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.	22	Trustee and President of State Street Institutional Funds since 2014; Trustee of Elfun Funds since 2014.

22	Additional Information

State Street Real Estate Securities V.I.S. Fund

Additional Information, continued — December 31, 2016 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Officer	Other Directorships Held by Director/Officer
INTERESTED DIRECTORS AND EXECUTIVE OFFICERS (continued)
JoonWon Choe c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 47	Vice President & Secretary	Until successor is elected and qualified – 6 years	Managing Director and Managing Counsel at State Street Global Advisors since July 2016; Senior Vice President and Deputy General Counsel at GEAM from March 2011 to July 2016; Vice President and Secretary of State Street Institutional Funds since September 2010; Vice President and Assistant Secretary of GE Retirement Savings Plan Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds from September 2010 to July 2016; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010; and Vice President and Secretary of GE Funds from September 2010 to February 2011.	N/A	N/A

Robert Herlihy c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 49	Chief Compliance Officer	Until successor is elected and qualified – 11 years	Managing Director at State Street Global Advisors since July 2016; Deputy Chief Compliance Officer of Elfun Funds since July 2016; Chief Compliance Officer of State Street Institutional Funds and GE Retirement Savings Plan Funds since July 2005; Chief Compliance Officer of GEAM and Elfun Funds from July 2005 to July 2016; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002 – 2005.	N/A	N/A

Arthur A. Jensen c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 50	Treasurer	Until successor is elected and qualified – 5 years	Vice President at State Street Global Advisors since July 2016; Deputy Treasurer of Elfun Funds since July 2016; Treasurer of State Street Institutional Funds and GE Retirement Savings Plan Funds since June 2011; Treasurer of Elfun Funds from June 2011 to July 2016; Mutual Funds Controller of GEAM from April 2011 to July 2016; Senior Vice President at Citigroup from 2008 to 2010; and Vice President at JPMorgan from 2005 to 2008.	N/A	N/A

Additional Information	23

State Street Real Estate Securities V.I.S. Fund

Additional Information, continued — December 31, 2016 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Officer	Other Directorships Held by Director/Officer
INTERESTED DIRECTORS AND EXECUTIVE OFFICERS (continued)
Brian Harris c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 43	Deputy Chief Compliance Officer	Until successor is elected and qualified – less than 1 year	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance, AARP Financial Inc. (2008-2010).	N/A	N/A

Bruce S. Rosenberg c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 55	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).	N/A	N/A

Ann M. Carpenter c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 50	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Chief Operating Officer, SSGA Funds Management, Inc. (April 2014 – present); Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2005 – present).*	N/A	N/A

Chad C. Hallett c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 47	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).	N/A	N/A

NON-INTERESTED DIRECTORS
John R. Costantino c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 70	Chairman of the Board	Until successor is elected and qualified – 20 years	General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.	16	Trustee of State Street Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

*	Served in various capacities and/or with various affiliated entities during noted time period.

24	Additional Information

State Street Real Estate Securities V.I.S. Fund

Additional Information, continued — December 31, 2016 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Officer	Other Directorships Held by Director/Officer
NON-INTERESTED DIRECTORS (continued)
R. Sheldon Johnson c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 70	Director	Until successor is elected and qualified – 5 years	Retired, 2006 to present; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.	16	Trustee of State Street Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 54	Director	Until successor is elected and qualified – 5 years	Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.	16	Trustee of State Street Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Additional Information	25

State Street Real Estate Securities V.I.S. Fund

Investment Team (Unaudited)

Investment Adviser and Administrator

SSGA Funds Management, Inc.

Board of Directors

John R. Costantino, Chairman

R. Sheldon Johnson

Jeanne M. La Porta

Donna M. Rapaccioli

Secretary

JoonWon Choe

Chief Compliance Officer

Robert Herlihy

Deputy Chief Compliance Officer

Brian Harris

Treasurer

Arthur A. Jensen

Assistant Treasurers

Bruce S. Rosenberg

Ann M. Carpenter

Chad C. Hallett

Distributor

State Street Global Markets, LLC

Member FINRA and SIPC

Custodian

State Street Bank and Trust Company

26	Investment Team

Investment Adviser

SSGA Funds Management, Inc.

1600 Summer Street

Stamford, CT 06905

or at:

P.O. Box 7900

Stamford, CT 06904-7900

Distributor

State Street Global Markets, LLC

Member FINRA and SIPC

State Street Financial Center

One Lincoln Street

Boston, MA 02111

www.ssga.com/geam

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund’s website at http://www.ssga.com/geam; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.ssga.com/geam; and (ii) on the Commission’s website at http://www.sec.gov.

IBG-22837

Annual Report

31 December 2016

State Street Premier Growth Equity V.I.S. Fund

(formerly the GE Investments Premier Growth Equity Fund)

State Street Premier Growth Equity V.I.S. Fund

Annual Report

December 31, 2016

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current summary prospectus of the Fund available for investments thereunder.

State Street Premier Growth Equity V.I.S. Fund

Notes to Performance — December 31, 2016 (Unaudited)

The information provided on the performance pages relates to the State Street Premier Growth Equity V.I.S. Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Fund’s website at http://www.ssga.com/geam for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000® Index (which measures the entire U.S. equity large-cap segment) with higher price-to-book ratios and higher forecasted growth values. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. The Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2017 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

State Street Global Markets, LLC, member of FINRA & SIPC is the principal underwriter and distributor of the State Street V.I.S. Funds and a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The Funds pay State Street Bank and Trust Company for its services as custodian and Fund Accounting agent, and pay SSGA Funds Management, Inc. for investment advisory and administrative services.

Notes to Performance	1

State Street Premier Growth Equity V.I.S. Fund

Portfolio Management Discussion and Analysis — December 31, 2016 (Unaudited)

Q.	How did the State Street Premier Growth Equity V.I.S. Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2016?

A.	For the twelve-month period ended December 31, 2016, the State Street Premier Growth Equity V.I.S. Fund returned 2.47%. The Fund’s broad based benchmarks, the S&P 500® Index (the “S&P 500 Index”) and the Russell 1000 Growth Index returned 11.96% and 7.08%, respectively. The Fund’s Morningstar peer group of 314 U.S. Insurance Large Growth Funds returned an average of 2.92% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	2016 was a year of rotating market regimes and mixed sector performance which posed challenges for the long-term fundamental investor. Issues buffeting U.S. equities ranged from China currency and growth concerns, to a growing wave of populism leading to the twin surprises of the United Kingdom’s June 2016 referendum vote to withdraw from the European Union and Donald Trump’s presidential victory.

Early in the year, defensive stocks outperformed amid fears that a slowing China would crush global economies. However by year-end, telecommunications (+23%) was the only defensive “bond-proxy” to hold strong leadership, while real estate (+3%) and staples (+5%) lagged. Energy (+27%) and financials (+23%) won as interest rates rose and oil prices strengthened — bolstered by OPEC’s late-year production-cut pledge. Industrials (+19%) and materials (+17%) also rallied amid hopes for fiscal stimulus and infrastructure spending in the President-elect Trump era. Health care (-3%) was the index’s sole negative-returning sector, plagued by negative sentiment around drug pricing, and mixed M&A performance. In our opinion, the health care sector continues to offer the best combination of earnings growth (+8% for the next 12 months) and valuation at the low-end of its historical range. On a fundamental basis we continue to find attractive investment opportunities in the health care, and have added to core positions at low valuations this year.

The market de-rated growth stocks this year, which is not surprising given relative outperformance in the energy, financials, materials and industrials sectors. The value style of investing beat growth across all market capitalization buckets — by significant margins; and small caps outperformed large capitalization stocks. In terms of size, the outlook for pro-domestic President-elect Trump policies benefitted small-cap and lower-quality stock performance.

Q.	What were the primary drivers of Fund performance?

A.	Health care positioning drove most of the Fund’s underperformance. Given the sector’s strong earnings-growth outlook, especially among innovative biotechnology and medical device companies, we were surprised at the degree of valuation erosion in 2016. We remain skeptical about how much Washington can inhibit drug price increases—the majority of prescriptions in the U.S. are written for generic drugs which are not bad actors. We also are careful to invest with quality management teams, and include companies where the government is not a major payer (e.g., a leader in branded cosmetic pharmaceuticals). In a concentrated portfolio, individual holdings can impact performance significantly, and one of our health care companies did suffer a broken M&A deal, which disappointed investors. The Fund’s technology selections also detracted from results as investors embraced “last year’s losers,” the slower growth legacy technology companies. A Chinese Internet company weighted heavily on returns, and was eliminated.

At the end of 2016, health care and technology were the cheapest sectors versus history relative to the market. These sectors have exhibited sustainable growth throughout the tumult of the past decade, and low relative valuations support possible P/E multiple expansion. At this point, we view the superior earnings growth and reasonable valuations of information technology (“IT”) and health care as a winning combination. The Fund does not invest in derivatives securities as part of its strategy, but may hold futures contracts or exchange traded funds to equitize cash flows in advance of investment. The effect of derivatives on performance was deminimus for the year.

Q.	Were there any significant changes to the Fund during the period?

A.	There were no changes during the period in the portfolio management team or its approach to investing. Turnover remained relatively low in keeping with our long-term investment horizon, but did result in some changes in positioning. Among sectors, IT was the largest absolute weighting as the sector where we find many of the innovative, growth companies at reasonable valuations that we favor. Health care and consumer discretionary are also key market weightings within the Fund.

We modestly reduced exposure to the financials and industrials sectors. We eliminated our sole materials holding, increasing the Fund’s underweight in this commodity oriented sector. Consumer staples has been a consistent sector underweight, but that underweight was reduced somewhat over the last year due to outperformance in our sole holding, a beverage company.

2	State Street Premier Growth Equity V.I.S. Fund

State Street Premier Growth Equity V.I.S. Fund

Understanding Your Fund’s Expenses — December 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2016.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Account value at the beginning of the period July 1, 2016	$1,000.00	$1,000.00
Account value at the end of the period December 31, 2016	$1,057.70	$1,020.86
Expenses paid during the period*	$4.40	$4.32

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.85%** (for the period July 1, 2016-December 31, 2016), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

State Street Premier Growth Equity V.I.S. Fund	3

State Street Premier Growth Equity V.I.S. Fund

Performance Summary — December 31,2016 (Unaudited)

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/16

	One Year	Five Year	Ten Year
Number of funds in peer group	314	305	277
Peer group average annual total return	2.92%	13.34%	6.81%
Morningstar Category in peer group: U.S. Insurance Large Growth

Top Ten Largest Holdings

as of December 31, 2016 (as a % of Fair Value) (a)(b)

Apple Inc.	5.43%
Alphabet Inc., Class C	5.03%
The Charles Schwab Corp.	4.63%
Visa Inc., Class A	4.57%
Amazon.com Inc.	4.49%
CME Group Inc.	4.42%
Allergan PLC	4.16%
PepsiCo Inc.	4.09%
Facebook Inc., Class A	3.75%
Charter Communications Inc., Class A	3.60%

Sector Allocation as of December 31, 2016

Portfolio composition as a % of Fair Value of $33,197 December 31, 2016 (a)(b)

Average Annual Total Return for the periods ended December 31, 2016

Class 1 Shares (Inception date: 12/12/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Premier Growth Equity V.I.S. Fund	2.47%	14.50%	7.41%	$20,431
S&P 500® Index	11.96%	14.66%	6.95%	$19,572
Russell 1000 Growth Index	7.08%	14.50%	8.33%	$22,266

4	State Street Premier Growth Equity V.I.S. Fund

State Street Premier Growth Equity V.I.S. Fund

Performance Summary, continued — December 31,2016 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Class G Shares.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

State Street Premier Growth Equity V.I.S. Fund	5

State Street Premier Growth Equity V.I.S. Fund

Schedule of Investments — December 31, 2016

	Number of Shares	Fair Value $

Common Stock - 98.3%†
Application Software - 4.1%
Intuit Inc.	6,920	793,101
salesforce.com Inc. (a)	8,267	565,959

		1,359,060

Biotechnology - 9.1%
Alexion Pharmaceuticals Inc. (a)	6,229	762,118
Amgen Inc.	7,180	1,049,788
Gilead Sciences Inc.	12,111	867,268
Vertex Pharmaceuticals Inc. (a)	4,931	363,267

		3,042,441

Cable & Satellite - 10.6%
Charter Communications Inc., Class A (a)	4,153	1,195,732
Comcast Corp., Class A	9,083	627,181
Liberty Global PLC, Class C (a)	36,765	1,091,920
Sirius XM Holdings Inc.	138,409	615,920

		3,530,753

Data Processing & Outsourced Services - 6.7%
PayPal Holdings Inc. (a)	17,734	699,961
Visa Inc., Class A	19,464	1,518,581

		2,218,542

Financial Exchanges & Data - 7.9%
CME Group Inc.	12,716	1,466,791
S&P Global Inc.	10,813	1,162,830

		2,629,621

Healthcare Equipment - 5.3%
Abbott Laboratories	14,706	564,858
Medtronic PLC	16,610	1,183,130

		1,747,988

Healthcare Supplies - 1.9%
The Cooper Companies Inc.	3,547	620,477

Home Improvement Retail - 2.9%
Lowe’s Companies Inc.	13,408	953,577

Internet & Direct Marketing Retail - 4.5%
Amazon.com Inc. (a)	1,989	1,491,491

Internet Software & Services - 10.1%
Alibaba Group Holding Ltd. ADR (a)	3,461	303,910
Alphabet Inc., Class A (a)	173	137,094

	Number of Shares	Fair Value $
Alphabet Inc., Class C (a)	2,163	1,669,447
Facebook Inc., Class A (a)	10,813	1,244,036

		3,354,487

Investment Banking & Brokerage - 4.6%
The Charles Schwab Corp.	38,928	1,536,488

Movies & Entertainment - 2.8%
The Walt Disney Co.	8,824	919,637

Oil & Gas Equipment & Services - 2.4%
Schlumberger Ltd.	9,516	798,868

Pharmaceuticals - 4.1%
Allergan PLC (a)	6,574	1,380,606

Semiconductors - 2.8%
QUALCOMM Inc.	14,273	930,600

Soft Drinks - 4.1%
PepsiCo Inc.	12,977	1,357,784

Specialized REITs - 3.4%
American Tower Corp.	10,813	1,142,718

Systems Software - 3.1%
Microsoft Corp.	16,436	1,021,333

Technology Hardware, Storage & Peripherals - 5.4%
Apple Inc.	15,571	1,803,433

Trading Companies & Distributors – 2.5%
United Rentals Inc. (a)	7,785	821,940

Total Common Stock (Cost $24,238,775)		32,661,844

Short-Term Investments - 1.6%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.46% (Cost $535,474) (b,c,d)	535,474	535,474

Total Investments (Cost $24,774,249)		33,197,318

Other Assets and Liabilities, net - 0.1%		21,457

NET ASSETS - 100.0%		33,218,775

See notes to schedule of investments and notes to financial statements.

6	State Street Premier Growth Equity V.I.S. Fund

State Street Premier Growth Equity V.I.S. Fund

Schedule of Investments, continued — December 31, 2016

Other Information:

The Fund had the following short futures contracts open at December 31, 2016:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation

S&P 500 Emini Index Futures	March 2017	3	$(335,430)	$1,896

See notes to schedule of investments and notes to financial statements.

State Street Premier Growth Equity V.I.S. Fund	7

State Street Premier Growth Equity V.I.S. Fund

Notes to Schedule of Investments — December 31, 2016

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.
(b)	At December 31, 2016, all or a portion of this security was pledged to cover collateral requirements for futures.
(c)	Coupon amount represents effective yield.
(d)	Sponsored by SSGA Funds Management, Inc., the Funds’ investment adviser and administrator, effective July 1, 2016, and an affiliate of State Street Bank & Trust Co., the Funds’ sub-administrator, custodian and accounting agent.
†	Percentages are based on net assets as of December 31, 2016.

Abbreviations:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Affiliate Table

	Number of Shares Held at 12/31/15	Value At 12/31/15	Shares Purchased	Shares Sold	Number of Shares Held at 12/31/16	Value at 12/31/16	Dividend/ Interest Income	Realized Gain (Loss)
State Street Corp.	14,412	$956,380	—	14,412	—	$—	$4,440	$242,122
State Street Institutional U.S. Government Money Market Fund - Class G Shares	1,389,078	1,389,078	5,386,088	6,239,692	535,474	535,474	2,669	—

		$2,345,458				$535,474	$7,109	$242,122

8	Notes to Schedule of Investments

State Street Premier Growth Equity V.I.S. Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/16	12/31/15*	12/31/14*		12/31/13*		12/31/12*
Inception date							12/12/97
Net asset value, beginning of period	$94.07	$106.58	$107.84		$85.99		$71.78

Income/(loss) from investment operations:
Net investment income	0.50	0.52	0.63		0.58		0.78
Net realized and unrealized gains/(losses) on investments	1.90	3.25	14.71		29.35		14.20

Total income from investment operations	2.40	3.77	15.34		29.93		14.98

Less distributions from:
Net investment income	0.48	0.53	0.58		0.58		0.77
Net realized gains	9.91	15.75	16.02		7.50		—

Total distributions	10.39	16.28	16.60		8.08		0.77

Net asset value, end of period	$86.08	$94.07	$106.58		$107.84		$85.99

Total return(a)	2.47%	3.30%	14.05%		34.88%		20.88%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$33,219	$36,858	$39,944		$40,852		$35,397

Ratios to average net assets:
Net expenses	0.84%	0.81%	0.81	%(b)	0.83	%(b)	0.85	%(b)
Gross expenses	0.84%	0.81%	0.81%		0.83%		0.85%
Net investment income	0.52%	0.46%	0.52%		0.54%		0.84%
Portfolio turnover rate	22%	19%	19%		21%		17%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.
*	Beginning with the fiscal year ended December 31, 2016, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	9

State Street Premier Growth Equity V.I.S. Fund

Statement of Assets and Liabilities — December 31, 2016

Assets
Investments in securities, at fair value (cost $24,238,775)	$32,661,844
Short-term affiliated investments, at fair value	535,474
Income receivable	78,645
Income receivable from affiliated investments	274
Receivable for variation margin on open futures contracts	1,040
Other assets	1,605

Total assets	33,278,882

Liabilities
Payable for fund shares redeemed	4,496
Payable to the Adviser (Note 6)	17,520
Payable to the Custodian (Note 6)	11,248
Accrued other expenses	26,843

Total liabilities	60,107

Net Assets	$33,218,775

Net Assets Consist of:
Capital paid in	$24,834,750
Undistributed (distributions in excess of) net investment income	—
Accumulated net realized loss	(40,940)
Net unrealized appreciation (depreciation) on:
Investments	8,423,069
Futures	1,896

Net Assets	$33,218,775

Shares outstanding ($0.01 par value; unlimited shares authorized)	385,927
Net asset value per share	$86.08

The accompanying notes are an integral part of these financial statements.

10	Statement of Assets and Liabilities

State Street Premier Growth Equity V.I.S. Fund

Statement of Operations — For the year ended December 31, 2016

Investment Income
Income
Dividend	$455,477
Interest	1,828
Income from affiliated investments	7,109

Total income	464,414

Expenses
Advisory and administration fees (Note 6)	222,178
Directors’ fees (Note 6)	2,337
Custody and accounting expenses — net (Note 6)	27,974
Professional fees	22,732
Other expenses	11,988

Total Expenses	287,209

Net investment income	$177,205

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments	$2,830,065
Affiliated investments	242,122
Futures	(21,990)
Increase (decrease) in unrealized appreciation/depreciation on:
Investments	(2,513,512)
Futures	9,246

Net realized and unrealized gain (loss) on investments	545,931

Net increase in net assets resulting from operations	$723,136

The accompanying notes are an integral part of these financial statements.

Statement of Operations	11

State Street Premier Growth Equity V.I.S. Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015*

Increase (Decrease) in Net Assets

Operations:
Net investment income	$177,205	$176,580
Net realized gain (loss) on investments and futures	3,050,197	4,601,308
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	(2,504,266)	(3,484,923)

Net increase (decrease) from operations	723,136	1,292,965

Distributions to shareholders from:
Net investment income	(166,977)	(178,995)
Net realized gains	(3,430,576)	(5,274,307)

Total distributions	(3,597,553)	(5,453,302)

Increase (decrease) in assets from operations and distributions	(2,874,418)	(4,160,337)

Share transactions:
Proceeds from sale of shares	435,151	320,646
Value of distributions reinvested	3,597,553	5,453,302
Cost of shares redeemed	(4,797,192)	(4,700,325)

Net increase (decrease) from share transactions	(764,488)	1,073,623

Total increase (decrease) in net assets	(3,638,905)	(3,086,714)

Net Assets
Beginning of year	36,857,680	39,944,394

End of year	$33,218,775	$36,857,680

Undistributed (distributions in excess of) net investment income, end of year	$—	$—

Changes in Fund Shares
Shares sold	4,745	2,954
Issued for distributions reinvested	41,480	57,067
Shares redeemed	(52,106)	(42,981)

Net increase (decrease) in fund shares	(5,881)	17,040

*	Beginning with the year ended December 31, 2016, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

12	Statements of Changes in Net Assets

State Street Premier Growth Equity V.I.S. Fund

Notes to Financial Statements — December 31, 2016

1.	Organization of the Company

State Street Variable Insurance Series Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to November 30, 2016, the Company was named GE Investments Funds, Inc. The Company is currently composed of the following eight investment portfolios (collectively, the “Funds”): State Street U.S. Equity V.I.S. Fund, State Street S&P 500 Index V.I.S. Fund, State Street Premier Growth Equity V.I.S. Fund (the “Fund”), State Street Core Value Equity V.I.S. Fund, State Street Small-Cap Equity V.I.S. Fund, State Street Total Return V.I.S. Fund, State Street Income V.I.S. Fund and State Street Real Estate Securities V.I.S. Fund. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. Each Fund is a diversified investment company within the meaning of the 1940 Act.

Effective November 30, 2016, each individual Fund changed its respective name as follows:

Old Name	New Name
GE Investments U.S. Equity Fund	State Street U.S. Equity V.I.S. Fund
GE Investments S&P 500 Index Fund	State Street S&P 500 Index V.I.S. Fund
GE Investments Premier Growth Equity Fund	State Street Premier Growth Equity V.I.S. Fund
GE Investments Core Value Equity Fund	State Street Core Value Equity V.I.S. Fund
GE Investments Small-Cap Equity Fund	State Street Small-Cap Equity V.I.S. Fund
GE Investments Total Return Fund	State Street Total Return V.I.S. Fund
GE Investments Income Fund	State Street Income V.I.S. Fund
GE Investments Real Estate Securities Fund	State Street Real Estate Securities V.I.S. Fund

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. SSGA Funds Management, Inc. (“SSGA FM”) is the investment adviser and administrator of each of the Funds effective July 1, 2016. Prior to July 1, 2016, GE Asset Management Incorporated (“GEAM”) served as the investment adviser and administrator to each Fund.

The Company currently offers one share class (Class 1) of the Fund as an investment option for variable life insurance and variable annuity contracts.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Derivatives  The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into various types of derivative transactions (such as options, futures and options on futures) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.

Futures Contracts  A futures contract is an agreement to buy or sell a specific amount of a commodity, financial instrument, currency or index at a particular price and future date. During the fiscal year ended December 31, 2016, the Fund invested in stock index futures contracts to gain equity exposure for accumulating and residual cash positions. Buying futures tends to

Notes to Financial Statements	13

State Street Premier Growth Equity V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016 increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by the investment adviser and reimbursed by the Fund.

Federal Income Taxes  The Fund intends to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies, including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

•	Level 1 — Quoted prices for identical investments in active markets.

•	Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

•	Level 3 — Significant inputs to the valuation model are unobservable.

14	Notes to Financial Statements

State Street Premier Growth Equity V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. The investment adviser performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities, which may not necessarily represent the last sales price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances, the Fund typically classifies the investment securities in Level 2.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Investments in registered investment companies are valued at the published daily net asset value (“NAV”) and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Company’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of the investment adviser. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Notes to Financial Statements	15

State Street Premier Growth Equity V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2016:

Investments	Level 1	Level 2	Level 3	Total

Investments in Securities†
Common Stock	$32,661,844	$—	$—	$32,661,844
Short-Term Investments	535,474	—	—	535,474

Total Investments in Securities	$33,197,318	$—	$—	$33,197,318

Other Financial Instruments*
Short Futures Contracts — Unrealized Appreciation	$1,896	$—	$—	$1,896

†	See Schedule of Investments for Industry Classification.
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

There were no transfers between fair value levels during the period. Transfers between fair value levels are recognized at the beginning of the period.

4.	Derivatives Disclosure

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB ASC No. 815 Derivatives and Hedging (“ASC 815”) as of December 31, 2016.

	Asset Derivatives December 31, 2016		Liability Derivatives December 31, 2016
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)	Location in the Statements of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	1,896	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure, none of which are accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	5,811,571/ (6,643,209)	(21,990)	9,246

During the fiscal year ended December 31, 2016, the Fund had an average notional value of $243,225 and $104,694 on long and short futures contracts, respectively. Please refer to the table following the Schedule of Investments for open futures contracts at December 31, 2016.

5.	Line of Credit

Prior to July 1, 2016, the Company shared a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility was with the Company’s custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility required the payment of a commitment fee equal to 0.20% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by each Fund generally was borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the higher of the 1-Month LIBOR plus 1.25% and the Overnight Federal Funds Rate plus 1.25% and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund was the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facility was not utilized by the Fund during the fiscal year ended December 31, 2016. The revolving credit facility with State Street was terminated effective June 30, 2016.

16	Notes to Financial Statements

State Street Premier Growth Equity V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

Currently, the Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires October 12, 2017, unless extended or renewed.

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate. From July 1, 2016, the date the Funds were added to this credit facility, through October 12, 2016, interest was calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%.

The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2016.

6.	Compensation and Fees Paid to Affiliates

SSGA FM, a registered investment adviser, was retained by the Company’s Board of Directors effective July 1, 2016 to act as investment adviser and administrator of the Fund. SSGA FM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.65%.

State Street serves as the sub-administrator and custodian to the Funds. Amounts paid by the Fund to State Street for performing such services are included in advisory and administration and custody and accounting expenses, respectively.

Prior to July 1, 2016, GEAM served as the Fund’s investment adviser and administrator and the Fund paid GEAM a Management Fee at an annualized rate of 0.65%.

Directors’ Compensation  The Fund pays no compensation to its Directors who are officers or employees of SSGA FM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by SSGA FM. Compensation paid to non-interested Directors is reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about Directors’ compensation, please refer to the Funds’ Statement of Additional Information.)

Other Transactions with Affiliates  In December 2015, State Street announced a review of the manner in which it invoiced certain expenses to certain of its Investment Servicing clients, primarily in the United States, during an 18-year period going back to 1998 and its determination that it had incorrectly invoiced clients for certain expenses. State Street informed its clients that it will pay to them the expenses it concluded were incorrectly invoiced to them, plus interest.

The amounts in the table below represent the refunded expenses and interest received by the Fund for the periods in question.

Refunded Custody Expense*	Interest*	Total	% of Net Assets at 12/31/16

$2,855	$1,828	$4,683	0.014%

*	Refunded Custody Expense and Interest appear on the Statements of Operations in Custody and accounting expenses – net and Interest income, respectively.

7.	Investment Transactions

Purchases and Sales of Securities  The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the fiscal year ended December 31, 2016, were as follows:

Non-U.S. Government Securities
Purchases	Sales
$7,215,914	$10,624,440

Notes to Financial Statements	17

State Street Premier Growth Equity V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

Affiliated Investments  The Fund may invest in affiliated entities, including securities issued by State Street, affiliated funds, or entities deemed to be affiliates as a result of the Fund owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the fiscal year ended December 31, 2016 are disclosed in the Schedule of Investments.

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2013, 2014, 2015, and 2016 fiscal year tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2016, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Cost of Investments For Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed Income	Undistributed Accum. Capital Gain/(Loss)	Late-Year Losses
	Appreciation	Depreciation	Investments	Derivatives/ Currency

$24,909,121	$8,874,038	$(585,841)	$8,288,197	$—	$—	$95,830	$—

As of December 31, 2016, the Fund had no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund incurred no such losses for the fiscal year ended December 31, 2016.

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total

2016	$202,315	$3,395,238	$3,597,553
2015	279,975	5,173,327	5,453,302

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) investments in futures, return of capital distributions from securities, dividend re-designations and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the fiscal year ended December 31, 2016 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In

$(10,228)	$10,228	$—

18	Notes to Financial Statements

State Street Premier Growth Equity V.I.S. Fund

Notes to Financial Statements, continued — December 31, 2016

9.	Change in Audit Firm

KPMG LLP (“KPMG”) served as the independent registered certified public accounting firm of the Company through its resignation as of June 30, 2016. On September 9, 2016, upon recommendation by the Audit Committee of the Company, the Company’s Board of Directors selected Ernst & Young LLP (“EY”) to replace KPMG as the independent public accountant for the fiscal year ended December 31, 2016.

The reports of KPMG on the financial statements for the fiscal years ended December 31, 2014 and December 31, 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2015 and through the period ended June 30, 2016, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused them to make reference thereto in their reports on the financial statements for such years or periods.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2015 and through the period ended June 30, 2016, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Funds requested and KPMG furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as Exhibit 77 to Form N-SAR for the period ended December 31, 2016.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2015 and through September 9, 2016, neither the Company nor anyone on its behalf has consulted EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Notes to Financial Statements	19

State Street Premier Growth Equity V.I.S. Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of State Street Variable Insurance Series Funds, Inc. and Shareholders of State Street Premier Growth Equity V.I.S. Fund:

We have audited the accompanying statement of assets and liabilities of the State Street Premier Growth Equity V.I.S. Fund (formerly GE Investments Premier Growth Equity Fund) (one of the funds constituting State Street Variable Insurance Series Funds, Inc. (formerly GE Investment Funds, Inc.)) (the “Fund”), including the schedule of investments, as of December 31, 2016, and the related statement of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2015 and the financial highlights for periods ended prior to January 1, 2016 were audited by another independent registered public accounting firm whose report, dated February 19, 2016, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street Premier Growth Equity V.I.S. Fund (one of the funds constituting State Street Variable Insurance Series Funds, Inc.) at December 31, 2016, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 17, 2017

20	Report of Independent Registered Public Accounting Firm

State Street Premier Growth Equity V.I.S. Fund

Tax Information (Unaudited)

For the year ended December 31, 2016, the Fund hereby designates $3,395,238 as capital gain dividends, or the amount ultimately treated as capital gain net income.

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

Tax Information	21

State Street Premier Growth Equity V.I.S. Fund

Special Meeting of Shareholders — Voting Results (Unaudited)

On November 2, 2016, the State Street Variable Insurance Series Funds, Inc. (formerly known as GE Investments Funds, Inc.) (the “Company”) held a special meeting of shareholders of each series portfolio of the Company (collectively, the “Funds”), including shareholders of the State Street Premier Growth Equity V.I.S. Fund (formerly known as the Premier Growth Equity Fund) (the “Fund”). Shareholders of record on August 31, 2016 were entitled to vote on the proposals. For each proposal shareholders of all Funds voted together and not by Fund or share class. At the meeting, all proposals were approved by the Fund’s shareholders and the following votes were recorded:

Proposal 1:

Approval of an amendment to the Articles of Incorporation of the Company to change the name of the Company from GE Investments Funds, Inc. to State Street Variable Insurance Series Funds, Inc.

Company Votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	129,623,837.819	89.283%	89.283%
Against	10,047,818.534	6.921%	6.921%
Abstain	5,511,041.282	3.796%	3.796%
Total	145,182,697.634	100.000%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	328,875.938	92.103%	92.103%
Against	14,439.877	4.044%	4.044%
Abstain	13,756.795	3.853%	3.853%
Total	357,072.610	100.000%	100.000%

Proposal 2:

Approval of an amendment to the Articles of Incorporation of the Company to permit the Board of Directors to change the name of the Company without seeking shareholder approval.

Company votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	118,220,823.871	81.429%	81.429%
Against	21,486,028.150	14.799%	14.799%
Abstain	5,475,845.611	3.772%	3.772%
Total	145,182,697.634	100.000%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	306,621.803	85.871%	85.871%
Against	37,301.636	10.447%	10.447%
Abstain	13,149.170	3.682%	3.682%
Total	357,072.610	100.000%	100.000%

22	Special Meeting of Shareholders — Voting Results

State Street Premier Growth Equity V.I.S. Fund

Additional Information — December 31, 2016 (Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. Matthew J. Simpson resigned as a Director of the Fund effective June 30, 2016.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS AND EXECUTIVE OFFICERS
Jeanne M. La Porta c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 51	Director and President	Until successor is elected and qualified – 3 years	Senior Managing Director at State Street Global Advisors since July 2016; President of GE Retirement Savings Plan Funds since July 2016; Senior Vice President and Commercial Operations Leader at GEAM from March 2014 to July 2016; President of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds from March 2014 to November 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of State Street Institutional Funds from July 2003 to April 2014; Vice President of Elfun Funds from October 2003 to July 2016; Vice President of GE Retirement Savings Plan Funds from October 2003 to July 2016; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.	22	Trustee and President of State Street Institutional Funds since 2014; Trustee of Elfun Funds since 2014.

Additional Information	23

State Street Premier Growth Equity V.I.S. Fund

Additional Information, continued — December 31, 2016 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS AND EXECUTIVE OFFICERS (continued)
JoonWon Choe c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 47	Vice President & Secretary	Until successor is elected and qualified – 6 years	Managing Director and Managing Counsel at State Street Global Advisors since July 2016; Senior Vice President and Deputy General Counsel at GEAM from March 2011 to July 2016; Vice President and Secretary of State Street Institutional Funds since September 2010; Vice President and Assistant Secretary of GE Retirement Savings Plan Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds from September 2010 to July 2016; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010; and Vice President and Secretary of GE Funds from September 2010 to February 2011.	N/A	N/A

Robert Herlihy c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 49	Chief Compliance Officer	Until successor is elected and qualified – 11 years	Managing Director at State Street Global Advisors since July 2016; Deputy Chief Compliance Officer of Elfun Funds since July 2016; Chief Compliance Officer of State Street Institutional Funds and GE Retirement Savings Plan Funds since July 2005; Chief Compliance Officer of GEAM and Elfun Funds from July 2005 to July 2016; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002 – 2005.	N/A	N/A

Arthur A. Jensen c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 50	Treasurer	Until successor is elected and qualified – 6 years	Vice President at State Street Global Advisors since July 2016; Deputy Treasurer of Elfun Funds since July 2016; Treasurer of State Street Institutional Funds and GE Retirement Savings Plan Funds since June 2011; Treasurer of Elfun Funds from June 2011 to July 2016; Mutual Funds Controller of GEAM from April 2011 to July 2016; Senior Vice President at Citigroup from 2008 to 2010; and Vice President at JPMorgan from 2005 to 2008.	N/A	N/A

24	Additional Information

State Street Premier Growth Equity V.I.S. Fund

Additional Information, continued — December 31, 2016 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS AND EXECUTIVE OFFICERS (continued)
Brian Harris c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 43	Deputy Chief Compliance Officer	Until successor is elected and qualified – less than 1 year	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010 – 2013); Director of Compliance, AARP Financial Inc. (2008 – 2010).	N/A	N/A

Bruce S. Rosenberg c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 55	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).	N/A	N/A

Ann M. Carpenter c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 50	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Chief Operating Officer, SSGA Funds Management, Inc. (April 2014 – present); Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2005 – present).*	N/A	N/A

Chad C. Hallett c/o SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 47	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).	N/A	N/A

*	Served in various capacities and/or with various affiliated entities during noted time period.

Additional Information	25

State Street Premier Growth Equity V.I.S. Fund

Additional Information, continued — December 31, 2016 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
NON-INTERESTED DIRECTORS
John R. Costantino c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 70	Chairman of the Board	Until successor is elected and qualified – 20 years	General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.	16	Trustee of State Street Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

R. Sheldon Johnson c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 70	Director	Until successor is elected and qualified – 6 years	Retired, 2006 to present; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.	16	Trustee of State Street Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 54	Director	Until successor is elected and qualified – 5 years	Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.	16	Trustee of State Street Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

26	Additional Information

State Street Premier Growth Equity V.I.S. Fund

Investment Team (Unaudited)

Investment Adviser and Administrator

SSGA Funds Management, Inc.

Board of Directors

John R. Costantino, Chairman

R. Sheldon Johnson

Jeanne M. La Porta

Donna M. Rapaccioli

Secretary

JoonWon Choe

Chief Compliance Officer

Robert Herlihy

Deputy Chief Compliance Officer

Brian Harris

Treasurer

Arthur A. Jensen

Assistant Treasurers

Bruce S. Rosenberg

Ann M. Carpenter

Chad C. Hallett

Distributor

State Street Global Markets, LLC

Member FINRA and SIPC

Custodian

State Street Bank and Trust Company

Investment Team	27

Investment Adviser

SSGA Funds Management, Inc.

1600 Summer Street

Stamford, CT 06905

or at:

P.O. Box 7900

Stamford, CT 06904-7900

Distributor

State Street Global Markets, LLC

Member FINRA and SIPC

State Street Financial Center

One Lincoln Street

Boston, MA 02111

www.ssga.com/geam

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund’s website at http://www.ssga.com/geam; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.ssga.com/geam; and (ii) on the Commission’s website at http://www.sec.gov.

IBG-22838

Item 2.	Code of Ethics.

During the period covered by this report, and related to the approval of a new investment adviser, State Street Variable Insurance Series Funds, Inc. (formerly known as GE Investments Funds, Inc.) (the “Registrant” or the “Funds,” as applicable) has adopted a new code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, which replaces the prior code of ethics. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

There have not been any waivers granted from a provision that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that John R. Costantino and Donna M. Rapaccioli are designated as the audit committee financial experts for the Registrant; and further that it is the finding of the Board of Directors that Mr. Costantino and Ms. Rapaccioli, the audit committee financial experts, qualify as being “independent” pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) AUDIT FEES. For the fiscal year ended December 31, 2016, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP (“EY”), the Registrant’s principal accountant, for the audit of the Registrant’s annual financial statements, or services that are normally provided by EY in connection with the Registrant’s statutory and regulatory filings and engagements were $214,300. For the fiscal year ended December 31, 2015, the aggregate audit fees billed for professional services rendered by KPMG LLP (“KPMG”), the Registrant’s prior principal accountant, for the audit of the Registrant’s annual financial statements, or services that are normally provided in connection with the Registrant’s statutory and regulatory filings and engagements were $170,200.

(b) AUDIT RELATED FEES. There were no fees billed either by EY for the fiscal year ended December 31, 2016 or KPMG for the fiscal year ended December 31, 2015, for assurance and related services that were reasonably related to the performance of the audit of the Registrant.

(c) TAX FEES. The aggregate tax fees billed for professional services rendered by EY for tax compliance, tax advice and tax planning for the Registrant in the form of preparation of excise filings and income tax returns for the fiscal year ended December 31, 2016 were $53,172. There were no fees billed for professional services rendered by KPMG for tax compliance, tax advice or tax planning for the Registrant for the fiscal year ended December 31, 2015.

(d) ALL OTHER FEES. For the fiscal year ended December 31, 2016, there were no fees billed for professional services rendered by EY for products and services provided by EY to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item. For the fiscal year ended December 31, 2016, the aggregate fees for professional services rendered by EY for products and services provided by EY to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that (i) relate directly to the operations and financial reporting of the Registrant and (ii) were pre-approved by the Registrant’s audit committee were approximately $7,722,372. There were no fees billed for products and services provided by KPMG during the fiscal year ended December 31, 2015, for the Registrant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the Funds Board of Directors is responsible for, among other things, the appointment, compensation and oversight of the work of the Funds’ Auditor. As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and Covered Affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. The following excerpt from the Audit Committee Charter sets forth the pre-approval policies and procedures:

Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and SEC regulations there under.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

(2) PERCENTAGE OF SERVICES DESCRIBED IN PARAGRAPHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. The percentage of services described in each of paragraphs (b) through (d) of this Item rendered by EY for the fiscal year ended December 31, 2016 that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

Audit Fees	100%
Audit-Related Fees	100%
Tax Fees	100%
All Other Fees	100%

There were no fees billed by KPMG for the fiscal year ended December 31, 2015 for audit related, tax or other services as indicated in paragraphs (b) through (d) of this Item.

(f) Not applicable.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by EY for services rendered to the Registrant, and rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s adviser (“Service Affiliates”), for the fiscal year ended December 31, 2016 were $25,696,758. The aggregate non-audit fees billed by KPMG for services rendered to the Registrant and rendered to any Service Affiliates for the fiscal year ended December 31, 2015 were $0.

(h) AUDITOR INDEPENDENCE. On July 1, 2016, State Street Corporation acquired the asset management and advisory services business conducted by GE Asset Management Incorporated (“GEAM”), a wholly owned subsidiary of General Electric Company, and certain of its subsidiaries (the “Transaction”). In connection with the Transaction, Shareholders of the Funds voted to approve SSGA Funds Management, Inc. (“SSGA FM”) as investment adviser of the Funds, replacing GEAM.

In connection with the appointment of EY, a member firm of Ernst & Young Global Limited, as the independent auditor of the Funds for their fiscal year ended December 31, 2016, EY evaluated its independence and identified the following matters that are inconsistent with the auditor independence rules of the Securities and Exchange Commission (“SEC”). All of the lobbying services and project management services described below occurred prior to the consummation of the Transaction.

Lobbying services

During the audit period, EY was a registered lobbyist for the parent company of the former investment adviser to the Funds (the “parent company”) under the Lobbying Disclosure Act of 1995 and provided lobbying services on behalf of the parent company. The services primarily included lobbying efforts, on behalf of the parent company, relating to tax reform and to changes to the tax code or regulations affecting the parent company and its affiliates. The services did not relate to the asset management business of the Funds.

Project management services

During the audit period, EY was engaged to provide project management support to the parent company and one of its affiliates in relation to certain information technology programs. The services did not relate to the asset management business of the Funds.

Loan Rule

EY has identified one record holder (the “record holder”) of greater than 10% of the shares of State Street Institutional Income Fund (formerly known as GE Institutional Income Fund) and State Street Institutional Premier Growth Equity Fund (formerly known as GE Institutional Premier Growth Equity Fund) (each a series of State Street Institutional Funds (formerly known as GE Institutional Funds)) (collectively, the “Two Funds”), with which EY and covered person professionals maintain lending relationships. These investments in the Two Funds are each held at an omnibus level by the record holder on behalf of its customers, who own the economic interest in the shares. There was one meeting of shareholders of the Two Funds during the audit period. At that meeting, shareholders voted on matters relating to the acquisition by State Street Corporation and its affiliates of substantially all of the asset management and advisory services business conducted by the former investment adviser to the Two Funds, including votes to (i) approve a new investment advisory and administration agreement with SSGA FM, (ii) elect the Trustees to the Board of Trustees, and (iii) approve manager-of-managers authority for SSGA FM with respect to the Two Funds. EY and SSGA FM, through discussion with the record holder, have determined that the record holder did not exercise discretionary authority over the shares it held in respect of any of those votes. EY believes that, while a lending arrangement with a record owner of greater than 10% of the shares is inconsistent with Rule 2-01(c)(1)(ii)(A) of Regulation S-X, the circumstances fall within the situations described in the relevant No Action Letter issued by the SEC Staff on June 20, 2016.

EY has reviewed the independence matters described above and the applicable guidance and has concluded that the services and relationship described above did not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Funds under the SEC and Public Company Accounting Oversight Board standards for the fiscal year ended December 31, 2016. In light of the representations and determinations by EY, SSGA FM has determined that it shares that same belief.

The Audit Committee of the Board of the Funds has considered these independence matters and discussed these matters with EY and members of SSGA FM, and based on these discussions and the statements of SSGA FM and EY, the Audit Committee believes it was reasonable for it to accept the view of EY that EY was capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Funds in the specific circumstances described above.

Item 5.	Audit Committee of Listed Registrants.

Applicable only to Closed-End Management Investment Companies.

Item 6.	Schedule of Investments.

(a) The Schedule of Investments as of the close of the reporting period for the State Street Total Return V.I.S. Fund is listed below. The Schedules of Investments as of the close of the reporting period for the State Street U.S. Equity V.I.S. Fund, State Street S&P 500 Index V.I.S. Fund, State Street Premier Growth V.I.S. Fund, State Street Core Value Equity V.I.S. Fund, State Street Small-Cap Equity V.I.S. Fund, State Street Income V.I.S. Fund, and the State Street Real Estate Securities V.I.S. Fund and a Summary Schedule of Investments for the State Street Total Return V.I.S. Fund are included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Total Return V.I.S. Fund

Schedule of Investments December 31, 2016 (Unaudited)

	Number of Shares	Fair Value
Domestic Equity—38.7% †
Common Stock—38.7%

Advertising—0.1%
MDC Partners Inc., Class A	1,024	$6,707
National CineMedia Inc.	1,224	18,029
Omnicom Group Inc.	10,599	902,081
The Interpublic Group of Companies Inc.	17,924	419,601
		1,346,418

Aerospace & Defense—0.9%
AAR Corp.	664	21,945
Aerojet Rocketdyne Holdings Inc.	1,190	21,361	(a)
Aerovironment Inc.	410	11,000	(a)
Arconic Inc.	19,623	363,810
Astronics Corp.	289	9,780	(a)
B/E Aerospace Inc.	891	53,629
Cubic Corp.	503	24,119
Curtiss-Wright Corp.	1,253	123,245
DigitalGlobe Inc.	1,266	36,271	(a)
Ducommun Inc.	204	5,214	(a)
Engility Holdings Inc.	359	12,098	(a)
Esterline Technologies Corp.	788	70,290	(a)
General Dynamics Corp.	12,759	2,202,969
Huntington Ingalls Industries Inc.	404	74,413
KLX Inc.	1,451	65,455	(a)
Kratos Defense & Security Solutions Inc.	926	6,852	(a)
L3 Technologies Inc.	3,492	531,168
Lockheed Martin Corp.	11,214	2,802,827
Mercury Systems Inc.	779	23,541	(a)
Moog Inc., Class A	609	39,999	(a)
National Presto Industries Inc.	99	10,534
Northrop Grumman Corp.	7,933	1,845,057
Orbital ATK Inc.	506	44,391
Raytheon Co.	13,201	1,874,542
Rockwell Collins Inc.	5,802	538,194
Sparton Corp.	188	4,484	(a)
TASER International Inc.	1,048	25,404	(a)
Teledyne Technologies Inc.	943	115,989	(a)
Textron Inc.	12,098	587,479
The Boeing Co.	25,729	4,005,491
The KEYW Holding Corp.	721	8,501	(a)
TransDigm Group Inc.	2,264	563,645
Triumph Group Inc.	1,415	37,497
United Technologies Corp.	34,177	3,746,483
Vectrus Inc.	210	5,009	(a)
Wesco Aircraft Holdings Inc.	1,112	16,624	(a)
		19,929,310

Agricultural & Farm Machinery—0.1%
AGCO Corp.	585	33,848
Deere & Co.	12,973	1,336,738
Lindsay Corp.	214	15,967
The Toro Co.	958	53,600
Titan International Inc.	888	9,954
		1,450,107

Agricultural Products—0.1%
Alico Inc.	66	1,792
Archer-Daniels-Midland Co.	25,804	1,177,953
Darling Ingredients Inc.	2,971	38,356	(a)
Fresh Del Monte Produce Inc.	645	39,106
Ingredion Inc.	629	78,600
Limoneira Co.	240	5,162
		1,340,969

Air Freight & Logistics—0.3%
Air Transport Services Group Inc.	906	14,460	(a)
Atlas Air Worldwide Holdings Inc.	489	25,501	(a)
CH Robinson Worldwide Inc.	6,408	469,450
Echo Global Logistics Inc.	572	14,329	(a)
Expeditors International of Washington Inc.	8,050	426,328
FedEx Corp.	10,861	2,022,318
Forward Air Corp.	592	28,049
Hub Group Inc., Class A	667	29,181	(a)
Park-Ohio Holdings Corp.	172	7,327
Radiant Logistics Inc.	505	1,969	(a)
United Parcel Service Inc., Class B	30,843	3,535,842
XPO Logistics Inc.	1,812	78,206	(a)
		6,652,960

Airlines—0.3%
Alaska Air Group Inc.	5,566	493,871
Allegiant Travel Co.	259	43,097
American Airlines Group Inc.	22,843	1,066,540
Delta Air Lines Inc.	32,637	1,605,414
Hawaiian Holdings Inc.	1,036	59,052	(a)
JetBlue Airways Corp.	2,838	63,628	(a)
SkyWest Inc.	1,006	36,669
Southwest Airlines Co.	27,633	1,377,229
United Continental Holdings Inc.	12,961	944,598	(a)
		5,690,098

Alternative Carriers—0.0% *
Cogent Communications Holdings Inc.	830	34,320
Globalstar Inc.	7,534	11,904	(a)
Inteliquent Inc.	660	15,127
Iridium Communications Inc.	1,646	15,802	(a)
Level 3 Communications Inc.	12,990	732,116	(a)
Lumos Networks Corp.	373	5,826	(a)
ORBCOMM Inc.	886	7,327	(a)
pdvWireless Inc.	52	1,173	(a)
Straight Path Communications Inc., Class B	192	6,511	(a)
Vonage Holdings Corp.	3,845	26,338	(a)
		856,444

Aluminum—0.0% *
Century Aluminum Co.	999	8,552	(a)
Kaiser Aluminum Corp.	351	27,269
Real Industry Inc.	521	3,178	(a)
		38,999

Apparel Retail—0.2%
Abercrombie & Fitch Co., Class A	1,369	16,428
American Eagle Outfitters Inc.	4,764	72,270
Ascena Retail Group Inc.	3,466	21,454	(a)
Boot Barn Holdings Inc.	265	3,318	(a)
Caleres Inc.	859	28,192
Chico’s FAS Inc.	3,644	52,437

Citi Trends Inc.	286	5,388
Destination XL Group Inc.	720	3,060	(a)
DSW Inc.	1,275	28,879
Express Inc.	1,496	16,097	(a)
Foot Locker Inc.	6,038	428,034
Francesca’s Holdings Corp.	734	13,234	(a)
Genesco Inc.	409	25,399	(a)
Guess? Inc.	1,235	14,943
L Brands Inc.	10,858	714,891
Ross Stores Inc.	17,716	1,162,170
Shoe Carnival Inc.	284	7,662
Stage Stores Inc.	538	2,351
Stein Mart Inc.	625	3,425
Tailored Brands Inc.	985	25,167
The Buckle Inc.	577	13,156
The Cato Corp., Class A	510	15,341
The Children’s Place Inc.	356	35,938
The Finish Line Inc., Class A	840	15,800
The Gap Inc.	9,907	222,313
The TJX Companies Inc.	29,170	2,191,542
Tilly’s Inc., Class A	209	2,757	(a)
Urban Outfitters Inc.	4,069	115,885	(a)
Zumiez Inc.	363	7,932	(a)
		5,265,463

Apparel, Accessories & Luxury Goods—0.1%
Carter’s Inc.	430	37,148
Coach Inc.	12,609	441,567
Columbia Sportswear Co.	539	31,424
Delta Apparel Inc.	140	2,902	(a)
Fossil Group Inc.	1,180	30,515	(a)
G-III Apparel Group Ltd.	862	25,481	(a)
Hanesbrands Inc.	17,080	368,416
Iconix Brand Group Inc.	856	7,995	(a)
Kate Spade & Co.	1,117	20,854	(a)
Movado Group Inc.	312	8,970
Oxford Industries Inc.	246	14,792
Perry Ellis International Inc.	249	6,203	(a)
PVH Corp.	3,588	323,781
Ralph Lauren Corp.	2,518	227,426
Sequential Brands Group Inc.	787	3,683	(a)
Superior Uniform Group Inc.	159	3,119
Under Armour Inc., Class A	8,288	240,766	(a)
Under Armour Inc., Class C	8,331	209,691	(a)
Vera Bradley Inc.	408	4,782	(a)
VF Corp.	14,909	795,395
Vince Holding Corp.	452	1,831	(a)
		2,806,741

Application Software—0.4%
8x8 Inc.	1,765	25,240	(a)
ACI Worldwide Inc.	3,217	58,389	(a)
Adobe Systems Inc.	22,142	2,279,519	(a)
American Software Inc., Class A	521	5,382
ANSYS Inc.	751	69,460	(a)
Aspen Technology Inc.	1,499	81,965	(a)
Autodesk Inc.	8,826	653,212	(a)
Blackbaud Inc.	869	55,616
Blackline Inc.	194	5,360	(a)
Bottomline Technologies de Inc.	806	20,166	(a)
BroadSoft Inc.	588	24,255	(a)

Cadence Design Systems Inc.	2,503	63,126	(a)
Callidus Software Inc.	1,171	19,673	(a)
CDK Global Inc.	1,296	77,358
Citrix Systems Inc.	7,038	628,564	(a)
Digimarc Corp.	187	5,610	(a)
Ebix Inc.	505	28,810
Ellie Mae Inc.	649	54,308	(a)
EnerNOC Inc.	532	3,192	(a)
Exa Corp.	277	4,255	(a)
Fair Isaac Corp.	850	101,337
Glu Mobile Inc.	2,085	4,045	(a)
Guidance Software Inc.	429	3,037	(a)
HubSpot Inc.	579	27,213	(a)
Intuit Inc.	10,981	1,258,532
Jive Software Inc.	1,170	5,090	(a)
Manhattan Associates Inc.	614	32,560	(a)
Mentor Graphics Corp.	2,926	107,940
MicroStrategy Inc., Class A	190	37,506	(a)
Mitek Systems Inc.	595	3,659	(a)
MobileIron Inc.	892	3,345	(a)
Model N Inc.	444	3,929	(a)
Monotype Imaging Holdings Inc.	813	16,138
Park City Group Inc.	224	2,845	(a)
Paycom Software Inc.	828	37,666	(a)
Paylocity Holding Corp.	431	12,934	(a)
Pegasystems Inc.	721	25,956
PROS Holdings Inc.	506	10,889	(a)
PTC Inc.	1,018	47,103	(a)
QAD Inc., Class A	189	5,746
RealPage Inc.	1,080	32,400	(a)
RingCentral Inc., Class A	1,174	24,184	(a)
salesforce.com Inc.	28,605	1,958,298	(a)
Silver Spring Networks Inc.	763	10,156	(a)
Synchronoss Technologies Inc.	828	31,712	(a)
Synopsys Inc.	1,323	77,872	(a)
Tangoe Inc.	561	4,421	(a)
Telenav Inc.	652	4,597	(a)
The Ultimate Software Group Inc.	251	45,770	(a)
Tyler Technologies Inc.	292	41,689	(a)
Verint Systems Inc.	1,192	42,018	(a)
VirnetX Holding Corp.	988	2,174	(a)
Workiva Inc.	439	5,992	(a)
Zendesk Inc.	1,626	34,471	(a)
Zix Corp.	1,087	5,370	(a)
		8,232,054

Asset Management & Custody Banks—0.4%
Affiliated Managers Group Inc.	2,435	353,805	(a)
Ameriprise Financial Inc.	7,093	786,897
Arlington Asset Investment Corp., Class A	390	5,780
Associated Capital Group Inc., Class A	101	3,318
BlackRock Inc.	5,417	2,061,385
Calamos Asset Management Inc., Class A	419	3,582
Cohen & Steers Inc.	401	13,474
Diamond Hill Investment Group Inc.	65	13,675
Eaton Vance Corp.	999	41,838
Federated Investors Inc., Class B	822	23,246
Fifth Street Asset Management Inc.	78	523
Financial Engines Inc.	1,046	38,440
Franklin Resources Inc.	15,586	616,894

GAMCO Investors Inc., Class A	102	3,151
Hennessy Advisors Inc.	58	1,841
Invesco Ltd.	18,264	554,130
Janus Capital Group Inc.	4,052	53,770
Legg Mason Inc.	770	23,031
Manning & Napier Inc.	322	2,431
Medley Management Inc., Class A	167	1,653
Northern Trust Corp.	9,628	857,373
Pzena Investment Management Inc., Class A	243	2,700
Safeguard Scientifics Inc.	435	5,851	(a)
SEI Investments Co.	1,163	57,406
Silvercrest Asset Management Group Inc., Class A	195	2,564
State Street Corp.	16,264	1,264,038	(b)
T Rowe Price Group Inc.	10,937	823,119
The Bank of New York Mellon Corp.	47,454	2,248,371
Virtus Investment Partners Inc.	80	9,444
Waddell & Reed Financial Inc., Class A	2,267	44,229
Westwood Holdings Group Inc.	172	10,318
WisdomTree Investments Inc.	3,279	36,528
		9,964,805

Auto Parts & Equipment—0.0% *
American Axle & Manufacturing Holdings Inc.	1,446	27,908	(a)
BorgWarner Inc.	9,103	359,022
Cooper-Standard Holdings Inc.	295	30,497	(a)
Dana Inc.	4,171	79,166
Dorman Products Inc.	505	36,895	(a)
Federal-Mogul Holdings Corp.	614	6,330	(a)
Fox Factory Holding Corp.	447	12,404	(a)
Gentex Corp.	2,511	49,442
Gentherm Inc.	731	24,744	(a)
Horizon Global Corp.	368	8,832	(a)
LCI Industries	454	48,918
Metaldyne Performance Group Inc.	302	6,931
Modine Manufacturing Co.	946	14,095	(a)
Motorcar Parts of America Inc.	367	9,880	(a)
Spartan Motors Inc.	666	6,161
Standard Motor Products Inc.	430	22,885
Stoneridge Inc.	539	9,535	(a)
Strattec Security Corp.	69	2,781
Superior Industries International Inc.	503	13,254
Tenneco Inc.	1,104	68,967	(a)
Tower International Inc.	412	11,680
Unique Fabricating Inc.	107	1,562
Workhorse Group Inc.	192	1,356	(a)
		853,245

Automobile Manufacturers—0.2%
Ford Motor Co.	174,810	2,120,445
General Motors Co.	61,723	2,150,429
Thor Industries Inc.	421	42,121
Winnebago Industries Inc.	541	17,123
		4,330,118

Automotive Retail—0.2%
Advance Auto Parts Inc.	3,329	563,001
America’s Car-Mart Inc.	158	6,913	(a)
Asbury Automotive Group Inc.	400	24,680	(a)
AutoNation Inc.	3,035	147,653	(a)
AutoZone Inc.	1,321	1,043,313	(a)
Camping World Holdings Inc., Class A	233	7,593

CarMax Inc.	8,528	549,118	(a)
CST Brands Inc.	668	32,164
Group 1 Automotive Inc.	394	30,708
Lithia Motors Inc., Class A	453	43,864
Monro Muffler Brake Inc.	596	34,091
Murphy USA Inc.	321	19,732	(a)
O’Reilly Automotive Inc.	4,191	1,166,816	(a)
Sonic Automotive Inc., Class A	560	12,824
		3,682,470

Biotechnology—1.1%
AbbVie Inc.	72,820	4,559,988
Acceleron Pharma Inc.	549	14,010	(a)
Achillion Pharmaceuticals Inc.	2,351	9,710	(a)
Acorda Therapeutics Inc.	862	16,206	(a)
Adamas Pharmaceuticals Inc.	334	5,645	(a)
Aduro Biotech Inc.	716	8,162	(a)
Advaxis Inc.	737	5,277	(a)
Adverum Biotechnologies Inc.	417	1,209	(a)
Aevi Genomic Medicine Inc.	490	2,538	(a)
Agenus Inc.	1,467	6,044	(a)
Aimmune Therapeutics Inc.	529	10,818	(a)
Akebia Therapeutics Inc.	718	7,474	(a)
Alder Biopharmaceuticals Inc.	940	19,552	(a)
Alexion Pharmaceuticals Inc.	10,096	1,235,246	(a)
AMAG Pharmaceuticals Inc.	701	24,395	(a)
Amgen Inc.	33,319	4,871,571
Amicus Therapeutics Inc.	2,861	14,219	(a)
Anavex Life Sciences Corp.	655	2,594	(a)
Anthera Pharmaceuticals Inc.	801	520	(a)
Applied Genetic Technologies Corp.	255	2,384	(a)
Aptevo Therapeutics Inc.	326	795	(a)
Ardelyx Inc.	639	9,074	(a)
Arena Pharmaceuticals Inc.	4,922	6,989	(a)
Argos Therapeutics Inc.	349	1,710	(a)
ARIAD Pharmaceuticals Inc.	3,395	42,234	(a)
Array BioPharma Inc.	3,330	29,271	(a)
Arrowhead Pharmaceuticals Inc.	1,215	1,883	(a)
Asterias Biotherapeutics Inc.	449	2,065	(a)
Atara Biotherapeutics Inc.	466	6,617	(a)
Athersys Inc.	1,530	2,341	(a)
Avexis Inc.	98	4,678	(a)
Bellicum Pharmaceuticals Inc.	423	5,761	(a)
BioCryst Pharmaceuticals Inc.	1,493	9,451	(a)
Biogen Inc.	9,708	2,752,995	(a)
BioSpecifics Technologies Corp.	109	6,071	(a)
BioTime Inc.	1,269	4,581	(a)
Bluebird Bio Inc.	789	48,681	(a)
Blueprint Medicines Corp.	401	11,248	(a)
Cara Therapeutics Inc.	451	4,190	(a)
Celgene Corp.	34,620	4,007,265	(a)
Celldex Therapeutics Inc.	1,930	6,832	(a)
Cellular Biomedicine Group Inc.	246	3,223	(a)
ChemoCentryx Inc.	422	3,123	(a)
Chimerix Inc.	862	3,965	(a)
Cidara Therapeutics Inc.	214	2,226	(a)
Clovis Oncology Inc.	639	28,384	(a)
Coherus Biosciences Inc.	591	16,637	(a)
Concert Pharmaceuticals Inc.	333	3,427	(a)
Corvus Pharmaceuticals Inc.	90	1,287	(a)

Curis Inc.	2,270	6,992	(a)
Cytokinetics Inc.	675	8,201	(a)
CytomX Therapeutics Inc.	410	4,506	(a)
CytRx Corp.	947	352	(a)
Dimension Therapeutics Inc.	206	896	(a)
Dyax Corp.	4,362	4,842	(j)
Dynavax Technologies Corp.	782	3,089	(a)
Eagle Pharmaceuticals Inc.	179	14,202	(a)
Edge Therapeutics Inc.	327	4,088	(a)
Editas Medicine Inc.	139	2,256	(a)
Eiger BioPharmaceuticals Inc.	108	1,258	(a)
Emergent BioSolutions Inc.	653	21,445	(a)
Enanta Pharmaceuticals Inc.	316	10,586	(a)
Epizyme Inc.	812	9,825	(a)
Esperion Therapeutics Inc.	292	3,656	(a)
Exact Sciences Corp.	2,083	27,829	(a)
Exelixis Inc.	4,409	65,738	(a)
FibroGen Inc.	1,050	22,470	(a)
Five Prime Therapeutics Inc.	541	27,110	(a)
Flexion Therapeutics Inc.	477	9,073	(a)
Fortress Biotech Inc.	629	1,698	(a)
Foundation Medicine Inc.	270	4,779	(a)
Galena Biopharma Inc.	154	299	(a)
Genomic Health Inc.	374	10,992	(a)
Geron Corp.	3,050	6,313	(a)
Gilead Sciences Inc.	59,127	4,234,084
Global Blood Therapeutics Inc.	315	4,552	(a)
GlycoMimetics Inc.	155	946	(a)
Halozyme Therapeutics Inc.	2,192	21,657	(a)
Heron Therapeutics Inc.	638	8,358	(a)
Idera Pharmaceuticals Inc.	1,813	2,720	(a)
Ignyta Inc.	590	3,127	(a)
Immune Design Corp.	226	1,243	(a)
ImmunoGen Inc.	1,713	3,495	(a)
Immunomedics Inc.	1,766	6,481	(a)
Infinity Pharmaceuticals Inc.	764	1,031	(a)
Inotek Pharmaceuticals Corp.	347	2,117	(a)
Inovio Pharmaceuticals Inc.	1,336	9,272	(a)
Insmed Inc.	1,244	16,458	(a)
Insys Therapeutics Inc.	475	4,370	(a)
Intellia Therapeutics Inc.	141	1,849	(a)
Invitae Corp.	458	3,637	(a)
Ironwood Pharmaceuticals Inc.	2,435	37,231	(a)
Karyopharm Therapeutics Inc.	478	4,493	(a)
Keryx Biopharmaceuticals Inc.	1,588	9,306	(a)
Kite Pharma Inc.	784	35,155	(a)
La Jolla Pharmaceutical Co.	279	4,891	(a)
Lexicon Pharmaceuticals Inc.	843	11,659	(a)
Ligand Pharmaceuticals Inc., Class B	381	38,713	(a)
Lion Biotechnologies Inc.	1,018	7,075	(a)
Loxo Oncology Inc.	267	8,575	(a)
MacroGenics Inc.	640	13,082	(a)
MannKind Corp.	6,530	4,158	(a)
MediciNova Inc.	593	3,576	(a)
Merrimack Pharmaceuticals Inc.	2,451	10,000	(a)
MiMedx Group Inc.	2,051	18,172	(a)
Minerva Neurosciences Inc.	371	4,359	(a)
Mirati Therapeutics Inc.	225	1,069	(a)
Momenta Pharmaceuticals Inc.	1,309	19,700	(a)
Myriad Genetics Inc.	1,353	22,555	(a)

NantKwest Inc.	332	1,899	(a)
Natera Inc.	525	6,148	(a)
NewLink Genetics Corp.	438	4,503	(a)
Novavax Inc.	5,417	6,825	(a)
OncoMed Pharmaceuticals Inc.	57	439	(a)
Ophthotech Corp.	504	2,434	(a)
Organovo Holdings Inc.	1,876	6,360	(a)
Otonomy Inc.	257	4,086	(a)
PDL BioPharma Inc.	2,236	4,740
Pfenex Inc.	369	3,347	(a)
PharmAthene Inc.	1,261	4,098	(a)
Portola Pharmaceuticals Inc.	987	22,148	(a)
Progenics Pharmaceuticals Inc.	1,405	12,139	(a)
Protagonist Therapeutics Inc.	151	3,320	(a)
Proteostasis Therapeutics Inc.	151	1,851	(a)
PTC Therapeutics Inc.	649	7,081	(a)
Puma Biotechnology Inc.	557	17,100	(a)
Radius Health Inc.	632	24,035	(a)
Regeneron Pharmaceuticals Inc.	3,412	1,252,511	(a)
REGENXBIO Inc.	409	7,587	(a)
Regulus Therapeutics Inc.	790	1,778	(a)
Repligen Corp.	678	20,896	(a)
Retrophin Inc.	726	13,743	(a)
Rigel Pharmaceuticals Inc.	1,870	4,451	(a)
Sage Therapeutics Inc.	591	30,176	(a)
Sangamo BioSciences Inc.	1,403	4,279	(a)
Sarepta Therapeutics Inc.	996	27,320	(a)
Seres Therapeutics Inc.	358	3,544	(a)
Sorrento Therapeutics Inc.	466	2,283	(a)
Spark Therapeutics Inc.	376	18,762	(a)
Spectrum Pharmaceuticals Inc.	1,488	6,592	(a)
Stemline Therapeutics Inc.	333	3,563	(a)
Syndax Pharmaceuticals Inc.	130	932	(a)
Synergy Pharmaceuticals Inc.	3,642	22,180	(a)
Synthetic Biologics Inc.	1,538	1,173	(a)
T2 Biosystems Inc.	304	1,599	(a)
TESARO Inc.	532	71,543	(a)
TG Therapeutics Inc.	746	3,469	(a)
Tokai Pharmaceuticals Inc.	120	117	(a)
Trevena Inc.	893	5,251	(a)
Trovagene Inc.	564	1,184	(a)
Ultragenyx Pharmaceutical Inc.	650	45,701	(a)
United Therapeutics Corp.	370	53,069	(a)
Vanda Pharmaceuticals Inc.	738	11,771	(a)
Veracyte Inc.	223	1,726	(a)
Versartis Inc.	550	8,195	(a)
Vertex Pharmaceuticals Inc.	11,154	821,715	(a)
Vital Therapies Inc.	481	2,092	(a)
Voyager Therapeutics Inc.	238	3,032	(a)
vTv Therapeutics Inc., Class A	106	512	(a)
Xencor Inc.	647	17,029	(a)
Zafgen Inc.	463	1,472	(a)
ZIOPHARM Oncology Inc.	2,449	13,102	(a)
		25,313,129

Brewers—0.0% *
Craft Brew Alliance Inc.	250	4,225	(a)
Molson Coors Brewing Co., Class B	8,269	804,656
The Boston Beer Company Inc., Class A	254	43,142	(a)
		852,023

Broadcasting—0.1%
AMC Networks Inc., Class A	506	26,484	(a)
CBS Corp., Class B	17,290	1,099,990
Discovery Communications Inc., Class A	6,819	186,909	(a)
Discovery Communications Inc., Class C	10,136	271,442	(a)
Entercom Communications Corp., Class A	522	7,986
Entravision Communications Corp., Class A	1,320	9,240
Gray Television Inc.	1,294	14,040	(a)
Hemisphere Media Group Inc.	122	1,366	(a)
Media General Inc.	2,076	39,091	(a)
Nexstar Broadcasting Group Inc., Class A	567	35,891
Radio One Inc., Class D	396	1,148	(a)
Saga Communications Inc., Class A	76	3,823
Salem Media Group Inc.	191	1,194
Scripps Networks Interactive Inc., Class A	4,303	307,105
Sinclair Broadcast Group Inc., Class A	1,259	41,988
TEGNA Inc.	9,690	207,269
The EW Scripps Co., Class A	1,199	23,177	(a)
Townsquare Media Inc., Class A	207	2,155	(a)
		2,280,298

Building Products—0.1%
AAON Inc.	809	26,737
Advanced Drainage Systems Inc.	695	14,317
American Woodmark Corp.	277	20,844	(a)
AO Smith Corp.	1,279	60,561
Apogee Enterprises Inc.	569	30,476
Armstrong Flooring Inc.	470	9,358	(a)
Builders FirstSource Inc.	1,678	18,408	(a)
Continental Building Products Inc.	708	16,355	(a)
CSW Industrials Inc.	290	10,686	(a)
Fortune Brands Home & Security Inc.	7,069	377,909
Gibraltar Industries Inc.	629	26,198	(a)
Griffon Corp.	601	15,746
Insteel Industries Inc.	351	12,510
Johnson Controls International PLC	42,042	1,731,710
Lennox International Inc.	337	51,618
Masco Corp.	14,723	465,541
Masonite International Corp.	608	40,006	(a)
NCI Building Systems Inc.	541	8,467	(a)
Patrick Industries Inc.	290	22,127	(a)
PGT Innovations Inc.	604	6,916	(a)
Ply Gem Holdings Inc.	438	7,118	(a)
Quanex Building Products Corp.	689	13,987
Simpson Manufacturing Company Inc.	830	36,312
Trex Company Inc.	561	36,128	(a)
Universal Forest Products Inc.	396	40,463
		3,100,498

Cable & Satellite—0.4%
Cable One Inc.	41	25,491
Charter Communications Inc., Class A	9,597	2,763,168	(a)
Comcast Corp., Class A	106,747	7,370,880
Loral Space & Communications Inc.	261	10,714	(a)
MSG Networks Inc., Class A	1,193	25,650	(a)
		10,195,903

Casinos & Gaming—0.0% *
Boyd Gaming Corp.	1,565	31,566	(a)
Caesars Acquisition Co., Class A	964	13,014	(a)
Caesars Entertainment Corp.	1,126	9,571	(a)

Century Casinos Inc.	441	3,629	(a)
Churchill Downs Inc.	365	54,914
Eldorado Resorts Inc.	572	9,695	(a)
Empire Resorts Inc.	39	887	(a)
Golden Entertainment Inc.	197	2,386
Isle of Capri Casinos Inc.	503	12,419	(a)
Monarch Casino & Resort Inc.	216	5,569	(a)
Penn National Gaming Inc.	1,494	20,602	(a)
Pinnacle Entertainment Inc.	1,067	15,472	(a)
Red Rock Resorts Inc., Class A	604	14,007
Scientific Games Corp., Class A	1,039	14,546	(a)
Wynn Resorts Ltd.	3,587	310,311
		518,588

Coal & Consumable Fuels—0.0% *
CONSOL Energy Inc.	1,550	28,256
Westmoreland Coal Co.	365	6,450	(a)
		34,706

Commercial Printing—0.0% *
Brady Corp., Class A	915	34,358
Deluxe Corp.	1,332	95,385
Ennis Inc.	518	8,987
InnerWorkings Inc.	764	7,525	(a)
Multi-Color Corp.	271	21,030
Quad/Graphics Inc.	579	15,564
		182,849

Commodity Chemicals—0.1%
Cabot Corp.	547	27,645
Calgon Carbon Corp.	1,018	17,306
Hawkins Inc.	192	10,359
Koppers Holdings Inc.	406	16,362	(a)
Kronos Worldwide Inc.	464	5,540
LyondellBasell Industries N.V., Class A	14,795	1,269,115
Olin Corp.	4,544	116,372
Trecora Resources	399	5,526	(a)
Tredegar Corp.	513	12,312
Trinseo S.A.	516	30,599
Tronox Ltd., Class A	1,301	13,413
		1,524,549

Communications Equipment—0.4%
ADTRAN Inc.	987	22,059
Aerohive Networks Inc.	476	2,713	(a)
Applied Optoelectronics Inc.	335	7,852	(a)
Bel Fuse Inc., Class B	184	5,686
Black Box Corp.	300	4,575
Brocade Communications Systems Inc.	3,526	44,040
CalAmp Corp.	717	10,397	(a)
Calix Inc.	830	6,391	(a)
Ciena Corp.	3,909	95,419	(a)
Cisco Systems Inc.	225,034	6,800,527
Clearfield Inc.	229	4,740	(a)
Comtech Telecommunications Corp.	451	5,344
Digi International Inc.	520	7,150	(a)
EMCORE Corp.	471	4,098
Extreme Networks Inc.	2,073	10,427	(a)
F5 Networks Inc.	2,912	421,425	(a)
Finisar Corp.	2,115	64,021	(a)
Harmonic Inc.	1,543	7,715	(a)
Harris Corp.	5,542	567,889

Infinera Corp.	2,823	23,967	(a)
InterDigital Inc.	965	88,153
Ixia	1,288	20,737	(a)
Juniper Networks Inc.	17,303	488,983
KVH Industries Inc.	306	3,611	(a)
Lumentum Holdings Inc.	950	36,717	(a)
Motorola Solutions Inc.	7,534	624,493
NETGEAR Inc.	648	35,219	(a)
NetScout Systems Inc.	2,500	78,750	(a)
Oclaro Inc.	2,162	19,350	(a)
Plantronics Inc.	952	52,132
ShoreTel Inc.	1,348	9,638	(a)
Sonus Networks Inc.	960	6,048	(a)
Ubiquiti Networks Inc.	519	29,998	(a)
ViaSat Inc.	1,456	96,416	(a)
Viavi Solutions Inc.	4,696	38,413	(a)
		9,745,093

Computer & Electronics Retail—0.0% *
Best Buy Company Inc.	12,268	523,476
Conn’s Inc.	410	5,186	(a)
GameStop Corp., Class A	904	22,835
Rent-A-Center Inc.	1,039	11,689
		563,186

Construction & Engineering—0.1%
AECOM	1,341	48,759	(a)
Aegion Corp.	697	16,519	(a)
Ameresco Inc., Class A	412	2,266	(a)
Argan Inc.	270	19,049
Comfort Systems USA Inc.	742	24,709
Dycom Industries Inc.	828	66,480	(a)
EMCOR Group Inc.	1,718	121,566
Fluor Corp.	6,133	322,105
Granite Construction Inc.	1,098	60,390
Great Lakes Dredge & Dock Corp.	1,192	5,006	(a)
HC2 Holdings Inc.	645	3,825	(a)
IES Holdings Inc.	156	2,987	(a)
Jacobs Engineering Group Inc.	5,490	312,930	(a)
KBR Inc.	1,234	20,595
Layne Christensen Co.	358	3,891	(a)
MasTec Inc.	1,272	48,654	(a)
MYR Group Inc.	279	10,513	(a)
NV5 Global Inc.	147	4,910	(a)
Orion Group Holdings Inc.	522	5,194	(a)
Primoris Services Corp.	807	18,383
Quanta Services Inc.	6,828	237,956	(a)
Tutor Perini Corp.	755	21,140	(a)
Valmont Industries Inc.	198	27,898
		1,405,725

Construction Machinery & Heavy Trucks—0.2%
Alamo Group Inc.	188	14,307
American Railcar Industries Inc.	157	7,111
Astec Industries Inc.	387	26,107
Blue Bird Corp.	119	1,839	(a)
Caterpillar Inc.	26,215	2,431,179
Cummins Inc.	6,914	944,936
Douglas Dynamics Inc.	446	15,008
Federal Signal Corp.	1,207	18,841
FreightCar America Inc.	248	3,703

Joy Global Inc.	2,675	74,900
Meritor Inc.	1,624	20,170	(a)
Miller Industries Inc.	220	5,819
Navistar International Corp.	996	31,245	(a)
Oshkosh Corp.	650	41,997
PACCAR Inc.	15,847	1,012,623
Supreme Industries Inc., Class A	262	4,113
Terex Corp.	911	28,724
The Greenbrier Companies Inc.	523	21,731
The Manitowoc Company Inc.	2,546	15,225	(a)
Trinity Industries Inc.	1,312	36,421
Wabash National Corp.	1,298	20,534	(a)
Wabtec Corp.	773	64,174
		4,840,707

Construction Materials—0.1%
Eagle Materials Inc.	417	41,087
Forterra Inc.	361	7,819	(a)
Headwaters Inc.	1,457	34,269	(a)
Martin Marietta Materials Inc.	2,855	632,468
Summit Materials Inc., Class A	1,512	35,969	(a)
United States Lime & Minerals Inc.	38	2,879
US Concrete Inc.	286	18,733	(a)
Vulcan Materials Co.	5,976	747,896
		1,521,120

Consumer Electronics—0.0% *
GoPro Inc., Class A	2,032	17,699	(a)
Harman International Industries Inc.	3,153	350,487
Universal Electronics Inc.	282	18,203	(a)
ZAGG Inc.	571	4,054	(a)
		390,443

Consumer Finance—0.3%
American Express Co.	34,485	2,554,649
Capital One Financial Corp.	21,475	1,873,479
Discover Financial Services	17,682	1,274,695
Encore Capital Group Inc.	477	13,666	(a)
Enova International Inc.	538	6,752	(a)
EZCORP Inc., Class A	1,014	10,799	(a)
FirstCash Inc.	861	40,467
Green Dot Corp., Class A	854	20,112	(a)
LendingClub Corp.	6,305	33,101	(a)
Navient Corp.	13,529	222,281
Nelnet Inc., Class A	401	20,351
PRA Group Inc.	797	31,163	(a)
Regional Management Corp.	214	5,624	(a)
SLM Corp.	3,739	41,204	(a)
Synchrony Financial	35,221	1,277,466
World Acceptance Corp.	123	7,906	(a)
		7,433,715

Copper—0.0% *
Freeport-McMoRan Inc.	55,248	728,721	(a)
Southern Copper Corp.	3,979	127,089
		855,810

Data Processing & Outsourced Services—0.9%
ALJ Regional Holdings Inc.	363	1,594	(a)
Alliance Data Systems Corp.	2,559	584,731
Automatic Data Processing Inc.	20,021	2,057,758
Blackhawk Network Holdings Inc.	1,034	38,956	(a)

Broadridge Financial Solutions Inc.	1,033	68,488
Cardtronics PLC, Class A	861	46,985	(a)
Cass Information Systems Inc.	216	15,891
Convergys Corp.	2,612	64,151
CoreLogic Inc.	749	27,586	(a)
CSG Systems International Inc.	638	30,879
DST Systems Inc.	277	29,681
ExlService Holdings Inc.	647	32,635	(a)
Fidelity National Information Services Inc.	14,810	1,120,228
Fiserv Inc.	9,743	1,035,486	(a)
Global Payments Inc.	6,903	479,137
Information Services Group Inc.	600	2,184	(a)
Jack Henry & Associates Inc.	681	60,459
Mastercard Inc., Class A	42,552	4,393,494
MAXIMUS Inc.	1,762	98,302
MoneyGram International Inc.	597	7,051	(a)
NeuStar Inc., Class A	1,546	51,636	(a)
Paychex Inc.	14,462	880,447
PayPal Holdings Inc.	50,313	1,985,854	(a)
Planet Payment Inc.	840	3,427	(a)
Sykes Enterprises Inc.	767	22,136	(a)
Syntel Inc.	641	12,685
TeleTech Holdings Inc.	320	9,760
The Western Union Co.	21,645	470,129
Total System Services Inc.	7,481	366,793
Visa Inc., Class A	83,577	6,520,678
WEX Inc.	338	37,721	(a)
Xerox Corp.	38,471	335,852
		20,892,794

Department Stores—0.1%
JC Penney Company Inc.	2,671	22,196	(a)
Kohl’s Corp.	7,918	390,991
Macy’s Inc.	13,675	489,702
Nordstrom Inc.	5,254	251,824
Sears Holdings Corp.	223	2,072	(a)
		1,156,785

Distillers & Vintners—0.1%
Brown-Forman Corp., Class B	8,246	370,410
Constellation Brands Inc., Class A	8,008	1,227,707
MGP Ingredients Inc.	249	12,445
		1,610,562

Distributors—0.1%
Core-Mark Holding Company Inc.	911	39,237
Genuine Parts Co.	6,737	643,653
LKQ Corp.	14,050	430,632	(a)
Pool Corp.	359	37,458
Weyco Group Inc.	129	4,038
		1,155,018

Diversified Banks—2.0%
Bank of America Corp.	452,519	10,000,670
Citigroup Inc.	127,653	7,586,418
Comerica Inc.	7,704	524,719
JPMorgan Chase & Co.	160,258	13,828,663
U.S. Bancorp	71,631	3,679,684
Wells Fargo & Co.	202,406	11,154,595
		46,774,749

Diversified Chemicals—0.3%
Eastman Chemical Co.	6,568	493,979
EI du Pont de Nemours & Co.	38,813	2,848,874
LSB Industries Inc.	420	3,537	(a)
The Chemours Co.	3,503	77,381
The Dow Chemical Co.	50,142	2,869,125
		6,292,896

Diversified Metals & Mining—0.0% *
Compass Minerals International Inc.	294	23,035
Materion Corp.	401	15,880
		38,915

Diversified Real Estate Activities—0.0% *
Alexander & Baldwin Inc.	1,274	57,164
Consolidated-Tomoka Land Co.	80	4,274
Tejon Ranch Co.	280	7,120	(a)
The RMR Group Inc. Class A	135	5,333
The St Joe Co.	1,006	19,114	(a)
		93,005

Diversified REITs—0.0% *
American Assets Trust Inc.	777	33,473
Armada Hoffler Properties Inc.	631	9,194
First Potomac Realty Trust	1,172	12,857
Gladstone Commercial Corp.	448	9,005
Global Net Lease Inc.	3,440	26,935
Gramercy Property Trust	7,894	72,467
Investors Real Estate Trust	2,456	17,511
iStar Inc.	1,279	15,821	(a)
Lexington Realty Trust	4,164	44,971
Liberty Property Trust	1,280	50,560
One Liberty Properties Inc.	117	2,939
PS Business Parks Inc.	355	41,365
RAIT Financial Trust	1,861	6,253
Select Income REIT	1,267	31,928
Washington Real Estate Investment Trust	1,402	45,831
Whitestone REIT	546	7,852
		428,962

Diversified Support Services—0.0% *
Cintas Corp.	3,869	447,102
Copart Inc.	894	49,537	(a)
G&K Services Inc., Class A	391	37,712
Healthcare Services Group Inc.	1,284	50,294
Matthews International Corp., Class A	610	46,879
McGrath RentCorp.	471	18,458
Mobile Mini Inc.	888	26,862
UniFirst Corp.	285	40,940
Viad Corp.	397	17,508
VSE Corp.	166	6,447
		741,739

Drug Retail—0.3%
CVS Health Corp.	47,588	3,755,169
Walgreens Boots Alliance Inc.	38,053	3,149,266
		6,904,435

Education Services—0.0% *
American Public Education Inc.	312	7,660	(a)
Apollo Education Group Inc.	1,717	16,998	(a)
Bridgepoint Education Inc.	363	3,677	(a)
Bright Horizons Family Solutions Inc.	809	56,646	(a)

Cambium Learning Group Inc.	198	988	(a)
Capella Education Co.	228	20,018
Career Education Corp.	1,342	13,541	(a)
Chegg Inc.	1,625	11,993	(a)
DeVry Education Group Inc.	1,715	53,508
Graham Holdings Co., Class B	40	20,478
Grand Canyon Education Inc.	865	50,559	(a)
Houghton Mifflin Harcourt Co.	2,485	26,962	(a)
K12 Inc.	679	11,652	(a)
Strayer Education Inc.	212	17,094	(a)
		311,774

Electric Utilities—0.8%
ALLETE Inc.	916	58,798
Alliant Energy Corp.	10,171	385,379
American Electric Power Company Inc.	22,032	1,387,135
Duke Energy Corp.	30,644	2,378,587
Edison International	14,728	1,060,269
El Paso Electric Co.	808	37,572
Entergy Corp.	7,994	587,319
Eversource Energy	14,333	791,612
Exelon Corp.	41,316	1,466,305
FirstEnergy Corp.	19,022	589,111
Genie Energy Ltd., Class B	237	1,363	(a)
Great Plains Energy Inc.	1,837	50,242
Hawaiian Electric Industries Inc.	944	31,218
IDACORP Inc.	1,433	115,428
MGE Energy Inc.	667	43,555
NextEra Energy Inc.	20,781	2,482,498
OGE Energy Corp.	1,743	58,303
Otter Tail Corp.	650	26,520
PG&E Corp.	22,535	1,369,452
Pinnacle West Capital Corp.	5,026	392,179
PNM Resources Inc.	2,156	73,951
Portland General Electric Co.	1,673	72,491
PPL Corp.	30,437	1,036,380
Spark Energy Inc., Class A	99	3,000
The Empire District Electric Co.	883	30,101
The Southern Co.	43,436	2,136,617
Westar Energy Inc.	1,231	69,367
Xcel Energy Inc.	22,733	925,233
		17,659,985

Electrical Components & Equipment—0.2%
Acuity Brands Inc.	1,966	453,871
Allied Motion Technologies Inc.	124	2,652
American Superconductor Corp.	226	1,666	(a)
AMETEK Inc.	10,523	511,418
Atkore International Group Inc.	242	5,786	(a)
Eaton Corporation PLC	20,255	1,358,908
Emerson Electric Co.	28,795	1,605,321
Encore Wire Corp.	404	17,513
Energous Corp.	298	5,021	(a)
EnerSys	1,223	95,516
FuelCell Energy Inc.	559	978	(a)
Generac Holdings Inc.	1,189	48,440	(a)
General Cable Corp.	976	18,593
Hubbell Inc.	451	52,632
LSI Industries Inc.	481	4,685
Plug Power Inc.	3,634	4,361	(a)
Powell Industries Inc.	173	6,747

Preformed Line Products Co.	47	2,732
Regal Beloit Corp.	389	26,938
Rockwell Automation Inc.	5,749	772,666
Sunrun Inc.	1,262	6,701	(a)
Thermon Group Holdings Inc.	642	12,256	(a)
Vicor Corp.	332	5,013	(a)
		5,020,414

Electronic Components—0.1%
Amphenol Corp., Class A	13,908	934,618
AVX Corp.	927	14,489
Belden Inc.	1,136	84,939
Corning Inc.	42,992	1,043,416
II-VI Inc.	1,190	35,284	(a)
InvenSense Inc.	1,655	21,168	(a)
Knowles Corp.	2,565	42,861	(a)
Littelfuse Inc.	603	91,517
Rogers Corp.	361	27,728	(a)
Universal Display Corp.	797	44,871	(a)
Vishay Intertechnology Inc.	3,877	62,807
		2,403,698

Electronic Equipment & Instruments—0.0% *
Badger Meter Inc.	562	20,766
Cognex Corp.	754	47,970
Coherent Inc.	441	60,587	(a)
Control4 Corp.	403	4,111	(a)
Daktronics Inc.	742	7,939
Electro Scientific Industries Inc.	523	3,096	(a)
FARO Technologies Inc.	333	11,988	(a)
FLIR Systems Inc.	6,085	220,216
Itron Inc.	667	41,921	(a)
Keysight Technologies Inc.	1,483	54,233	(a)
Mesa Laboratories Inc.	60	7,365
MTS Systems Corp.	335	18,995
National Instruments Corp.	922	28,416
Novanta Inc.	630	13,230	(a)
OSI Systems Inc.	349	26,566	(a)
VeriFone Systems Inc.	962	17,056	(a)
Vishay Precision Group Inc.	239	4,517	(a)
Zebra Technologies Corp., Class A	466	39,964	(a)
		628,936

Electronic Manufacturing Services—0.0% *
Benchmark Electronics Inc.	987	30,103	(a)
CTS Corp.	627	14,045
IPG Photonics Corp.	325	32,081	(a)
Jabil Circuit Inc.	1,614	38,203
Kimball Electronics Inc.	561	10,210	(a)
Maxwell Technologies Inc.	632	3,236	(a)
Methode Electronics Inc.	731	30,227
Park Electrochemical Corp.	391	7,292
Plexus Corp.	665	35,937	(a)
Radisys Corp.	716	3,172	(a)
Sanmina Corp.	1,404	51,457	(a)
Trimble Inc.	2,176	65,606	(a)
TTM Technologies Inc.	1,448	19,736	(a)
		341,305

Environmental & Facilities Services—0.1%
ABM Industries Inc.	1,071	43,740
Advanced Disposal Services Inc.	434	9,643	(a)

Aqua Metals Inc.	218	2,858	(a)
Casella Waste Systems Inc., Class A	768	9,531	(a)
CECO Environmental Corp.	591	8,244
Clean Harbors Inc.	455	25,321	(a)
Heritage-Crystal Clean Inc.	258	4,051	(a)
Republic Services Inc.	10,346	590,239
Rollins Inc.	837	28,274
SP Plus Corp.	343	9,655	(a)
Stericycle Inc.	3,842	295,988	(a)
Team Inc.	581	22,804	(a)
Tetra Tech Inc.	1,044	45,049
TRC Companies Inc.	375	3,975	(a)
US Ecology Inc.	437	21,478
Waste Management Inc.	17,879	1,267,800
		2,388,650

Fertilizers & Agricultural Chemicals—0.1%
AgroFresh Solutions Inc.	436	1,155	(a)
American Vanguard Corp.	568	10,877
CF Industries Holdings Inc.	10,539	331,768
FMC Corp.	6,166	348,749
Monsanto Co.	19,441	2,045,388
The Mosaic Co.	15,737	461,566
The Scotts Miracle-Gro Co., Class A	387	36,978
		3,236,481

Financial Exchanges & Data—0.3%
CBOE Holdings Inc.	704	52,018
CME Group Inc.	15,259	1,760,126
FactSet Research Systems Inc.	348	56,874
Intercontinental Exchange Inc.	26,630	1,502,464
MarketAxess Holdings Inc.	326	47,896
Moody’s Corp.	7,462	703,443
MSCI Inc.	815	64,206
Nasdaq Inc.	5,160	346,339
S&P Global Inc.	11,408	1,226,816
		5,760,182

Food Distributors—0.1%
Performance Food Group Co.	746	17,904	(a)
SpartanNash Co.	737	29,141
Sysco Corp.	22,177	1,227,940
The Andersons Inc.	537	24,004
The Chefs’ Warehouse Inc.	390	6,162	(a)
United Natural Foods Inc.	1,333	63,611	(a)
		1,368,762

Food Retail—0.1%
Casey’s General Stores Inc.	339	40,300
Ingles Markets Inc., Class A	277	13,324
Natural Grocers by Vitamin Cottage Inc.	188	2,235	(a)
Smart & Final Stores Inc.	456	6,430	(a)
Sprouts Farmers Market Inc.	1,159	21,928	(a)
SUPERVALU Inc.	5,348	24,975	(a)
The Kroger Co.	42,268	1,458,669
Village Super Market Inc., Class A	143	4,419
Weis Markets Inc.	188	12,566
Whole Foods Market Inc.	14,303	439,960
		2,024,806

Footwear—0.1%
Crocs Inc.	1,482	10,167	(a)
Deckers Outdoor Corp.	906	50,183	(a)
NIKE Inc., Class B	59,872	3,043,294
Skechers U.S.A. Inc., Class A	1,157	28,439	(a)
Steven Madden Ltd.	1,111	39,718	(a)
Wolverine World Wide Inc.	1,891	41,507
		3,213,308

Forest Products—0.0% *
Boise Cascade Co.	785	17,662	(a)
Deltic Timber Corp.	211	16,262
Louisiana-Pacific Corp.	3,885	73,543	(a)
		107,467

Gas Utilities—0.0% *
Atmos Energy Corp.	907	67,254
Chesapeake Utilities Corp.	295	19,750
Delta Natural Gas Company Inc.	140	4,106
National Fuel Gas Co.	749	42,423
New Jersey Resources Corp.	2,409	85,520
Northwest Natural Gas Co.	543	32,471
ONE Gas Inc.	1,420	90,823
South Jersey Industries Inc.	1,536	51,748
Southwest Gas Corp.	1,338	102,518
Spire Inc.	861	55,578
UGI Corp.	1,514	69,765
WGL Holdings Inc.	1,381	105,343
		727,299

General Merchandise Stores—0.2%
Big Lots Inc.	1,253	62,913
Dollar General Corp.	11,416	845,583
Dollar Tree Inc.	10,648	821,813	(a)
Fred’s Inc., Class A	706	13,103
Ollie’s Bargain Outlet Holdings Inc.	405	11,522	(a)
Target Corp.	25,190	1,819,474
Tuesday Morning Corp.	903	4,876	(a)
		3,579,284

Gold—0.0% *
Gold Resource Corp.	1,024	4,454
Newmont Mining Corp.	23,925	815,125
Royal Gold Inc.	576	36,490
		856,069

Health Care REITs—0.1%
Care Capital Properties Inc.	733	18,325
CareTrust REIT Inc.	1,163	17,817
Community Healthcare Trust Inc.	257	5,919
Global Medical REIT Inc.	302	2,694
HCP Inc.	21,138	628,221
Healthcare Realty Trust Inc.	3,247	98,449
LTC Properties Inc.	754	35,423
MedEquities Realty Trust Inc.	402	4,462
Medical Properties Trust Inc.	8,262	101,623
National Health Investors Inc.	684	50,732
New Senior Investment Group Inc.	1,540	15,077
Omega Healthcare Investors Inc.	1,688	52,767
Physicians Realty Trust	2,472	46,869
Quality Care Properties Inc.	825	12,788	(a)
Sabra Health Care REIT Inc.	1,300	31,746

Senior Housing Properties Trust	2,051	38,825
Universal Health Realty Income Trust REIT	248	16,266
Ventas Inc.	15,878	992,693
Welltower Inc.	16,179	1,082,860
		3,253,556

Healthcare Distributors—0.2%
Aceto Corp.	584	12,831
AmerisourceBergen Corp.	7,350	574,697
Cardinal Health Inc.	14,402	1,036,512
Henry Schein Inc.	3,609	547,521	(a)
McKesson Corp.	10,103	1,418,966
Owens & Minor Inc.	1,649	58,193
Patterson Companies Inc.	3,915	160,632
PharMerica Corp.	593	14,914	(a)
		3,824,266

Healthcare Equipment—0.7%
Abaxis Inc.	440	23,219
Abbott Laboratories	65,371	2,510,900
ABIOMED Inc.	354	39,889	(a)
Accuray Inc.	1,606	7,388	(a)
Analogic Corp.	249	20,655
AngioDynamics Inc.	538	9,076	(a)
AtriCure Inc.	633	12,388	(a)
Avinger Inc.	360	1,332	(a)
AxoGen Inc.	476	4,284	(a)
Baxter International Inc.	22,133	981,377
Becton Dickinson and Co.	9,525	1,576,864
Boston Scientific Corp.	61,218	1,324,145	(a)
Cantel Medical Corp.	654	51,502
Cardiovascular Systems Inc.	641	15,519	(a)
ConforMIS Inc.	723	5,856	(a)
CONMED Corp.	553	24,426
Corindus Vascular Robotics Inc.	922	644	(a)
CR Bard Inc.	3,321	746,096
CryoLife Inc.	638	12,218
Cutera Inc.	215	3,730	(a)
Cynosure Inc., Class A	475	21,660	(a)
Danaher Corp.	26,970	2,099,345
Edwards Lifesciences Corp.	9,623	901,675	(a)
Entellus Medical Inc.	169	3,206	(a)
Exactech Inc.	209	5,706	(a)
GenMark Diagnostics Inc.	807	9,878	(a)
Glaukos Corp.	336	11,525	(a)
Globus Medical Inc., Class A	2,006	49,769	(a)
Hill-Rom Holdings Inc.	525	29,473
Hologic Inc.	12,541	503,145	(a)
IDEXX Laboratories Inc.	783	91,822	(a)
Inogen Inc.	326	21,897	(a)
Insulet Corp.	1,088	40,996	(a)
Integer Holdings Corp.	613	18,053	(a)
Integra LifeSciences Holdings Corp.	577	49,501	(a)
Intuitive Surgical Inc.	1,739	1,102,822	(a)
Invacare Corp.	640	8,352
InVivo Therapeutics Holdings Corp.	656	2,755	(a)
iRadimed Corp.	88	977	(a)
IRIDEX Corp.	151	2,123	(a)
K2M Group Holdings Inc.	519	10,401	(a)
LeMaitre Vascular Inc.	275	6,968
Masimo Corp.	785	52,909	(a)

Natus Medical Inc.	652	22,690	(a)
Nevro Corp.	481	34,949	(a)
NuVasive Inc.	1,354	91,205	(a)
NxStage Medical Inc.	1,275	33,418	(a)
Orthofix International N.V.	349	12,627	(a)
Penumbra Inc.	511	32,602	(a)
ResMed Inc.	1,230	76,321
Rockwell Medical Inc.	970	6,354	(a)
Second Sight Medical Products Inc.	191	376	(a)
St Jude Medical Inc.	12,817	1,027,795
Stryker Corp.	13,819	1,655,654
SurModics Inc.	261	6,629	(a)
Tandem Diabetes Care Inc.	374	804	(a)
Teleflex Inc.	382	61,559
TransEnterix Inc.	1,481	1,925	(a)
Varian Medical Systems Inc.	4,263	382,732	(a)
Zeltiq Aesthetics Inc.	711	30,943	(a)
Zimmer Biomet Holdings Inc.	9,043	933,238
		16,828,287

Healthcare Facilities—0.1%
AAC Holdings Inc.	202	1,462	(a)
Capital Senior Living Corp.	563	9,036	(a)
Community Health Systems Inc.	2,220	12,410	(a)
Genesis Healthcare Inc.	651	2,767	(a)
HCA Holdings Inc.	13,145	972,993	(a)
HealthSouth Corp.	2,442	100,708
Kindred Healthcare Inc.	1,691	13,274
LifePoint Health Inc.	349	19,823	(a)
National HealthCare Corp.	223	16,901
Quorum Health Corp.	595	4,326	(a)
Select Medical Holdings Corp.	2,144	28,408	(a)
Surgery Partners Inc.	372	5,896	(a)
Surgical Care Affiliates Inc.	535	24,754	(a)
Tenet Healthcare Corp.	720	10,685	(a)
The Ensign Group Inc.	957	21,255
Universal Health Services Inc., Class B	4,049	430,733
US Physical Therapy Inc.	243	17,059
VCA Inc.	714	49,016	(a)
		1,741,506

Healthcare Services—0.2%
Addus HomeCare Corp.	151	5,293	(a)
Adeptus Health Inc., Class A	264	2,017	(a)
Air Methods Corp.	632	20,129	(a)
Almost Family Inc.	161	7,100	(a)
Amedisys Inc.	559	23,830	(a)
American Renal Associates Holdings Inc.	175	3,724	(a)
AMN Healthcare Services Inc.	949	36,489	(a)
BioScrip Inc.	1,987	2,067	(a)
BioTelemetry Inc.	541	12,091	(a)
Chemed Corp.	310	49,727
Civitas Solutions Inc.	301	5,990	(a)
CorVel Corp.	198	7,247	(a)
Cross Country Healthcare Inc.	643	10,037	(a)
DaVita Inc.	7,106	456,205	(a)
Diplomat Pharmacy Inc.	915	11,529	(a)
Envision Healthcare Corp.	5,283	334,361	(a)
Express Scripts Holding Co.	27,629	1,900,599	(a)
Healthways Inc.	636	14,469	(a)
Laboratory Corporation of America Holdings	4,624	593,629	(a)

Landauer Inc.	192	9,235
LHC Group Inc.	299	13,664	(a)
MEDNAX Inc.	814	54,261	(a)
National Research Corp., Class A	159	3,021
Quest Diagnostics Inc.	6,252	574,559
RadNet Inc.	744	4,799	(a)
Team Health Holdings Inc.	1,249	54,269	(a)
Teladoc Inc.	418	6,897	(a)
The Providence Service Corp.	257	9,779	(a)
		4,227,017

Healthcare Supplies—0.1%
Align Technology Inc.	657	63,157	(a)
Anika Therapeutics Inc.	281	13,758	(a)
Atrion Corp.	27	13,694
Cerus Corp.	2,029	8,826	(a)
DENTSPLY SIRONA Inc.	10,334	596,582
Endologix Inc.	1,626	9,301	(a)
Haemonetics Corp.	974	39,155	(a)
Halyard Health Inc.	1,340	49,553	(a)
ICU Medical Inc.	277	40,816	(a)
Meridian Bioscience Inc.	841	14,886
Merit Medical Systems Inc.	863	22,869	(a)
Neogen Corp.	695	45,870	(a)
OraSure Technologies Inc.	620	5,444	(a)
Quidel Corp.	539	11,545	(a)
RTI Surgical Inc.	1,167	3,793	(a)
Senseonics Holdings Inc.	534	1,426	(a)
STAAR Surgical Co.	816	8,854	(a)
The Cooper Companies Inc.	2,202	385,196
The Spectranetics Corp.	857	20,996	(a)
Utah Medical Products Inc.	69	5,020
Vascular Solutions Inc.	337	18,906	(a)
West Pharmaceutical Services Inc.	634	53,782
		1,433,429

Healthcare Technology—0.0% *
Allscripts Healthcare Solutions Inc.	1,576	16,091	(a)
Castlight Health Inc., Class B	806	3,990	(a)
Cerner Corp.	13,586	643,569	(a)
Computer Programs & Systems Inc.	227	5,357
Cotiviti Holdings Inc.	248	8,531	(a)
Evolent Health Inc. Class A	150	2,220	(a)
HealthStream Inc.	513	12,851	(a)
HMS Holdings Corp.	1,686	30,618	(a)
Medidata Solutions Inc.	1,005	49,918	(a)
Omnicell Inc.	596	20,204	(a)
Quality Systems Inc.	1,030	13,545
Vocera Communications Inc.	498	9,208	(a)
		816,102

Heavy Electrical Equipment—0.0% *
AZZ Inc.	518	33,100
Babcock & Wilcox Enterprises Inc.	919	15,246	(a)
Power Solutions International Inc.	92	690	(a)
TPI Composites Inc.	120	1,925	(a)
		50,961

Home Building—0.1%
Beazer Homes USA Inc.	640	8,512	(a)
CalAtlantic Group Inc.	649	22,072
Cavco Industries Inc.	169	16,875	(a)

Century Communities Inc.	304	6,384	(a)
DR Horton Inc.	15,315	418,559
Green Brick Partners Inc.	472	4,744	(a)
Hovnanian Enterprises Inc., Class A	2,473	6,751	(a)
Installed Building Products Inc.	401	16,561	(a)
KB Home	2,323	36,727
Lennar Corp., Class A	8,391	360,226
LGI Homes Inc.	309	8,877	(a)
M/I Homes Inc.	473	11,910	(a)
MDC Holdings Inc.	835	21,426
Meritage Homes Corp.	766	26,657	(a)
NVR Inc.	31	51,739	(a)
PulteGroup Inc.	13,281	244,105
Taylor Morrison Home Corp., Class A	609	11,729	(a)
The New Home Company Inc.	290	3,396	(a)
Toll Brothers Inc.	1,298	40,238	(a)
TopBuild Corp.	771	27,448	(a)
TRI Pointe Group Inc.	4,094	46,999	(a)
WCI Communities Inc.	437	10,248	(a)
William Lyon Homes, Class A	483	9,191	(a)
		1,411,374

Home Entertainment Software—0.1%
Activision Blizzard Inc.	30,822	1,112,982
Electronic Arts Inc.	13,602	1,071,294	(a)
Rosetta Stone Inc.	383	3,413	(a)
Take-Two Interactive Software Inc.	1,552	76,498	(a)
		2,264,187

Home Furnishing Retail—0.0% *
Aaron’s Inc.	1,813	57,998
Bed Bath & Beyond Inc.	6,980	283,667
Haverty Furniture Companies Inc.	344	8,153
Kirkland’s Inc.	300	4,653	(a)
Pier 1 Imports Inc.	1,653	14,117
RH	1,120	34,384	(a)
Select Comfort Corp.	930	21,036	(a)
Williams-Sonoma Inc.	703	34,018
		458,026
Home Furnishings—0.0% *
Bassett Furniture Industries Inc.	206	6,262
Ethan Allen Interiors Inc.	496	18,278
Flexsteel Industries Inc.	129	7,955
Hooker Furniture Corp.	228	8,653
La-Z-Boy Inc.	929	28,845
Leggett & Platt Inc.	6,043	295,382
Mohawk Industries Inc.	2,856	570,286	(a)
Tempur Sealy International Inc.	443	30,248	(a)
		965,909

Home Improvement Retail—0.4%
Lowe’s Companies Inc.	38,936	2,769,128
Lumber Liquidators Holdings Inc.	532	8,374	(a)
Sears Hometown and Outlet Stores Inc.	152	714	(a)
The Home Depot Inc.	54,607	7,321,707
Tile Shop Holdings Inc.	650	12,707	(a)
		10,112,630

Hotel & Resort REITs—0.1%
Ashford Hospitality Prime Inc.	450	6,143
Ashford Hospitality Trust Inc.	1,574	12,214
Chatham Lodging Trust	758	15,577

Chesapeake Lodging Trust	1,197	30,954
DiamondRock Hospitality Co.	3,897	44,932
FelCor Lodging Trust Inc.	2,755	22,068
Hersha Hospitality Trust	842	18,103
Hospitality Properties Trust	1,418	45,007
Host Hotels & Resorts Inc.	33,169	624,904
LaSalle Hotel Properties	3,068	93,482
Pebblebrook Hotel Trust	1,370	40,758
RLJ Lodging Trust	2,381	58,311
Ryman Hospitality Properties Inc.	785	49,463
Summit Hotel Properties Inc.	1,746	27,988
Sunstone Hotel Investors Inc.	4,236	64,599
Xenia Hotels & Resorts Inc.	1,976	38,374
		1,192,877

Hotels, Resorts & Cruise Lines—0.1%
Carnival Corp.	18,469	961,496
ILG Inc.	2,192	39,829
La Quinta Holdings Inc.	1,712	24,327	(a)
Lindblad Expeditions Holdings Inc.	299	2,826	(a)
Marriott International Inc., Class A	14,452	1,194,891
Marriott Vacations Worldwide Corp.	432	36,655
Red Lion Hotels Corp.	265	2,213	(a)
Royal Caribbean Cruises Ltd.	7,454	611,526
The Marcus Corp.	370	11,655
Wyndham Worldwide Corp.	4,853	370,624
		3,256,042

Household Appliances—0.0% *
Helen of Troy Ltd.	779	65,786	(a)
iRobot Corp.	538	31,446	(a)
NACCO Industries Inc., Class A	76	6,882
Whirlpool Corp.	3,331	605,476
		709,590

Household Products—0.7%
Central Garden & Pet Co.	194	6,419	(a)
Central Garden & Pet Co., Class A	675	20,858	(a)
Church & Dwight Company Inc.	11,642	514,460
Colgate-Palmolive Co.	39,902	2,611,187
Energizer Holdings Inc.	541	24,134
HRG Group Inc.	2,363	36,768	(a)
Kimberly-Clark Corp.	16,019	1,828,088
Oil-Dri Corporation of America	99	3,783
Orchids Paper Products Co.	51	1,335
The Clorox Co.	5,826	699,237
The Procter & Gamble Co.	119,880	10,079,510
WD-40 Co.	280	32,732
		15,858,511

Housewares & Specialties—0.1%
CSS Industries Inc.	171	4,629
Libbey Inc.	448	8,718
Lifetime Brands Inc.	220	3,905
Newell Brands Inc.	21,794	973,102
Tupperware Brands Corp.	442	23,258
		1,013,612
Human Resource & Employment Services—0.0% *
Barrett Business Services Inc.	142	9,102
GP Strategies Corp.	257	7,350	(a)
Heidrick & Struggles International Inc.	371	8,960

Insperity Inc.	314	22,278
Kelly Services Inc., Class A	582	13,339
Kforce Inc.	495	11,434
Korn/Ferry International	1,153	33,933
ManpowerGroup Inc.	585	51,989
On Assignment Inc.	899	39,700	(a)
Robert Half International Inc.	5,883	286,973
TriNet Group Inc.	845	21,649	(a)
TrueBlue Inc.	847	20,879	(a)
WageWorks Inc.	702	50,895	(a)
		578,481

Hypermarkets & Super Centers—0.3%
Costco Wholesale Corp.	19,550	3,130,150
PriceSmart Inc.	380	31,730
Wal-Mart Stores Inc.	67,322	4,653,297
		7,815,177

Independent Power Producers & Energy Traders—0.0% *
AES Corp.	29,366	341,233
Atlantic Power Corp.	2,442	6,105
Dynegy Inc.	2,347	19,856	(a)
NRG Energy Inc.	14,724	180,516
NRG Yield Inc., Class A	688	10,568
NRG Yield Inc., Class C	1,294	20,445
		578,723

Industrial Conglomerates—1.0%
3M Co.	26,893	4,802,283
Carlisle Companies Inc.	562	61,983
General Electric Co.	396,151	12,518,372	(c)
Honeywell International Inc.	34,099	3,950,369
Raven Industries Inc.	731	18,421
Roper Technologies Inc.	4,557	834,296
		22,185,724

Industrial Gases—0.1%
Air Products & Chemicals Inc.	9,787	1,407,566
Praxair Inc.	12,826	1,503,079
		2,910,645

Industrial Machinery—0.4%
Actuant Corp., Class A	1,179	30,595
Albany International Corp., Class A	573	26,530
Altra Industrial Motion Corp.	505	18,634
Barnes Group Inc.	964	45,713
Briggs & Stratton Corp.	853	18,988
Chart Industries Inc.	612	22,044	(a)
CIRCOR International Inc.	331	21,475
CLARCOR Inc.	1,301	107,293
Columbus McKinnon Corp.	393	10,627
Crane Co.	433	31,228
DMC Global Inc.	281	4,454
Donaldson Company Inc.	1,161	48,855
Dover Corp.	6,913	517,991
Energy Recovery Inc.	693	7,173	(a)
EnPro Industries Inc.	433	29,167
ESCO Technologies Inc.	507	28,722
Flowserve Corp.	5,891	283,063
Fortive Corp.	13,426	720,036
Franklin Electric Company Inc.	922	35,866
Gencor Industries Inc.	118	1,853	(a)

Global Brass & Copper Holdings Inc.	420	14,406
Graco Inc.	481	39,966
Graham Corp.	195	4,319
Hardinge Inc.	228	2,526
Harsco Corp.	1,636	22,250
Hillenbrand Inc.	1,125	43,144
Hurco Companies Inc.	128	4,237
Hyster-Yale Materials Handling Inc.	189	12,053
IDEX Corp.	665	59,890
Illinois Tool Works Inc.	14,041	1,719,461
Ingersoll-Rand PLC	11,677	876,242
ITT Inc.	765	29,506
John Bean Technologies Corp.	528	45,382
Kadant Inc.	215	13,158
Kennametal Inc.	2,225	69,553
Lincoln Electric Holdings Inc.	541	41,478
Lydall Inc.	332	20,534	(a)
Milacron Holdings Corp.	292	5,440	(a)
Mueller Industries Inc.	1,081	43,197
Mueller Water Products Inc., Class A	2,969	39,517
NN Inc.	530	10,097
Nordson Corp.	463	51,879
Omega Flex Inc.	58	3,234
Parker-Hannifin Corp.	5,995	839,300
Proto Labs Inc.	495	25,418	(a)
RBC Bearings Inc.	452	41,950	(a)
Rexnord Corp.	1,661	32,539	(a)
Snap-on Inc.	2,626	449,755
SPX Corp.	833	19,759	(a)
SPX FLOW Inc.	707	22,666	(a)
Standex International Corp.	254	22,314
Stanley Black & Decker Inc.	6,801	780,007
Sun Hydraulics Corp.	469	18,746
Tennant Co.	352	25,062
The ExOne Co.	197	1,840	(a)
The Gorman-Rupp Co.	355	10,987
The Timken Co.	611	24,257
TriMas Corp.	902	21,197	(a)
Watts Water Technologies Inc., Class A	554	36,121
Woodward Inc.	1,461	100,882
Xylem Inc.	8,099	401,062
		8,055,638

Industrial REITs—0.1%
DCT Industrial Trust Inc.	797	38,160
Duke Realty Corp.	3,067	81,460
EastGroup Properties Inc.	596	44,009
First Industrial Realty Trust Inc.	3,169	88,890
Monmouth Real Estate Investment Corp., Class A	1,271	19,370
Prologis Inc. REIT	23,706	1,251,440
Rexford Industrial Realty Inc.	1,314	30,472
STAG Industrial Inc.	1,381	32,964
Terreno Realty Corp.	877	24,986
		1,611,751

Insurance Brokers—0.1%
Arthur J Gallagher & Co.	8,123	422,071
Brown & Brown Inc.	993	44,546
Crawford & Co., Class B	241	3,027
eHealth Inc.	364	3,877	(a)

Marsh & McLennan Companies Inc.	23,158	1,565,249
Patriot National Inc.	265	1,232	(a)
		2,040,002

Integrated Oil & Gas—1.3%
Chevron Corp.	84,508	9,946,592
Exxon Mobil Corp.	185,667	16,758,303
Occidental Petroleum Corp.	34,254	2,439,912
		29,144,807

Integrated Telecommunication Services—1.0%
AT&T Inc.	275,057	11,698,174
ATN International Inc.	208	16,667
CenturyLink Inc.	24,509	582,824
Cincinnati Bell Inc.	845	18,886	(a)
Consolidated Communications Holdings Inc.	991	26,608
Fairpoint Communications Inc.	425	7,948	(a)
Frontier Communications Corp.	53,029	179,238
General Communication Inc., Class A	574	11,164	(a)
Hawaiian Telcom Holdco Inc.	118	2,924	(a)
IDT Corp., Class B	352	6,526
Verizon Communications Inc.	182,550	9,744,519
Windstream Holdings Inc.	1,914	14,030
		22,309,508

Internet & Direct Marketing Retail—0.9%
1-800-Flowers.com Inc., Class A	148	1,584	(a)
Amazon.com Inc.	17,625	13,216,459	(a)
Blue Nile Inc.	222	9,020
Duluth Holdings Inc.	194	4,928	(a)
Etsy Inc.	2,111	24,867	(a)
Expedia Inc.	5,447	617,036
FTD Companies Inc.	345	8,225	(a)
Gaia Inc.	99	856	(a)
HSN Inc.	913	31,316
Lands’ End Inc.	298	4,515	(a)
Liberty TripAdvisor Holdings Inc., Class A	1,456	21,913	(a)
Netflix Inc.	19,298	2,389,092	(a)
Nutrisystem Inc.	586	20,305
Overstock.com Inc.	26	455	(a)
PetMed Express Inc.	401	9,251
Shutterfly Inc.	656	32,918	(a)
The Priceline Group Inc.	2,214	3,245,857	(a)
TripAdvisor Inc.	5,284	245,019	(a)
Wayfair Inc., Class A	632	22,151	(a)
		19,905,767

Internet Software & Services—1.6%
2U Inc.	734	22,130	(a)
Actua Corp.	321	4,494	(a)
Akamai Technologies Inc.	7,839	522,705	(a)
Alarm.com Holdings Inc.	205	5,705	(a)
Alphabet Inc., Class A	13,276	10,520,566	(a)
Alphabet Inc., Class C	13,235	10,215,038	(a)
Amber Road Inc.	359	3,260	(a)
Angie’s List Inc.	803	6,609	(a)
Appfolio Inc. Class A	150	3,578	(a)
Autobytel Inc.	177	2,381	(a)
Bankrate Inc.	956	10,564	(a)
Bazaarvoice Inc.	1,658	8,041	(a)
Benefitfocus Inc.	257	7,633	(a)
Blucora Inc.	787	11,608	(a)

Box Inc., Class A	988	13,694	(a)
Brightcove Inc.	606	4,878	(a)
Carbonite Inc.	361	5,920	(a)
Care.com Inc.	232	1,988	(a)
ChannelAdvisor Corp.	467	6,701	(a)
comScore Inc.	1,365	43,107	(a)
Cornerstone OnDemand Inc.	948	40,110	(a)
Coupa Software Inc.	167	4,177	(a)
DHI Group Inc.	1,018	6,363	(a)
EarthLink Holdings Corp.	2,113	11,917
eBay Inc.	46,614	1,383,970	(a)
Endurance International Group Holdings Inc.	1,207	11,225	(a)
Envestnet Inc.	831	29,293	(a)
Facebook Inc., Class A	104,862	12,064,373	(a)
Five9 Inc.	659	9,351	(a)
Gogo Inc.	1,134	10,455	(a)
GrubHub Inc.	1,547	58,198	(a)
GTT Communications Inc.	527	15,151	(a)
Hortonworks Inc.	811	6,739	(a)
Instructure Inc.	210	4,106	(a)
IntraLinks Holdings Inc.	839	11,343	(a)
j2 Global Inc.	1,296	106,013
Limelight Networks Inc.	1,267	3,193	(a)
Liquidity Services Inc.	496	4,836	(a)
LivePerson Inc.	1,079	8,146	(a)
LogMeIn Inc.	458	44,220
Marchex Inc., Class B	661	1,752	(a)
MeetMe Inc.	837	4,126	(a)
MINDBODY Inc., Class A	288	6,134	(a)
New Relic Inc.	440	12,430	(a)
NIC Inc.	1,271	30,377
Numerex Corp., Class A	256	1,894	(a)
Q2 Holdings Inc.	511	14,742	(a)
QuinStreet Inc.	753	2,831	(a)
Quotient Technology Inc.	1,287	13,835	(a)
RealNetworks Inc.	415	2,017	(a)
Reis Inc.	170	3,783
RetailMeNot Inc.	784	7,291	(a)
Rightside Group Ltd.	226	1,869	(a)
Shutterstock Inc.	381	18,105	(a)
SPS Commerce Inc.	331	23,134	(a)
Stamps.com Inc.	307	35,198	(a)
TechTarget Inc.	214	1,825	(a)
TrueCar Inc.	1,096	13,700	(a)
VeriSign Inc.	4,052	308,236	(a)
Web.com Group Inc.	852	18,020	(a)
WebMD Health Corp.	1,039	51,503	(a)
Xactly Corp.	455	5,005	(a)
XO Group Inc.	509	9,900	(a)
Yahoo! Inc.	39,276	1,518,803	(a)
		37,360,289

Investment Banking & Brokerage—0.4%
B. Riley Financial Inc.	155	2,860
BGC Partners Inc., Class A	4,253	43,508
Cowen Group Inc., Class A	531	8,231	(a)
E*TRADE Financial Corp.	12,225	423,596	(a)
Evercore Partners Inc., Class A	764	52,487
GAIN Capital Holdings Inc.	758	4,988
Greenhill & Company Inc.	545	15,096

Houlihan Lokey Inc.	263	8,185
INTL. FCStone Inc.	288	11,405	(a)
Investment Technology Group Inc.	683	13,482
KCG Holdings Inc., Class A	1,010	13,382	(a)
Ladenburg Thalmann Financial Services Inc.	2,143	5,229	(a)
Moelis & Co., Class A	379	12,848
Morgan Stanley	64,261	2,715,027
Piper Jaffray Cos.	281	20,372	(a)
PJT Partners Inc., Class A	229	7,072
Raymond James Financial Inc.	1,102	76,336
Stifel Financial Corp.	1,834	91,608	(a)
The Charles Schwab Corp.	54,153	2,137,419
The Goldman Sachs Group Inc.	16,547	3,962,179
Virtu Financial Inc., Class A	539	8,597
		9,633,907

IT Consulting & Other Services—0.4%
Acxiom Corp.	2,219	59,469	(a)
CACI International Inc., Class A	469	58,297	(a)
Cognizant Technology Solutions Corp., Class A	27,302	1,529,731	(a)
Computer Sciences Corp.	1,227	72,908
CSRA Inc.	6,614	210,590
Datalink Corp.	390	4,391	(a)
EPAM Systems Inc.	891	57,300	(a)
Forrester Research Inc.	194	8,332
Gartner Inc.	722	72,973	(a)
International Business Machines Corp.	38,717	6,426,635
Leidos Holdings Inc.	1,247	63,772
Lionbridge Technologies Inc.	1,138	6,601	(a)
ManTech International Corp., Class A	493	20,829
NCI Inc., Class A	105	1,465
Perficient Inc.	706	12,348	(a)
PFSweb Inc.	271	2,304	(a)
Science Applications International Corp.	1,172	99,386
ServiceSource International Inc.	1,215	6,901	(a)
Teradata Corp.	5,896	160,194	(a)
The Hackett Group Inc.	447	7,894
Unisys Corp.	1,013	15,144	(a)
Virtusa Corp.	553	13,891	(a)
		8,911,355

Leisure Facilities—0.0% *
ClubCorp Holdings Inc.	1,297	18,612
International Speedway Corp., Class A	759	27,931
Intrawest Resorts Holdings Inc.	321	5,730	(a)
Planet Fitness Inc., Class A	350	7,035
SeaWorld Entertainment Inc.	1,348	25,517
Speedway Motorsports Inc.	234	5,071
		89,896

Leisure Products—0.1%
Acushnet Holdings Corp.	436	8,594	(a)
American Outdoor Brands Corp.	1,099	23,167	(a)
Arctic Cat Inc.	268	4,025
Brunswick Corp.	780	42,541
Callaway Golf Co.	1,895	20,769
Escalade Inc.	203	2,680
Hasbro Inc.	5,103	396,962
JAKKS Pacific Inc.	275	1,416	(a)
Johnson Outdoors Inc., Class A	98	3,890
Malibu Boats Inc., Class A	367	7,002	(a)

Marine Products Corp.	125	1,734
Mattel Inc.	15,399	424,242
MCBC Holdings Inc.	148	2,158
Nautilus Inc.	617	11,415	(a)
Polaris Industries Inc.	515	42,431
Sturm Ruger & Company Inc.	374	19,710
Vista Outdoor Inc.	525	19,372	(a)
		1,032,108

Life & Health Insurance—0.4%
Aflac Inc.	18,315	1,274,724
American Equity Investment Life Holding Co.	1,611	36,312
Citizens Inc.	936	9,192	(a)
CNO Financial Group Inc.	4,813	92,169
FBL Financial Group Inc., Class A	194	15,161
Fidelity & Guaranty Life	234	5,546
Genworth Financial Inc., Class A	13,872	52,852	(a)
Independence Holding Co.	139	2,717
Lincoln National Corp.	10,218	677,147
MetLife Inc.	48,873	2,633,766
National Western Life Group Inc., Class A	43	13,364
Primerica Inc.	1,287	88,996
Principal Financial Group Inc.	12,004	694,551
Prudential Financial Inc.	19,152	1,992,957
Torchmark Corp.	4,956	365,555
Trupanion Inc.	287	4,454	(a)
Unum Group	10,347	454,544
		8,414,007

Life Sciences Tools & Services—0.2%
Accelerate Diagnostics Inc.	464	9,628	(a)
Agilent Technologies Inc.	14,495	660,392
Albany Molecular Research Inc.	521	9,774	(a)
Bio-Rad Laboratories Inc., Class A	181	32,993	(a)
Bio-Techne Corp.	330	33,934
Cambrex Corp.	638	34,420	(a)
Charles River Laboratories International Inc.	418	31,848	(a)
ChromaDex Corp.	578	1,913	(a)
Enzo Biochem Inc.	798	5,538	(a)
Fluidigm Corp.	587	4,273	(a)
Illumina Inc.	6,628	848,649	(a)
INC Research Holdings Inc., Class A	779	40,976	(a)
Luminex Corp.	793	16,042	(a)
Medpace Holdings Inc.	162	5,843	(a)
Mettler-Toledo International Inc.	1,204	503,946	(a)
NanoString Technologies Inc.	296	6,601	(a)
NeoGenomics Inc.	1,061	9,093	(a)
Pacific Biosciences of California Inc.	1,184	4,499	(a)
PAREXEL International Corp.	1,435	94,308	(a)
PerkinElmer Inc.	4,946	257,934
PRA Health Sciences Inc.	412	22,710	(a)
Thermo Fisher Scientific Inc.	17,522	2,472,354
Waters Corp.	3,662	492,136	(a)
		5,599,804

Managed Healthcare—0.6%
Aetna Inc.	15,707	1,947,825
Anthem Inc.	11,842	1,702,524
Centene Corp.	7,628	431,058	(a)
Cigna Corp.	11,500	1,533,985
HealthEquity Inc.	865	35,050	(a)

Humana Inc.	6,637	1,354,147
Magellan Health Inc.	443	33,336	(a)
Molina Healthcare Inc.	1,156	62,725	(a)
UnitedHealth Group Inc.	42,621	6,821,065
Universal American Corp.	822	8,179	(a)
WellCare Health Plans Inc.	386	52,913	(a)
		13,982,807

Marine—0.0% *
Kirby Corp.	472	31,388	(a)
Matson Inc.	867	30,683
Scorpio Bulkers Inc.	1,043	5,267	(a)
		67,338

Metal & Glass Containers—0.0% *
AptarGroup Inc.	542	39,810
Ball Corp.	7,876	591,251
Greif Inc., Class A	746	38,277
Greif Inc., Class B	112	7,566
Myers Industries Inc.	439	6,278
Owens-Illinois Inc.	1,400	24,374	(a)
Silgan Holdings Inc.	325	16,633
		724,189

Mortgage REITs—0.0% *
AG Mortgage Investment Trust Inc.	593	10,146
Altisource Residential Corp.	1,062	11,725
Anworth Mortgage Asset Corp.	2,001	10,345
Apollo Commercial Real Estate Finance Inc.	1,462	24,298
Ares Commercial Real Estate Corp.	547	7,510
ARMOUR Residential REIT Inc.	699	15,161
Capstead Mortgage Corp.	1,974	20,115
Colony Capital Inc., Class A	2,027	41,047
CYS Investments Inc.	3,089	23,878
Dynex Capital Inc.	967	6,595
Great Ajax Corp.	272	3,609
Hannon Armstrong Sustainable Infrastructure Capital Inc.	809	15,363
Invesco Mortgage Capital Inc.	2,137	31,200
Ladder Capital Corp., Class A	773	10,606
MTGE Investment Corp.	935	14,680
New Residential Investment Corp.	4,771	75,000
New York Mortgage Trust Inc.	2,225	14,685
Orchid Island Capital Inc.	173	1,874
Owens Realty Mortgage Inc.	17	315
PennyMac Mortgage Investment Trust	1,386	22,689
Redwood Trust Inc.	1,536	23,363
Resource Capital Corp.	613	5,106
Western Asset Mortgage Capital Corp.	844	8,499
		397,809

Motorcycle Manufacturers—0.0% *
Harley-Davidson Inc.	7,962	464,503

Movies & Entertainment—0.6%
AMC Entertainment Holdings Inc., Class A	597	20,089
Cinemark Holdings Inc.	913	35,023
Global Eagle Entertainment Inc.	944	6,098	(a)
Liberty Media Corp.-Liberty Braves, Class A	189	3,873	(a)
Liberty Media Corp.-Liberty Braves, Class C	635	13,075	(a)
Liberty Media Corp.-Liberty Media, Class A	450	14,108	(a)
Liberty Media Corp.-Liberty Media, Class C	925	28,980	(a)
Live Nation Entertainment Inc.	1,162	30,909	(a)

Reading International Inc., Class A	333	5,528	(a)
The Walt Disney Co.	65,605	6,837,353
Time Warner Inc.	34,565	3,336,559
Twenty-First Century Fox Inc., Class A	47,494	1,331,732
Twenty-First Century Fox Inc., Class B	22,014	599,881
Viacom Inc., Class B	15,603	547,665
World Wrestling Entertainment Inc., Class A	730	13,432
		12,824,305

Multi-Line Insurance—0.2%
American Financial Group Inc.	635	55,956
American International Group Inc.	43,571	2,845,622
Assurant Inc.	2,569	238,557
Horace Mann Educators Corp.	813	34,796
Kemper Corp.	1,216	53,869
Loews Corp.	12,497	585,235
National General Holdings Corp.	969	24,215
The Hartford Financial Services Group Inc.	16,946	807,477
		4,645,727

Multi-Sector Holdings—0.6%
Berkshire Hathaway Inc., Class B	85,043	13,860,308	(a)
FNFV Group	1,321	18,098	(a)
Leucadia National Corp.	14,667	341,008
PICO Holdings Inc.	166	2,515	(a)
		14,221,929

Multi-Utilities—0.4%
Ameren Corp.	10,849	569,139
Avista Corp.	1,156	46,228
Black Hills Corp.	1,414	86,735
CenterPoint Energy Inc.	19,467	479,667
CMS Energy Corp.	12,613	524,953
Consolidated Edison Inc.	13,660	1,006,469
Dominion Resources Inc.	27,788	2,128,283
DTE Energy Co.	8,059	793,892
MDU Resources Group Inc.	1,691	48,650
NiSource Inc.	14,814	327,982
NorthWestern Corp.	1,315	74,784
Public Service Enterprise Group Inc.	22,361	981,201
SCANA Corp.	6,459	473,315
Sempra Energy	11,291	1,136,326
Unitil Corp.	278	12,605
Vectren Corp.	716	37,339
WEC Energy Group Inc.	14,278	837,405
		9,564,973

Office REITs—0.1%
Alexandria Real Estate Equities Inc.	681	75,679
Boston Properties Inc.	6,964	875,932
Corporate Office Properties Trust	825	25,756
Cousins Properties Inc.	9,155	77,909
Douglas Emmett Inc.	1,251	45,737
Easterly Government Properties Inc.	637	12,753
Franklin Street Properties Corp.	1,965	25,466
Government Properties Income Trust	1,404	26,767
Highwoods Properties Inc.	872	44,481
Hudson Pacific Properties Inc.	2,083	72,447
Kilroy Realty Corp.	805	58,942
Mack-Cali Realty Corp.	2,490	72,260
New York REIT Inc.	3,330	33,700
NorthStar Realty Europe Corp.	1,010	12,696

Parkway Inc.	850	18,912	(a)
SL Green Realty Corp.	4,535	487,739
Tier REIT Inc.	956	16,625
Vornado Realty Trust	7,767	810,642
		2,794,443

Office Services & Supplies—0.0% *
ACCO Brands Corp.	2,132	27,823	(a)
ARC Document Solutions Inc.	849	4,313	(a)
Essendant Inc.	742	15,508
Herman Miller Inc.	1,647	56,327
HNI Corp.	1,254	70,124
Interface Inc.	1,301	24,133
Kimball International Inc., Class B	741	13,012
Knoll Inc.	964	26,924
MSA Safety Inc.	860	59,624
NL Industries Inc.	176	1,434	(a)
Pitney Bowes Inc.	8,388	127,414
Steelcase Inc., Class A	1,731	30,985
West Corp.	864	21,393
		479,014

Oil & Gas Drilling—0.0% *
Atwood Oceanics Inc.	1,234	16,203
Diamond Offshore Drilling Inc.	583	10,319
Helmerich & Payne Inc.	4,884	378,022
Independence Contract Drilling Inc.	607	4,067	(a)
Nabors Industries Ltd.	2,488	40,803
Parker Drilling Co.	2,400	6,240	(a)
Patterson-UTI Energy Inc.	1,285	34,592
Pioneer Energy Services Corp.	1,279	8,761	(a)
Rowan Companies PLC, Class A	1,088	20,552
Unit Corp.	1,014	27,246	(a)
		546,805

Oil & Gas Equipment & Services—0.4%
Archrock Inc.	1,401	18,493
Baker Hughes Inc.	18,941	1,230,597
Bristow Group Inc.	682	13,967
CARBO Ceramics Inc.	394	4,121	(a)
Dawson Geophysical Co.	401	3,224	(a)
Dril-Quip Inc.	326	19,576	(a)
Era Group Inc.	402	6,822	(a)
Exterran Corp.	630	15,057	(a)
Fairmount Santrol Holdings Inc.	1,496	17,638	(a)
FMC Technologies Inc.	10,199	362,371	(a)
Forum Energy Technologies Inc.	1,202	26,444	(a)
Geospace Technologies Corp.	263	5,355	(a)
Halliburton Co.	38,714	2,094,040
Helix Energy Solutions Group Inc.	2,247	19,819	(a)
Hornbeck Offshore Services Inc.	660	4,765	(a)
Matrix Service Co.	535	12,145	(a)
McDermott International Inc.	4,855	35,878	(a)
National Oilwell Varco Inc.	16,865	631,426
Natural Gas Services Group Inc.	245	7,877	(a)
Newpark Resources Inc.	1,666	12,495	(a)
Oceaneering International Inc.	853	24,063
Oil States International Inc.	1,418	55,302	(a)
PHI Inc.	19	342	(a)
RigNet Inc.	255	5,903	(a)
Schlumberger Ltd.	62,265	5,227,147

SEACOR Holdings Inc.	315	22,453	(a)
Superior Energy Services Inc.	1,319	22,265
Tesco Corp.	871	7,186
TETRA Technologies Inc.	1,871	9,392	(a)
Tidewater Inc.	970	3,308
U.S. Silica Holdings Inc.	1,444	81,846
Willbros Group Inc.	851	2,757	(a)
		10,004,074

Oil & Gas Exploration & Production—0.8%
Abraxas Petroleum Corp.	2,099	5,394	(a)
Anadarko Petroleum Corp.	24,660	1,719,542
Apache Corp.	16,963	1,076,642
Bill Barrett Corp.	986	6,892	(a)
Cabot Oil & Gas Corp.	21,027	491,191
California Resources Corp.	639	13,604	(a)
Callon Petroleum Co.	2,838	43,620	(a)
Carrizo Oil & Gas Inc.	1,117	41,720	(a)
Chesapeake Energy Corp.	29,503	207,111	(a)
Cimarex Energy Co.	4,293	583,419
Clayton Williams Energy Inc.	121	14,430	(a)
Cobalt International Energy Inc.	8,179	9,978	(a)
Concho Resources Inc.	6,426	852,088	(a)
ConocoPhillips	55,125	2,763,967
Contango Oil & Gas Co.	449	4,194	(a)
Denbury Resources Inc.	10,632	39,126	(a)
Devon Energy Corp.	23,664	1,080,735
Earthstone Energy Inc.	35	481	(a)
Eclipse Resources Corp.	1,210	3,231	(a)
Energen Corp.	839	48,385
EOG Resources Inc.	25,717	2,599,989
EP Energy Corp., Class A	772	5,057	(a)
EQT Corp.	7,700	503,580
Erin Energy Corp.	422	1,287	(a)
Evolution Petroleum Corp.	511	5,110
EXCO Resources Inc.	2,832	2,474	(a)
Gulfport Energy Corp.	1,350	29,214	(a)
Hess Corp.	11,970	745,611
Isramco Inc.	13	1,616	(a)
Jones Energy Inc., Class A	1,010	5,050	(a)
Marathon Oil Corp.	37,952	656,949
Matador Resources Co.	1,582	40,752	(a)
Murphy Oil Corp.	7,316	227,747
Newfield Exploration Co.	8,911	360,895	(a)
Noble Energy Inc.	19,220	731,513
Northern Oil and Gas Inc.	939	2,582	(a)
Oasis Petroleum Inc.	4,475	67,751	(a)
Panhandle Oil and Gas Inc., Class A	297	6,994
PDC Energy Inc.	1,041	75,556	(a)
Pioneer Natural Resources Co.	7,567	1,362,590
QEP Resources Inc.	2,110	38,845
Range Resources Corp.	8,496	291,923
Ring Energy Inc.	722	9,379	(a)
RSP Permian Inc.	1,830	81,655	(a)
Sanchez Energy Corp.	1,125	10,159	(a)
SM Energy Co.	848	29,239
Southwestern Energy Co.	22,307	241,362	(a)
Synergy Resources Corp.	3,736	33,288	(a)
W&T Offshore Inc.	631	1,748	(a)
WPX Energy Inc.	2,974	43,331	(a)
		17,218,996

Oil & Gas Refining & Marketing—0.2%
Adams Resources & Energy Inc.	39	1,546
Alon USA Energy Inc.	644	7,329
Clean Energy Fuels Corp.	1,753	5,014	(a)
CVR Energy Inc.	324	8,226
Delek US Holdings Inc.	1,241	29,871
Green Plains Inc.	727	20,247
HollyFrontier Corp.	1,540	50,450
Marathon Petroleum Corp.	23,604	1,188,461
Pacific Ethanol Inc.	556	5,282	(a)
Par Pacific Holdings Inc.	354	5,147	(a)
Phillips 66	19,890	1,718,695
Renewable Energy Group Inc.	729	7,071	(a)
REX American Resources Corp.	114	11,258	(a)
Tesoro Corp.	5,304	463,835
Valero Energy Corp.	20,055	1,370,158
Western Refining Inc.	2,264	85,692
World Fuel Services Corp.	621	28,510
		5,006,792

Oil & Gas Storage & Transportation—0.2%
Dorian LPG Ltd.	488	4,006	(a)
GasLog Ltd.	823	13,250
Gener8 Maritime Inc.	799	3,580	(a)
International Seaways Inc.	128	1,797	(a)
Kinder Morgan Inc.	85,988	1,780,811
Nordic American Tankers Ltd.	1,750	14,700
ONEOK Inc.	9,457	542,926
Overseas Shipholding Group Inc., Class A	385	1,475
SemGroup Corp., Class A	1,254	52,355
Ship Finance International Ltd.	1,206	17,909
Spectra Energy Corp.	31,387	1,289,692
The Williams Companies Inc.	30,800	959,112
		4,681,613

Other Diversified Financial Services—0.0% *
Tiptree Financial Inc., Class A	455	2,798

Packaged Foods & Meats—0.6%
AdvancePierre Foods Holdings Inc.	431	12,835
Amplify Snack Brands Inc.	588	5,180	(a)
B&G Foods Inc.	1,247	54,619
Cal-Maine Foods Inc.	623	27,521
Calavo Growers Inc.	310	19,034
Campbell Soup Co.	8,785	531,229
Conagra Brands Inc.	18,842	745,201
Dean Foods Co.	2,505	54,559
Farmer Brothers Co.	161	5,909	(a)
Flowers Foods Inc.	1,586	31,672
Freshpet Inc.	458	4,649	(a)
General Mills Inc.	26,188	1,617,633
Hormel Foods Corp.	12,208	424,961
Inventure Foods Inc.	381	3,753	(a)
J&J Snack Foods Corp.	300	40,029
John B Sanfilippo & Son Inc.	171	12,037
Kellogg Co.	11,402	840,441
Lamb Weston Holdings Inc.	1,197	45,306	(a)
Lancaster Colony Corp.	512	72,392
Landec Corp.	537	7,411	(a)
Lifeway Foods Inc.	73	840	(a)
McCormick & Company Inc.	5,191	484,476

Mead Johnson Nutrition Co.	8,228	582,213
Mondelez International Inc., Class A	69,206	3,067,902
Omega Protein Corp.	442	11,072	(a)
Post Holdings Inc.	570	45,822	(a)
Sanderson Farms Inc.	401	37,790
Seaboard Corp.	5	19,760	(a)
Seneca Foods Corp., Class A	129	5,166	(a)
Snyder’s-Lance Inc.	2,231	85,537
The Hain Celestial Group Inc.	891	34,776	(a)
The Hershey Co.	6,272	648,713
The JM Smucker Co.	5,264	674,108
The Kraft Heinz Co.	26,440	2,308,741
The WhiteWave Foods Co., Class A	1,549	86,124	(a)
Tootsie Roll Industries Inc.	500	19,875
TreeHouse Foods Inc.	500	36,095	(a)
Tyson Foods Inc., Class A	12,747	786,235
		13,491,616

Paper Packaging—0.1%
AEP Industries Inc.	80	9,288
Avery Dennison Corp.	4,016	282,004
Bemis Company Inc.	815	38,973
International Paper Co.	18,429	977,843
Multi Packaging Solutions International Ltd.	423	6,032	(a)
Packaging Corporation of America	814	69,044
Sealed Air Corp.	8,691	394,050
Sonoco Products Co.	869	45,796
UFP Technologies Inc.	127	3,232	(a)
WestRock Co.	11,333	575,376
		2,401,638

Paper Products—0.0% *
Clearwater Paper Corp.	339	22,222	(a)
Domtar Corp.	547	21,350
KapStone Paper and Packaging Corp.	1,623	35,787
Neenah Paper Inc.	332	28,286
PH Glatfelter Co.	874	20,880
Schweitzer-Mauduit International Inc.	608	27,682
		156,207

Personal Products—0.1%
Avon Products Inc.	12,509	63,045
Coty Inc., Class A	21,301	390,021
Edgewell Personal Care Co.	504	36,787	(a)
elf Beauty Inc.	188	5,441	(a)
Inter Parfums Inc.	351	11,495
Lifevantage Corp.	272	2,217	(a)
Medifast Inc.	210	8,742
Natural Health Trends Corp.	150	3,727
Nature’s Sunshine Products Inc.	183	2,745
Nutraceutical International Corp.	163	5,697
Revlon Inc., Class A	232	6,763	(a)
Synutra International Inc.	366	1,958	(a)
The Estee Lauder Companies Inc., Class A	9,987	763,906
USANA Health Sciences Inc.	208	12,730	(a)
		1,315,274

Pharmaceuticals—1.9%
AcelRx Pharmaceuticals Inc.	701	1,823	(a)
Aclaris Therapeutics Inc.	182	4,939	(a)
Aerie Pharmaceuticals Inc.	482	18,244	(a)
Agile Therapeutics Inc.	236	1,345	(a)

Akorn Inc.	773	16,874	(a)
Allergan PLC	16,800	3,528,168	(a)
Amphastar Pharmaceuticals Inc.	712	13,115	(a)
Ampio Pharmaceuticals Inc.	1,274	1,147	(a)
ANI Pharmaceuticals Inc.	159	9,638	(a)
Aratana Therapeutics Inc.	671	4,818	(a)
Axsome Therapeutics Inc.	180	1,215	(a)
Bio-Path Holdings Inc.	1,689	2,280	(a)
Bristol-Myers Squibb Co.	74,838	4,373,533
Catalent Inc.	2,898	78,130	(a)
Cempra Inc.	867	2,428	(a)
Clearside Biomedical Inc.	164	1,466	(a)
Collegium Pharmaceutical Inc.	270	4,204	(a)
Corcept Therapeutics Inc.	1,502	10,904	(a)
Depomed Inc.	1,223	22,038	(a)
Dermira Inc.	470	14,255	(a)
Durect Corp.	2,560	3,430	(a)
Egalet Corp.	443	3,389	(a)
Eli Lilly & Co.	43,418	3,193,394
Endocyte Inc.	764	1,948	(a)
Flex Pharma Inc.	215	1,135	(a)
Heska Corp.	121	8,664	(a)
Horizon Pharma PLC	2,960	47,893	(a)
Impax Laboratories Inc.	1,468	19,451	(a)
Innoviva Inc.	1,626	17,398	(a)
Intersect ENT Inc.	515	6,231	(a)
Intra-Cellular Therapies Inc.	686	10,352	(a)
Johnson & Johnson	121,823	14,035,228
Lannett Company Inc.	560	12,348	(a)
Lipocine Inc.	291	1,071	(a)
Mallinckrodt PLC	4,828	240,531	(a)
Merck & Company Inc.	123,512	7,271,151
Mylan N.V.	20,790	793,138	(a)
MyoKardia Inc.	227	2,940	(a)
Nektar Therapeutics	2,832	34,749	(a)
Neos Therapeutics Inc.	278	1,626	(a)
Ocular Therapeutix Inc.	319	2,670	(a)
Omeros Corp.	404	4,008	(a)
Pacira Pharmaceuticals Inc.	612	19,768	(a)
Paratek Pharmaceuticals Inc.	362	5,575	(a)
Pfizer Inc.	271,645	8,823,030
Phibro Animal Health Corp., Class A	379	11,105
Prestige Brands Holdings Inc.	1,432	74,607	(a)
Reata Pharmaceuticals Inc., Class A	106	2,314	(a)
Revance Therapeutics Inc.	413	8,549	(a)
SciClone Pharmaceuticals Inc.	1,007	10,876	(a)
Sucampo Pharmaceuticals Inc., Class A	472	6,396	(a)
Supernus Pharmaceuticals Inc.	939	23,710	(a)
Teligent Inc.	826	5,460	(a)
Tetraphase Pharmaceuticals Inc.	738	2,974	(a)
The Medicines Co.	1,285	43,613	(a)
TherapeuticsMD Inc.	3,005	17,339	(a)
Titan Pharmaceuticals Inc.	363	1,452	(a)
WaVe Life Sciences Ltd.	149	3,896	(a)
Zoetis Inc.	22,066	1,181,193
Zogenix Inc.	499	6,063	(a)
		44,071,229

Precious Metals & Minerals—0.0% *
Stillwater Mining Co.	2,328	37,504	(a)

Property & Casualty Insurance—0.2%
Ambac Financial Group Inc.	904	20,340	(a)
AMERISAFE Inc.	379	23,631
Atlas Financial Holdings Inc.	214	3,863	(a)
Baldwin & Lyons Inc., Class B	179	4,511
Cincinnati Financial Corp.	6,771	512,903
Donegal Group Inc., Class A	163	2,849
EMC Insurance Group Inc.	168	5,042
Employers Holdings Inc.	646	25,582
Federated National Holding Co.	257	4,803
First American Financial Corp.	967	35,421
Hallmark Financial Services Inc.	283	3,291	(a)
HCI Group Inc.	185	7,304
Heritage Insurance Holdings Inc.	546	8,556
Infinity Property & Casualty Corp.	215	18,899
Investors Title Co.	28	4,429
Kinsale Capital Group Inc.	133	4,523
MBIA Inc.	2,646	28,312	(a)
Mercury General Corp.	315	18,966
Old Republic International Corp.	2,110	40,090
OneBeacon Insurance Group Ltd., Class A	399	6,404
RLI Corp.	731	46,148
Safety Insurance Group Inc.	289	21,299
Selective Insurance Group Inc.	1,021	43,954
State Auto Financial Corp.	310	8,311
State National Companies Inc.	627	8,690
Stewart Information Services Corp.	457	21,059
The Allstate Corp.	16,516	1,224,166
The Hanover Insurance Group Inc.	366	33,310
The Navigators Group Inc.	222	26,141
The Progressive Corp.	26,072	925,556
The Travelers Companies Inc.	12,536	1,534,657
United Fire Group Inc.	431	21,192
United Insurance Holdings Corp.	350	5,299
Universal Insurance Holdings Inc.	668	18,971
WR Berkley Corp.	842	56,001
		4,774,473

Publishing—0.0% *
Daily Journal Corp.	22	5,320	(a)
Gannett Company Inc.	2,364	22,954
John Wiley & Sons Inc., Class A	389	21,201
Meredith Corp.	1,041	61,575
New Media Investment Group Inc.	781	12,488
News Corp., Class A	17,200	197,112
News Corp., Class B	5,375	63,425
Scholastic Corp.	536	25,455
The New York Times Co., Class A	3,411	45,366
Time Inc.	2,910	51,943
tronc Inc.	541	7,504
		514,343

Railroads—0.3%
CSX Corp.	41,855	1,503,850
Genesee & Wyoming Inc., Class A	536	37,204	(a)
Kansas City Southern	4,846	411,183
Norfolk Southern Corp.	12,974	1,402,100
Union Pacific Corp.	36,947	3,830,665
		7,185,002

Real Estate Development—0.0% *
AV Homes Inc.	240	3,792	(a)
Forestar Group Inc.	678	9,017	(a)
Stratus Properties Inc.	122	3,996	(a)
		16,805

Real Estate Operating Companies—0.0% *
FRP Holdings Inc.	127	4,788	(a)
Kennedy-Wilson Holdings Inc.	1,650	33,825
Trinity Place Holdings Inc.	367	3,402	(a)
		42,015

Real Estate Services—0.0% *
CBRE Group Inc., Class A	13,580	427,634	(a)
HFF Inc. REIT, Class A	722	21,840
Jones Lang LaSalle Inc.	394	39,810
Marcus & Millichap Inc.	308	8,230	(a)
RE/MAX Holdings Inc., Class A	356	19,936
		517,450

Regional Banks—0.7%
1st Source Corp.	314	14,023
Access National Corp.	168	4,664
ACNB Corp.	119	3,719
Allegiance Bancshares Inc.	220	7,953	(a)
American National Bankshares Inc.	166	5,777
Ameris Bancorp.	681	29,692
Ames National Corp.	174	5,742
Arrow Financial Corp.	227	9,194
Associated Banc-Corp.	1,308	32,308
Atlantic Capital Bancshares Inc.	346	6,574	(a)
Banc of California Inc.	981	17,020
BancFirst Corp.	157	14,609
BancorpSouth Inc.	2,309	71,694
Bank of Hawaii Corp.	377	33,436
Bank of Marin Bancorp.	119	8,300
Bank of the Ozarks Inc.	2,542	133,684
Bankwell Financial Group Inc.	110	3,575
Banner Corp.	600	33,486
Bar Harbor Bankshares	117	5,538
BB&T Corp.	36,354	1,709,365
Berkshire Hills Bancorp Inc.	617	22,736
Blue Hills Bancorp Inc.	487	9,131
BNC Bancorp	786	25,073
Boston Private Financial Holdings Inc.	1,663	27,523
Bridge Bancorp Inc.	335	12,697
Brookline Bancorp Inc.	1,394	22,862
Bryn Mawr Bank Corp.	334	14,078
C&F Financial Corp.	62	3,091
Camden National Corp.	304	13,513
Capital Bank Financial Corp., Class A	444	17,427
Capital City Bank Group Inc.	221	4,526
Cardinal Financial Corp.	633	20,756
Carolina Financial Corp.	200	6,158
Cascade Bancorp	621	5,043	(a)
Cathay General Bancorp.	1,982	75,375
CenterState Banks Inc.	931	23,433
Central Pacific Financial Corp.	604	18,978
Central Valley Community Bancorp	178	3,553
Century Bancorp Inc., Class A	55	3,300
Chemical Financial Corp.	1,826	98,914

Chemung Financial Corp.	55	1,999
Citizens & Northern Corp.	239	6,262
Citizens Financial Group Inc.	22,985	818,956
City Holding Co.	295	19,942
CNB Financial Corp.	281	7,514
CoBiz Financial Inc.	753	12,718
Codorus Valley Bancorp Inc.	159	4,547
Columbia Banking System Inc.	1,114	49,774
Commerce Bancshares Inc.	754	43,589
Community Bank System Inc.	827	51,100
Community Trust Bancorp Inc.	306	15,178
ConnectOne Bancorp Inc.	572	14,843
County Bancorp Inc.	84	2,265
CU Bancorp	322	11,528	(a)
Cullen/Frost Bankers Inc.	490	43,233
Customers Bancorp Inc.	487	17,444	(a)
CVB Financial Corp.	1,971	45,195
Eagle Bancorp Inc.	611	37,240	(a)
East West Bancorp Inc.	1,264	64,249
Enterprise Bancorp Inc.	170	6,385
Enterprise Financial Services Corp.	384	16,512
Equity Bancshares Inc., Class A	97	3,263	(a)
Farmers Capital Bank Corp.	144	6,055
Farmers National Banc Corp.	506	7,185
FCB Financial Holdings Inc., Class A	598	28,525	(a)
Fidelity Southern Corp.	420	9,941
Fifth Third Bancorp	33,850	912,934
Financial Institutions Inc.	280	9,576
First BanCorp	394	10,693
First Bancorp Inc.	207	6,852
First Busey Corp.	624	19,207
First Business Financial Services Inc.	163	3,866
First Citizens BancShares Inc., Class A	145	51,475
First Commonwealth Financial Corp.	1,786	25,325
First Community Bancshares Inc.	315	9,494
First Community Financial Partners Inc.	266	3,112	(a)
First Connecticut Bancorp Inc.	275	6,229
First Financial Bancorp.	1,230	34,993
First Financial Bankshares Inc.	1,157	52,296
First Financial Corp.	201	10,613
First Financial Northwest Inc.	175	3,455
First Foundation Inc.	258	7,353	(a)
First Horizon National Corp.	2,048	40,980
First Internet Bancorp	105	3,360
First Interstate Bancsystem Inc., Class A	394	16,765
First Merchants Corp.	815	30,685
First Mid-Illinois Bancshares Inc.	139	4,726
First Midwest Bancorp Inc.	1,513	38,173
First NBC Bank Holding Co.	320	2,336	(a)
First Northwest Bancorp	210	3,276	(a)
Flushing Financial Corp.	557	16,370
FNB Corp.	5,940	95,218
Franklin Financial Network Inc.	187	7,826	(a)
Fulton Financial Corp.	4,668	87,758
German American Bancorp Inc.	285	14,994
Glacier Bancorp Inc.	1,484	53,765
Great Southern Bancorp Inc.	216	11,804
Great Western Bancorp Inc.	1,134	49,431
Green Bancorp Inc.	425	6,460	(a)
Guaranty Bancorp	299	7,236

Hancock Holding Co.	2,184	94,130
Hanmi Financial Corp.	631	22,022
HarborOne Bancorp Inc.	291	5,628	(a)
Heartland Financial USA Inc.	440	21,120
Heritage Commerce Corp.	525	7,576
Heritage Financial Corp.	594	15,295
Heritage Oaks Bancorp	488	6,017
Hilltop Holdings Inc.	1,430	42,614
Home BancShares Inc.	2,213	61,455
HomeTrust Bancshares Inc.	322	8,340	(a)
Hope Bancorp Inc.	2,499	54,703
Horizon Bancorp	358	10,024
Huntington Bancshares Inc.	48,860	645,929
IBERIABANK Corp.	862	72,192
Independent Bank Corp.	404	8,767
Independent Bank Corp.	518	36,493
Independent Bank Group Inc.	223	13,915
International Bancshares Corp.	1,560	63,648
Investors Bancorp Inc.	5,825	81,259
KeyCorp	48,895	893,312
Lakeland Bancorp Inc.	788	15,366
Lakeland Financial Corp.	483	22,875
LCNB Corp.	180	4,185
LegacyTexas Financial Group Inc.	890	38,323
Live Oak Bancshares Inc.	398	7,363
M&T Bank Corp.	6,987	1,092,976
Macatawa Bank Corp.	536	5,580
MainSource Financial Group Inc.	464	15,962
MB Financial Inc.	2,102	99,277
MBT Financial Corp.	362	4,109
Mercantile Bank Corp.	320	12,064
Merchants Bancshares Inc.	117	6,341
Middleburg Financial Corp.	92	3,197
Midland States Bancorp Inc.	59	2,135
MidWestOne Financial Group Inc.	166	6,242
MutualFirst Financial Inc.	105	3,476
National Bank Holdings Corp., Class A	463	14,765
National Bankshares Inc.	137	5,953
National Commerce Corp.	167	6,204	(a)
NBT Bancorp Inc.	850	35,598
Nicolet Bankshares Inc.	151	7,201	(a)
Northrim BanCorp Inc.	136	4,298
OFG Bancorp	880	11,528
Old Line Bancshares Inc.	166	3,981
Old National Bancorp	2,372	43,052
Old Second Bancorp Inc.	574	6,343
Opus Bank	333	10,007
Pacific Continental Corp.	216	4,720
Pacific Premier Bancorp Inc.	530	18,735	(a)
PacWest Bancorp	1,055	57,434
Park National Corp.	266	31,830
Park Sterling Corp.	1,041	11,232
Peapack Gladstone Financial Corp.	317	9,789
Penns Woods Bancorp Inc.	95	4,798
People’s United Financial Inc.	14,049	271,989
People’s Utah Bancorp	262	7,035
Peoples Bancorp Inc.	321	10,420
Peoples Financial Services Corp.	138	6,721
Pinnacle Financial Partners Inc.	839	58,143
Preferred Bank	242	12,686

Premier Financial Bancorp Inc.	191	3,839
PrivateBancorp Inc.	2,244	121,602
Prosperity Bancshares Inc.	1,925	138,176
QCR Holdings Inc.	235	10,176
Regions Financial Corp.	55,175	792,313
Renasant Corp.	817	34,494
Republic Bancorp Inc., Class A	191	7,552
Republic First Bancorp Inc.	678	5,661	(a)
S&T Bancorp Inc.	689	26,899
Sandy Spring Bancorp Inc.	472	18,875
Seacoast Banking Corporation of Florida	589	12,993	(a)
ServisFirst Bancshares Inc.	922	34,520
Shore Bancshares Inc.	250	3,813
Sierra Bancorp	237	6,302
Signature Bank	468	70,294	(a)
Simmons First National Corp., Class A	587	36,482
South State Corp.	473	41,340
Southern First Bancshares Inc.	112	4,032	(a)
Southern National Bancorp of Virginia Inc.	226	3,693
Southside Bancshares Inc.	491	18,496
Southwest Bancorp Inc.	360	10,440
State Bank Financial Corp.	703	18,883
Sterling Bancorp	2,469	57,775
Stock Yards Bancorp Inc.	428	20,095
Stonegate Bank	226	9,431
Suffolk Bancorp	232	9,934
Summit Financial Group Inc.	166	4,570
Sun Bancorp Inc.	209	5,434
SunTrust Banks Inc.	21,984	1,205,822
SVB Financial Group	457	78,449	(a)
Synovus Financial Corp.	1,058	43,463
TCF Financial Corp.	1,490	29,189
Texas Capital Bancshares Inc.	965	75,656	(a)
The Bancorp Inc.	713	5,604	(a)
The First of Long Island Corp.	429	12,248
The PNC Financial Services Group Inc.	21,869	2,557,798
Tompkins Financial Corp.	290	27,417
TowneBank	1,118	37,173
Trico Bancshares	405	13,843
TriState Capital Holdings Inc.	439	9,702	(a)
Triumph Bancorp Inc.	309	8,080	(a)
Trustmark Corp.	1,877	66,915
UMB Financial Corp.	1,252	96,554
Umpqua Holdings Corp.	6,277	117,882
Union Bankshares Corp.	868	31,022
Union Bankshares Inc.	78	3,545
United Bankshares Inc.	1,197	55,361
United Community Banks Inc.	1,404	41,586
Univest Corporation of Pennsylvania	499	15,419
Valley National Bancorp	7,035	81,887
Veritex Holdings Inc.	164	4,380	(a)
Washington Trust Bancorp Inc.	300	16,815
WashingtonFirst Bankshares Inc.	166	4,809
Webster Financial Corp.	2,608	141,562
WesBanco Inc.	800	34,448
West Bancorporation Inc.	325	8,028
Westamerica Bancorporation	496	31,213
Wintrust Financial Corp.	1,002	72,715
Xenith Bankshares Inc.	129	3,638	(a)

Yadkin Financial Corp.	998	34,191
Zions Bancorporation	9,271	399,024
		16,634,522

Reinsurance—0.0% *
Alleghany Corp.	135	82,096	(a)
Endurance Specialty Holdings Ltd.	556	51,375
Enstar Group Ltd.	226	44,680	(a)
Everest Re Group Ltd.	357	77,255
Greenlight Capital Re Ltd., Class A	583	13,292	(a)
Maiden Holdings Ltd.	1,195	20,853
Reinsurance Group of America Inc.	562	70,717
WMIH Corp.	4,068	6,305	(a)
		366,573

Renewable Electricity—0.0% *
Ormat Technologies Inc.	692	37,105
Pattern Energy Group Inc.	1,274	24,193
TerraForm Global Inc., Class A	1,843	7,280	(a)
TerraForm Power Inc., Class A	1,764	22,597	(a)
Vivint Solar Inc.	358	913	(a)
		92,088

Research & Consulting Services—0.1%
Acacia Research Corp.	1,007	6,545
CBIZ Inc.	981	13,440	(a)
CEB Inc.	919	55,691
Cogint Inc.	233	804	(a)
CRA International Inc.	170	6,222
Equifax Inc.	5,352	632,767
Exponent Inc.	507	30,572
Franklin Covey Co.	207	4,171	(a)
FTI Consulting Inc.	1,194	53,825	(a)
Hill International Inc.	639	2,780	(a)
Huron Consulting Group Inc.	429	21,729	(a)
ICF International Inc.	356	19,651	(a)
Mistras Group Inc.	343	8,808	(a)
Navigant Consulting Inc.	942	24,662	(a)
Nielsen Holdings PLC	15,189	637,179
Resources Connection Inc.	710	13,667
RPX Corp.	997	10,768	(a)
The Advisory Board Co.	817	27,165	(a)
The Dun & Bradstreet Corp.	1,641	199,086
Verisk Analytics Inc.	7,004	568,515	(a)
		2,338,047

Residential REITs—0.2%
American Campus Communities Inc.	1,152	57,335
Apartment Investment & Management Co., Class A	7,070	321,332
AvalonBay Communities Inc.	6,207	1,099,570
Bluerock Residential Growth REIT Inc.	381	5,227
Camden Property Trust	759	63,809
Colony Starwood Homes	1,296	37,338
Education Realty Trust Inc.	2,080	87,984
Equity Residential	16,330	1,050,999
Essex Property Trust Inc.	2,959	687,967
Independence Realty Trust Inc.	1,104	9,848
Mid-America Apartment Communities Inc.	5,100	499,392
Monogram Residential Trust Inc.	3,372	36,485
NexPoint Residential Trust Inc.	358	7,998
Preferred Apartment Communities Inc., Class A	439	6,545
Silver Bay Realty Trust Corp.	668	11,450

UDR Inc.	11,982	437,103
UMH Properties Inc.	493	7,420
		4,427,802

Restaurants—0.5%
Biglari Holdings Inc.	20	9,464	(a)
BJ’s Restaurants Inc.	467	18,353	(a)
Bloomin’ Brands Inc.	1,981	35,717
Bob Evans Farms Inc.	399	21,231
Bojangles’ Inc.	197	3,674	(a)
Brinker International Inc.	438	21,694
Buffalo Wild Wings Inc.	507	78,281	(a)
Carrols Restaurant Group Inc.	676	10,309	(a)
Chipotle Mexican Grill Inc.	1,316	496,553	(a)
Chuy’s Holdings Inc.	327	10,611	(a)
Cracker Barrel Old Country Store Inc.	560	93,509
Darden Restaurants Inc.	5,505	400,324
Dave & Buster’s Entertainment Inc.	722	40,649	(a)
Del Frisco’s Restaurant Group Inc.	477	8,109	(a)
Del Taco Restaurants Inc.	463	6,538	(a)
Denny’s Corp.	1,515	19,438	(a)
DineEquity Inc.	348	26,796
Domino’s Pizza Inc.	417	66,403
Dunkin’ Brands Group Inc.	803	42,109
El Pollo Loco Holdings Inc.	410	5,043	(a)
Fiesta Restaurant Group Inc.	537	16,030	(a)
Fogo De Chao Inc.	121	1,736	(a)
J. Alexander’s Holdings Inc.	273	2,935	(a)
Jack in the Box Inc.	888	99,136
Jamba Inc.	242	2,493	(a)
Kona Grill Inc.	170	2,134	(a)
Luby’s Inc.	349	1,494	(a)
McDonald’s Corp.	37,177	4,525,185
Nathan’s Famous Inc.	58	3,764	(a)
Noodles & Co.	224	918	(a)
Panera Bread Co., Class A	190	38,967	(a)
Papa John’s International Inc.	718	61,446
Popeyes Louisiana Kitchen Inc.	386	23,345	(a)
Potbelly Corp.	479	6,179	(a)
Red Robin Gourmet Burgers Inc.	236	13,310	(a)
Ruby Tuesday Inc.	1,190	3,844	(a)
Ruth’s Hospitality Group Inc.	641	11,730
Shake Shack Inc., Class A	317	11,345	(a)
Sonic Corp.	833	22,083
Starbucks Corp.	65,296	3,625,234
Texas Roadhouse Inc.	1,847	89,099
The Cheesecake Factory Inc.	1,270	76,048
The Habit Restaurants Inc., Class A	276	4,761	(a)
The Wendy’s Co.	1,768	23,903
Wingstop Inc.	314	9,291
Yum China Holdings Inc.	12,267	320,414	(a)
Yum! Brands Inc.	15,758	997,954
Zoe’s Kitchen Inc.	384	9,212	(a)
		11,418,795

Retail REITs—0.3%
Acadia Realty Trust	1,546	50,523
Agree Realty Corp.	455	20,953
Alexander’s Inc.	42	17,929
CBL & Associates Properties Inc.	3,312	38,088
Cedar Realty Trust Inc.	1,656	10,814

Equity One Inc.	802	24,613
Federal Realty Investment Trust	3,158	448,783
General Growth Properties Inc.	26,230	655,225
Getty Realty Corp.	530	13,510
Kimco Realty Corp.	18,987	477,713
Kite Realty Group Trust	1,653	38,812
National Retail Properties Inc.	1,275	56,355
Pennsylvania Real Estate Investment Trust	1,370	25,975
Ramco-Gershenson Properties Trust	1,576	26,130
Realty Income Corp.	11,697	672,344
Regency Centers Corp.	906	62,469
Retail Opportunity Investments Corp.	2,087	44,098
Saul Centers Inc.	185	12,323
Seritage Growth Properties REIT, Class A	500	21,355
Simon Property Group Inc.	14,009	2,488,979
Tanger Factory Outlet Centers Inc.	838	29,984
Taubman Centers Inc.	521	38,518
The Macerich Co.	5,453	386,290
Urban Edge Properties	2,512	69,105
Urstadt Biddle Properties Inc., Class A	522	12,585
Washington Prime Group Inc.	4,981	51,852
Weingarten Realty Investors	1,040	37,222
		5,832,547

Security & Alarm Services—0.0% *
The Brink’s Co.	903	37,249

Semiconductor Equipment—0.2%
Advanced Energy Industries Inc.	744	40,734	(a)
Amkor Technology Inc.	1,943	20,499	(a)
Applied Materials Inc.	48,446	1,563,353
Axcelis Technologies Inc.	551	8,017	(a)
Brooks Automation Inc.	1,331	22,720
Cabot Microelectronics Corp.	475	30,006
Cohu Inc.	530	7,367
Entegris Inc.	2,702	48,366	(a)
FormFactor Inc.	1,340	15,008	(a)
KLA-Tencor Corp.	6,933	545,489
Lam Research Corp.	7,243	765,802
MKS Instruments Inc.	975	57,915
Nanometrics Inc.	473	11,853	(a)
PDF Solutions Inc.	362	8,163	(a)
Photronics Inc.	1,258	14,215	(a)
Rudolph Technologies Inc.	600	14,010	(a)
Teradyne Inc.	1,751	44,475
Tessera Holding Corp.	963	42,565
Ultra Clean Holdings Inc.	672	6,518	(a)
Ultratech Inc.	431	10,335	(a)
Veeco Instruments Inc.	770	22,446	(a)
Versum Materials Inc.	942	26,442	(a)
Xcerra Corp.	1,063	8,121	(a)
		3,334,419

Semiconductors—1.1%
Acacia Communications Inc.	106	6,545	(a)
Advanced Micro Devices Inc.	20,898	236,983	(a)
Alpha & Omega Semiconductor Ltd.	384	8,168	(a)
Ambarella Inc.	639	34,589	(a)
Analog Devices Inc.	13,900	1,009,418
Applied Micro Circuits Corp.	1,463	12,070	(a)
Cavium Inc.	1,202	75,053	(a)

CEVA Inc.	394	13,219	(a)
Cirrus Logic Inc.	1,749	98,888	(a)
Cree Inc.	877	23,144	(a)
Cypress Semiconductor Corp.	2,815	32,204
Diodes Inc.	764	19,612	(a)
DSP Group Inc.	475	6,199	(a)
Exar Corp.	775	8,354	(a)
First Solar Inc.	3,608	115,781	(a)
GigPeak Inc.	883	2,225	(a)
Impinj Inc.	111	3,923	(a)
Inphi Corp.	795	35,473	(a)
Integrated Device Technology Inc.	3,669	86,442	(a)
Intel Corp.	211,740	7,679,810
Intersil Corp., Class A	3,666	81,752
IXYS Corp.	464	5,522
Kopin Corp.	1,142	3,243	(a)
Lattice Semiconductor Corp.	2,357	17,348	(a)
Linear Technology Corp.	10,764	671,135
MACOM Technology Solutions Holdings Inc.	454	21,011	(a)
MaxLinear Inc., Class A	1,106	24,111	(a)
Microchip Technology Inc.	9,762	626,232
Micron Technology Inc.	46,478	1,018,798	(a)
Microsemi Corp.	3,146	169,790	(a)
Monolithic Power Systems Inc.	1,094	89,631
NeoPhotonics Corp.	622	6,724	(a)
NVE Corp.	97	6,929
NVIDIA Corp.	23,781	2,538,384
Power Integrations Inc.	484	32,839
Qorvo Inc.	5,667	298,821	(a)
QUALCOMM Inc.	66,002	4,303,330
Rambus Inc.	2,141	29,482	(a)
Semtech Corp.	1,217	38,396	(a)
Sigma Designs Inc.	683	4,098	(a)
Silicon Laboratories Inc.	1,152	74,880	(a)
Skyworks Solutions Inc.	8,084	603,551
Synaptics Inc.	995	53,312	(a)
Texas Instruments Inc.	44,888	3,275,477
Xilinx Inc.	11,339	684,535
		24,187,431

Silver—0.0% *
Coeur Mining Inc.	3,191	29,006	(a)
Hecla Mining Co.	6,938	36,355
		65,361

Soft Drinks—0.7%
Coca-Cola Bottling Company Consolidated	94	16,812
Dr Pepper Snapple Group Inc.	8,276	750,385
Monster Beverage Corp.	18,333	812,885	(a)
National Beverage Corp.	233	11,902
PepsiCo Inc.	64,308	6,728,546
Primo Water Corp.	424	5,207	(a)
The Coca-Cola Co.	173,911	7,210,350
		15,536,087

Specialized Consumer Services—0.0% *
Ascent Capital Group Inc., Class A	203	3,301	(a)
Carriage Services Inc.	295	8,449
Collectors Universe Inc.	149	3,163
H&R Block Inc.	9,288	213,531

Liberty Tax Inc.	107	1,434
LifeLock Inc.	1,608	38,463	(a)
Regis Corp.	744	10,803	(a)
Service Corporation International	1,659	47,116
Sotheby’s	1,328	52,934
Weight Watchers International Inc.	562	6,435	(a)
		385,629

Specialized Finance—0.0% *
Marlin Business Services Corp.	174	3,637
NewStar Financial Inc.	492	4,551	(a)
On Deck Capital Inc.	266	1,231	(a)
		9,419

Specialized REITs—0.4%
American Tower Corp.	19,030	2,011,090
CatchMark Timber Trust Inc., Class A	789	8,884
Communications Sales & Leasing Inc.	1,208	30,695	(a)
CoreCivic Inc.	1,010	24,705
CorEnergy Infrastructure Trust Inc.	246	8,581
CoreSite Realty Corp.	610	48,416
Crown Castle International Corp.	16,195	1,405,240
Digital Realty Trust Inc.	6,639	652,348
DuPont Fabros Technology Inc.	1,375	60,404
EPR Properties	549	39,402
Equinix Inc.	3,213	1,148,358
Extra Space Storage Inc.	5,649	436,329
Farmland Partners Inc.	234	2,611
Four Corners Property Trust Inc.	1,179	24,193
InfraREIT Inc.	810	14,507	(a)
Iron Mountain Inc.	11,070	359,554
Lamar Advertising Co., Class A	723	48,615
Life Storage Inc.	410	34,957
National Storage Affiliates Trust	704	15,537
Potlatch Corp.	1,165	48,522
Public Storage	6,640	1,484,040
QTS Realty Trust Inc., Class A	933	46,323
Rayonier Inc.	1,075	28,595
The Geo Group Inc.	1,425	51,200
Weyerhaeuser Co.	33,539	1,009,189
		9,042,295

Specialty Chemicals—0.2%
A Schulman Inc.	577	19,301
Albemarle Corp.	5,074	436,770
Ashland Global Holdings Inc.	539	58,907
Balchem Corp.	602	50,520
Chase Corp.	141	11,781
Chemtura Corp.	1,200	39,840	(a)
Codexis Inc.	675	3,105	(a)
Ecolab Inc.	11,793	1,382,375
Ferro Corp.	1,673	23,974	(a)
Flotek Industries Inc.	1,049	9,850	(a)
FutureFuel Corp.	511	7,103
GCP Applied Technologies Inc.	1,350	36,112	(a)
HB Fuller Co.	963	46,523
Ingevity Corp.	817	44,821	(a)
Innophos Holdings Inc.	389	20,329
Innospec Inc.	473	32,400
International Flavors & Fragrances Inc.	3,567	420,300

KMG Chemicals Inc.	181	7,039
Kraton Corp.	595	16,946	(a)
Minerals Technologies Inc.	934	72,151
NewMarket Corp.	80	33,907
OMNOVA Solutions Inc.	854	8,540	(a)
PolyOne Corp.	2,261	72,442
PPG Industries Inc.	11,839	1,121,864
Quaker Chemical Corp.	259	33,136
Rayonier Advanced Materials Inc.	871	13,466
RPM International Inc.	1,163	62,604
Sensient Technologies Corp.	1,220	95,868
Stepan Co.	393	32,022
TerraVia Holdings Inc.	1,568	1,803	(a)
The Sherwin-Williams Co.	3,624	973,914
The Valspar Corp.	633	65,585
Valhi Inc.	555	1,920
		5,257,218

Specialty Stores—0.1%
Barnes & Noble Education Inc.	802	9,199	(a)
Barnes & Noble Inc.	1,274	14,205
Big 5 Sporting Goods Corp.	360	6,246
Build-A-Bear Workshop Inc.	274	3,768	(a)
Cabela’s Inc.	450	26,347	(a)
Dick’s Sporting Goods Inc.	767	40,728
Five Below Inc.	1,021	40,799	(a)
GNC Holdings Inc., Class A	1,348	14,882
Hibbett Sports Inc.	459	17,121	(a)
MarineMax Inc.	499	9,656	(a)
Office Depot Inc.	15,163	68,537
Party City Holdco Inc.	541	7,682	(a)
Sally Beauty Holdings Inc.	1,251	33,051	(a)
Signet Jewelers Ltd.	2,847	268,358
Sportsman’s Warehouse Holdings Inc.	518	4,864	(a)
Staples Inc.	29,902	270,613
The Container Store Group Inc.	311	1,975	(a)
Tiffany & Co.	4,842	374,916
Tractor Supply Co.	5,979	453,268
Ulta Salon Cosmetics & Fragrance Inc.	2,650	675,591	(a)
Vitamin Shoppe Inc.	485	11,519	(a)
West Marine Inc.	364	3,811	(a)
Winmark Corp.	43	5,424
		2,362,560

Steel—0.1%
AK Steel Holding Corp.	6,046	61,730	(a)
Allegheny Technologies Inc.	3,120	49,702
Ampco-Pittsburgh Corp.	164	2,747
Carpenter Technology Corp.	1,331	48,142
Cliffs Natural Resources Inc.	4,389	36,912	(a)
Commercial Metals Co.	3,195	69,587
Handy & Harman Ltd.	48	1,226	(a)
Haynes International Inc.	251	10,790
Nucor Corp.	14,375	855,600
Olympic Steel Inc.	182	4,410
Reliance Steel & Aluminum Co.	633	50,349
Ryerson Holding Corp.	218	2,910	(a)
Schnitzer Steel Industries Inc., Class A	521	13,390
Steel Dynamics Inc.	2,114	75,216
SunCoke Energy Inc.	1,301	14,753
TimkenSteel Corp.	798	12,353	(a)

United States Steel Corp.	1,480	48,855
Worthington Industries Inc.	1,248	59,205
		1,417,877

Systems Software—1.3%
A10 Networks Inc.	886	7,363	(a)
Barracuda Networks Inc.	445	9,536	(a)
CA Inc.	14,205	451,293
CommVault Systems Inc.	1,132	58,185	(a)
Fortinet Inc.	1,268	38,192	(a)
Gigamon Inc.	653	29,744	(a)
Imperva Inc.	576	22,118	(a)
Microsoft Corp.	348,195	21,636,837
Oracle Corp.	134,110	5,156,529
Progress Software Corp.	1,002	31,994
Proofpoint Inc.	755	53,341	(a)
Qualys Inc.	546	17,281	(a)
Rapid7 Inc.	400	4,868	(a)
Red Hat Inc.	7,996	557,321	(a)
SecureWorks Corp., Class A	103	1,091	(a)
Symantec Corp.	27,492	656,784
The Rubicon Project Inc.	747	5,543	(a)
TiVo Corp.	2,124	44,392	(a)
Varonis Systems Inc.	215	5,762	(a)
VASCO Data Security International Inc.	609	8,313	(a)
		28,796,487

Technology Distributors—0.0% *
Agilysys Inc.	301	3,118	(a)
Anixter International Inc.	553	44,821	(a)
Arrow Electronics Inc.	781	55,685	(a)
Avnet Inc.	1,116	53,133
ePlus Inc.	126	14,515	(a)
Insight Enterprises Inc.	732	29,602	(a)
PC Connection Inc.	82	2,303
ScanSource Inc.	500	20,175	(a)
SYNNEX Corp.	818	98,994
Systemax Inc.	220	1,930
Tech Data Corp.	947	80,192	(a)
		404,468

Technology Hardware, Storage & Peripherals—1.4%
3D Systems Corp.	3,074	40,853	(a)
Apple Inc.	238,817	27,659,785
Avid Technology Inc.	661	2,908	(a)
CPI Card Group Inc.	398	1,652
Cray Inc.	807	16,705	(a)
Diebold Nixdorf Inc.	2,013	50,627
Eastman Kodak Co.	343	5,317	(a)
Electronics for Imaging Inc.	940	41,228	(a)
Hewlett Packard Enterprise Co.	74,933	1,733,950
HP Inc.	76,645	1,137,412
Immersion Corp.	589	6,261	(a)
NCR Corp.	1,079	43,764	(a)
NetApp Inc.	12,403	437,454
Nimble Storage Inc.	1,276	10,106	(a)
Pure Storage Inc., Class A	1,368	15,472	(a)
Stratasys Ltd.	982	16,242	(a)
Super Micro Computer Inc.	774	21,711	(a)
USA Technologies Inc.	724	3,113	(a)
Western Digital Corp.	12,852	873,293
		32,117,853

Textiles—0.0% *
Culp Inc.	217	8,061
Unifi Inc.	314	10,246	(a)
		18,307

Thrifts & Mortgage Finance—0.0% *
Astoria Financial Corp.	1,840	34,316
Bank Mutual Corp.	825	7,796
BankFinancial Corp.	310	4,594
Bear State Financial Inc.	359	3,644
Beneficial Bancorp Inc.	1,396	25,686
BofI Holding Inc.	1,207	34,460	(a)
BSB Bancorp Inc.	153	4,429	(a)
Capitol Federal Financial Inc.	2,541	41,825
Charter Financial Corp.	269	4,484
Clifton Bancorp Inc.	434	7,343
Dime Community Bancshares Inc.	630	12,663
ESSA Bancorp Inc.	149	2,342
EverBank Financial Corp.	1,936	37,655
Federal Agricultural Mortgage Corp., Class C	170	9,736
First Defiance Financial Corp.	175	8,880
Flagstar Bancorp Inc.	413	11,126	(a)
Greene County Bancorp Inc.	77	1,763
Hingham Institution for Savings	25	4,920
Home Bancorp Inc.	113	4,363
HomeStreet Inc.	467	14,757	(a)
Impac Mortgage Holdings Inc.	161	2,257	(a)
Kearny Financial Corp.	1,646	25,595
Lake Sunapee Bank Group	154	3,633
LendingTree Inc.	128	12,973	(a)
Meridian Bancorp Inc.	959	18,125
Meta Financial Group Inc.	164	16,876
MGIC Investment Corp.	6,714	68,416	(a)
Nationstar Mortgage Holdings Inc.	618	11,161	(a)
New York Community Bancorp Inc.	4,256	67,713
NMI Holdings Inc., Class A	998	10,629	(a)
Northfield Bancorp Inc.	841	16,795
Northwest Bancshares Inc.	1,922	34,654
OceanFirst Financial Corp.	414	12,432
Ocwen Financial Corp.	2,018	10,877	(a)
Oritani Financial Corp.	546	10,238
PennyMac Financial Services Inc., Class A	223	3,713	(a)
PHH Corp.	811	12,295	(a)
Provident Financial Holdings Inc.	127	2,568
Provident Financial Services Inc.	1,222	34,583
Radian Group Inc.	4,106	73,826
SI Financial Group Inc.	213	3,280
Southern Missouri Bancorp Inc.	117	4,139
Territorial Bancorp Inc.	149	4,893
TrustCo Bank Corp.	1,687	14,761
United Community Financial Corp.	912	8,153
United Financial Bancorp Inc.	1,003	18,215
Walker & Dunlop Inc.	549	17,129	(a)
Walter Investment Management Corp.	335	1,591	(a)
Washington Federal Inc.	2,549	87,558
Waterstone Financial Inc.	497	9,145
Western New England Bancorp Inc.	301	2,814
WSFS Financial Corp.	576	26,698
		924,517

Tires & Rubber—0.0% *
Cooper Tire & Rubber Co.	1,072	41,647
The Goodyear Tire & Rubber Co.	11,701	361,210
		402,857

Tobacco—0.6%
Alliance One International Inc.	165	3,168	(a)
Altria Group Inc.	87,439	5,912,625
Philip Morris International Inc.	69,445	6,353,523
Reynolds American Inc.	37,074	2,077,627
Turning Point Brands Inc.	96	1,176	(a)
Universal Corp.	441	28,114
Vector Group Ltd.	1,852	42,114
		14,418,347

Trading Companies & Distributors—0.1%
Aircastle Ltd.	957	19,953
Applied Industrial Technologies Inc.	692	41,105
Beacon Roofing Supply Inc.	1,090	50,216	(a)
BMC Stock Holdings Inc.	1,101	21,470	(a)
CAI International Inc.	316	2,740	(a)
DXP Enterprises Inc.	258	8,963	(a)
Fastenal Co.	12,935	607,686
GATX Corp.	1,132	69,709
GMS Inc.	141	4,129	(a)
H&E Equipment Services Inc.	637	14,810
Kaman Corp.	535	26,178
Lawson Products Inc.	125	2,975	(a)
MRC Global Inc.	1,871	37,906	(a)
MSC Industrial Direct Company Inc., Class A	393	36,309
Neff Corp., Class A	198	2,792	(a)
NOW Inc.	2,981	61,021	(a)
Rush Enterprises Inc., Class A	588	18,757	(a)
Rush Enterprises Inc., Class B	129	3,982	(a)
SiteOne Landscape Supply Inc.	233	8,092	(a)
Textainer Group Holdings Ltd.	467	3,479
Titan Machinery Inc.	349	5,085	(a)
United Rentals Inc.	3,851	406,589	(a)
Univar Inc.	859	24,370	(a)
Veritiv Corp.	160	8,600	(a)
Watsco Inc.	228	33,771
Willis Lease Finance Corp.	81	2,072	(a)
WW Grainger Inc.	2,412	560,187
		2,082,946

Trucking—0.0% *
ArcBest Corp.	491	13,576
Avis Budget Group Inc.	776	28,464	(a)
Celadon Group Inc.	555	3,968
Covenant Transportation Group Inc., Class A	237	4,584	(a)
Heartland Express Inc.	916	18,650
JB Hunt Transport Services Inc.	3,927	381,194
Knight Transportation Inc.	1,285	42,469
Landstar System Inc.	369	31,476
Marten Transport Ltd.	456	10,625
Old Dominion Freight Line Inc.	599	51,388	(a)
PAM Transportation Services Inc.	35	909	(a)
Roadrunner Transportation Systems Inc.	615	6,390	(a)
Ryder System Inc.	2,527	188,110
Saia Inc.	504	22,252	(a)
Swift Transportation Co.	1,401	34,128	(a)

Universal Logistics Holdings Inc.	169	2,763
USA Truck Inc.	173	1,507	(a)
Werner Enterprises Inc.	1,292	34,819
YRC Worldwide Inc.	655	8,698	(a)
		885,970

Water Utilities—0.0% *
American States Water Co.	733	33,395
American Water Works Company Inc.	7,998	578,735
Aqua America Inc.	1,553	46,652
Artesian Resources Corp., Class A	156	4,983
California Water Service Group	964	32,680
Connecticut Water Service Inc.	216	12,064
Middlesex Water Co.	318	13,655
SJW Group	328	18,361
The York Water Co.	260	9,932
		750,457

Wireless Telecommunication Services—0.0% *
Boingo Wireless Inc.	716	8,728	(a)
Leap Wireless International Inc.	1,991	6,321	(j)
NII Holdings Inc.	1,100	2,365	(a)
Shenandoah Telecommunications Co.	925	25,253
Spok Holdings Inc.	415	8,611
Telephone & Data Systems Inc.	817	23,587
		74,865

Total Domestic Equity
(Cost $615,031,079)		892,286,958

Foreign Equity—24.8%

Common Stock—24.5%

Advertising—0.1%
Cheil Worldwide Inc.	2,021	26,354
Dentsu Inc.	6,700	315,943
Hakuhodo DY Holdings Inc.	8,600	106,178
JCDecaux S.A.	2,402	70,761
Publicis Groupe S.A.	6,697	463,023
REA Group Ltd.	842	33,673
WPP PLC	41,137	923,089
		1,939,021
Aerospace & Defense—0.2%
Airbus Group SE	18,210	1,206,968
AviChina Industry & Technology Company Ltd., Class H	76,000	52,345
BAE Systems PLC	97,580	713,199
Bombardier Inc., Class B	51,880	83,562	(a)
CAE Inc.	8,733	122,296
Cobham PLC	37,409	75,669
Embraer S.A.	22,900	112,576
Korea Aerospace Industries Ltd.	1,660	92,085
Leonardo-Finmeccanica S.p.A.	15,038	211,590	(a)
Meggitt PLC	16,811	95,263
Rolls-Royce Holdings PLC	58,305	481,258	(a)
Rolls-Royce Holdings PLC	2,682,030	3,314	(a,j)
Safran S.A.	10,140	731,763
Singapore Technologies Engineering Ltd.	63,000	140,853
Thales S.A.	3,301	320,772
Zodiac Aerospace	6,235	143,463
		4,586,976

Agricultural & Farm Machinery—0.0% *
CNH Industrial N.V.	35,038	305,444
Kubota Corp.	33,100	473,506
		778,950

Agricultural Products—0.0% *
Charoen Pokphand Indonesia Tbk PT	289,500	66,399
Felda Global Ventures Holdings Bhd	47,900	16,550
Genting Plantations Bhd	8,500	20,464
Golden Agri-Resources Ltd.	218,900	65,153
IOI Corporation Bhd	127,900	125,448
Kuala Lumpur Kepong Bhd	18,200	97,370
Wilmar International Ltd.	66,200	164,503
		555,887

Air Freight & Logistics—0.1%
Bollore S.A.	31,468	111,189
Deutsche Post AG	32,236	1,062,019
Hyundai Glovis Company Ltd.	540	69,076
Royal Mail PLC	25,195	143,862
Yamato Holdings Company Ltd.	10,800	220,056
		1,606,202

Airlines—0.1%
Air China Ltd., Class H	70,000	44,692
AirAsia Bhd	48,500	24,758
ANA Holdings Inc.	46,000	124,155
Cathay Pacific Airways Ltd.	24,000	31,574
China Airlines Ltd.	104,000	30,010
China Southern Airlines Company Ltd., H Shares	52,000	27,029
Deutsche Lufthansa AG	8,754	113,292
easyJet PLC	5,802	72,051
Eva Airways Corp.	78,301	35,471
International Consolidated Airlines Group S.A.	28,978	156,766
Japan Airlines Company Ltd.	4,100	120,045
Korean Air Lines Company Ltd.	1,579	35,756	(a)
Latam Airlines Group S.A.	11,360	95,065	(a)
Qantas Airways Ltd.	12,651	30,505
Singapore Airlines Ltd.	11,400	76,305
Turk Hava Yollari AO	23,896	34,034	(a)
		1,051,508

Airport Services—0.1%
Aena S.A.	2,198	300,573	(d)
Aeroports de Paris	1,084	116,393
Airports of Thailand PCL NVDR	16,100	178,936
Auckland International Airport Ltd.	32,076	139,791
Beijing Capital International Airport Company Ltd., Class H	64,000	64,717
Fraport AG Frankfurt Airport Services Worldwide	1,434	84,958
Grupo Aeroportuario del Pacifico SAB de C.V., Class B	10,700	88,502
Grupo Aeroportuario del Sureste SAB de C.V., Class B	7,500	108,637
Japan Airport Terminal Company Ltd.	1,400	50,714
Malaysia Airports Holdings Bhd	36,000	48,631
Sydney Airport	37,110	160,959
TAV Havalimanlari Holding AS	6,264	24,984
		1,367,795

Alternative Carriers—0.0% *
Iliad S.A.	975	187,834
Inmarsat PLC	16,632	154,443
Intelsat S.A.	516	1,378	(a)
		343,655

Aluminum—0.0% *
Alumina Ltd.	91,959	121,855
Aluminum Corporation of China Ltd., Class H	152,000	62,736	(a)
Hindalco Industries Ltd.	39,321	89,684
Norsk Hydro ASA	48,652	233,434
		507,709

Apparel Retail—0.1%
ABC-Mart Inc.	1,000	56,758
Fast Retailing Company Ltd.	1,500	537,961
Hennes & Mauritz AB, Class B	30,962	863,634
Industria de Diseno Textil S.A.	36,216	1,238,788
Mr Price Group Ltd.	8,676	101,225
Shimamura Company Ltd.	800	100,073
The Foschini Group Ltd.	7,946	92,464
Truworths International Ltd.	16,496	96,105
		3,087,008

Apparel, Accessories & Luxury Goods—0.3%
Adidas AG	5,943	941,197
Burberry Group PLC	12,634	233,700
Christian Dior SE	1,807	379,757
Cie Financiere Richemont S.A.	16,654	1,105,242
Gildan Activewear Inc.	9,242	234,935
Hermes International	887	364,870
HUGO BOSS AG	2,221	136,175
Kering	2,221	499,677
Li & Fung Ltd.	228,000	100,279
LPP S.A.	33	44,853
Luxottica Group S.p.A.	6,436	346,886
LVMH Moet Hennessy Louis Vuitton SE	8,842	1,691,754
Michael Kors Holdings Ltd.	7,340	315,473	(a)
Pandora A/S	3,837	502,924
Shenzhou International Group Holdings Ltd.	16,000	101,223
The Swatch Group AG	889	277,017
The Swatch Group AG	1,612	98,733
		7,374,695

Application Software—0.2%
Constellation Software Inc.	673	306,186
Dassault Systemes SE	3,967	302,894
Gemalto N.V.	3,114	180,384
Globant S.A.	514	17,142	(a)
Mobileye N.V.	5,500	209,660	(a)
Nice Ltd.	2,227	151,952
Open Text Corp.	4,812	297,536
SAP SE	31,269	2,731,155
Sapiens International Corporation N.V.	487	6,984
The Sage Group PLC	37,466	303,231
		4,507,124

Asset Management & Custody Banks—0.1%
3i Group PLC	31,087	270,425
Aberdeen Asset Management PLC	18,224	57,940
Brait SE	12,888	82,521	(a)
Brookfield Asset Management Inc., Class A	27,239	899,808
CETIP SA—Mercados Organizados	8,013	109,804
China Cinda Asset Management Company Ltd., Class H	422,000	152,947
CI Financial Corp.	7,514	161,761
Coronation Fund Managers Ltd.	10,031	51,706
Hargreaves Lansdown PLC	9,137	136,949
IGM Financial Inc.	4,620	131,601

Julius Baer Group Ltd.	7,628	339,464	(a)
Mirae Asset Securities Company Ltd.	3,222	57,394	(j)
OM Asset Management PLC	742	10,759
Partners Group Holding AG	533	250,282
SBI Holdings Inc.	7,800	99,444
Schroders PLC	4,311	159,700
		2,972,505

Auto Parts & Equipment—0.3%
Aisin Seiki Company Ltd.	6,300	273,854
Bharat Forge Ltd.	4,436	59,347
Bosch Ltd.	136	42,481
Continental AG	3,487	675,633
Delphi Automotive PLC	12,248	824,903
Denso Corp.	15,000	651,134
GKN PLC	61,788	253,247
Hanon Systems	6,000	51,167
Hyundai Mobis Company Ltd.	2,290	500,546
Hyundai Wia Corp.	332	20,066
Koito Manufacturing Company Ltd.	4,000	212,286
Magna International Inc.	13,581	590,412
Motherson Sumi Systems Ltd.	6,492	31,107
NGK Spark Plug Company Ltd.	7,000	155,922
NOK Corp.	4,000	81,142
Stanley Electric Company Ltd.	5,300	145,184
Sumitomo Electric Industries Ltd.	19,900	287,747
Toyoda Gosei Company Ltd.	2,500	58,602
Toyota Industries Corp.	5,600	267,433
Valeo S.A.	7,153	412,012
		5,594,225

Automobile Manufacturers—0.7%
Astra International Tbk PT	702,900	431,731
Bayerische Motoren Werke AG	10,579	990,290
Brilliance China Automotive Holdings Ltd.	122,000	168,056
BYD Company Ltd., Class H	19,500	102,742
Chongqing Changan Automobile Company Ltd., Class B	30,000	42,912
Daimler AG	30,417	2,268,862
Dongfeng Motor Group Company Ltd., Class H	114,000	111,307
Ferrari N.V.	3,488	203,447
Fiat Chrysler Automobiles N.V.	34,881	318,792
Ford Otomotiv Sanayi AS	2,547	22,142
Fuji Heavy Industries Ltd.	18,500	756,908
Geely Automobile Holdings Ltd.	160,000	152,918
Great Wall Motor Company Ltd., Class H	124,500	116,260
Guangzhou Automobile Group Company Ltd., Class H	82,000	99,206
Honda Motor Company Ltd.	52,800	1,545,951
Hyundai Motor Co.	4,756	574,910
Isuzu Motors Ltd.	18,600	236,178
Kia Motors Corp.	8,487	275,803
Mahindra & Mahindra Ltd.	11,419	198,465
Maruti Suzuki India Ltd.	1,900	148,800
Mazda Motor Corp.	19,100	313,107
Mitsubishi Motors Corp.	21,900	125,052
Nissan Motor Company Ltd.	75,800	763,946
Peugeot S.A.	15,358	251,001	(a)
Renault S.A.	5,433	484,281
Suzuki Motor Corp.	11,700	412,687
Tata Motors Ltd.	33,690	233,254
Tofas Turk Otomobil Fabrikasi AS	4,588	32,138
Toyota Motor Corp.	85,000	5,012,475

UMW Holdings Bhd	21,300	21,699
Volkswagen AG	1,146	165,296
Yulon Motor Company Ltd.	32,000	26,610
		16,607,226

Automotive Retail—0.0% *
Hotai Motor Company Ltd.	9,000	103,044
USS Company Ltd.	7,800	124,522
		227,566

Biotechnology—0.2%
Actelion Ltd.	3,023	655,848	(a)
Axovant Sciences Ltd.	492	6,111	(a)
Celltrion Inc.	2,822	250,938	(a)
CSL Ltd.	14,431	1,049,233
Genmab A/S	1,800	299,509	(a)
Grifols S.A.	8,975	178,725
Prothena Corporation PLC	696	34,236	(a)
Shire PLC	28,669	1,659,299
XBiotech Inc.	351	3,552	(a)
		4,137,451

Brewers—0.2%
AMBEV S.A.	136,211	686,349
Anadolu Efes Biracilik Ve Malt Sanayii AS	8,317	41,684
Anheuser-Busch InBev S.A.	24,237	2,570,458
Asahi Group Holdings Ltd.	10,100	319,535
Carlsberg A/S, Class B	3,373	291,628
China Resources Beer Holdings Company Ltd.	48,000	95,342	(a)
Cia Cervecerias Unidas S.A.	3,906	40,793
Heineken Holding N.V.	3,184	222,119
Heineken N.V.	7,858	590,619
Kirin Holdings Company Ltd.	27,900	454,854
Tsingtao Brewery Company Ltd., Class H	14,000	52,907
		5,366,288

Broadcasting—0.1%
Astro Malaysia Holdings Bhd	30,600	17,735
BEC World PCL NVDR	35,500	16,456
Central European Media Enterprises Ltd., Class A	1,533	3,909	(a)
Grupo Televisa SAB	84,024	352,631
ITV PLC	120,963	308,502
Media Nusantara Citra Tbk PT	154,000	20,061
ProSiebenSat.1 Media SE	7,909	305,401
RTL Group S.A.	1,661	122,163	(a)
Zee Entertainment Enterprises Ltd.	20,876	139,337
		1,286,195

Building Products—0.2%
Allegion PLC	4,251	272,064
Asahi Glass Company Ltd.	30,000	204,741
Assa Abloy AB, Class B	32,002	595,683
Caesarstone Ltd.	480	13,752	(a)
Cie de Saint-Gobain	15,695	732,611
Daikin Industries Ltd.	7,800	717,906
Geberit AG	1,262	506,861
KCC Corp.	194	57,744
LIXIL Group Corp.	6,700	152,457
TOTO Ltd.	4,500	178,441
		3,432,260

Cable & Satellite—0.2%
Altice N.V. Class A	11,171	221,867	(a)
Altice N.V. Class B	140	2,795	(a)
Cyfrowy Polsat S.A.	6,693	39,443	(a)
Eutelsat Communications S.A.	5,802	112,571
Naspers Ltd., Class N	14,264	2,100,840
SES S.A.	9,706	214,218
Shaw Communications Inc., Class B	15,097	303,280
Sky PLC	36,036	441,271
Telenet Group Holding N.V.	1,897	105,485	(a)
		3,541,770

Casinos & Gaming—0.1%
Aristocrat Leisure Ltd.	10,992	123,369
Berjaya Sports Toto Bhd	26,072	17,203
Crown Resorts Ltd.	12,361	103,648
Galaxy Entertainment Group Ltd.	72,000	313,885
Genting Bhd	88,600	158,003
Genting Malaysia Bhd	109,600	111,897
Genting Singapore PLC	165,000	103,361
Kangwon Land Inc.	4,050	119,877
MGM China Holdings Ltd.	39,200	81,301
OPAP S.A.	10,054	89,077
Paddy Power Betfair PLC	2,000	214,114
Sands China Ltd.	74,400	323,388
SJM Holdings Ltd.	82,000	64,304
Tabcorp Holdings Ltd.	30,325	105,620
Tatts Group Ltd.	55,779	180,945
William Hill PLC	36,050	129,270
Wynn Macau Ltd.	66,400	105,683
		2,344,945
Coal & Consumable Fuels—0.0% *
Adaro Energy Tbk PT	538,500	67,750
Banpu PCL NVDR	38,000	20,374
Cameco Corp.	14,809	155,041
China Coal Energy Company Ltd., Class H	86,000	40,819	(a)
China Shenhua Energy Company Ltd.	133,500	251,395
Coal India Ltd.	18,723	82,898
Exxaro Resources Ltd.	4,703	30,780
United Tractors Tbk PT	63,000	99,369
Yanzhou Coal Mining Company Ltd., Class H	102,000	69,595
		818,021

Commercial Printing—0.0% *
Dai Nippon Printing Company Ltd.	14,000	138,638
Toppan Printing Company Ltd.	16,000	153,093
		291,731

Commodity Chemicals—0.2%
Asahi Kasei Corp.	38,000	332,156
Formosa Chemicals & Fibre Corp.	113,540	339,257
Formosa Plastics Corp.	115,960	320,942
Hanwha Chemical Corp.	3,760	76,894
Hyosung Corp.	768	92,519
Indorama Ventures PCL NVDR	55,500	51,919
Kaneka Corp.	8,000	65,298
Kumho Petrochemical Company Ltd.	572	38,834
Kuraray Company Ltd.	10,600	159,588
LG Chem Ltd.	1,269	274,225
Lotte Chemical Corp.	473	144,508

Methanex Corp.	3,627	159,274
Mexichem SAB de C.V.	42,640	97,340
Mitsui Chemicals Inc.	34,000	153,042
Nan Ya Plastics Corp.	128,850	284,654
Orica Ltd.	11,069	141,706
Petronas Chemicals Group Bhd	112,500	175,045
PTT Global Chemical PCL NVDR	62,900	110,657
Sinopec Shanghai Petrochemical Company Ltd., Class H	129,000	69,881
Synthos S.A.	17,899	19,553
Teijin Ltd.	3,800	77,183
Toray Industries Inc.	42,000	340,724
		3,525,199

Communications Equipment—0.1%
ARRIS International PLC	1,652	49,775	(a)
Nokia Oyj	188,608	912,710
Silicom Ltd.	112	4,602
Telefonaktiebolaget LM Ericsson, Class B	90,438	532,597
ZTE Corp., Class H	29,280	50,908
		1,550,592

Computer & Electronics Retail—0.0% *
Dixons Carphone PLC	29,880	130,923
GOME Electrical Appliances Holding Ltd.	456,000	55,286
Yamada Denki Company Ltd.	25,500	137,737
		323,946

Construction & Engineering—0.2%
ACS Actividades de Construccion y Servicios S.A.	7,044	223,038
Boskalis Westminster	2,811	97,812
Bouygues S.A.	6,436	231,110
China Communications Construction Company Ltd., Class H	166,000	190,983
China Railway Construction Corporation Ltd., Class H	73,500	94,611
China Railway Group Ltd., Class H	149,000	122,611
China State Construction International Holdings Ltd.	66,000	98,747
CIMIC Group Ltd.	4,164	105,349
Daelim Industrial Company Ltd.	460	33,173
Daewoo Engineering & Construction Company Ltd.	5,220	21,955	(a)
Ferrovial S.A.	17,122	306,920
Gamuda Bhd	63,600	67,768
GS Engineering & Construction Corp.	2,019	44,298	(a)
Hyundai Development Co-Engineering & Construction	2,420	90,064
Hyundai Engineering & Construction Company Ltd.	1,499	53,119
IJM Corporation Bhd	83,000	59,206
JGC Corp.	8,000	145,685
Kajima Corp.	27,000	187,277
Larsen & Toubro Ltd.	9,595	190,691
Obayashi Corp.	21,000	201,115
Shimizu Corp.	4,000	36,661
Skanska AB, Class B	12,464	295,116
SNC-Lavalin Group Inc.	6,167	265,755
Taisei Corp.	35,000	245,467
Vinci S.A.	14,773	1,008,144
		4,416,675

Construction Machinery & Heavy Trucks—0.1%
Alstom S.A.	5,826	160,845	(a)
CRRC Corporation Ltd., Class H	164,950	148,075
Eicher Motors Ltd.	567	181,913
Hino Motors Ltd.	10,000	102,028
Hitachi Construction Machinery Company Ltd.	4,100	88,971
Hyundai Heavy Industries Company Ltd.	1,548	186,483	(a)

Komatsu Ltd.	29,000	658,271
Samsung Heavy Industries Company Ltd.	5,036	38,568	(a)
Volvo AB, Class B	50,731	594,168
Weichai Power Company Ltd., Class H	36,000	55,441
Yangzijiang Shipbuilding Holdings Ltd.	82,000	46,259
		2,261,022

Construction Materials—0.2%
ACC Ltd.	1,972	38,644
Ambuja Cements Ltd.	22,724	68,972
Anhui Conch Cement Company Ltd., Class H	52,000	141,517
Asia Cement Corp.	78,030	63,796
Boral Ltd.	47,888	187,596
Cementos Argos S.A.	13,625	53,828
Cemex SAB de C.V.	476,070	383,139	(a)
China National Building Material Company Ltd., Class H	126,000	61,268
CRH PLC	26,191	910,380
Fletcher Building Ltd.	25,315	187,113
Grupo Argos S.A.	11,233	72,143
HeidelbergCement AG	5,149	481,341
Imerys S.A.	1,254	95,324
Indocement Tunggal Prakarsa Tbk PT	55,500	63,440
James Hardie Industries PLC	13,492	214,637
Lafarge Malaysia Bhd	13,800	22,118
LafargeHolcim Ltd.	14,133	746,038	(a)
Semen Indonesia Persero Tbk PT	110,500	75,252
Taiheiyo Cement Corp.	47,000	149,098
Taiwan Cement Corp.	134,000	146,145
The Siam Cement PCL	7,500	104,299
The Siam Cement PCL NVDR	2,600	36,012
Titan Cement Company S.A.	1,510	35,517
Ultratech Cement Ltd.	1,319	63,161
		4,400,778

Consumer Electronics—0.1%
Casio Computer Company Ltd.	8,300	117,631
Garmin Ltd.	5,207	252,487
LG Electronics Inc.	2,888	123,382
Nikon Corp.	10,100	157,343
Panasonic Corp.	72,500	739,390
Sony Corp.	40,400	1,134,394
		2,524,627

Consumer Finance—0.0% *
Acom Company Ltd.	16,000	70,099	(a)
AEON Financial Service Company Ltd.	2,900	51,642
Credit Saison Company Ltd.	6,100	108,627
Gentera SAB de C.V.	41,300	66,837
Mahindra & Mahindra Financial Services Ltd.	10,172	40,444
Provident Financial PLC	5,000	176,018
Samsung Card Company Ltd.	1,450	47,661
Shriram Transport Finance Company Ltd.	4,730	59,378
		620,706

Copper—0.0% *
Antofagasta PLC	12,579	104,917
First Quantum Minerals Ltd.	21,644	215,464
Jiangxi Copper Company Ltd., Class H	61,000	85,129
KGHM Polska Miedz S.A.	5,917	131,089
		536,599

Data Processing & Outsourced Services—0.1%
Amadeus IT Group S.A.	14,654	667,249
Cielo S.A.	36,254	310,666
Computershare Ltd.	18,369	165,730
EVERTEC Inc.	1,278	22,684
Travelport Worldwide Ltd.	2,313	32,613
Worldpay Group PLC	54,354	181,272	(d)
		1,380,214

Department Stores—0.1%
El Puerto de Liverpool SAB de C.V.	6,900	50,088
Hyundai Department Store Company Ltd.	375	33,843
Isetan Mitsukoshi Holdings Ltd.	9,800	105,869
J Front Retailing Company Ltd.	9,000	121,533
Lojas Renner S.A.	16,540	117,747
Lotte Shopping Company Ltd.	446	81,793
Marks & Spencer Group PLC	53,208	230,113
Marui Group Company Ltd.	8,400	122,937
Matahari Department Store Tbk PT	50,000	56,133
Next PLC	4,852	298,749
SACI Falabella	17,913	142,253
Shinsegae Inc.	309	45,027
Takashimaya Company Ltd.	10,000	82,651
Woolworths Holdings Ltd.	35,874	186,309
		1,675,045

Distillers & Vintners—0.1%
Diageo PLC	79,882	2,082,700
Pernod Ricard S.A.	6,647	721,775
Remy Cointreau S.A.	964	82,379
Treasury Wine Estates Ltd.	23,696	183,250
United Spirits Ltd.	3,069	87,905	(a)
		3,158,009

Distributors—0.0% *
Imperial Holdings Ltd.	6,577	87,745
Jardine Cycle & Carriage Ltd.	4,444	126,826
		214,571

Diversified Banks—3.3%
ABN AMRO Group N.V.	8,511	188,965	(d)
Abu Dhabi Commercial Bank PJSC	90,716	170,421
Agricultural Bank of China Ltd., Class H	654,000	268,242
Akbank TAS	81,386	180,930
Alior Bank S.A.	1,742	22,614	(a)
Alliance Financial Group Bhd	47,100	39,057
Alpha Bank AE	47,969	96,131	(a)
AMMB Holdings Bhd	71,600	68,791
Aozora Bank Ltd.	41,000	145,179
Australia & New Zealand Banking Group Ltd.	92,724	2,042,442
Axis Bank Ltd.	54,881	364,121
Banco Bilbao Vizcaya Argentaria S.A.	203,875	1,379,248
Banco Bradesco S.A.	12,284	109,981
Banco de Chile	409,956	47,754
Banco de Credito e Inversiones	1,111	56,231
Banco de Sabadell S.A.	182,294	254,379
Banco do Brasil S.A.	29,600	255,466
Banco Latinoamericano de Comercio Exterior S.A., Class E	607	17,870
Banco Popular Espanol S.A.	138,358	133,967
Banco Santander Brasil S.A.	15,321	139,008
Banco Santander Chile	2,798,504	154,594
Banco Santander S.A.	461,365	2,413,172

Bangkok Bank PCL	12,800	57,726
Bangkok Bank PCL NVDR	1,300	5,790
Bank Central Asia Tbk PT	439,500	505,641
Bank Danamon Indonesia Tbk PT	138,000	38,002
Bank Handlowy w Warszawie S.A.	1,235	22,601
Bank Hapoalim BM	44,492	264,849
Bank Leumi Le-Israel BM	47,822	197,071	(a)
Bank Mandiri Persero Tbk PT	301,400	258,950
Bank Millennium S.A.	17,468	21,718	(a)
Bank Negara Indonesia Persero Tbk PT	294,500	120,773
Bank of China Ltd., Class H	2,668,000	1,183,767
Bank of Communications Company Ltd., Class H	277,000	200,431
Bank of Ireland	888,173	219,211	(a)
Bank of Montreal	20,298	1,461,674
Bank of the Philippine Islands	28,542	50,984
Bank Pekao S.A.	5,497	165,662
Bank Rakyat Indonesia Persero Tbk PT	367,100	318,122
Bank Zachodni WBK S.A.	987	74,717
Bankia S.A.	187,778	192,315
Bankinter S.A.	21,316	165,475
Barclays Africa Group Ltd.	16,356	201,762
Barclays PLC	535,746	1,479,226
BDO Unibank Inc.	56,200	126,729
BNP Paribas S.A.	33,460	2,136,927
BOC Hong Kong Holdings Ltd.	104,000	372,236
CaixaBank S.A.	83,276	275,803
Canadian Imperial Bank of Commerce	11,748	959,778
Chang Hwa Commercial Bank Ltd.	219,100	116,590
China CITIC Bank Corporation Ltd., Class H	336,000	213,653
China Construction Bank Corp., Class H	2,587,000	1,992,015
China Development Financial Holding Corp.	406,000	101,535
China Merchants Bank Company Ltd., Class H	131,231	307,717
China Minsheng Banking Corporation Ltd., Class H	244,200	261,109
CIMB Group Holdings Bhd	125,293	125,963
Commercial International Bank Egypt SAE	34,995	141,003
Commerzbank AG	36,239	276,964
Commonwealth Bank of Australia	54,430	3,248,005
Credicorp Ltd.	1,351	213,269
Credit Agricole S.A.	35,241	437,868
CTBC Financial Holding Company Ltd.	600,661	328,948
Danske Bank A/S	20,241	615,021
DBS Group Holdings Ltd.	48,800	585,722
DNB ASA	35,006	522,180
Doha Bank QSC	4,274	40,963
Dubai Islamic Bank PJSC	56,399	85,530
E.Sun Financial Holding Company Ltd.	225,869	128,601
Erste Group Bank AG	9,534	279,808	(a)
Eurobank Ergasias S.A.	2,173	1,478	(a)
First Financial Holding Company Ltd.	292,320	156,006
First Gulf Bank PJSC	25,788	90,222
Grupo Financiero Banorte SAB de C.V., Class O	84,000	416,300
Grupo Financiero Inbursa SAB de C.V., Class O	94,700	144,430
Grupo Financiero Santander Mexico SAB de C.V., Class B	68,900	99,697
Hana Financial Group Inc.	9,676	250,352
Hang Seng Bank Ltd.	23,800	442,961
Hong Leong Bank Bhd	22,500	67,711
Hong Leong Financial Group Bhd	8,200	25,993
HSBC Holdings PLC	633,497	5,142,083
Hua Nan Financial Holdings Company Ltd.	246,391	124,231

ICICI Bank Ltd.	47,185	177,317
Industrial & Commercial Bank of China Ltd., Class H	2,352,000	1,410,627
Industrial Bank of Korea	6,426	67,569
ING Groep N.V.	120,210	1,695,202
Intesa Sanpaolo S.p.A.	422,956	1,082,270
Intesa Sanpaolo S.p.A.	18,145	42,755
Itau CorpBanca	5,524,790	46,192
Japan Post Bank Company Ltd.	14,500	174,420
Kasikornbank PCL	38,000	188,353
Kasikornbank PCL NVDR	25,000	123,916
KB Financial Group Inc.	13,042	462,161
KBC Group N.V.	7,865	488,031
Komercni Banka AS	2,365	81,701
Krung Thai Bank PCL NVDR	138,400	68,407
Lloyds Banking Group PLC	2,012,402	1,554,388
Malayan Banking Bhd	68,900	125,943
Masraf Al Rayan QSC	10,608	109,535
mBank S.A.	587	47,144	(a)
Mega Financial Holding Company Ltd.	315,192	224,935
Metropolitan Bank & Trust Co.	17,411	25,427
Mitsubishi UFJ Financial Group Inc.	403,900	2,494,009
Mizrahi Tefahot Bank Ltd.	4,951	72,490
Mizuho Financial Group Inc.	773,800	1,391,891
National Australia Bank Ltd.	84,371	1,873,723
National Bank of Abu Dhabi PJSC	25,568	69,543
National Bank of Canada	10,963	445,779
National Bank of Greece S.A.	1,560	408	(a)
Natixis S.A.	35,140	198,663
Nedbank Group Ltd.	9,395	163,600
Nordea Bank AB	88,046	981,778
OTP Bank PLC	8,571	245,862
Oversea-Chinese Banking Corporation Ltd.	98,775	609,866
Piraeus Bank S.A.	840	185	(a)
Powszechna Kasa Oszczednosci Bank Polski S.A.	35,676	240,501	(a)
Public Bank Bhd	81,840	359,760
Qatar Islamic Bank SAQ	3,300	94,159
Qatar National Bank SAQ	7,544	337,485
Raiffeisen Bank International AG	5,172	94,811	(a)
RHB Bank Bhd	34,822	36,561
Royal Bank of Canada	46,213	3,131,408
Royal Bank of Scotland Group PLC	116,212	322,520	(a)
Sberbank of Russia PJSC ADR	88,322	1,022,327
Shinhan Financial Group Company Ltd.	14,787	553,992
SinoPac Financial Holdings Company Ltd.	324,436	91,405
Skandinaviska Enskilda Banken AB, Class A	46,511	489,193
Societe Generale S.A.	25,554	1,259,922
Standard Bank Group Ltd.	39,937	443,177
Standard Chartered PLC	103,603	849,521	(a)
State Bank of India	58,990	217,551
Sumitomo Mitsui Financial Group Inc.	43,600	1,667,218
Sumitomo Mitsui Trust Holdings Inc.	10,500	376,572
Svenska Handelsbanken AB, Class A	50,030	697,202
Swedbank AB, Class A	28,962	702,324
Taishin Financial Holding Company Ltd.	269,038	98,503
Taiwan Business Bank	163,289	41,292
Taiwan Cooperative Financial Holding Company Ltd.	281,262	122,614
The Bank of East Asia Ltd.	40,000	153,228
The Bank of Nova Scotia	38,459	2,143,988
The Bank of NT Butterfield & Son Ltd.	240	7,546

The Commercial Bank QSC	702	1,349	(a,j)
The Commercial Bank QSC	3,901	34,817
The Siam Commercial Bank PCL NVDR	60,100	255,937
The Toronto-Dominion Bank	59,015	2,914,115
TMB Bank PCL NVDR	250,000	14,660
Turkiye Garanti Bankasi AS	68,113	147,550
Turkiye Halk Bankasi AS	25,730	68,319
Turkiye Is Bankasi, Class C	27,410	40,364
Turkiye Vakiflar Bankasi Tao, Class D	28,976	35,833
UniCredit S.p.A.	173,837	501,291
United Overseas Bank Ltd.	38,431	542,668
VTB Bank PJSC GDR	85,999	205,280
Westpac Banking Corp.	105,590	2,492,521
Woori Bank	10,759	113,576
Yapi ve Kredi Bankasi AS	34,531	33,671	(a)
Yes Bank Ltd.	9,342	158,981
		76,470,233

Diversified Capital Markets—0.2%
China Everbright Ltd.	36,000	68,535
Credit Suisse Group AG	63,438	911,919	(a)
Deutsche Bank AG	45,238	823,080	(a)
Investec Ltd.	5,853	38,841
Investec PLC	16,614	110,036
Macquarie Group Ltd.	9,335	588,885
Mirae Asset Daewoo Company Ltd.	7,490	44,898
UBS Group AG	115,211	1,808,054
		4,394,248

Diversified Chemicals—0.2%
Arkema S.A.	2,771	271,637
BASF SE	29,218	2,721,510
Daicel Corp.	11,000	121,662
Incitec Pivot Ltd.	61,205	159,547
Lanxess AG	3,347	220,111
Mitsubishi Chemical Holdings Corp.	45,800	297,650
Mitsubishi Gas Chemical Company Inc.	7,000	119,732
Nissan Chemical Industries Ltd.	3,600	120,530
OCI Company Ltd.	643	41,898	(a)
Sasol Ltd.	18,970	553,355
Solvay S.A.	2,328	273,415
Sumitomo Chemical Company Ltd.	50,000	238,350
		5,139,397

Diversified Metals & Mining—0.4%
Anglo American PLC	47,262	677,432	(a)
BHP Billiton Ltd.	103,238	1,873,351
BHP Billiton PLC	60,023	968,997
Boliden AB	11,175	292,642
Ferroglobe PLC	1,316	14,252
Ferroglobe PLC	1,316	—	(j)
Glencore PLC	387,241	1,327,104	(a)
Grupo Mexico SAB de C.V., Class B	98,250	268,451
Korea Zinc Company Ltd.	341	134,107
Mitsubishi Materials Corp.	2,800	86,183
MMC Norilsk Nickel PJSC ADR	20,445	345,929
Rio Tinto Ltd.	12,764	553,620
Rio Tinto PLC	38,910	1,518,579
South32 Ltd.	188,208	374,774
Sumitomo Metal Mining Company Ltd.	13,000	167,968

Teck Resources Ltd., Class B	18,681	374,303
Turquoise Hill Resources Ltd.	29,112	93,563	(a)
Vedanta Ltd.	42,022	133,923
		9,205,178

Diversified Real Estate Activities—0.3%
Aldar Properties PJSC	118,736	85,022
Ayala Land Inc.	254,600	163,886
Barwa Real Estate Co.	6,158	56,229
CapitaLand Ltd.	75,000	156,780
City Developments Ltd.	16,000	91,701
Daito Trust Construction Company Ltd.	2,500	376,817
Daiwa House Industry Company Ltd.	17,700	485,011
Ezdan Holding Group QSC	23,752	98,559
Hang Lung Properties Ltd.	80,000	169,634
Henderson Land Development Company Ltd.	35,318	187,907
Kerry Properties Ltd.	29,500	80,093
LendLease Group	16,540	175,098
Mitsubishi Estate Company Ltd.	39,000	778,261
Mitsui Fudosan Company Ltd.	30,000	695,760
New World Development Company Ltd.	202,019	213,662
Nomura Real Estate Holdings Inc.	5,000	85,223
Sumitomo Realty & Development Company Ltd.	12,000	319,561
Sun Hung Kai Properties Ltd.	46,000	581,441
Swire Pacific Ltd., Class A	16,000	152,815
The Wharf Holdings Ltd.	42,000	279,254
Tokyo Tatemono Company Ltd.	8,500	113,907
Tokyu Fudosan Holdings Corp.	18,000	106,486
UOL Group Ltd.	18,000	74,632
Wheelock & Company Ltd.	24,000	135,119
		5,662,858

Diversified REITs—0.1%
Fibra Uno Administracion S.A. de C.V.	80,100	123,174
Fonciere Des Regions	1,009	88,268
Gecina S.A.	1,411	195,631
Growthpoint Properties Ltd.	60,504	114,548
H&R Real Estate Investment Trust	5,097	85,023
ICADE	1,137	81,297
Land Securities Group PLC	28,796	379,302
Mirvac Group	110,757	170,824
Nomura Real Estate Master Fund Inc.	120	181,901
Redefine Properties Ltd.	110,314	90,268
Stockland	73,217	242,815
Suntec Real Estate Investment Trust	115,500	131,913
The GPT Group	54,229	197,514
United Urban Investment Corp.	89	135,749
		2,218,227

Diversified Support Services—0.0% *
Babcock International Group PLC	10,408	122,562
Brambles Ltd.	46,709	419,392
Edenred	7,377	146,553
ISS A/S	5,324	180,046
KEPCO Plant Service & Engineering Company Ltd.	1,248	56,004
		924,557

Drug Retail—0.0% *
Raia Drogasil S.A.	7,400	139,124

Education Services—0.0% *
Benesse Holdings Inc.	3,000	82,823
Kroton Educacional S.A.	39,716	162,661
New Oriental Education & Technology Group Inc. ADR	4,500	189,450	(a)
		434,934

Electric Utilities—0.4%
AusNet Services	64,560	73,862
CEZ AS	6,598	110,748
Cheung Kong Infrastructure Holdings Ltd.	22,000	175,077
Chubu Electric Power Company Inc.	22,600	316,421
CLP Holdings Ltd.	55,000	505,440
Contact Energy Ltd.	14,241	46,275
CPFL Energia S.A.	9,731	75,374
EDP—Energias de Portugal S.A.	80,877	246,873
EDP—Energias do Brasil S.A.	9,400	38,701
Electricite de France S.A.	8,515	86,938
Endesa S.A.	9,132	193,844
Enel Americas S.A.	730,486	114,516
Enel Chile S.A.	730,486	66,637
Enel S.p.A.	230,606	1,018,654
Fortis Inc.	8,347	258,056
Fortum Oyj	11,864	182,322
Hokuriku Electric Power Co.	6,200	69,636
Iberdrola S.A.	173,263	1,139,258
Interconexion Electrica S.A. ESP	12,838	42,679
Korea Electric Power Corp.	8,344	304,316
Kyushu Electric Power Company Inc.	17,100	185,903
PGE Polska Grupa Energetyczna S.A.	27,532	68,924
Power Assets Holdings Ltd.	43,000	379,078
Red Electrica Corp. S.A.	16,860	318,762
RusHydro PJSC ADR	52,229	75,993
SSE PLC	31,774	609,732
Tata Power Company Ltd.	40,698	45,393
Tauron Polska Energia S.A.	37,527	25,622	(a)
Tenaga Nasional Bhd	88,500	274,220
Terna Rete Elettrica Nazionale S.p.A.	57,316	263,096
The Chugoku Electric Power Company Inc.	11,800	138,705
The Kansai Electric Power Company Inc.	21,400	234,485	(a)
Tohoku Electric Power Company Inc.	17,000	215,278
Tokyo Electric Power Company Holdings Inc.	54,100	218,933	(a)
		8,119,751

Electrical Components & Equipment—0.2%
ABB Ltd.	59,625	1,260,142	(a)
Fuji Electric Company Ltd.	21,000	109,109
Legrand S.A.	9,580	545,138
Mabuchi Motor Company Ltd.	1,800	94,140
Nidec Corp.	7,900	683,084
OSRAM Licht AG	2,597	136,480
Prysmian S.p.A.	7,493	192,839
Schneider Electric SE	17,374	1,211,481
Teco Electric and Machinery Company Ltd.	64,000	55,403
Zhuzhou CRRC Times Electric Company Ltd., Class H	17,000	86,281
		4,374,097

Electronic Components—0.2%
Alps Electric Company Ltd.	5,800	140,531
AU Optronics Corp.	313,000	114,599
Delta Electronics Inc.	62,000	306,835

Hamamatsu Photonics KK	5,200	137,094
Hirose Electric Company Ltd.	1,200	149,080
Innolux Corp.	289,212	104,094
Kyocera Corp.	10,500	523,222
Largan Precision Company Ltd.	3,000	352,788
LG Display Company Ltd.	7,752	201,855
LG Innotek Company Ltd.	512	37,474
Murata Manufacturing Company Ltd.	6,100	818,494
Nippon Electric Glass Company Ltd.	14,000	75,861
Omron Corp.	6,300	242,256
Samsung Electro-Mechanics Company Ltd.	1,559	65,571
Samsung SDI Company Ltd.	1,803	162,715
TDK Corp.	4,100	282,625
Yaskawa Electric Corp.	8,000	124,697
Zhen Ding Technology Holding Ltd.	7,350	14,550
		3,854,341

Electronic Equipment & Instruments—0.1%
Hexagon AB, Class B	8,413	301,437
Hitachi High-Technologies Corp.	2,400	97,020
Hitachi Ltd.	156,000	845,304
Ingenico Group S.A.	1,804	144,363
Keyence Corp.	1,500	1,031,423
Shimadzu Corp.	9,000	143,679
Yokogawa Electric Corp.	9,000	130,638
		2,693,864

Electronic Manufacturing Services—0.1%
AAC Technologies Holdings Inc.	24,000	218,079
Fabrinet	697	28,089	(a)
Hon Hai Precision Industry Company Ltd.	503,844	1,316,320
TE Connectivity Ltd.	15,873	1,099,681
		2,662,169

Environmental & Facilities Services—0.0% *
China Everbright International Ltd.	88,000	99,769
Park24 Company Ltd.	3,100	84,254
		184,023

Fertilizers & Agricultural Chemicals—0.1%
Agrium Inc.	4,351	437,874
Grupa Azoty S.A.	816	12,251
Israel Chemicals Ltd.	18,673	76,659
K+S AG	6,950	166,329
Potash Corporation of Saskatchewan Inc.	26,038	471,618
Syngenta AG	3,083	1,220,945
Taiwan Fertilizer Company Ltd.	28,000	34,882
UPL Ltd.	8,010	76,341
Yara International ASA	5,387	212,784
		2,709,683

Financial Exchanges & Data—0.1%
ASX Ltd.	6,529	235,153
BM&FBovespa S.A.	60,000	304,175
Deutsche Boerse AG	6,462	528,497	(a)
Hong Kong Exchanges & Clearing Ltd.	37,700	890,817
Japan Exchange Group Inc.	15,900	227,659
London Stock Exchange Group PLC	9,750	351,067
Singapore Exchange Ltd.	29,300	145,212
Thomson Reuters Corp.	8,493	372,133
		3,054,713

Food Distributors—0.0% *
Bid Corporation Ltd.	11,502	206,195
The Spar Group Ltd.	6,247	90,715
		296,910

Food Retail—0.3%
Alimentation Couche-Tard Inc., Class B	13,852	628,843
BIM Birlesik Magazalar AS	7,874	109,685
Casino Guichard Perrachon S.A.	2,125	102,183
Colruyt S.A.	2,817	139,663
CP ALL PCL NVDR	164,800	287,625
Empire Company Ltd., Class A	3,981	46,666
Eurocash S.A.	2,510	23,655
FamilyMart UNY Holdings Company Ltd.	2,200	146,748
George Weston Ltd.	1,978	167,541
ICA Gruppen AB	2,095	64,087
J Sainsbury PLC	48,231	148,574
Jeronimo Martins SGPS S.A.	11,329	176,132
Koninklijke Ahold Delhaize N.V.	40,413	853,791
Lawson Inc.	1,900	133,742
Loblaw Companies Ltd.	6,400	338,075
Magnit PJSC GDR	9,333	412,052
Metro Inc.	8,754	262,153
Pick n Pay Stores Ltd.	9,438	43,977
President Chain Store Corp.	21,000	150,517
Seven & I Holdings Company Ltd.	24,800	946,838
Shoprite Holdings Ltd.	16,646	208,711
Tesco PLC	260,897	666,837	(a)
WM Morrison Supermarkets PLC	66,803	190,432
Woolworths Ltd.	38,507	671,978
		6,920,505

Footwear—0.0% *
Anta Sports Products Ltd.	34,000	101,520
Asics Corp.	6,600	132,130
Belle International Holdings Ltd.	203,000	114,158
Feng TAY Enterprise Company Ltd.	12,320	46,063
Pou Chen Corp.	80,000	99,786
Yue Yuen Industrial Holdings Ltd.	31,000	112,554
		606,211

Forest Products—0.0% *
Duratex S.A.	11,374	23,764	(a)
West Fraser Timber Company Ltd.	3,058	109,477
		133,241

Gas Utilities—0.1%
APA Group	33,674	208,965
China Gas Holdings Ltd.	58,000	78,698
China Resources Gas Group Ltd.	34,000	95,600
Enagas S.A.	7,905	201,149
ENN Energy Holdings Ltd.	32,000	131,663
GAIL India Ltd.	14,061	90,442
Gas Natural SDG S.A.	10,427	196,972
Hong Kong & China Gas Company Ltd.	241,688	428,315
Korea Gas Corp.	1,143	45,851
Osaka Gas Company Ltd.	57,000	219,721
Perusahaan Gas Negara Persero Tbk	436,000	87,378
Petronas Gas Bhd	24,000	113,955
Toho Gas Company Ltd.	15,000	122,305
Tokyo Gas Company Ltd.	67,000	303,822
		2,324,836

General Merchandise Stores—0.0% *
Canadian Tire Corporation Ltd., Class A	2,622	272,299
Dollarama Inc.	4,331	317,724
Don Quijote Holdings Company Ltd.	4,000	148,326
Harvey Norman Holdings Ltd.	20,526	76,395
Lojas Americanas S.A.	5,850	22,414
Ryohin Keikaku Company Ltd.	700	137,497
		974,655

Gold—0.1%
Agnico Eagle Mines Ltd.	7,434	312,926
AngloGold Ashanti Ltd.	14,863	165,835	(a)
Barrick Gold Corp.	40,239	644,820
Cia de Minas Buenaventura S.A. ADR	8,589	96,884
Eldorado Gold Corp.	25,001	80,537	(a)
Franco-Nevada Corp.	6,022	360,498
Gold Fields Ltd.	31,089	99,098
Goldcorp Inc.	27,809	379,068
Kinross Gold Corp.	42,336	132,275	(a)
Newcrest Mining Ltd.	27,147	398,057
Randgold Resources Ltd.	3,180	252,069
Yamana Gold Inc.	28,763	80,860
Zijin Mining Group Company Ltd., Class H	230,000	74,163
		3,077,090

Healthcare Distributors—0.0% *
Alfresa Holdings Corp.	6,400	106,122
Medipal Holdings Corp.	5,400	85,328
Shanghai Pharmaceuticals Holding Company Ltd., Class H	22,700	52,057
Sinopharm Group Company Ltd., Class H	41,600	171,430
Suzuken Company Ltd.	2,800	91,705
		506,642

Healthcare Equipment—0.3%
Cochlear Ltd.	1,696	150,500
Getinge AB, Class B	7,959	127,998
LivaNova PLC	384	17,269	(a)
Medtronic PLC	61,363	4,370,887
Novocure Ltd.	1,017	7,984	(a)
Olympus Corp.	8,700	301,350
Oxford Immunotec Global PLC	448	6,698	(a)
Smith & Nephew PLC	31,271	471,794
Sonova Holding AG	1,517	184,186
STERIS PLC	742	50,003
Sysmex Corp.	5,200	301,831
Terumo Corp.	9,100	336,661
William Demant Holding A/S	6,135	106,869	(a)
Wright Medical Group N.V.	1,980	45,500	(a)
		6,479,530

Healthcare Facilities—0.0% *
Apollo Hospitals Enterprise Ltd.	2,610	45,486
Bangkok Dusit Medical Services PCL NVDR	109,000	70,312
Bumrungrad Hospital PCL NVDR	13,000	65,707
Healthscope Ltd.	32,226	53,437
IHH Healthcare Bhd	95,100	134,615
Life Healthcare Group Holdings Ltd.	38,831	92,570
Mediclinic International PLC	10,371	98,803
Netcare Ltd.	33,031	76,907
Ramsay Health Care Ltd.	4,955	245,055
Ryman Healthcare Ltd.	4,493	25,408
		908,300

Healthcare Services—0.1%
Fresenius Medical Care AG & Company KGaA	7,259	615,960
Fresenius SE & Company KGaA	13,149	1,029,905
Miraca Holdings Inc.	2,100	94,526
Nobilis Health Corp.	1,159	2,434	(a)
Sonic Healthcare Ltd.	15,192	235,411
		1,978,236

Healthcare Supplies—0.1%
Coloplast A/S, Class B	3,718	251,205
Essilor International S.A.	6,936	785,345
Hoya Corp.	12,700	534,743
Shandong Weigao Group Medical Polymer Company Ltd., Class H	60,000	40,087
		1,611,380

Healthcare Technology—0.0% *
Alibaba Health Information Technology Ltd.	44,000	22,133	(a)
M3 Inc.	4,800	121,199
		143,332

Heavy Electrical Equipment—0.1%
Bharat Heavy Electricals Ltd.	22,240	39,634
Doosan Heavy Industries & Construction Company Ltd.	2,060	46,392
Mitsubishi Electric Corp.	57,000	796,343
Shanghai Electric Group Company Ltd., Class H	108,000	48,337	(a)
Vestas Wind Systems A/S	7,811	508,578
		1,439,284

Highways & Railtracks—0.1%
Abertis Infraestructuras S.A.	16,021	224,661
Atlantia S.p.A.	13,697	321,588
CCR S.A.	36,100	177,023
Groupe Eurotunnel SE	16,536	157,565
Jasa Marga Persero Tbk PT	86,987	27,893
Jiangsu Expressway Company Ltd., Class H	44,000	55,616
OHL Mexico SAB de C.V.	24,300	24,051
Promotora y Operadora de Infraestructura SAB de C.V.	7,800	65,500
Transurban Group	63,583	475,137
Zhejiang Expressway Company Ltd., Class H	52,000	49,631
		1,578,665

Home Building—0.1%
Barratt Developments PLC	32,674	186,688
Iida Group Holdings Company Ltd.	5,300	100,742
Persimmon PLC	9,736	213,658
Sekisui Chemical Company Ltd.	12,300	196,572
Sekisui House Ltd.	17,700	295,240
Taylor Wimpey PLC	108,071	204,981
		1,197,881

Home Entertainment Software—0.1%
Kingsoft Corporation Ltd.	27,000	55,371
Konami Holdings Corp.	3,800	153,779
NCSoft Corp.	441	90,369
Nexon Company Ltd.	4,000	58,095
Nintendo Company Ltd.	3,700	778,480
		1,136,094

Home Furnishing Retail—0.0% *
Nitori Holdings Company Ltd.	2,600	297,818

Home Furnishings—0.0% *
Hanssem Company Ltd.	497	81,887
Steinhoff International Holdings N.V.	81,878	426,783
		508,670

Home Improvement Retail—0.0% *
Home Product Center PCL NVDR	107,359	30,579
Kingfisher PLC	64,617	279,694
		310,273

Hotels, Resorts & Cruise Lines—0.1%
Accor S.A.	4,749	177,469
Belmond Ltd., Class A	1,687	22,521	(a)
Carnival PLC	6,284	320,299
Flight Centre Travel Group Ltd.	2,032	46,054
InterContinental Hotels Group PLC	7,005	314,895
Minor International PCL NVDR	48,840	48,758
Shangri-La Asia Ltd.	34,000	35,872
TUI AG	18,655	268,084
		1,233,952

Household Appliances—0.0% *
Arcelik AS	8,562	51,602
Coway Company Ltd.	1,774	129,694
Electrolux AB, Class B	6,513	162,241
Haier Electronics Group Company Ltd.	31,000	48,780
Husqvarna AB, Class B	15,105	117,802
Rinnai Corp.	1,200	97,021
Techtronic Industries Company Ltd.	44,000	157,768
		764,908

Household Products—0.2%
Henkel AG & Company KGaA	3,382	353,078
Hindustan Unilever Ltd.	22,472	273,409
Kimberly-Clark de Mexico SAB de C.V., Class A	58,300	105,640
Lion Corp.	7,000	115,231
Reckitt Benckiser Group PLC	20,076	1,708,203
Svenska Cellulosa AB SCA, Class B	19,853	562,290
Unicharm Corp.	11,300	247,779
Unilever Indonesia Tbk PT	56,500	162,717
		3,528,347

Human Resource & Employment Services—0.1%
Adecco Group AG	5,309	348,152
Capita PLC	22,774	149,427
Randstad Holding N.V.	2,914	158,380
Recruit Holdings Company Ltd.	11,500	462,425
Seek Ltd.	13,036	140,458
		1,258,842

Hypermarkets & Super Centers—0.1%
Aeon Company Ltd.	18,600	264,085
Carrefour S.A.	18,716	451,865
Cencosud S.A.	43,221	121,316
Distribuidora Internacional de Alimentacion S.A.	22,662	111,506
E-MART Inc.	682	103,333
Massmart Holdings Ltd.	3,853	35,546
Metro AG	6,586	219,408
Sun Art Retail Group Ltd.	88,500	77,620
Wal-Mart de Mexico SAB de C.V.	166,324	299,523
Wesfarmers Ltd.	36,271	1,106,758
		2,790,960

Independent Power Producers & Energy Traders—0.0% *
Aboitiz Power Corp.	66,300	55,614
AES Gener S.A.	82,891	29,702

CGN Power Company Ltd., Class H	390,000	107,143	(d)
China Power International Development Ltd.	121,000	43,854
China Resources Power Holdings Company Ltd.	82,000	130,301
Colbun S.A.	260,471	51,232
Electric Power Development Company Ltd.	4,300	99,173
Enel Generacion Chile S.A.	101,082	66,932
Glow Energy PCL NVDR	17,700	39,047
Huaneng Power International Inc., Class H	126,000	83,532
NTPC Ltd.	44,321	107,717
		814,247

Industrial Conglomerates—0.4%
Aboitiz Equity Ventures Inc.	66,580	94,822
Alfa SAB de C.V., Class A	80,824	100,670
Alliance Global Group Inc.	117,400	30,181
Beijing Enterprises Holdings Ltd.	19,500	92,179
CITIC Ltd.	91,000	130,282
CJ Corp.	632	97,851
CK Hutchison Holdings Ltd.	87,064	987,073
DCC PLC	3,000	223,900
DMCI Holdings Inc.	140,000	37,343
Far Eastern New Century Corp.	119,916	90,042
Fosun International Ltd.	84,500	119,669
Grupo Carso SAB de C.V.	22,000	89,029
Hanwha Corp.	2,100	60,941
Industries Qatar QSC	5,401	174,278
Jardine Matheson Holdings Ltd.	8,000	442,000
JG Summit Holdings Inc.	62,960	85,677
Keihan Holdings Company Ltd.	12,000	79,016
Keppel Corporation Ltd.	52,800	211,609
KOC Holding AS	23,474	92,092
Koninklijke Philips N.V.	29,741	909,710
LG Corp.	3,743	185,941
NWS Holdings Ltd.	63,042	102,778
Samsung C&T Corp.	2,705	281,071
Seibu Holdings Inc.	5,300	95,244
Sembcorp Industries Ltd.	42,000	82,855
Shanghai Industrial Holdings Ltd.	20,000	54,172
Siemens AG	24,052	2,963,081
Siemens Ltd.	2,575	42,152
Sime Darby Bhd	71,462	129,033
SK Holdings Company Ltd.	1,185	225,168
SM Investments Corp.	6,891	90,794
Smiths Group PLC	15,368	268,891
The Bidvest Group Ltd.	11,502	152,449
Toshiba Corp.	126,000	305,831	(a)
Turkiye Sise ve Cam Fabrikalari A/S	23,244	25,308
		9,153,132

Industrial Gases—0.1%
Air Liquide S.A.	12,811	1,427,585
Air Water Inc.	6,000	108,544
Linde AG	5,160	849,576
Taiyo Nippon Sanso Corp.	5,400	62,688
		2,448,393

Industrial Machinery—0.3%
Alfa Laval AB	7,568	125,625
Amada Holdings Company Ltd.	13,000	145,454
Andritz AG	2,017	101,468

Atlas Copco AB, Class A	21,101	644,555
Atlas Copco AB, Class B	9,403	257,313
China Conch Venture Holdings Ltd.	53,500	95,226
FANUC Corp.	6,400	1,087,289
GEA Group AG	5,847	235,769
Hiwin Technologies Corp.	7,800	35,819
Hoshizaki Corp.	1,500	118,961
IHI Corp.	53,000	138,140	(a)
IMI PLC	6,761	86,884
JTEKT Corp.	8,400	134,677
Kawasaki Heavy Industries Ltd.	41,000	129,009
Kone Oyj, Class B	11,026	495,075
Kurita Water Industries Ltd.	2,800	61,793
Makita Corp.	3,600	241,677
Metso Oyj	5,381	153,809
Minebea Company Ltd.	13,000	122,159
Mitsubishi Heavy Industries Ltd.	106,000	484,037
Nabtesco Corp.	5,000	116,560
NGK Insulators Ltd.	10,000	194,367
NSK Ltd.	12,900	149,754
Pentair PLC	7,532	422,319
Sandvik AB	33,359	413,839
Schindler Holding AG	1,241	219,298
Schindler Holding AG	135	23,630
SKF AB, Class B	9,665	178,308
SMC Corp.	1,800	430,651
Sumitomo Heavy Industries Ltd.	21,000	135,577
The Weir Group PLC	8,910	208,082
THK Company Ltd.	4,600	101,990
Wartsila Oyj Abp	5,119	230,441
WEG S.A.	20,540	97,819
Zardoya Otis S.A.	7,066	59,846
		7,877,220

Industrial REITs—0.0% *
Ascendas Real Estate Investment Trust	87,150	136,935
Goodman Group	54,792	282,882
Nippon Prologis REIT Inc.	35	71,690
Segro PLC	27,782	157,260
		648,767

Insurance Brokers—0.1%
Aon PLC	11,806	1,316,723
Willis Towers Watson PLC	5,763	704,700
		2,021,423

Integrated Oil & Gas—1.1%
BP PLC	585,477	3,686,672
Cenovus Energy Inc.	26,809	405,818
China Petroleum & Chemical Corp., Class H	805,400	571,342
Ecopetrol S.A.	226,632	104,181	(a)
Eni S.p.A.	80,005	1,305,440
Galp Energia SGPS S.A.	10,377	155,311
Gazprom PJSC ADR	196,173	990,674
Husky Energy Inc.	14,254	173,146	(a)
Imperial Oil Ltd.	8,844	308,045
Lukoil PJSC ADR	14,156	794,435
MOL Hungarian Oil & Gas PLC	1,514	106,687
OMV AG	3,925	138,935
Origin Energy Ltd.	53,651	256,013

PetroChina Company Ltd., Class H	618,000	460,721
Petroleo Brasileiro S.A.	92,900	483,524	(a)
Polskie Gornictwo Naftowe i Gazownictwo S.A.	63,407	85,519
PTT PCL NVDR	34,800	361,503
Repsol S.A.	36,497	516,606
Rosneft Oil Company PJSC GDR	45,830	297,895
Royal Dutch Shell PLC, Class A	137,644	3,814,038
Royal Dutch Shell PLC, Class B	119,241	3,468,385
Statoil ASA	37,716	694,055
Suncor Energy Inc.	52,547	1,720,155
Surgutneftegas OJSC ADR	3,950	20,263
Surgutneftegas OJSC ADR	29,028	145,140
Total S.A.	71,295	3,663,666
		24,728,169

Integrated Telecommunication Services—0.6%
BCE Inc.	4,587	198,489
Bezeq The Israeli Telecommunication Corporation Ltd.	71,154	135,332
Bharti Infratel Ltd.	20,103	102,040
BT Group PLC	272,662	1,236,140
China Communications Services Corporation Ltd., Class H	84,000	53,521
China Telecom Corporation Ltd., Class H	442,000	204,092
China Unicom Hong Kong Ltd.	204,000	237,596
Chunghwa Telecom Company Ltd.	122,000	384,219
Deutsche Telekom AG	100,892	1,740,431
Elisa Oyj	4,169	136,007
Emirates Telecommunications Group Co. PJSC	34,000	174,031
Hellenic Telecommunications Organization S.A.	10,479	98,701
HKT Trust & HKT Ltd.	75,280	92,241
Koninklijke KPN N.V.	115,628	343,192
KT Corp.	1,110	27,019
LG Uplus Corp.	8,060	76,409
Nippon Telegraph & Telephone Corp.	23,000	968,629
Ooredoo QSC	3,023	84,512
Orange Polska S.A.	28,318	37,379
Orange S.A.	63,869	972,426
PCCW Ltd.	173,000	93,717
Proximus SADP	4,685	135,200
Rostelecom PJSC ADR	7,764	64,131
SFR Group S.A.	3,660	103,574	(a)
Singapore Telecommunications Ltd.	272,800	689,223
Spark New Zealand Ltd.	68,211	162,192
Swisscom AG	780	350,035
TDC A/S	28,766	147,960	(a)
Telecom Italia S.p.A.	350,948	309,826	(a)
Telecom Italia S.p.A.	190,334	137,919	(a)
Telefonica Deutschland Holding AG	18,390	78,945
Telefonica S.A.	145,005	1,348,966
Telekom Malaysia Bhd	42,600	56,502
Telekomunikasi Indonesia Persero Tbk PT	1,797,500	531,011
Telenor ASA	26,623	398,988
Telia Company AB	69,057	279,053
Telstra Corporation Ltd.	137,153	506,494
TELUS Corp.	8,060	256,937
TPG Telecom Ltd.	9,816	48,475
True Corporation PCL NVDR	237,369	47,394
Turk Telekomunikasyon AS	16,769	25,171
		13,074,119

Internet & Direct Marketing Retail—0.1%
Ctrip.com International Ltd. ADR	11,426	457,040	(a)
JD.com Inc. ADR	23,258	591,683	(a)
Rakuten Inc.	30,600	300,530
Vipshop Holdings Ltd. ADR	7,000	77,070	(a)
		1,426,323

Internet Software & Services—0.5%
Alibaba Group Holding Ltd. ADR	35,713	3,135,959	(a)
Auto Trader Group PLC	33,000	166,776	(d)
Baidu Inc. ADR	8,852	1,455,357	(a)
Cimpress N.V.	479	43,881	(a)
Global Sources Ltd.	131	1,159	(a)
Kakaku.com Inc.	3,100	51,403
Kakao Corp.	1,370	87,341
NAVER Corp.	965	619,204
NetEase Inc. ADR	2,671	575,173
Tencent Holdings Ltd.	179,800	4,399,252
United Internet AG	4,602	180,058
Yahoo Japan Corp.	28,300	108,944
		10,824,507

Investment Banking & Brokerage—0.1%
China Galaxy Securities Company Ltd., Class H	108,000	97,369
CITIC Securities Company Ltd., Class H	76,500	155,503
Daiwa Securities Group Inc.	48,000	296,433
Haitong Securities Company Ltd., Class H	98,000	168,112
Korea Investment Holdings Company Ltd.	1,740	60,363
Mediobanca S.p.A.	20,019	163,747
NEX Group PLC	12,393	71,128
NH Investment & Securities Company Ltd.	6,220	49,696
Nomura Holdings Inc.	121,700	719,025
Samsung Securities Company Ltd.	1,210	31,758
TP ICAP PLC	10,127	54,221
Yuanta Financial Holding Company Ltd.	369,211	137,470
		2,004,825

IT Consulting & Other Services—0.3%
Accenture PLC, Class A	27,767	3,252,349
Atos SE	2,821	298,289
Capgemini S.A.	5,602	473,583
CGI Group Inc., Class A	7,985	383,694	(a)
Fujitsu Ltd.	52,000	289,570
HCL Technologies Ltd.	17,992	218,756
Infosys Ltd.	57,596	857,957
Nomura Research Institute Ltd.	4,510	137,657
NTT Data Corp.	4,200	203,455
Otsuka Corp.	1,800	84,263
Samsung SDS Company Ltd.	1,113	128,551
Tata Consultancy Services Ltd.	16,723	583,112
Tech Mahindra Ltd.	9,252	66,599
Wipro Ltd.	24,408	171,111
		7,148,946

Leisure Facilities—0.0% *
Merlin Entertainments PLC	22,365	123,972	(d)
Oriental Land Company Ltd.	7,200	407,795
		531,767

Leisure Products—0.0% *
Bandai Namco Holdings Inc.	6,600	182,492
Giant Manufacturing Company Ltd.	10,000	56,781

Merida Industry Company Ltd.	7,350	32,840
Sankyo Company Ltd.	400	12,946
Sega Sammy Holdings Inc.	7,400	110,332
Shimano Inc.	2,400	377,383
Yamaha Corp.	6,100	186,711
		959,485

Life & Health Insurance—0.6%
Aegon N.V.	62,069	342,263
AIA Group Ltd.	381,800	2,154,447
Cathay Financial Holding Company Ltd.	205,417	307,211
China Life Insurance Company Ltd.	107,593	106,995
China Life Insurance Company Ltd., Class H	239,000	622,689
China Taiping Insurance Holdings Company Ltd.	67,288	138,861	(a)
CNP Assurances	5,764	107,001
Dai-ichi Life Holdings Inc.	32,500	542,247
Discovery Ltd.	11,285	94,489
Great-West Lifeco Inc.	10,027	262,965
Hanwha Life Insurance Company Ltd.	8,480	45,847
Industrial Alliance Insurance & Financial Services Inc.	3,775	150,291
Japan Post Holdings Company Ltd.	16,000	200,146
Legal & General Group PLC	170,057	520,284
Liberty Holdings Ltd.	4,059	32,947
Manulife Financial Corp.	58,393	1,041,107
Medibank Private Ltd.	100,000	204,196
MMI Holdings Ltd.	36,164	62,384
New China Life Insurance Company Ltd., Class H	23,300	106,986
NN Group N.V.	9,099	308,981
Old Mutual PLC	165,291	423,393
Ping An Insurance Group Company of China Ltd., Class H	177,000	885,782
Power Corporation of Canada	12,324	276,154
Power Financial Corp.	7,564	189,290
Prudential PLC	82,007	1,649,177
Rand Merchant Investment Holdings Ltd.	22,171	64,527
Samsung Life Insurance Company Ltd.	2,185	203,521
Sanlam Ltd.	55,316	254,433
Shin Kong Financial Holding Company Ltd.	265,751	65,141	(a)
Sony Financial Holdings Inc.	6,500	101,650
St. James’s Place PLC	18,140	227,285
Standard Life PLC	63,545	292,092
Sun Life Financial Inc.	19,923	765,841
Swiss Life Holding AG	981	278,176	(a)
T&D Holdings Inc.	17,600	233,213
		13,262,012

Life Sciences Tools & Services—0.0% *
Divi’s Laboratories Ltd.	2,856	32,890
Eurofins Scientific SE	326	139,259
Lonza Group AG	1,992	345,540	(a)
QIAGEN N.V.	7,713	217,049	(a)
		734,738

Managed Healthcare—0.0% *
Odontoprev S.A.	10,100	39,100
Qualicorp S.A.	8,200	48,499
Triple-S Management Corp., Class B	465	9,626	(a)
		97,225

Marine—0.0% *
AP Moeller—Maersk A/S, Class A	107	161,952
AP Moeller—Maersk A/S, Class B	208	332,526
Costamare Inc.	543	3,041

Evergreen Marine Corporation Taiwan Ltd.	64,640	22,263	(a)
Kuehne + Nagel International AG	1,515	200,638
MISC Bhd	11,500	18,842
Mitsui OSK Lines Ltd.	28,000	77,781
Nippon Yusen KK	69,000	128,375
		945,418

Marine Ports & Services—0.0% *
Adani Ports & Special Economic Zone Ltd.	26,135	102,988
China Merchants Port Holdings Company Ltd.	43,159	107,102
COSCO SHIPPING Ports Ltd.	62,000	62,295
DP World Ltd.	6,267	109,735
Hutchison Port Holdings Trust, Class U	201,000	87,435
International Container Terminal Services Inc.	26,800	38,788
Kamigumi Company Ltd.	8,000	76,410
Mitsubishi Logistics Corp.	5,000	70,862
		655,615

Metal & Glass Containers—0.0% *
CCL Industries Inc., Class B	800	157,369
Toyo Seikan Group Holdings Ltd.	5,800	108,506
		265,875

Motorcycle Manufacturers—0.0% *
Bajaj Auto Ltd.	3,146	122,095
Hero Motocorp Ltd.	1,341	59,915
Yamaha Motor Company Ltd.	8,500	187,585
		369,595

Movies & Entertainment—0.0% *
Alibaba Pictures Group Ltd.	360,000	58,505	(a)
Eros International PLC	595	7,765	(a)
IMAX Corp.	1,119	35,137	(a)
Toho Company Ltd.	4,400	124,679
Vivendi S.A.	32,333	615,734
		841,820

Multi-Line Insurance—0.4%
Ageas	5,999	237,975
Allianz SE	14,774	2,446,512
Assicurazioni Generali S.p.A.	39,174	583,421
Aviva PLC	135,977	817,249
AXA S.A.	63,136	1,597,226
Baloise Holding AG	1,313	165,748
BB Seguridade Participacoes S.A.	23,900	207,813
China Pacific Insurance Group Company Ltd., Class H	91,800	320,282
Fairfax Financial Holdings Ltd.	773	373,805
Gjensidige Forsikring ASA	7,732	123,062
Mapfre S.A.	49,475	151,333
Porto Seguro S.A.	4,400	36,366
Powszechny Zaklad Ubezpieczen S.A.	10,589	84,244
Sampo Oyj, Class A	12,381	556,177
Sul America S.A.	5,000	27,652
UnipolSai S.p.A.	19,507	41,767
Zurich Insurance Group AG	4,952	1,366,203	(a)
		9,136,835

Multi-Sector Holdings—0.1%
Ayala Corp.	7,150	105,066
Corporation Financiera Colombiana S.A.	3,142	38,809
Eurazeo S.A.	1,517	88,931
EXOR N.V.	3,417	147,695
First Pacific Company Ltd.	94,000	65,713

Groupe Bruxelles Lambert S.A.	2,554	214,752
Grupo de Inversiones Suramericana S.A.	8,633	109,853
GT Capital Holdings Inc.	2,225	56,842
Haci Omer Sabanci Holding AS	34,397	89,474
Industrivarden AB, Class C	4,939	92,315
Investor AB, Class B	15,625	585,641
Kinnevik AB, Class B	8,574	206,030
Metro Pacific Investments Corp.	129,200	17,309
Onex Corp.	2,466	168,035
Pargesa Holding S.A.	1,294	84,412
Remgro Ltd.	15,705	256,161
Wendel S.A.	781	94,238
		2,421,276

Multi-Utilities—0.2%
AGL Energy Ltd.	22,062	352,890
Atco Ltd., Class I	2,398	79,859
Canadian Utilities Ltd., Class A	4,562	123,112
Centrica PLC	178,420	516,107
E.ON SE	59,815	422,702
Engie S.A.	43,091	550,857
Innogy SE	4,122	143,517	(a,d)
National Grid PLC	119,338	1,403,229
RWE AG	16,339	203,614	(a)
Suez	10,531	155,673
Veolia Environnement S.A.	13,696	233,662
YTL Corporation Bhd	200,400	69,242
YTL Power International Bhd	87,045	28,911
		4,283,375

Office REITs—0.0% *
CapitaLand Commercial Trust	95,000	97,321
City Office REIT Inc.	452	5,953
Dexus Property Group	31,181	217,202
Japan Prime Realty Investment Corp.	22	86,860
Japan Real Estate Investment Corp.	35	191,152
Nippon Building Fund Inc.	45	249,625
		848,113

Office Services & Supplies—0.0% *
Societe BIC S.A.	1,095	149,162

Oil & Gas Drilling—0.0% *
China Oilfield Services Ltd., Class H	58,000	53,862
Ensco PLC, Class A	2,649	25,748
Noble Corporation PLC	2,190	12,965
Seadrill Ltd.	7,580	25,848	(a)
Transocean Ltd.	16,339	240,837	(a)
		359,260

Oil & Gas Equipment & Services—0.0% *
Petrofac Ltd.	10,564	113,434
Saipem S.p.A.	123,361	69,612	(a)
Sapurakencana Petroleum Bhd	127,700	46,116	(a)
Technip S.A.	4,256	304,400
Tenaris S.A.	17,331	310,209
		843,771

Oil & Gas Exploration & Production—0.3%
ARC Resources Ltd.	11,975	206,362
Cairn India Ltd.	17,722	63,256
Canadian Natural Resources Ltd.	34,895	1,113,424
CNOOC Ltd.	566,000	708,125

Crescent Point Energy Corp.	17,845	242,848
Encana Corp.	28,724	337,564
Inpex Corp.	28,900	290,152
Lundin Petroleum AB	8,987	195,972	(a)
Novatek PJSC GDR GDR	3,285	426,393
Oil & Natural Gas Corporation Ltd.	43,307	121,746
Oil Search Ltd.	24,000	124,603
Peyto Exploration & Development Corp.	4,880	120,849
PrairieSky Royalty Ltd.	6,224	148,238
PTT Exploration & Production PCL NVDR	52,000	139,763
Santos Ltd.	50,308	146,441
Seven Generations Energy Ltd., Class A	7,200	168,101	(a)
Tatneft PJSC ADR	7,219	297,567
Tourmaline Oil Corp.	6,249	167,333	(a)
Vermilion Energy Inc.	4,105	172,918
Woodside Petroleum Ltd.	19,860	448,100
		5,639,755

Oil & Gas Refining & Marketing—0.1%
Bharat Petroleum Corporation Ltd.	12,960	121,055
Caltex Australia Ltd.	9,305	205,232
Cosan S.A. Industria e Comercio	5,500	64,468
Empresas COPEC S.A.	11,610	111,266
Formosa Petrochemical Corp.	43,000	149,431
Grupa Lotos S.A.	2,254	20,654	(a)
GS Holdings Corp.	2,084	93,347
Idemitsu Kosan Company Ltd.	3,200	85,189
IRPC PCL NVDR	378,600	50,747
JX Holdings Inc.	61,300	260,000
Keyera Corp.	6,976	210,469
Neste Oyj	4,893	188,372
Petronas Dagangan Bhd	8,900	47,218
Polski Koncern Naftowy ORLEN S.A.	9,561	195,375
Reliance Industries Ltd.	43,251	688,689
S-Oil Corp.	1,820	127,632
Showa Shell Sekiyu KK	7,600	70,829
SK Innovation Company Ltd.	2,421	293,655
Thai Oil PCL NVDR	30,500	61,536
TonenGeneral Sekiyu KK	11,000	116,192
Tupras Turkiye Petrol Rafinerileri AS	3,135	63,055
		3,224,411

Oil & Gas Storage & Transportation—0.2%
AltaGas Ltd.	4,683	118,380
Ardmore Shipping Corp.	614	4,544
DHT Holdings Inc.	1,868	7,734
Enbridge Inc.	30,307	1,276,869
Frontline Ltd.	1,321	9,392
Golar LNG Ltd.	1,783	40,902
Inter Pipeline Ltd.	11,848	261,866
Koninklijke Vopak N.V.	2,589	122,542
Kunlun Energy Company Ltd.	138,000	103,235
Navios Maritime Acquisition Corp.	1,649	2,803
Pembina Pipeline Corp.	12,074	377,782
Scorpio Tankers Inc.	3,299	14,945
Snam S.p.A.	74,890	309,168
Teekay Corp.	991	7,958
Teekay Tankers Ltd., Class A	2,370	5,356
TransCanada Corp.	24,406	1,101,778
Ultrapar Participacoes S.A.	11,400	239,755
Veresen Inc.	9,523	93,096
		4,098,105

Other Diversified Financial Services—0.1%
African Bank Investments Ltd.	52,786	39	(a,j)
AMP Ltd.	90,691	330,973
Challenger Ltd.	16,883	137,409
FirstRand Ltd.	120,303	467,752
Fubon Financial Holding Company Ltd.	240,000	379,782
ORIX Corp.	41,600	650,563
RMB Holdings Ltd.	26,636	129,333
		2,095,851

Packaged Foods & Meats—0.6%
Ajinomoto Company Inc.	19,000	383,470
Aryzta AG	2,031	89,625	(a)
Associated British Foods PLC	11,143	377,955
Barry Callebaut AG	87	106,658	(a)
BRF S.A.	20,100	297,977
Calbee Inc.	2,400	75,312
Charoen Pokphand Foods PCL NVDR	115,100	94,817
China Huishan Dairy Holdings Company Ltd.	55,000	21,353
China Mengniu Dairy Company Ltd.	106,000	204,258
Chocoladefabriken Lindt & Spruengli AG	33	171,275
Chocoladefabriken Lindt & Spruengli AG	3	182,713
CJ CheilJedang Corp.	320	94,718
Danone S.A.	18,890	1,199,438
Gruma SAB de C.V., Class B	8,900	113,791
Grupo Bimbo SAB de C.V., Class A	35,400	80,555
Indofood CBP Sukses Makmur Tbk PT	64,000	40,735
Indofood Sukses Makmur Tbk PT	165,000	97,059
JBS S.A.	25,900	90,718
Kerry Group PLC, Class A	5,644	404,209
Kikkoman Corp.	4,000	128,263
Lotte Confectionery Company Ltd.	350	51,726
M Dias Branco S.A.	1,200	42,404
Marine Harvest ASA	11,607	209,953	(a)
MEIJI Holdings Company Ltd.	4,000	314,142
Nestle India Ltd.	845	74,702
Nestle S.A.	99,269	7,134,944
NH Foods Ltd.	7,000	189,351
Nisshin Seifun Group Inc.	8,400	126,322
Nissin Foods Holdings Company Ltd.	2,300	121,079
Orion Corp.	139	75,381
Orkla ASA	29,065	264,052
Pioneer Foods Group Ltd.	4,038	45,465
PPB Group Bhd	17,800	62,931
Saputo Inc.	9,396	332,876
Standard Foods Corp.	15,304	36,374
Tate & Lyle PLC	19,062	166,644
Tiger Brands Ltd.	6,889	200,413
Tingyi Cayman Islands Holding Corp.	82,000	99,735
Toyo Suisan Kaisha Ltd.	2,500	90,775
Ulker Biskuvi Sanayi AS	3,012	13,837
Uni-President Enterprises Corp.	141,303	234,124
Universal Robina Corp.	30,200	99,325
Want Want China Holdings Ltd.	242,000	155,129
WH Group Ltd.	197,500	159,719	(d)
Yakult Honsha Company Ltd.	3,400	157,997
Yamazaki Baking Company Ltd.	4,000	77,438
		14,791,737

Paper Packaging—0.0% *
Amcor Ltd.	40,091	433,997
Klabin S.A.	19,600	106,711
		540,708

Paper Products—0.1%
Empresas CMPC S.A.	49,402	100,392
Fibria Celulose S.A.	9,300	91,123
Mondi Ltd.	2,641	54,073
Mondi PLC	12,058	248,225
Nine Dragons Paper Holdings Ltd.	63,000	57,124
Oji Holdings Corp.	31,000	126,514
Sappi Ltd.	19,577	128,771	(a)
Stora Enso Oyj, Class R	16,499	177,678
UPM-Kymmene Oyj	13,305	327,541
		1,311,441

Personal Products—0.3%
AMOREPACIFIC Corp.	1,045	278,165
AMOREPACIFIC Group	1,200	132,141
Beiersdorf AG	3,558	302,476
Dabur India Ltd.	13,803	56,182
Godrej Consumer Products Ltd.	4,709	105,045
Hengan International Group Company Ltd.	19,500	143,235
Kao Corp.	16,100	764,866
Kose Corp.	900	74,926
L’Oreal S.A.	8,169	1,494,058
LG Household & Health Care Ltd.	359	254,730
Marico Ltd.	10,808	41,571
Natura Cosmeticos S.A.	7,200	50,925
Shiseido Company Ltd.	12,000	304,386
Unilever N.V.	51,442	2,122,319
Unilever PLC	40,686	1,655,259
		7,780,284

Pharmaceuticals—1.5%
Aspen Pharmacare Holdings Ltd.	11,107	230,327
Astellas Pharma Inc.	68,800	957,661
AstraZeneca PLC	39,998	2,193,168
Aurobindo Pharma Ltd.	9,370	92,223
Bayer AG	26,877	2,810,188
Chugai Pharmaceutical Company Ltd.	8,200	235,873
Cipla Ltd.	12,861	107,443
CSPC Pharmaceutical Group Ltd.	134,000	143,106
Daiichi Sankyo Company Ltd.	16,700	342,419
Dr Reddy’s Laboratories Ltd.	3,837	172,770
Eisai Company Ltd.	8,400	483,107
Endo International PLC	8,958	147,538	(a)
Galenica AG	140	158,272
GlaxoSmithKline PLC	155,169	2,994,893
Glenmark Pharmaceuticals Ltd.	5,757	75,485
Hanmi Pharm Company Ltd.	111	28,076
Hisamitsu Pharmaceutical Company Inc.	2,400	120,376
Hypermarcas S.A.	12,800	102,763
Kalbe Farma Tbk PT	854,500	96,090
Kyowa Hakko Kirin Company Ltd.	8,000	110,841
Lupin Ltd.	9,440	206,339
Merck KGaA	3,996	417,896
Mitsubishi Tanabe Pharma Corp.	5,300	104,196
Novartis AG	70,113	5,111,795
Novo Nordisk A/S, Class B	61,737	2,230,556

Ono Pharmaceutical Company Ltd.	14,500	317,698
Orion Oyj, Class B	4,156	185,380
Otsuka Holdings Company Ltd.	13,000	567,660
Perrigo Company PLC	6,533	543,742
Piramal Enterprises Ltd.	2,159	51,534
Richter Gedeon Nyrt	2,156	45,722
Roche Holding AG	22,405	5,127,567
Sanofi	36,687	2,975,693
Santen Pharmaceutical Company Ltd.	13,500	165,516
Shionogi & Company Ltd.	9,300	446,441
Sino Biopharmaceutical Ltd.	186,000	130,987
Sumitomo Dainippon Pharma Company Ltd.	6,100	105,123
Sun Pharmaceutical Industries Ltd.	33,128	306,923
Taisho Pharmaceutical Holdings Company Ltd.	1,300	108,115
Takeda Pharmaceutical Company Ltd.	22,500	932,717
Teva Pharmaceutical Industries Ltd.	15,371	552,352
Teva Pharmaceutical Industries Ltd. ADR	15,371	557,199
Theravance Biopharma Inc.	722	23,017	(a)
UCB S.A.	4,241	272,462
Valeant Pharmaceuticals International Inc.	11,948	173,467	(a)
Yuhan Corp.	181	29,897
		33,292,613

Precious Metals & Minerals—0.0% *
Anglo American Platinum Ltd.	1,523	29,448	(a)
Fresnillo PLC	4,958	74,803
Impala Platinum Holdings Ltd.	21,829	68,224	(a)
Industrias Penoles SAB de C.V.	2,630	49,059
		221,534

Property & Casualty Insurance—0.4%
Admiral Group PLC	8,319	187,804
Argo Group International Holdings Ltd.	575	37,893
Aspen Insurance Holdings Ltd.	528	29,040
Chubb Ltd.	20,724	2,738,055
Direct Line Insurance Group PLC	40,658	185,583
Dongbu Insurance Company Ltd.	1,106	57,232
Global Indemnity Ltd.	165	6,305	(a)
Hyundai Marine & Fire Insurance Company Ltd.	1,762	45,954
Insurance Australia Group Ltd.	85,299	369,972
Intact Financial Corp.	3,974	284,778
James River Group Holdings Ltd.	286	11,883
MS&AD Insurance Group Holdings Inc.	16,500	512,676
PICC Property & Casualty Company Ltd., Class H	152,600	237,762
Qatar Insurance Co. SAQ	4,276	99,578
QBE Insurance Group Ltd.	43,777	393,701
RSA Insurance Group PLC	26,979	195,352
Samsung Fire & Marine Insurance Company Ltd.	977	217,192
Sompo Holdings Inc.	11,100	376,868
Suncorp Group Ltd.	42,400	415,089
The People’s Insurance Company Group of China Ltd., Class H	224,000	88,408
Tokio Marine Holdings Inc.	21,500	884,074
Tryg A/S	5,635	102,076
XL Group Ltd.	12,029	448,201
		7,925,476

Publishing—0.0% *
Axel Springer SE	1,610	78,335
Lagardere SCA	4,450	123,889
Pearson PLC	26,187	264,850
Singapore Press Holdings Ltd.	62,737	153,292
		620,366

Railroads—0.3%
Aurizon Holdings Ltd.	58,829	215,120
BTS Group Holdings PCL NVDR	100,000	23,876
Canadian National Railway Co.	24,728	1,666,173
Canadian Pacific Railway Ltd.	4,792	684,505
Central Japan Railway Co.	4,600	758,417
Container Corporation of India Ltd.	1,215	19,857
East Japan Railway Co.	10,500	909,247
Hankyu Hanshin Holdings Inc.	7,000	225,061
Keikyu Corp.	14,000	162,644
Keio Corp.	23,000	189,506
Keisei Electric Railway Company Ltd.	5,000	121,619
Kintetsu Group Holdings Company Ltd.	61,000	233,258
MTR Corporation Ltd.	43,500	211,520
Nagoya Railroad Company Ltd.	32,000	155,013
Odakyu Electric Railway Company Ltd.	8,900	176,497
Tobu Railway Company Ltd.	32,000	159,129
Tokyu Corp.	37,000	272,500
West Japan Railway Co.	5,800	356,697
		6,540,639

Real Estate Development—0.1%
Bumi Serpong Damai Tbk PT	185,500	24,164
Cheung Kong Property Holdings Ltd.	88,564	543,162
China Evergrande Group	113,000	70,396
China Jinmao Holdings Group Ltd.	114,000	30,731
China Overseas Land & Investment Ltd.	118,000	312,763
China Resources Land Ltd.	89,777	201,945
China Vanke Company Ltd., Class H	49,400	112,778
Country Garden Holdings Company Ltd.	181,333	101,505
Emaar Properties PJSC	105,792	205,368
Guangzhou R&F Properties Company Ltd., Class H	33,600	40,650
Highwealth Construction Corp.	23,400	32,963
IOI Properties Group Bhd	74,607	34,925
Lippo Karawaci Tbk PT	374,000	19,987
Longfor Properties Company Ltd.	50,000	63,458
Ruentex Development Company Ltd.	27,874	31,827	(a)
Shimao Property Holdings Ltd.	51,500	67,355
Sino Land Company Ltd.	116,000	173,855
Sino-Ocean Group Holding Ltd.	104,500	46,770
SOHO China Ltd.	76,000	37,446
Sunac China Holdings Ltd.	51,000	42,428
Talaat Moustafa Group	36,052	18,056
		2,212,532

Real Estate Operating Companies—0.1%
Aeon Mall Company Ltd.	4,000	56,381
BR Malls Participacoes S.A.	22,360	82,097	(a)
Central Pattana PCL NVDR	44,200	70,045
Deutsche Wohnen AG	12,164	382,847
First Capital Realty Inc.	863	13,302
Global Logistic Properties Ltd.	88,600	134,921
Hongkong Land Holdings Ltd.	36,000	227,880
Hulic Company Ltd.	10,000	89,081
Hysan Development Company Ltd.	26,000	107,479
Multiplan Empreendimentos Imobiliarios S.A.	3,200	58,382
SM Prime Holdings Inc.	245,000	139,718
Swire Properties Ltd.	30,800	85,013
Swiss Prime Site AG	2,163	177,386	(a)
Vonovia SE	16,737	545,577
		2,170,109

Real Estate Services—0.0% *
Altisource Portfolio Solutions S.A.	231	6,142	(a)

Regional Banks—0.1%
Bank of Queensland Ltd.	12,042	103,502
Bendigo & Adelaide Bank Ltd.	15,355	141,317
BNK Financial Group Inc.	7,204	51,772
Chongqing Rural Commercial Bank Company Ltd., Class H	92,000	53,991
Concordia Financial Group Ltd.	23,200	111,907
DGB Financial Group Inc.	3,207	25,942
First BanCorp	2,390	15,798	(a)
Fukuoka Financial Group Inc.	30,000	133,493
Mebuki Financial Group Inc.	29,250	108,589
Resona Holdings Inc.	68,000	349,518
Seven Bank Ltd.	22,000	63,189
Shinsei Bank Ltd.	64,000	107,549
Suruga Bank Ltd.	7,000	156,583
The Bank of Kyoto Ltd.	14,000	104,188
The Chiba Bank Ltd.	27,000	165,979
The Chugoku Bank Ltd.	7,000	100,707
The Hachijuni Bank Ltd.	15,000	87,195
The Hiroshima Bank Ltd.	19,000	88,944
The Shizuoka Bank Ltd.	21,000	176,808
Yamaguchi Financial Group Inc.	8,000	87,315
		2,234,286

Reinsurance—0.1%
Blue Capital Reinsurance Holdings Ltd.	114	2,103
Hannover Rueck SE	2,353	255,132
Muenchener Rueckversicherungs-Gesellschaft AG	5,242	993,285
RenaissanceRe Holdings Ltd.	362	49,312
SCOR SE	5,925	205,167
Swiss Re AG	10,096	958,591
Third Point Reinsurance Ltd.	1,326	15,315	(a)
		2,478,905

Renewable Electricity—0.0% *
Atlantica Yield PLC	1,183	22,891
China Longyuan Power Group Corporation Ltd., Class H	101,000	78,943
Energy Development Corp.	270,200	27,992
Engie Brasil Energia S.A.	6,100	65,598
Meridian Energy Ltd.	39,224	71,112
		266,536

Research & Consulting Services—0.1%
Bureau Veritas S.A.	8,532	165,674
Experian PLC	31,900	620,427
Intertek Group PLC	5,415	232,915
RELX N.V.	35,472	598,251
RELX PLC	36,047	645,406
SGS S.A.	183	373,076
Wolters Kluwer N.V.	9,337	338,975
		2,974,724

Residential REITs—0.0% *
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	58,985	50,138

Restaurants—0.1%
Compass Group PLC	51,803	960,795
Jollibee Foods Corp.	15,290	59,668
McDonald’s Holdings Company Japan Ltd.	2,600	68,213
Restaurant Brands International Inc.	7,911	377,248

Sodexo SA	3,320	382,393
Whitbread PLC	6,273	292,687
		2,141,004

Retail REITs—0.2%
CapitaLand Mall Trust	82,400	107,513
Hammerson PLC	30,144	213,428
Hyprop Investments Ltd.	6,628	56,858
Intu Properties PLC	36,016	125,187
Japan Retail Fund Investment Corp.	77	156,198
Klepierre	6,776	266,904
Link REIT	70,000	455,041
Resilient REIT Ltd.	11,324	94,741
RioCan Real Estate Investment Trust	5,179	102,842
Scentre Group	174,121	585,016
The British Land Company PLC	25,193	195,962
Unibail-Rodamco SE	3,104	742,367
Vicinity Centres	121,693	263,472
Westfield Corp.	69,643	473,019
		3,838,548

Security & Alarm Services—0.0% *
G4S PLC	64,223	186,489
S-1 Corp.	405	29,408
Secom Company Ltd.	6,800	498,361
Securitas AB, Class B	11,896	187,778
		902,036

Semiconductor Equipment—0.1%
ASM Pacific Technology Ltd.	9,300	98,540
ASML Holding N.V.	11,931	1,342,107
GCL-Poly Energy Holdings Ltd.	394,000	47,261	(a)
Hanergy Thin Film Power Group Ltd.	64,000	—	(a,j)
Tokyo Electron Ltd.	5,400	511,365
		1,999,273

Semiconductors—0.5%
Advanced Semiconductor Engineering Inc.	151,000	154,847
Broadcom Ltd.	17,579	3,107,440
Infineon Technologies AG	35,586	619,692
MediaTek Inc.	44,352	297,937
Novatek Microelectronics Corp.	22,000	72,698
NXP Semiconductors N.V.	9,900	970,299	(a)
Phison Electronics Corp.	5,000	39,638
Powertech Technology Inc.	27,000	72,885
Realtek Semiconductor Corp.	16,160	51,144
Rohm Company Ltd.	2,100	121,173
Semiconductor Manufacturing International Corp.	99,200	155,841	(a)
Siliconware Precision Industries Company Ltd.	76,848	114,095
SK Hynix Inc.	19,550	723,534
STMicroelectronics N.V.	17,059	193,874
Taiwan Semiconductor Manufacturing Company Ltd.	785,000	4,420,786
United Microelectronics Corp.	501,000	177,213
Vanguard International Semiconductor Corp.	19,000	33,132
		11,326,228

Silver—0.0% *
Silver Wheaton Corp.	14,644	283,260

Soft Drinks—0.1%
Arca Continental SAB de C.V.	14,500	75,901
Coca-Cola Amatil Ltd.	23,185	169,897
Coca-Cola European Partners PLC	7,000	221,645

Coca-Cola Femsa SAB de C.V., Class L	16,500	105,240
Coca-Cola HBC AG	6,874	150,341	(a)
Coca-Cola Icecek AS	2,227	20,956
Fomento Economico Mexicano SAB de C.V.	59,128	452,870
Suntory Beverage & Food Ltd.	3,900	162,340
		1,359,190

Specialized Finance—0.0% *
Chailease Holding Company Ltd.	32,718	55,936
Far East Horizon Ltd.	53,000	45,459
Mitsubishi UFJ Lease & Finance Company Ltd.	12,200	63,178
Power Finance Corporation Ltd.	21,642	38,807
		203,380

Specialty Chemicals—0.3%
Akzo Nobel N.V.	8,113	508,211
Asian Paints Ltd.	10,450	137,111
Chr Hansen Holding A/S	3,500	194,175
Covestro AG	2,090	143,685	(d)
Croda International PLC	5,263	207,843
EMS-Chemie Holding AG	324	164,973
Evonik Industries AG	4,176	125,004
Givaudan S.A.	322	591,186
Hitachi Chemical Company Ltd.	4,000	100,244
Johnson Matthey PLC	5,784	227,417
JSR Corp.	6,700	105,870
Kansai Paint Company Ltd.	6,000	110,756
Koninklijke DSM N.V.	5,587	335,659
Nippon Paint Holdings Company Ltd.	6,100	166,575
Nitto Denko Corp.	5,500	422,939
Novozymes A/S, Class B	7,835	270,630
Shin-Etsu Chemical Company Ltd.	12,700	987,276
Sika AG	73	351,371
Symrise AG	3,997	243,802
Umicore S.A.	3,664	209,268
		5,603,995

Specialty Stores—0.0% *
Dufry AG	1,281	160,070	(a)
FF Group	1,860	37,726	(a)
Hotel Shilla Company Ltd.	1,000	39,866
JUMBO S.A.	4,127	65,555
		303,217

Steel—0.2%
ArcelorMittal	39,985	295,894	(a)
China Steel Corp.	381,796	292,012
Cia Siderurgica Nacional S.A.	27,400	91,342	(a)
Eregli Demir ve Celik Fabrikalari TAS	70,254	102,657
Fortescue Metals Group Ltd.	55,018	234,649
Hitachi Metals Ltd.	8,000	108,647
Hyundai Steel Co.	2,772	130,820
JFE Holdings Inc.	15,900	242,654
JSW Steel Ltd.	2,896	69,151
Kobe Steel Ltd.	9,500	90,980	(a)
Nippon Steel & Sumitomo Metal Corp.	23,600	527,502
POSCO	2,429	517,857
Severstal PJSC GDR	7,140	108,528
Tata Steel Ltd.	11,358	65,433
ThyssenKrupp AG	10,422	248,872
Vale S.A.	45,500	359,001
Voestalpine AG	4,459	175,380
		3,661,379

Systems Software—0.0% *
Check Point Software Technologies Ltd.	3,980	336,151	(a)
Oracle Corporation Japan	1,400	70,699
Trend Micro Inc.	4,000	142,496
		549,346

Technology Distributors—0.0% *
Synnex Technology International Corp.	50,400	50,824
WPG Holdings Ltd.	51,000	60,132
		110,956

Technology Hardware, Storage & Peripherals—0.4%
Acer Inc.	102,084	41,494	(a)
Advantech Company Ltd.	10,994	86,815
Asustek Computer Inc.	26,000	213,783
BlackBerry Ltd.	17,699	121,948	(a)
Brother Industries Ltd.	8,800	159,122
Canon Inc.	31,900	901,192
Catcher Technology Company Ltd.	28,000	194,607
Chicony Electronics Company Ltd.	17,427	40,554
Compal Electronics Inc.	158,000	90,450
Foxconn Technology Company Ltd.	32,561	86,179
FUJIFILM Holdings Corp.	14,800	562,764
HTC Corp.	30,000	73,536	(a)
Inventec Corp.	80,000	54,857
Konica Minolta Inc.	5,600	55,743
Lenovo Group Ltd.	248,000	150,339
Lite-On Technology Corp.	84,669	127,677
NEC Corp.	76,000	201,998
Pegatron Corp.	59,000	140,960
Quanta Computer Inc.	112,000	209,550
Ricoh Company Ltd.	22,400	189,748
Samsung Electronics Company Ltd.	3,160	4,714,622
Seagate Technology PLC	13,195	503,653
Seiko Epson Corp.	10,000	212,200
Transcend Information Inc.	6,000	15,862
Wistron Corp.	89,820	69,534
		9,219,187

Textiles—0.0% *
Eclat Textile Company Ltd.	5,200	54,454
Formosa Taffeta Company Ltd.	25,000	22,883
Ruentex Industries Ltd.	19,711	32,843
		110,180

Thrifts & Mortgage Finance—0.1%
Essent Group Ltd.	1,427	46,192	(a)
Housing Development Finance Corporation Ltd.	47,459	882,051
Indiabulls Housing Finance Ltd.	9,083	86,855
LIC Housing Finance Ltd.	11,981	98,326
		1,113,424

Tires & Rubber—0.1%
Bridgestone Corp.	21,500	776,791
Cheng Shin Rubber Industry Company Ltd.	65,550	123,660
Cie Generale des Etablissements Michelin	5,913	659,223
Hankook Tire Company Ltd.	2,917	140,078
Nokian Renkaat Oyj	3,864	144,356
Sumitomo Rubber Industries Ltd.	6,400	101,842
The Yokohama Rubber Company Ltd.	3,500	62,897
		2,008,847

Tobacco—0.3%
British American Tobacco Malaysia Bhd	4,300	42,751
British American Tobacco PLC	60,270	3,441,751
Gudang Garam Tbk PT	18,500	87,745
Hanjaya Mandala Sampoerna Tbk PT	190,000	54,014
Imperial Brands PLC	31,335	1,371,623
ITC Ltd.	117,714	417,645
Japan Tobacco Inc.	35,400	1,166,696
KT&G Corp.	3,742	312,918
Swedish Match AB	6,585	210,062
		7,105,205

Trading Companies & Distributors—0.2%
AerCap Holdings N.V.	4,860	202,225	(a)
Ashtead Group PLC	16,258	317,409
Brenntag AG	4,792	266,870
Bunzl PLC	10,462	272,638
Finning International Inc.	6,330	124,094
ITOCHU Corp.	47,400	630,727
Marubeni Corp.	52,900	300,614
MISUMI Group Inc.	8,200	135,266
Mitsubishi Corp.	45,400	969,229
Mitsui & Company Ltd.	57,000	785,347
Posco Daewoo Corp.	2,030	45,380
Rexel S.A.	8,008	132,060
SK Networks Company Ltd.	6,600	37,814
Sumitomo Corp.	34,200	403,328
Toyota Tsusho Corp.	6,800	177,528
Travis Perkins PLC	6,388	114,611
Triton International Ltd.	766	12,103
Wolseley PLC	8,935	547,831
		5,475,074

Trucking—0.0% *
ComfortDelGro Corporation Ltd.	50,000	85,485
DSV A/S	5,426	241,838
Localiza Rent a Car S.A.	5,145	54,095
Nippon Express Company Ltd.	32,000	172,572
		553,990

Water Utilities—0.0% *
Aguas Andinas S.A., Class A	77,578	40,527
Beijing Enterprises Water Group Ltd.	130,000	86,520	(a)
Cia de Saneamento Basico do Estado de Sao Paulo	13,500	119,416
Consolidated Water Company Ltd.	301	3,266
Guangdong Investment Ltd.	92,000	121,509
Severn Trent PLC	7,131	195,790
United Utilities Group PLC	23,476	261,363
		828,391

Wireless Telecommunication Services—0.5%
Advanced Info Service PCL NVDR	38,900	159,682
America Movil SAB de C.V., Class L	983,589	621,621
Axiata Group Bhd	97,600	102,691
Bharti Airtel Ltd.	29,526	132,969
China Mobile Ltd.	198,500	2,104,525
DiGi.Com Bhd	96,300	103,685
Empresa Nacional de Telecomunicaciones SA	4,152	44,131	(a)
Far EasTone Telecommunications Company Ltd.	32,000	71,985
Global Telecom Holding SAE	2,285	895	(a)
Globe Telecom Inc.	1,235	37,488
Idea Cellular Ltd.	24,304	26,499

KDDI Corp.	58,500	1,484,381
Maxis Bhd	88,900	118,507
Millicom International Cellular S.A.	2,635	112,917
Mobile TeleSystems PJSC ADR	20,756	189,087
MTN Group Ltd.	59,093	545,211
NTT DOCOMO Inc.	44,100	1,006,887
PLDT Inc.	3,770	103,516
Rogers Communications Inc., Class B	12,899	498,146
Sistema PJSC FC GDR GDR	8,110	72,990
SK Telecom Company Ltd.	72	13,353
SoftBank Group Corp.	30,400	2,023,886
StarHub Ltd.	26,000	50,571
Taiwan Mobile Company Ltd.	43,000	138,757
Tele2 AB, Class B	11,746	94,451
Tim Participacoes S.A.	31,600	76,022
Turkcell Iletisim Hizmetleri AS	31,681	87,813	(a)
Vodacom Group Ltd.	9,090	101,303
Vodafone Group PLC	842,342	2,080,118
XL Axiata Tbk PT	93,500	16,032	(a)
		12,220,119

Total Common Stock
(Cost $573,563,167)		565,430,589

Preferred Stock—0.3%

Automobile Manufacturers—0.1%
Bayerische Motoren Werke AG	1,658	127,136
Hyundai Motor Co.	1,448	119,168
Hyundai Motor Co.	666	52,770
Porsche Automobil Holding SE	5,309	289,727
Volkswagen AG	6,157	865,988
		1,454,789

Commodity Chemicals—0.0% *
Braskem S.A., Class A	6,100	64,192
FUCHS PETROLUB SE	2,446	102,887
LG Chem Ltd.	274	40,721
		207,800

Diversified Banks—0.1%
Banco Bradesco S.A.	87,504	779,678
Bancolombia S.A.	12,485	113,039
Grupo Aval Acciones y Valores SA	128,800	52,129
Itau Unibanco Holding S.A.	102,897	1,070,164
Itausa—Investimentos Itau S.A.	135,385	344,421
		2,359,431

Electric Utilities—0.0% *
Centrais Eletricas Brasileiras S.A., Class B	8,100	64,433	(a)
Cia Energetica de Minas Gerais	28,508	67,532
Cia Paranaense de Energia, Class B	3,900	32,784
		164,749

Fertilizers & Agricultural Chemicals—0.0% *
Sociedad Quimica y Minera de Chile S.A., Class B	3,310	94,380

General Merchandise Stores—0.0% *
Lojas Americanas S.A.	23,550	123,007

Household Products—0.1%
Henkel AG & Company KGaA	5,912	706,191

Hypermarkets & Super Centers—0.0% *
Cia Brasileira de Distribuicao	4,800	80,745

Integrated Oil & Gas—0.0% *
Petroleo Brasileiro S.A.	117,938	538,832	(a)

Integrated Telecommunication Services—0.0% *
Telefonica Brasil S.A.	11,900	161,168

Multi-Sector Holdings—0.0% *
Grupo de Inversiones Suramericana S.A.	3,025	37,283

Paper Products—0.0% *
Suzano Papel e Celulose S.A., Class A	9,200	40,139

Soft Drinks—0.0% *
Embotelladora Andina S.A., Class B	7,865	30,531

Steel—0.0% *
Gerdau S.A.	34,600	114,813
Vale S.A.	54,807	393,030
		507,843

Technology Hardware, Storage & Peripherals—0.0% *
Samsung Electronics Company Ltd.	553	656,109

Total Preferred Stock
(Cost $9,739,510)		7,162,997

Rights—0.0% *

Integrated Oil & Gas—0.0% *
Repsol S.A.
(Cost $12,727)	36,497	13,550	(a)

Total Foreign Equity
(Cost $583,315,404)		572,607,136

		Principal Amount	Fair Value
Bonds and Notes—31.0%
U.S. Treasuries—10.5%
U.S. Treasury Bonds
2.25%	08/15/46	$600,000	$503,203	(e)
2.50%	02/15/45 - 05/15/46	4,510,000	4,000,138	(e)
2.75%	11/15/42	650,000	612,614	(e)
2.88%	08/15/45 - 11/15/46	1,800,000	1,728,705	(e)
3.00%	05/15/42 - 11/15/45	12,800,000	12,636,740	(e)
3.13%	08/15/44	2,000,000	2,019,738	(e)
3.38%	05/15/44	2,900,000	3,068,603	(e)
3.63%	08/15/43 - 02/15/44	1,740,000	1,924,836	(e)
3.75%	11/15/43	1,400,000	1,584,006	(e)
4.38%	11/15/39	500,000	616,118	(e)
4.50%	02/15/36	3,000,000	3,789,252	(e)
4.63%	02/15/40	500,000	637,843	(e)
5.25%	02/15/29	200,000	255,219	(e)
5.50%	08/15/28	1,450,000	1,874,286	(e)
6.00%	02/15/26	1,827,000	2,359,293	(e)
6.38%	08/15/27	200,000	271,868	(e)
7.63%	11/15/22 - 02/15/25	500,000	669,921	(e)
7.88%	02/15/21	2,000,000	2,479,170	(e)
8.75%	05/15/20	3,000,000	3,699,801	(e)
9.00%	11/15/18	3,000,000	3,433,533	(e)
U.S. Treasury Notes
0.63%	04/30/18	3,000,000	2,985,063
0.75%	01/31/18 - 03/31/18	4,000,000	3,989,708
0.88%	01/31/18 - 03/31/18	3,000,000	2,997,019
1.00%	03/15/18 - 10/15/19	11,300,000	11,258,468
1.13%	12/31/19 - 09/30/21	22,000,000	21,633,761
1.25%	10/31/18 - 10/31/21	17,500,000	17,329,581
1.38%	07/31/18 - 05/31/21	17,700,000	17,580,301
1.50%	11/30/19 - 08/15/26	16,900,000	16,529,183
1.63%	04/30/19 - 05/15/26	17,240,000	16,987,424
1.75%	10/31/20 - 09/30/22	12,600,000	12,563,238
2.00%	07/31/20 - 08/15/25	26,844,000	26,541,747
2.13%	08/31/20 - 12/31/22	7,100,000	7,163,185
2.25%	03/31/21 - 11/15/25	13,890,000	13,809,711
2.38%	05/31/18 - 08/15/24	11,200,000	11,361,911
2.50%	05/15/24	2,500,000	2,534,190
2.63%	08/15/20 - 11/15/20	3,885,000	4,013,079
3.13%	05/15/21	4,000,000	4,211,472
3.63%	02/15/21	700,000	750,789
			242,404,717

U.S. Government Sponsored Agency—0.1%
Tennessee Valley Authority
3.50%	12/15/42	1,000,000	975,166

Agency Collateralized Mortgage Obligations—0.2%
Federal Home Loan Mortgage Corp.
2.37%	05/25/22	600,000	600,363
2.60%	10/25/23	127,260	129,251
2.75%	01/25/26	300,000	295,728
2.79%	10/25/20	38,259	38,876
2.87%	12/25/21	800,000	819,776
3.06%	07/25/23	600,000	618,450	(f)
3.30%	04/25/23	100,000	104,509	(f)
3.39%	03/25/24	200,000	209,247
3.40%	07/25/19	106,767	109,241

3.41%	05/25/19	180,378	184,852
3.49%	01/25/24	300,000	315,855
3.53%	07/25/23	800,000	846,363	(f)
3.97%	01/25/21	200,000	213,587	(f)
4.25%	01/25/20	100,000	105,798
5.09%	03/25/19	100,000	106,097
Federal National Mortgage Assoc.
2.78%	06/25/21	483,374	493,187	(f)
			5,191,180

Agency Mortgage Backed—9.3%
Federal Home Loan Banks
1.25%	01/16/19	1,800,000	1,798,322
1.38%	11/15/19	1,200,000	1,194,620
Federal Home Loan Mortgage Corp.
0.88%	03/07/18	2,000,000	1,997,136
1.13%	08/12/21	1,137,000	1,093,611
1.25%	10/02/19	1,500,000	1,490,511
2.38%	01/13/22	2,100,000	2,132,298
2.50%	07/01/28 - 01/01/30	2,982,266	2,989,122
2.51%	11/25/22	300,000	300,754
3.00%	05/01/30 - 12/01/46	12,460,390	12,551,868
3.50%	10/01/42 - 11/01/46	12,179,401	12,490,981
4.00%	06/01/42 - 05/01/46	7,261,725	7,636,971
4.50%	05/01/42 - 01/01/45	120,349	129,640
4.88%	06/13/18	2,000,000	2,106,244
5.00%	12/01/22 - 06/01/41	2,999,783	3,276,583
5.50%	01/01/38 - 04/01/39	553,241	632,423
6.00%	06/01/37 - 11/01/37	524,429	607,390
6.25%	07/15/32	250,000	343,622
Federal Home Loan Mortgage Corp. 1.50% + 12 month USD LIBOR
1.80%	06/01/43	227,492	232,524	(f)
Federal Home Loan Mortgage Corp. 1.60% + 12 month USD LIBOR
2.52%	08/01/43	267,338	270,874	(f)
Federal Home Loan Mortgage Corp. 1.65% + 12 month USD LIBOR
2.45%	05/01/43	710,299	718,277	(f)
Federal Home Loan Mortgage Corp. TBA
2.50%	01/01/47	1,500,000	1,502,100	(g)
3.00%	TBA	2,050,000	2,047,575	(g)
3.50%	TBA	1,000,000	1,032,950	(g)
Federal National Mortgage Assoc.
0.88%	05/21/18	900,000	897,341
1.88%	09/24/26	1,000,000	917,434
2.13%	04/24/26	700,000	660,975
2.50%	02/01/28 - 11/01/31	7,435,945	7,453,510
2.68%	05/25/21	100,000	101,103	(f)
3.00%	01/01/28 - 12/01/46	19,255,741	19,415,814
3.50%	01/01/27 - 08/01/46	22,830,970	23,497,997
4.00%	10/01/41 - 09/01/46	13,670,903	14,407,734
4.50%	11/01/18 - 04/01/41	9,802,130	10,552,926
5.00%	12/01/39 - 06/01/41	2,582,673	2,862,650
5.50%	12/01/35 - 04/01/38	3,624,371	4,061,118
6.00%	03/01/34 - 08/01/37	2,622,728	2,990,718
6.63%	11/15/30	100,000	138,858
Federal National Mortgage Assoc. 1.53% + 12 month USD LIBOR
1.90%	04/01/43	450,629	463,749	(f)
Federal National Mortgage Assoc. TBA
2.50%	01/01/47	250,000	250,275	(g)
3.00%	TBA	9,825,000	9,756,588	(g)
3.50%	01/01/47	900,000	921,870	(g)
4.50%	01/01/47	300,000	322,560	(g)

Government National Mortgage Assoc.
2.50%	05/20/45	320,737	311,401
3.00%	10/15/42 - 11/20/46	10,019,549	10,156,265
3.50%	03/20/45 - 10/20/46	17,640,188	18,346,626
4.00%	12/20/40 - 09/20/46	7,875,287	8,400,799
4.50%	05/20/40	1,982,625	2,134,919
5.00%	08/15/41	3,060,598	3,376,061
3.00%	TBA	6,000,000	6,070,800	(g)
3.50%	TBA	7,600,000	7,896,080	(g)
4.00%	TBA	400,000	424,560	(g)
			215,367,127

Asset Backed—0.2%
Capital One Multi-Asset Execution Trust 2015-A1
1.39%	01/15/21	1,000,000	999,444
Chase Issuance Trust 2016-A5
1.27%	07/15/21	500,000	493,133
Discover Card Execution Note Trust 2015-A2
1.90%	10/17/22	1,000,000	995,080
Ford Credit Auto Owner Trust 2016-C
1.22%	03/15/21	1,000,000	991,499
Nissan Auto Receivables 2016-B Owner Trust
1.32%	01/15/21	510,000	506,827
			3,985,983

Corporate Notes—9.7%
21st Century Fox America Inc.
3.38%	11/15/26	200,000	195,759	(d)
4.75%	11/15/46	200,000	200,205	(d)
6.65%	11/15/37	579,000	711,413
3M Co.
3.00%	08/07/25	250,000	251,302
Abbott Laboratories
2.55%	03/15/22	430,000	419,826
2.90%	11/30/21	200,000	199,525
3.75%	11/30/26	200,000	198,510
4.75%	11/30/36	200,000	203,005
4.90%	11/30/46	200,000	204,868
AbbVie Inc.
2.30%	05/14/21	200,000	195,785
4.30%	05/14/36	200,000	190,278
4.40%	11/06/42	250,000	234,750
4.50%	05/14/35	70,000	68,672
4.70%	05/14/45	250,000	244,813
Actavis Funding SCS
4.75%	03/15/45	350,000	342,954
Actavis Inc.
3.25%	10/01/22	500,000	497,405
Adobe Systems Inc.
3.25%	02/01/25	70,000	69,944
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
3.95%	02/01/22	500,000	504,375
Aetna Inc.
2.75%	11/15/22	500,000	490,634
3.20%	06/15/26	250,000	246,953
4.25%	06/15/36	250,000	250,259
Aflac Inc.
3.63%	11/15/24	250,000	256,980
African Development Bank
1.00%	11/02/18	500,000	495,650

Agrium Inc.
6.75%	01/15/19	1,000,000	1,080,194
Air Lease Corp.
3.88%	04/01/21	200,000	205,482
Alibaba Group Holding Ltd.
3.13%	11/28/21	200,000	199,859
Alphabet Inc.
3.38%	02/25/24	225,000	233,002
Altria Group Inc.
4.25%	08/09/42	413,000	405,664
5.38%	01/31/44	70,000	80,707
Amazon.com Inc.
4.80%	12/05/34	250,000	274,754
America Movil SAB de C.V.
3.13%	07/16/22	750,000	737,735
American Express Co.
3.63%	12/05/24	250,000	250,726
7.00%	03/19/18	1,000,000	1,062,555
American Honda Finance Corp.
2.15%	03/13/20	200,000	199,316
American International Group Inc.
4.50%	07/16/44	250,000	246,042
4.88%	06/01/22	500,000	545,829
American Tower Corp. (REIT)
3.50%	01/31/23	500,000	500,989
Amgen Inc.
4.66%	06/15/51	655,000	631,225	(d)
Anadarko Petroleum Corp.
6.20%	03/15/40	442,000	505,405
Analog Devices Inc.
2.50%	12/05/21	200,000	197,970
3.50%	12/05/26	200,000	197,409
4.50%	12/05/36	200,000	201,400
Anheuser-Busch InBev Finance Inc.
2.15%	02/01/19	200,000	201,165
2.65%	02/01/21	200,000	200,918
3.65%	02/01/26	200,000	202,726
3.70%	02/01/24	500,000	517,416
4.90%	02/01/46	720,000	773,088
Anheuser-Busch InBev Worldwide Inc.
2.20%	08/01/18	200,000	201,317
2.50%	07/15/22	892,000	876,950
7.75%	01/15/19	500,000	556,745
Anthem Inc.
1.88%	01/15/18	602,000	602,222
3.30%	01/15/23	500,000	498,636
3.70%	08/15/21	237,000	244,831
Aon PLC
4.25%	12/12/42	250,000	233,773
Apache Corp.
5.10%	09/01/40	250,000	261,095
Apple Inc.
1.00%	05/03/18	250,000	249,027
1.10%	08/02/19	250,000	246,154
1.70%	02/22/19	200,000	200,333
2.25%	02/23/21	200,000	199,867
3.25%	02/23/26	160,000	159,856
4.38%	05/13/45	465,000	476,738
4.50%	02/23/36	300,000	319,873
4.65%	02/23/46	185,000	199,370

Applied Materials Inc.
3.90%	10/01/25	160,000	168,480
Arch Capital Finance LLC
4.01%	12/15/26	100,000	101,291
5.03%	12/15/46	200,000	209,271
Archer-Daniels-Midland Co.
4.02%	04/16/43	370,000	361,642
Arrow Electronics Inc.
3.00%	03/01/18	250,000	252,816
4.00%	04/01/25	40,000	38,923
Asian Development Bank
0.88%	10/05/18	400,000	396,241
1.38%	01/15/19	800,000	797,886
2.13%	03/19/25	500,000	481,966
AstraZeneca PLC
6.45%	09/15/37	250,000	322,918
AT&T Inc.
2.30%	03/11/19	200,000	200,691
2.38%	11/27/18	300,000	302,560
2.45%	06/30/20	200,000	198,466
2.80%	02/17/21	200,000	198,248
3.60%	02/17/23	500,000	503,744
4.35%	06/15/45	750,000	666,993
4.50%	05/15/35 - 03/09/48	595,000	542,421
4.75%	05/15/46	250,000	236,404
5.15%	03/15/42	250,000	248,611
5.55%	08/15/41	454,000	471,885
Australia & New Zealand Banking Group Ltd.
2.05%	09/23/19	200,000	199,098
3.70%	11/16/25	250,000	259,187
AvalonBay Communities Inc.
3.45%	06/01/25	115,000	114,980
AXA S.A.
8.60%	12/15/30	100,000	137,500
Baidu Inc.
3.25%	08/06/18	205,000	208,462
Bank of America Corp.
2.15%	11/09/20	200,000	197,271
3.50%	04/19/26	145,000	142,862
3.88%	08/01/25	250,000	253,871
3.95%	04/21/25	155,000	154,103
4.00%	04/01/24	350,000	360,556
4.13%	01/22/24	500,000	519,046
4.18%	11/25/27	200,000	199,822
5.70%	01/24/22	1,071,000	1,201,847
6.11%	01/29/37	250,000	292,631
Bank of Montreal
1.45%	04/09/18	500,000	498,751
2.10%	12/12/19	200,000	199,877
Barclays PLC
3.65%	03/16/25	500,000	483,411
Baxalta Inc.
4.00%	06/23/25	100,000	100,165
Baxter International Inc.
2.60%	08/15/26	230,000	212,006
BB&T Corp.
2.05%	06/19/18	350,000	351,757
Becton Dickinson and Co.
3.30%	03/01/23	250,000	250,835
3.73%	12/15/24	50,000	51,087

Bed Bath & Beyond Inc.
3.75%	08/01/24	150,000	151,278
Berkshire Hathaway Energy Co.
6.13%	04/01/36	500,000	623,498
Berkshire Hathaway Finance Corp.
1.30%	08/15/19	350,000	345,592
3.00%	05/15/22	500,000	508,929
Berkshire Hathaway Inc.
1.15%	08/15/18	500,000	497,404
BHP Billiton Finance USA Ltd.
2.05%	09/30/18	325,000	326,761
Biogen Inc.
4.05%	09/15/25	80,000	82,258
5.20%	09/15/45	150,000	160,769
BNP Paribas S.A.
2.40%	12/12/18	250,000	251,911
Boeing Capital Corp.
4.70%	10/27/19	250,000	269,577
Boston Properties LP (REIT)
3.85%	02/01/23	250,000	256,272
Boston Scientific Corp.
2.65%	10/01/18	500,000	505,389
4.13%	10/01/23	100,000	103,632
BP Capital Markets PLC
1.38%	05/10/18	200,000	199,354
2.32%	02/13/20	250,000	249,876
2.50%	11/06/22	500,000	489,529
2.52%	01/15/20	115,000	115,596
3.06%	03/17/22	210,000	212,198
3.22%	11/28/23	200,000	201,764
BPCE S.A.
4.00%	04/15/24	250,000	259,503
Bristol-Myers Squibb Co.
2.00%	08/01/22	500,000	486,672
British Telecommunications PLC
9.13%	12/15/30	250,000	380,786
Broadridge Financial Solutions Inc.
3.40%	06/27/26	80,000	77,089
Buckeye Partners LP
4.15%	07/01/23	250,000	252,722
Burlington Northern Santa Fe LLC
5.75%	05/01/40	500,000	609,156
Canadian National Railway Co.
2.95%	11/21/24	305,000	306,018
Canadian Natural Resources Ltd.
3.80%	04/15/24	250,000	248,856
3.90%	02/01/25	250,000	250,728
Canadian Pacific Railway Co.
2.90%	02/01/25	250,000	244,714
Capital One Bank USA NA
2.30%	06/05/19	250,000	250,510
Capital One Financial Corp.
3.75%	07/28/26	230,000	222,638
4.20%	10/29/25	90,000	90,179
Capital One NA
2.35%	08/17/18	315,000	316,757
Cardinal Health Inc.
3.20%	03/15/23	500,000	503,977
Caterpillar Financial Services Corp.
3.25%	12/01/24	350,000	353,013

CBL & Associates LP
5.95%	12/15/26	200,000	201,176
CBS Corp.
3.38%	03/01/22	250,000	253,934
4.00%	01/15/26	250,000	253,919
Celgene Corp.
2.13%	08/15/18	200,000	200,768
5.00%	08/15/45	150,000	155,664
5.25%	08/15/43	220,000	231,653
CenterPoint Energy Houston Electric LLC
4.50%	04/01/44	250,000	271,057
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%	07/23/20	200,000	203,905
4.46%	07/23/22	200,000	208,793
4.91%	07/23/25	235,000	247,365
6.48%	10/23/45	250,000	288,521
Chevron Corp.
1.37%	03/02/18	200,000	199,778
1.72%	06/24/18	750,000	752,184
2.19%	11/15/19	55,000	55,522
2.41%	03/03/22	145,000	143,600
2.43%	06/24/20	75,000	75,704
2.95%	05/16/26	100,000	98,222
Chubb INA Holdings Inc.
2.70%	03/13/23	250,000	247,121
4.35%	11/03/45	200,000	210,827
Cigna Corp.
5.38%	02/15/42	250,000	278,015
Cisco Systems Inc.
1.65%	06/15/18	200,000	200,572
2.13%	03/01/19	200,000	202,589
2.90%	03/04/21	125,000	127,803
5.90%	02/15/39	500,000	633,928
Citigroup Inc.
2.65%	10/26/20	750,000	749,950
2.90%	12/08/21	200,000	199,266
3.88%	03/26/25	250,000	248,034
4.30%	11/20/26	200,000	201,576
4.45%	09/29/27	250,000	254,168
4.75%	05/18/46	200,000	199,840
5.88%	01/30/42	272,000	321,697
6.13%	08/25/36	255,000	295,449
CME Group Inc.
3.00%	03/15/25	250,000	249,544
CNA Financial Corp.
5.88%	08/15/20	781,000	862,158
Colgate-Palmolive Co.
3.25%	03/15/24	250,000	258,143
Comcast Corp.
4.25%	01/15/33	1,000,000	1,039,161
5.15%	03/01/20	500,000	545,746
Commonwealth Bank of Australia
2.30%	09/06/19	350,000	350,886
Commonwealth Edison Co.
3.10%	11/01/24	150,000	150,056
4.60%	08/15/43	250,000	268,715
4.70%	01/15/44	175,000	192,394
Compass Bank
3.88%	04/10/25	250,000	237,608

ConocoPhillips
6.50%	02/01/39	500,000	631,948
Consolidated Edison Company of New York Inc.
3.30%	12/01/24	350,000	355,312
3.95%	03/01/43	250,000	241,484
Constellation Brands Inc.
3.75%	05/01/21	220,000	227,146
3.88%	11/15/19	15,000	15,526
4.25%	05/01/23	270,000	279,960
4.75%	11/15/24 - 12/01/25	400,000	424,300
6.00%	05/01/22	220,000	248,125
Cooperatieve Rabobank UA
2.25%	01/14/19	250,000	251,250
2.50%	01/19/21	250,000	249,756
3.95%	11/09/22	500,000	513,787
4.63%	12/01/23	250,000	262,739
Corning Inc.
2.90%	05/15/22	255,000	255,460
Corporation Andina de Fomento
2.13%	09/27/21	300,000	290,451
4.38%	06/15/22	250,000	265,215
Costco Wholesale Corp.
2.25%	02/15/22	85,000	84,161
COX Communications Inc.
4.70%	12/15/42	218,000	189,231	(d)
Credit Suisse AG
2.30%	05/28/19	350,000	350,767
3.63%	09/09/24	250,000	251,364
5.30%	08/13/19	500,000	539,281
Credit Suisse Group Funding Guernsey Ltd.
4.88%	05/15/45	250,000	256,127
CSX Corp.
2.60%	11/01/26	200,000	186,931
4.10%	03/15/44	318,000	307,608
CVS Health Corp.
2.25%	12/05/18	500,000	504,283
2.75%	12/01/22	500,000	491,993
3.38%	08/12/24	250,000	250,476
Deere & Co.
3.90%	06/09/42	471,000	470,699
Delmarva Power & Light Co.
4.15%	05/15/45	200,000	204,527
Delphi Corp.
4.15%	03/15/24	150,000	154,439
Deutsche Bank AG
2.95%	08/20/20	250,000	245,926
3.38%	05/12/21	250,000	247,260
Deutsche Telekom International Finance BV
8.75%	06/15/30	250,000	366,929
Devon Energy Corp.
3.25%	05/15/22	500,000	496,309
5.00%	06/15/45	100,000	98,051
Diageo Investment Corp.
2.88%	05/11/22	500,000	502,468
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
3.48%	06/01/19	200,000	204,110	(d)
6.02%	06/15/26	190,000	205,559	(d)
8.10%	07/15/36	200,000	237,609	(d)
Discover Bank
4.20%	08/08/23	350,000	364,258

Discovery Communications LLC
3.25%	04/01/23	325,000	316,516
3.45%	03/15/25	135,000	128,698
Dr Pepper Snapple Group Inc.
2.53%	11/15/21	200,000	198,642
3.13%	12/15/23	200,000	199,808
3.43%	06/15/27	200,000	199,058
DTE Electric Co.
3.70%	03/15/45	145,000	138,341
DTE Energy Co.
3.85%	12/01/23	250,000	258,363
Duke Energy Corp.
3.05%	08/15/22	1,639,000	1,645,612
Duke Energy Florida LLC
3.40%	10/01/46	400,000	355,122
eBay Inc.
3.80%	03/09/22	145,000	149,656
Ecopetrol S.A.
4.13%	01/16/25	250,000	234,125
7.63%	07/23/19	345,000	386,814
Eli Lilly & Co.
2.75%	06/01/25	45,000	43,806
Emera US Finance LP
3.55%	06/15/26	60,000	58,896	(d)
Emerson Electric Co.
2.63%	02/15/23	500,000	495,597
Enbridge Energy Partners LP
5.88%	10/15/25	125,000	139,192
Enbridge Inc.
3.50%	06/10/24	65,000	63,230
Energy Transfer Partners LP
6.50%	02/01/42	250,000	269,668
6.70%	07/01/18	701,000	744,601
EnLink Midstream Partners LP
5.60%	04/01/44	150,000	144,222
Entergy Louisiana LLC
4.05%	09/01/23	250,000	261,746
Enterprise Products Operating LLC
3.70%	02/15/26	35,000	35,079
3.90%	02/15/24	175,000	180,293
4.45%	02/15/43	442,000	418,155
EOG Resources Inc.
2.45%	04/01/20	175,000	175,150
3.15%	04/01/25	80,000	78,393
ERP Operating LP (REIT)
3.00%	04/15/23	250,000	246,301
European Bank for Reconstruction & Development
1.13%	08/24/20	200,000	194,980
European Investment Bank
1.25%	05/15/19	300,000	297,215
1.38%	09/15/21	1,000,000	961,911
1.63%	12/15/20	1,000,000	984,821
3.25%	01/29/24	1,000,000	1,043,745
Eversource Energy
1.45%	05/01/18	250,000	249,142
3.15%	01/15/25	125,000	123,256
Exelon Generation Company LLC
2.95%	01/15/20	250,000	252,847
Export-Import Bank of Korea
2.38%	08/12/19	500,000	505,025

Express Scripts Holding Co.
4.75%	11/15/21	474,000	508,637
Exxon Mobil Corp.
1.31%	03/06/18	200,000	199,927
1.71%	03/01/19	200,000	200,386
2.71%	03/06/25	250,000	243,044
3.04%	03/01/26	50,000	49,860
3.18%	03/15/24	250,000	252,776
FedEx Corp.
2.70%	04/15/23	200,000	197,126
4.75%	11/15/45	195,000	201,563
Fifth Third BanCorp
4.50%	06/01/18	500,000	515,772
Fifth Third Bank
2.88%	10/01/21	230,000	232,520
FirstEnergy Corp.
2.75%	03/15/18	25,000	25,224
4.25%	03/15/23	30,000	30,984
7.38%	11/15/31	55,000	70,763
Florida Power & Light Co.
4.13%	02/01/42	500,000	511,870
Ford Motor Co.
4.35%	12/08/26	200,000	201,810
4.75%	01/15/43	450,000	426,463
5.29%	12/08/46	300,000	303,335
Ford Motor Credit Company LLC
2.46%	03/27/20	250,000	246,628
2.60%	11/04/19	250,000	249,508
3.22%	01/09/22	250,000	246,957
5.00%	05/15/18	200,000	207,799
General Electric Co.
1.63%	04/02/18	200,000	200,627	(c)
5.50%	01/08/20	1,000,000	1,095,041	(c)
6.75%	03/15/32	1,250,000	1,661,781	(c)
General Mills Inc.
3.65%	02/15/24	250,000	259,602
General Motors Co.
3.50%	10/02/18	200,000	203,942
5.20%	04/01/45	250,000	240,546
General Motors Financial Company Inc.
3.15%	01/15/20	150,000	150,850
3.70%	05/09/23	200,000	196,586
4.38%	09/25/21	100,000	103,637
5.25%	03/01/26	155,000	163,012
Georgia Power Co.
4.30%	03/15/42	472,000	480,896
Georgia-Pacific LLC
8.88%	05/15/31	150,000	221,873
Gilead Sciences Inc.
1.85%	09/04/18	200,000	200,719
3.70%	04/01/24	500,000	512,638
4.80%	04/01/44	250,000	259,102
Great Plains Energy Inc.
4.85%	06/01/21	1,004,000	1,068,748
Halliburton Co.
3.50%	08/01/23	900,000	912,929
Harris Corp.
3.83%	04/27/25	250,000	253,647
4.85%	04/27/35	40,000	41,963

HCP Inc. (REIT)
2.63%	02/01/20	500,000	500,378
Hewlett Packard Enterprise Co.
6.35%	10/15/45	250,000	252,114
Honeywell International Inc.
3.35%	12/01/23	450,000	462,239
Hospitality Properties Trust
4.65%	03/15/24	250,000	248,896
HP Inc.
6.00%	09/15/41	262,000	263,839
HSBC Bank USA NA
5.88%	11/01/34	500,000	581,282
HSBC Finance Corp.
6.68%	01/15/21	250,000	280,796
HSBC Holdings PLC
3.90%	05/25/26	250,000	251,349
5.10%	04/05/21	1,000,000	1,079,819
HSBC USA Inc.
2.38%	11/13/19	350,000	350,729
Huntington Bancshares Inc.
3.15%	03/14/21	250,000	253,317
Husky Energy Inc.
4.00%	04/15/24	100,000	101,704
Illinois Tool Works Inc.
2.65%	11/15/26	200,000	190,885
3.50%	03/01/24	250,000	259,338
Indiana Michigan Power Co.
3.20%	03/15/23	750,000	756,456
Ingersoll-Rand Global Holding Company Ltd.
4.25%	06/15/23	200,000	211,310
Intel Corp.
2.60%	05/19/26	250,000	241,433
4.25%	12/15/42	186,000	187,406
Inter-American Development Bank
1.00%	05/13/19	800,000	788,594
1.25%	09/14/21	400,000	385,251
2.13%	01/15/25	500,000	483,544
3.00%	02/21/24	500,000	515,990
International Bank for Reconstruction & Development
0.88%	07/19/18	1,000,000	993,589
0.88%	08/15/19	1,000,000	978,325
2.25%	06/24/21	1,000,000	1,005,789
2.50%	07/29/25	500,000	495,198
International Business Machines Corp.
4.00%	06/20/42	500,000	499,144
International Finance Corp.
1.25%	07/16/18	500,000	499,287
International Paper Co.
3.65%	06/15/24	500,000	504,993
Interstate Power & Light Co.
3.25%	12/01/24	350,000	350,488
Intesa Sanpaolo S.p.A.
3.88%	01/15/19	200,000	203,513
Invesco Finance PLC
3.13%	11/30/22	500,000	503,110
Jabil Circuit Inc.
4.70%	09/15/22	223,000	227,460
Jefferies Group LLC
5.13%	01/20/23	250,000	261,388

John Deere Capital Corp.
1.95%	12/13/18	500,000	502,536
Johnson & Johnson
2.45%	12/05/21 - 03/01/26	425,000	426,718
4.38%	12/05/33	250,000	273,726
Johnson Controls International PLC
3.63%	07/02/24	80,000	81,036	(h)
JPMorgan Chase & Co.
1.70%	03/01/18	200,000	199,957
2.25%	01/23/20	250,000	249,255
2.75%	06/23/20	250,000	252,088
2.97%	01/15/23	200,000	199,097
3.13%	01/23/25	250,000	244,075
3.25%	09/23/22	436,000	440,433
3.38%	05/01/23	250,000	248,848
4.50%	01/24/22	703,000	757,402
6.30%	04/23/19	1,000,000	1,092,316
6.40%	05/15/38	500,000	646,861
Kellogg Co.
2.65%	12/01/23	200,000	193,247
KeyCorp
2.30%	12/13/18	170,000	170,979
2.90%	09/15/20	125,000	126,387
Kimberly-Clark Corp.
1.90%	05/22/19	220,000	221,310
2.65%	03/01/25	55,000	53,428
3.20%	07/30/46	125,000	108,448
Kinder Morgan Energy Partners LP
2.65%	02/01/19	740,000	743,627
5.00%	08/15/42	442,000	421,690
Kinder Morgan Inc.
4.30%	06/01/25	115,000	118,252
5.05%	02/15/46	150,000	148,208
5.30%	12/01/34	300,000	304,026
KLA-Tencor Corp.
4.65%	11/01/24	215,000	227,336
Koninklijke Philips N.V.
3.75%	03/15/22	500,000	520,404
5.75%	03/11/18	200,000	209,579
Kraft Heinz Foods Co.
2.00%	07/02/18	200,000	200,013
5.00%	06/04/42	500,000	511,051
5.20%	07/15/45	150,000	156,730
Kreditanstalt fuer Wiederaufbau
0.88%	04/19/18	500,000	497,263
1.00%	09/07/18	400,000	397,404
1.50%	02/06/19 - 06/15/21	700,000	685,629
2.00%	10/04/22 - 05/02/25	1,750,000	1,709,048
4.50%	07/16/18	1,567,000	1,641,470
L-3 Communications Corp.
3.85%	12/15/26	200,000	198,506
5.20%	10/15/19	500,000	537,534
Laboratory Corporation of America Holdings
4.00%	11/01/23	200,000	204,682
Lam Research Corp.
3.80%	03/15/25	115,000	114,979
Landwirtschaftliche Rentenbank
1.88%	09/17/18	500,000	504,068

Lincoln National Corp.
3.63%	12/12/26	200,000	199,233
4.20%	03/15/22	317,000	335,194
Lloyds Bank PLC
2.70%	08/17/20	250,000	251,646
Lloyds Banking Group PLC
4.65%	03/24/26	250,000	252,879
Lockheed Martin Corp.
3.60%	03/01/35	55,000	52,165
4.25%	11/15/19	500,000	532,261
4.70%	05/15/46	250,000	271,383
Loews Corp.
2.63%	05/15/23	400,000	388,300
Lowe’s Companies Inc.
2.50%	04/15/26	230,000	218,097
3.12%	04/15/22	750,000	767,629
3.38%	09/15/25	30,000	30,473
LyondellBasell Industries N.V.
6.00%	11/15/21	250,000	283,270
Macy’s Retail Holdings Inc.
3.88%	01/15/22	500,000	511,637
Marsh & McLennan Companies Inc.
4.05%	10/15/23	250,000	263,585
Masco Corp.
4.38%	04/01/26	15,000	15,256
Mastercard Inc.
2.00%	11/21/21	200,000	198,108
2.95%	11/21/26	200,000	197,456
McDonald’s Corp.
1.88%	05/29/19	500,000	498,779
3.70%	02/15/42	250,000	222,339
McKesson Corp.
3.80%	03/15/24	250,000	257,382
Mead Johnson Nutrition Co.
4.13%	11/15/25	110,000	112,315
Medtronic Inc.
1.38%	04/01/18	200,000	199,631
1.50%	03/15/18	200,000	199,977
3.63%	03/15/24	200,000	207,898
4.50%	03/15/42	250,000	260,371
4.63%	03/15/44 - 03/15/45	400,000	429,906
Memorial Sloan-Kettering Cancer Center
4.13%	07/01/52	395,000	380,563
Merck & Company Inc.
1.30%	05/18/18	200,000	199,763
2.40%	09/15/22	878,000	859,726
2.75%	02/10/25	70,000	68,640
MetLife Inc.
4.13%	08/13/42	250,000	245,565
6.50%	12/15/32	250,000	313,565
Microsoft Corp.
1.10%	08/08/19	200,000	197,221
1.30%	11/03/18	200,000	199,801
1.55%	08/08/21	500,000	484,500
2.40%	08/08/26	200,000	188,757
3.45%	08/08/36	200,000	189,743
3.50%	02/12/35	65,000	62,465
3.75%	05/01/43	300,000	283,024
4.45%	11/03/45	425,000	451,881

Mitsubishi UFJ Financial Group Inc.
2.76%	09/13/26	250,000	234,474
Molson Coors Brewing Co.
3.00%	07/15/26	95,000	89,671
Monsanto Co.
3.95%	04/15/45	150,000	131,353
4.20%	07/15/34	70,000	67,186
Moody’s Corp.
4.88%	02/15/24	250,000	269,984
Morgan Stanley
2.38%	07/23/19	350,000	350,843
2.63%	11/17/21	200,000	197,401
2.80%	06/16/20	230,000	231,720
3.13%	07/27/26	250,000	238,489
3.95%	04/23/27	250,000	247,099
4.00%	07/23/25	95,000	97,248
4.10%	05/22/23	250,000	256,369
4.35%	09/08/26	250,000	254,733
4.88%	11/01/22	250,000	267,644
5.50%	07/28/21	898,000	994,241
6.63%	04/01/18	433,000	457,849
Motorola Solutions Inc.
3.50%	09/01/21	250,000	251,798
MUFG Americas Holdings Corp.
3.00%	02/10/25	250,000	239,697
Nabors Industries Inc.
5.50%	01/15/23	200,000	208,250	(d)
National Australia Bank Ltd.
2.30%	07/25/18	500,000	503,810
National Retail Properties Inc.
3.60%	12/15/26	200,000	196,725
NetApp Inc.
3.38%	06/15/21	210,000	213,102
Newmont Mining Corp.
3.50%	03/15/22	250,000	253,847
Nexen Energy ULC
6.40%	05/15/37	500,000	592,598
NIKE Inc.
2.38%	11/01/26	250,000	235,501
Nisource Finance Corp.
3.85%	02/15/23	574,000	592,450
Noble Energy Inc.
8.25%	03/01/19	500,000	561,411
Nordic Investment Bank
0.88%	09/27/18	300,000	297,355
Norfolk Southern Corp.
4.80%	08/15/43	250,000	271,612
Northrop Grumman Corp.
1.75%	06/01/18	750,000	751,357
Novartis Capital Corp.
2.40%	09/21/22	552,000	544,623
3.00%	11/20/25	250,000	247,896
Occidental Petroleum Corp.
1.50%	02/15/18	500,000	500,398
3.00%	02/15/27	200,000	193,210
3.40%	04/15/26	140,000	140,857
4.10%	02/15/47	200,000	194,397
Oesterreichische Kontrollbank AG
1.13%	04/26/19	200,000	197,307

Omega Healthcare Investors Inc.
4.50%	04/01/27	200,000	191,653
Omnicom Group Inc.
3.63%	05/01/22	500,000	512,975
ONEOK Partners LP
6.13%	02/01/41	312,000	342,617
Oracle Corp.
1.90%	09/15/21	200,000	195,252
2.25%	10/08/19	250,000	252,911
2.65%	07/15/26	300,000	284,331
3.25%	05/15/30	250,000	243,149
3.63%	07/15/23	125,000	130,864
4.00%	07/15/46	200,000	190,898
4.30%	07/08/34	500,000	516,217
Orange S.A.
9.00%	03/01/31	250,000	375,250
Owens Corning
4.20%	12/15/22	250,000	259,353
Pacific Gas & Electric Co.
6.05%	03/01/34	611,000	763,566
PacifiCorp
6.25%	10/15/37	153,000	197,875
Parker-Hannifin Corp.
4.20%	11/21/34	350,000	357,090
Pentair Finance S.A.
3.15%	09/15/22	500,000	489,125
PepsiCo Inc.
1.85%	04/30/20	250,000	247,677
2.75%	03/01/23	250,000	249,459
4.45%	04/14/46	250,000	265,723
Petroleos Mexicanos
3.50%	07/18/18	500,000	504,500
4.50%	01/23/26	100,000	91,100
5.38%	03/13/22	300,000	307,194	(d)
5.50%	01/21/21 - 06/27/44	558,000	562,643
6.38%	01/23/45	250,000	227,500
6.50%	03/13/27	200,000	206,300	(d)
6.50%	06/02/41	167,000	156,404
6.75%	09/21/47	113,000	106,762	(d)
6.88%	08/04/26	250,000	263,750	(d)
Pfizer Inc.
1.20%	06/01/18	200,000	199,446
1.70%	12/15/19	400,000	399,419
2.20%	12/15/21	400,000	398,734
3.00%	12/15/26	200,000	197,233
4.00%	12/15/36	400,000	409,121
4.13%	12/15/46	200,000	203,018
4.30%	06/15/43	350,000	361,599
Philip Morris International Inc.
3.88%	08/21/42	442,000	409,604
Plains All American Pipeline LP/PAA Finance Corp.
3.85%	10/15/23	500,000	494,624
4.50%	12/15/26	200,000	202,600
PNC Bank NA
1.70%	12/07/18	500,000	498,991
2.25%	07/02/19	500,000	502,839
2.55%	12/09/21	250,000	249,965
2.95%	02/23/25	400,000	392,259

Potash Corporation of Saskatchewan Inc.
3.63%	03/15/24	250,000	248,159
4.00%	12/15/26	200,000	200,973
PPL Capital Funding Inc.
3.40%	06/01/23	500,000	502,874
President and Fellows of Harvard College
3.15%	07/15/46	50,000	44,633
Principal Financial Group Inc.
3.40%	05/15/25	250,000	248,075
Prologis LP (REIT)
4.25%	08/15/23	250,000	265,119
Prudential Financial Inc.
5.63%	05/12/41	225,000	259,001
7.38%	06/15/19	350,000	393,838
Public Service Company of Colorado
3.95%	03/15/43	250,000	248,979
Public Service Electric & Gas Co.
1.80%	06/01/19	250,000	249,657
2.38%	05/15/23	500,000	488,166
3.05%	11/15/24	250,000	251,650
Puget Energy Inc.
3.65%	05/15/25	300,000	295,270
QUALCOMM Inc.
1.40%	05/18/18	200,000	199,943
4.65%	05/20/35	150,000	158,327
Quest Diagnostics Inc.
3.50%	03/30/25	150,000	148,024
4.25%	04/01/24	250,000	260,457
Qwest Corp.
6.75%	12/01/21	500,000	542,500
Raytheon Co.
3.15%	12/15/24	90,000	91,504
Realty Income Corp. (REIT)
4.65%	08/01/23	500,000	535,528
Regions Bank
2.25%	09/14/18	250,000	250,777
Republic Services Inc.
3.20%	03/15/25	250,000	247,642
5.50%	09/15/19	500,000	543,878
Rio Tinto Finance USA Ltd.
5.20%	11/02/40	650,000	738,236
Rogers Communications Inc.
2.90%	11/15/26	200,000	188,120
3.00%	03/15/23	250,000	248,122
3.63%	12/15/25	60,000	60,590
Roper Technologies Inc.
3.80%	12/15/26	200,000	201,245
Royal Bank of Canada
1.80%	07/30/18	200,000	200,607
2.15%	03/06/20	250,000	248,502
Royal Bank of Scotland Group PLC
3.88%	09/12/23	200,000	191,837
S&P Global Inc.
4.40%	02/15/26	250,000	264,109
San Diego Gas & Electric Co.
3.60%	09/01/23	500,000	522,840
Sanofi
1.25%	04/10/18	500,000	498,970
Santander Holdings USA Inc.
2.65%	04/17/20	150,000	148,570

Santander UK PLC
2.38%	03/16/20	250,000	248,461
3.05%	08/23/18	250,000	253,903
Scripps Networks Interactive Inc.
3.90%	11/15/24	250,000	253,755
Seagate HDD Cayman
3.75%	11/15/18	125,000	128,078
4.75%	06/01/23	250,000	247,813
Sempra Energy
4.05%	12/01/23	250,000	260,816
Shell International Finance BV
1.63%	11/10/18	200,000	200,328
2.00%	11/15/18	225,000	226,461
4.00%	05/10/46	250,000	238,564
4.13%	05/11/35	250,000	254,858
4.38%	03/25/20	1,000,000	1,067,568
Shire Acquisitions Investments Ireland DAC
3.20%	09/23/26	150,000	139,977
Simon Property Group LP (REIT)
2.75%	02/01/23	621,000	611,719
South Carolina Electric & Gas Co.
5.10%	06/01/65	150,000	164,078
Southern California Edison Co.
3.60%	02/01/45	825,000	778,699
Southern Copper Corp.
5.88%	04/23/45	255,000	249,918
Southwest Airlines Co.
3.00%	11/15/26	200,000	188,221
Spectra Energy Capital LLC
3.30%	03/15/23	250,000	241,436
Spectra Energy Partners LP
3.50%	03/15/25	250,000	243,870
Stanley Black & Decker Inc.
2.90%	11/01/22	250,000	250,910
Statoil ASA
2.45%	01/17/23	750,000	731,354
Sumitomo Mitsui Banking Corp.
2.45%	01/16/20	250,000	249,322
2.50%	07/19/18	500,000	503,945
Sumitomo Mitsui Financial Group Inc.
3.01%	10/19/26	500,000	477,748
Suncor Energy Inc.
6.85%	06/01/39	250,000	330,888
Sunoco Logistics Partners Operations LP
5.95%	12/01/25	250,000	278,177
SunTrust Banks Inc.
2.35%	11/01/18	350,000	353,036
Target Corp.
4.00%	07/01/42	500,000	496,243
TD Ameritrade Holding Corp.
2.95%	04/01/22	250,000	252,859
Telefonica Emisiones SAU
3.19%	04/27/18	200,000	202,848
5.88%	07/15/19	1,000,000	1,083,382
Teva Pharmaceutical Finance Netherlands III BV
1.40%	07/20/18	300,000	297,504
1.70%	07/19/19	300,000	294,629
3.15%	10/01/26	300,000	276,163
Texas Instruments Inc.
1.75%	05/01/20	250,000	247,095

The Allstate Corp.
3.28%	12/15/26	100,000	100,181
4.20%	12/15/46	100,000	101,839
The Allstate Corp. 2.94% + 3 month USD LIBOR
5.75%	08/15/53	250,000	258,475	(f)
The Bank of New York Mellon Corp.
2.20%	05/15/19	500,000	502,818
2.80%	05/04/26	30,000	28,848
3.00%	02/24/25	105,000	103,119
The Bank of Nova Scotia
1.95%	01/15/19	250,000	250,154
2.05%	10/30/18	250,000	250,955
The Boeing Co.
0.95%	05/15/18	325,000	323,490
3.30%	03/01/35	65,000	60,725
3.38%	06/15/46	150,000	136,300
The Charles Schwab Corp.
2.20%	07/25/18	200,000	201,474
The Clorox Co.
3.50%	12/15/24	250,000	255,229
The Coca-Cola Co.
1.15%	04/01/18	250,000	249,400
2.45%	11/01/20	500,000	504,770
The Dow Chemical Co.
3.00%	11/15/22	437,000	436,700
4.38%	11/15/42	437,000	423,404
The Goldman Sachs Group Inc.
2.30%	12/13/19	200,000	199,813
2.75%	09/15/20	750,000	752,689
3.50%	11/16/26	250,000	244,875
3.85%	07/08/24	250,000	254,904
5.75%	01/24/22	500,000	561,575
6.25%	02/01/41	350,000	433,117
6.75%	10/01/37	700,000	863,096
The Home Depot Inc.
2.13%	09/15/26	245,000	225,633
2.63%	06/01/22	190,000	190,714
4.20%	04/01/43	250,000	257,082
4.40%	04/01/21	500,000	541,698
The Kroger Co.
3.85%	08/01/23	500,000	518,663
The Pepsi Bottling Group Inc.
7.00%	03/01/29	150,000	204,748
The Procter & Gamble Co.
1.70%	11/03/21	200,000	196,384
2.45%	11/03/26	200,000	191,352
The Progressive Corp.
4.35%	04/25/44	100,000	103,515
The Southern Co. 3.63% + 3 month USD LIBOR
5.50%	03/15/57	400,000	404,024	(f)
The Toronto-Dominion Bank
2.25%	11/05/19	250,000	251,365
2.63%	09/10/18	250,000	253,785
The Travelers Companies Inc.
5.35%	11/01/40	250,000	293,966
The Walt Disney Co.
2.30%	02/12/21	130,000	130,543
3.00%	07/30/46	60,000	50,910
3.15%	09/17/25	165,000	167,119

Thermo Fisher Scientific Inc.
3.30%	02/15/22	80,000	81,196
4.15%	02/01/24	25,000	26,005
Thomson Reuters Corp.
4.50%	05/23/43	150,000	140,429
Time Warner Cable LLC
4.50%	09/15/42	500,000	452,010
6.75%	07/01/18	788,000	841,152
Time Warner Inc.
6.10%	07/15/40	650,000	740,785
Total Capital International S.A.
2.75%	06/19/21	250,000	252,726
Toyota Motor Credit Corp.
1.38%	01/10/18	1,000,000	998,625
1.55%	07/13/18	200,000	199,917
2.10%	01/17/19	200,000	201,027
TransAlta Corp.
4.50%	11/15/22	873,000	857,004
TransCanada PipeLines Ltd.
7.63%	01/15/39	350,000	500,302
Tyco Electronics Group S.A.
2.38%	12/17/18	80,000	80,755
Tyson Foods Inc.
2.65%	08/15/19	250,000	252,274
4.88%	08/15/34	70,000	71,230
Unilever Capital Corp.
2.00%	07/28/26	250,000	227,917
2.20%	03/06/19	400,000	403,895
Union Electric Co.
3.65%	04/15/45	135,000	127,369
Union Pacific Corp.
4.75%	12/15/43	250,000	271,718
United Airlines 2013-1 Class A Pass Through Trust
4.30%	02/15/27	225,539	232,305
United Parcel Service Inc.
2.45%	10/01/22	875,000	870,397
United Technologies Corp.
4.50%	06/01/42	458,000	489,307
UnitedHealth Group Inc.
3.10%	03/15/26	350,000	344,706
3.45%	01/15/27	200,000	202,953
4.63%	07/15/35	45,000	48,975
6.88%	02/15/38	250,000	339,669
US Bank NA
2.80%	01/27/25	350,000	341,106
Vale Overseas Ltd.
6.88%	11/10/39	400,000	389,000
Valero Energy Corp.
6.63%	06/15/37	500,000	584,321
Valero Energy Partners LP
4.38%	12/15/26	200,000	202,356
Ventas Realty LP/Ventas Capital Corp.
2.00%	02/15/18	500,000	500,973
VEREIT Operating Partnership LP
3.00%	02/06/19	30,000	29,925
4.13%	06/01/21	15,000	15,225
4.60%	02/06/24	20,000	20,100
4.88%	06/01/26	25,000	25,321

Verizon Communications Inc.
3.85%	11/01/42	436,000	377,085
4.40%	11/01/34	250,000	246,373
4.52%	09/15/48	150,000	143,544
5.05%	03/15/34	250,000	262,885
5.15%	09/15/23	1,250,000	1,380,739
6.40%	09/15/33	500,000	602,446
6.55%	09/15/43	250,000	311,702
Viacom Inc.
3.25%	03/15/23	200,000	190,007
5.85%	09/01/43	100,000	97,839
Virginia Electric and Power Co.
4.65%	08/15/43	500,000	541,744
Visa Inc.
4.30%	12/14/45	350,000	368,667
Vodafone Group PLC
2.50%	09/26/22	376,000	360,187
4.38%	02/19/43	250,000	220,796
Voya Financial Inc.
2.90%	02/15/18	191,000	193,343
Wabtec Corp.
3.45%	11/15/26	200,000	191,963	(d)
Wal-Mart Stores Inc.
6.50%	08/15/37	1,000,000	1,353,074
Walgreens Boots Alliance Inc.
1.75%	05/30/18	200,000	200,169
3.45%	06/01/26	55,000	53,910
4.50%	11/18/34	155,000	155,737
Waste Management Inc.
2.90%	09/15/22	500,000	502,066
Wells Fargo & Co.
1.50%	01/16/18	500,000	499,345
2.15%	01/30/20	920,000	915,074
2.50%	03/04/21	240,000	238,021
4.13%	08/15/23	250,000	258,408
4.40%	06/14/46	250,000	238,786
4.65%	11/04/44	150,000	147,353
4.75%	12/07/46	200,000	201,870
5.61%	01/15/44	569,000	643,529
Wells Fargo Bank NA
2.15%	12/06/19	250,000	249,819
Welltower Inc. (REIT)
2.25%	03/15/18	500,000	502,072
5.13%	03/15/43	250,000	257,235
Western Gas Partners LP
5.45%	04/01/44	150,000	154,223
Westpac Banking Corp.
2.00%	08/19/21	500,000	484,924
4.32%	11/23/31	100,000	99,793	(f)
Weyerhaeuser Co. (REIT)
7.38%	03/15/32	100,000	126,482
Whirlpool Corp.
3.70%	05/01/25	250,000	251,917
Williams Partners LP
5.10%	09/15/45	150,000	142,309
5.80%	11/15/43	250,000	255,263
WPP Finance 2010
5.13%	09/07/42	191,000	190,720
Wyndham Worldwide Corp.
4.25%	03/01/22	250,000	258,270

Xcel Energy Inc.
3.30%	06/01/25	250,000	249,740
Zoetis Inc.
4.70%	02/01/43	250,000	242,897
			222,659,846

Non-Agency Collateralized Mortgage Obligations—0.3%
Citigroup Commercial Mortgage Trust 2014-GC25
4.02%	10/10/47	800,000	828,755
COMM 2012-CR1 Mortgage Trust
3.39%	05/15/45	500,000	520,941
COMM 2013-CCRE12 Mortgage Trust
4.05%	10/10/46	200,000	213,347
COMM 2013-CR11 Mortgage Trust
4.72%	10/10/46	1,000,000	1,081,288	(f)
COMM 2013-CR8 Mortgage Trust
3.61%	06/10/46	750,000	783,515	(f)
COMM 2015-PC1 Mortgage Trust
3.90%	07/10/50	500,000	521,708
JPMBB Commercial Mortgage Securities Trust 2013-C14
3.76%	08/15/46	750,000	787,834	(f)
Morgan Stanley Capital I Trust 2008-T29
6.28%	01/11/43	470,000	485,954	(f)
Wells Fargo Commercial Mortgage Trust 2012-LC5
4.69%	10/15/45	220,000	226,191	(f)
WF-RBS Commercial Mortgage Trust 2012-C10
2.88%	12/15/45	1,200,000	1,212,247
WF-RBS Commercial Mortgage Trust 2012-C7
3.43%	06/15/45	200,000	208,669
			6,870,449

Sovereign Bonds—0.4%
Government of Chile
3.63%	10/30/42	350,000	325,325
Government of Colombia
4.38%	07/12/21	300,000	314,250
5.00%	06/15/45	250,000	237,188
6.13%	01/18/41	250,000	270,000
Government of Hungary
5.38%	03/25/24	300,000	327,000
Government of Italy
5.38%	06/15/33	250,000	267,243
Government of Mexico
3.50%	01/21/21	250,000	254,000
4.35%	01/15/47	200,000	171,500
4.75%	03/08/44	702,000	638,118
5.75%	10/12/10	172,000	158,670
6.05%	01/11/40	130,000	140,595
Government of Panama
6.70%	01/26/36	250,000	303,375
Government of Peru
6.55%	03/14/37	297,000	372,884
7.35%	07/21/25	100,000	128,400
Government of Philippines
3.70%	03/01/41	200,000	191,515
4.00%	01/15/21	500,000	531,794
7.75%	01/14/31	500,000	702,866
Government of Poland
3.00%	03/17/23	147,000	144,060
3.25%	04/06/26	200,000	191,806
5.00%	03/23/22	500,000	544,675
6.38%	07/15/19	74,000	82,214

Government of South Africa
4.88%	04/14/26	200,000	199,000
5.38%	07/24/44	250,000	246,000
Government of Uruguay
4.50%	08/14/24	500,000	521,250
Japan Bank for International Cooperation
1.50%	07/21/21	400,000	383,154
1.75%	07/31/18	500,000	500,123
Province of Ontario Canada
1.25%	06/17/19	500,000	493,650
1.63%	01/18/19	300,000	299,823
Province of Quebec Canada
2.50%	04/20/26	500,000	480,540
			9,421,018

Municipal Bonds and Notes—0.3%
American Municipal Power Inc.
6.27%	02/15/50	200,000	242,550
Bay Area Toll Authority
6.26%	04/01/49	250,000	340,297
Chicago Transit Authority
6.90%	12/01/40	75,000	93,879
City of New York
5.97%	03/01/36	250,000	314,260
City Public Service Board of San Antonio
5.72%	02/01/41	200,000	251,868
Commonwealth of Massachusetts
4.50%	08/01/31	200,000	221,808
Dallas Area Rapid Transit
5.02%	12/01/48	75,000	87,842
6.00%	12/01/44	100,000	131,679
East Bay Municipal Utility District
5.87%	06/01/40	100,000	124,048
Florida Hurricane Catastrophe Fund Finance Corp.
3.00%	07/01/20	100,000	102,605
Los Angeles Department of Water & Power
6.57%	07/01/45	100,000	137,679
6.60%	07/01/50	90,000	126,023
Los Angeles Unified School District
5.76%	07/01/29	110,000	131,858
Metropolitan Transportation Authority
6.81%	11/15/40	250,000	331,990
Municipal Electric Authority of Georgia
6.64%	04/01/57	125,000	155,026
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	270,000	289,640
New York City Water & Sewer System
6.01%	06/15/42	250,000	328,083
North Texas Tollway Authority
6.72%	01/01/49	100,000	140,323
Port Authority of New York & New Jersey
4.46%	10/01/62	100,000	101,140
5.31%	08/01/46	200,000	215,934
San Diego County Water Authority Financing Corp.
6.14%	05/01/49	100,000	130,313
South Carolina State Public Service Authority
6.45%	01/01/50	150,000	197,835
State of California
5.70%	11/01/21	605,000	697,638
7.55%	04/01/39	200,000	295,930

State of Illinois
5.10%	06/01/33	550,000	486,101
State of Texas
5.52%	04/01/39	200,000	251,430
Texas Transportation Commission
5.03%	04/01/26	100,000	115,249
University of California
4.60%	05/15/31	100,000	110,269
4.77%	05/15/15	100,000	95,606
6.58%	05/15/49	100,000	130,024
University of North Carolina at Chapel Hill
3.85%	12/01/34	200,000	203,932
University of Texas System
4.79%	08/15/46	100,000	114,650
			6,697,509
FNMA (TBA)—0.0% *
Lehman
5.50%	TBA	384,555	12,152	(i,j)
Total Bonds and Notes
(Cost $716,413,089)			713,585,147

Exchange Traded Fund—3.2%	Number of Shares	Fair Value
SPDR Bloomberg Barclays High Yield Bond ETF
(Cost $72,005,250)	2,022,863	$73,733,356	(k)

Total Investments in Securities
(Cost $1,986,764,822)		2,252,212,597

Short-Term Investments—3.1%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.46%
(Cost $72,119,782)		72,119,782	(e,k,l)

Total Investments
(Cost $2,058,884,604)		2,324,332,379

Liabilities in Excess of Other Assets, net—(0.8)%		(18,455,886)

NET ASSETS—100.0%		$2,305,876,493

Other Information:

The Fund had the following long futures contracts open at December 31, 2016:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation
MSCI EAFE Mini Index Futures	March 2017	41	$3,434,980	$(10,287)
MSCI Emerging Market Mini Futures	March 2017	23	987,735	(28,112)
Russell 2000 Mini Index Futures	March 2017	12	814,140	(10,826)
S&P Mid 400 Emini Index Futures	March 2017	1	165,910	(2,647)
S&P 500 Emini Index Futures	March 2017	41	4,584,210	(27,431)

				$(79,303)

The Fund had the following short futures contracts open at December 31, 2016:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	March 2017	470	$(52,550,700)	$368,522

				$289,219

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	State Street Corp. is the parent company of SSGA Funds Management, Inc., the Fund’s investment adviser and administrator effective July 1, 2016, and State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

(c)	General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund’s investment adviser prior to July 1, 2016.

(d)	Pursuant to Rule 144A of the Securities Act of 1933, as amended, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, these securities amounted to $4,722,435 or 0.20% of the net assets of the GE Investments Total Return Fund. These securities have been determined to be liquid using procedures established by the Fund’s Board of Directors.

(e)	At December 31, 2016, all or a portion of this security was pledged to cover collateral requirements for futures and/or TBA’s.

(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.

(g)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(h)	Step coupon bond.

(i)	Security is in default.

(j)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by the State Street Variable Insurance Series Fund’s, Inc.’s Board of Directors.

(k)	Sponsored by SSGA Funds Management, Inc., the Funds’ investment adviser and administrator, effective July 1, 2016, and an affiliate of State Street Bank & Trust Co., the Funds’ sub-administrator, custodian and accounting agent.

(l)	Coupon amount represents effective yield.

†	Percentages are based on net assets as of December 31, 2016.
*	Less than 0.05%.
**	Amount is less than $0.50.
***	Less than 0.005%.

Abbreviations:

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LIBOR	London Interbank Offered Rate

MBIA	Municipal Bond Investors Assurance Corporation

NVDR	Non-Voting Depositary Receipt

REIT	Real Estate Investment Trust

SPDR	Standard and Poor’s Depositary Receipt

TBA	To Be Announced

The Fund was invested in the following countries/territories at December 31, 2016 (unaudited):

Country/Territory	Percentage (based on Fair Value)
United States	72.51%
Japan	4.17%
United Kingdom	3.44%
Canada	2.05%
Germany	1.82%

Switzerland	1.79%
France	1.75%
China	1.41%
Australia	1.35%
South Korea	0.80%
Netherlands	0.80%
Taiwan	0.66%
Spain	0.58%
Hong Kong	0.58%
Supranational	0.54%
Ireland	0.52%
Sweden	0.47%
India	0.44%
Brazil	0.43%
South Africa	0.40%
Mexico	0.38%
Singapore	0.34%
Italy	0.34%
Denmark	0.28%
Russian Federation	0.24%
Belgium	0.20%
Finland	0.16%
Norway	0.15%
Indonesia	0.14%
Malaysia	0.14%
Philippines	0.12%
Thailand	0.12%
Israel	0.11%
Poland	0.10%
Colombia	0.09%
Chile	0.08%
Turkey	0.06%
Qatar	0.05%
Luxembourg	0.04%
United Arab Emirates	0.04%
Austria	0.04%
Peru	0.04%
Bermuda	0.03%
Hungary	0.03%
Cayman Islands	0.03%
New Zealand	0.03%
Portugal	0.03%
Uruguay	0.02%
Greece	0.02%
Panama	0.01%
Guernsey	0.01%
Czech Republic	0.01%
Egypt	0.01%
Malta	0.00	%***
Puerto Rico	0.00	%***
Monaco	0.00	%***
United States Virgin Islands	0.00	%***
Jersey	0.00	%***

	100.00%

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at December 31, 2016 (unaudited):

Industry	Domestic	Foreign	Total
Diversified Banks	2.02%	3.38%	5.40%
Pharmaceuticals	1.86%	1.47%	3.33%
Exchange Traded Funds	3.17%	0.00%	3.17%
Integrated Oil & Gas	1.26%	1.08%	2.34%
Internet Software & Services	1.57%	0.50%	2.07%
Technology Hardware, Storage & Peripherals	1.37%	0.44%	1.81%
Integrated Telecommunication Services	0.96%	0.57%	1.53%
Semiconductors	1.01%	0.52%	1.53%
Industrial Conglomerates	0.96%	0.39%	1.35%
Biotechnology	1.02%	0.25%	1.27%
Systems Software	1.22%	0.04%	1.26%
Packaged Foods & Meats	0.55%	0.67%	1.22%
Electric Utilities	0.75%	0.37%	1.12%
Aerospace & Defense	0.83%	0.22%	1.05%
Healthcare Equipment	0.68%	0.32%	1.00%
Oil & Gas Exploration & Production	0.72%	0.26%	0.98%
Automobile Manufacturers	0.18%	0.78%	0.96%
Data Processing & Outsourced Services	0.88%	0.08%	0.96%
Life & Health Insurance	0.35%	0.58%	0.93%
Tobacco	0.61%	0.32%	0.93%
Internet & Direct Marketing Retail	0.85%	0.07%	0.92%
Household Products	0.67%	0.19%	0.86%
Regional Banks	0.54%	0.27%	0.81%
Soft Drinks	0.67%	0.06%	0.73%
Multi-Sector Holdings	0.61%	0.11%	0.72%
IT Consulting & Other Services	0.37%	0.32%	0.69%
Industrial Machinery	0.28%	0.41%	0.69%
Managed Healthcare	0.59%	0.02%	0.61%
Multi-Utilities	0.38%	0.22%	0.60%
Multi-Line Insurance	0.19%	0.40%	0.59%
Cable & Satellite	0.44%	0.15%	0.59%
Railroads	0.30%	0.29%	0.59%
Movies & Entertainment	0.54%	0.05%	0.59%
Restaurants	0.44%	0.14%	0.58%
Asset Management & Custody Banks	0.42%	0.14%	0.56%
Application Software	0.29%	0.26%	0.55%
Property & Casualty Insurance	0.18%	0.37%	0.55%
Wireless Telecommunication Services	0.00%	0.53%	0.53%
Investment Banking & Brokerage	0.40%	0.10%	0.50%
Diversified Chemicals	0.26%	0.23%	0.49%
Communications Equipment	0.38%	0.11%	0.49%
Specialty Chemicals	0.19%	0.28%	0.47%
Oil & Gas Equipment & Services	0.41%	0.06%	0.47%
Hypermarkets & Super Centers	0.33%	0.13%	0.46%
Home Improvement Retail	0.44%	0.01%	0.45%
Apparel, Accessories & Luxury Goods	0.11%	0.33%	0.44%
Retail REITs	0.23%	0.19%	0.42%
Electrical Components & Equipment	0.20%	0.20%	0.40%
Diversified Metals & Mining	0.00%	0.40%	0.40%
Personal Products	0.05%	0.34%	0.39%
Specialized REITs	0.39%	0.00%	0.39%
Food Retail	0.08%	0.30%	0.38%
Financial Exchanges & Data	0.23%	0.15%	0.38%
Oil & Gas Storage & Transportation	0.20%	0.18%	0.38%
Apparel Retail	0.21%	0.15%	0.36%
Air Freight & Logistics	0.28%	0.08%	0.36%
Oil & Gas Refining & Marketing	0.20%	0.15%	0.35%

Consumer Finance	0.31%	0.04%	0.35%
Trading Companies & Distributors	0.07%	0.25%	0.32%
Construction Machinery & Heavy Trucks	0.18%	0.13%	0.31%
Drug Retail	0.30%	0.00%	0.30%
Airlines	0.24%	0.05%	0.29%
Building Products	0.11%	0.17%	0.28%
Auto Parts & Equipment	0.02%	0.26%	0.28%
Life Sciences Tools & Services	0.23%	0.04%	0.27%
Electronic Components	0.08%	0.19%	0.27%
Brewers	0.03%	0.24%	0.27%
Healthcare Services	0.16%	0.11%	0.27%
Fertilizers & Agricultural Chemicals	0.14%	0.12%	0.26%
Construction Materials	0.06%	0.19%	0.25%
Construction & Engineering	0.04%	0.21%	0.25%
Diversified Real Estate Activities	0.00%	0.25%	0.25%
Steel	0.04%	0.20%	0.24%
Industrial Gases	0.12%	0.11%	0.23%
Semiconductor Equipment	0.12%	0.11%	0.23%
Research & Consulting Services	0.09%	0.14%	0.23%
Commodity Chemicals	0.06%	0.17%	0.23%
Distillers & Vintners	0.07%	0.13%	0.20%
General Merchandise Stores	0.16%	0.04%	0.20%
Hotels, Resorts & Cruise Lines	0.14%	0.05%	0.19%
Residential REITs	0.18%	0.01%	0.19%
Diversified Capital Markets	0.00%	0.19%	0.19%
Healthcare Distributors	0.15%	0.04%	0.19%
Insurance Brokers	0.09%	0.08%	0.17%
Gold	0.04%	0.13%	0.17%
Automotive Retail	0.14%	0.03%	0.17%
Footwear	0.13%	0.03%	0.16%
Office REITs	0.09%	0.07%	0.16%
Broadcasting	0.09%	0.06%	0.15%
Home Entertainment Software	0.10%	0.05%	0.15%
Electronic Equipment & Instruments	0.01%	0.13%	0.14%
Advertising	0.06%	0.08%	0.14%
Health Care REITs	0.14%	0.00%	0.14%
Gas Utilities	0.00%	0.13%	0.13%
Healthcare Supplies	0.05%	0.08%	0.13%
Electronic Manufacturing Services	0.00%	0.13%	0.13%
Paper Packaging	0.09%	0.04%	0.13%
Consumer Electronics	0.02%	0.11%	0.13%
Casinos & Gaming	0.01%	0.11%	0.12%
Reinsurance	0.00%	0.12%	0.12%
Department Stores	0.05%	0.07%	0.12%
Specialty Stores	0.09%	0.02%	0.11%
Healthcare Facilities	0.06%	0.05%	0.11%
Diversified REITs	0.00%	0.11%	0.11%
Home Building	0.05%	0.06%	0.11%
Environmental & Facilities Services	0.09%	0.02%	0.11%
Tires & Rubber	0.02%	0.08%	0.10%
Industrial REITs	0.05%	0.05%	0.10%
Real Estate Development	0.00%	0.10%	0.10%
Agricultural & Farm Machinery	0.06%	0.04%	0.10%
Real Estate Operating Companies	0.00%	0.10%	0.10%
Other Diversified Financial Services	0.00%	0.09%	0.09%
Thrifts & Mortgage Finance	0.00%	0.09%	0.09%
Leisure Products	0.04%	0.05%	0.09%
Agricultural Products	0.05%	0.03%	0.08%
Human Resource & Employment Services	0.01%	0.07%	0.08%
Diversified Support Services	0.02%	0.05%	0.07%

Food Distributors	0.05%	0.02%	0.07%
Water Utilities	0.02%	0.05%	0.07%
Highways & Railtracks	0.00%	0.07%	0.07%
Paper Products	0.00%	0.06%	0.06%
Heavy Electrical Equipment	0.00%	0.06%	0.06%
Home Furnishings	0.03%	0.03%	0.06%
Household Appliances	0.03%	0.03%	0.06%
Trucking	0.03%	0.03%	0.06%
Independent Power Producers & Energy Traders	0.02%	0.04%	0.06%
Copper	0.04%	0.02%	0.06%
Distributors	0.05%	0.01%	0.06%
Airport Services	0.00%	0.06%	0.06%
Alternative Carriers	0.03%	0.02%	0.05%
Hotel & Resort REITs	0.05%	0.00%	0.05%
Publishing	0.01%	0.04%	0.05%
Housewares & Specialties	0.04%	0.00%	0.04%
Marine	0.00%	0.04%	0.04%
Metal & Glass Containers	0.03%	0.01%	0.04%
Healthcare Technology	0.03%	0.01%	0.04%
Security & Alarm Services	0.00%	0.04%	0.04%
Oil & Gas Drilling	0.02%	0.02%	0.04%
Computer & Electronics Retail	0.02%	0.02%	0.04%
Coal & Consumable Fuels	0.00%	0.04%	0.04%
Motorcycle Manufacturers	0.02%	0.02%	0.04%
Home Furnishing Retail	0.01%	0.02%	0.03%
Education Services	0.00%	0.03%	0.03%
Marine Ports & Services	0.00%	0.03%	0.03%
Office Services & Supplies	0.01%	0.02%	0.03%
Leisure Facilities	0.00%	0.03%	0.03%
Aluminum	0.00%	0.02%	0.02%
Real Estate Services	0.02%	0.00%	0.02%
Technology Distributors	0.00%	0.02%	0.02%
Commercial Printing	0.00%	0.02%	0.02%
Mortgage REITs	0.02%	0.00%	0.02%
Specialized Consumer Services	0.02%	0.00%	0.02%
Renewable Electricity	0.00%	0.02%	0.02%
Silver	0.00%	0.01%	0.01%
Precious Metals & Minerals	0.00%	0.01%	0.01%
Forest Products	0.00%	0.01%	0.01%
Specialized Finance	0.00%	0.01%	0.01%
Textiles	0.00%	0.01%	0.01%

			66.20%

Sector	Percentage (based on Fair Value)
U.S. Treasuries	10.43%
Corporate Notes	9.58%
Agency Mortgage Backed	9.27%
Sovereign Bonds	0.40%
Non-Agency Collateralized Mortgage Obligations	0.30%
Municipal Bonds and Notes	0.29%
Agency Collateralized Mortgage Obligations	0.22%
Asset Backed	0.17%
U.S. Government Sponsored Agencies	0.04%
FNMA (TBA)	0.00	%***

	30.70%

Short-Term Investments
Short-Term Investments	3.10%

	3.10%

	100.00%

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to Closed-End Management Investment Companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

During the reporting period, there have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of the report included in Item 1 of this Form N-CSR, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Street Variable Insurance Series Funds, Inc.

By:	/s/ Jeanne M. La Porta
Jeanne M. La Porta
President, State Street Variable Insurance Series Funds, Inc.

Date: February 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeanne M. La Porta
Jeanne M. La Porta
President, State Street Variable Insurance Series Funds, Inc.

Date: February 17, 2017

By:	/s/ Arthur A. Jensen
Arthur A. Jensen
Treasurer, State Street Variable Insurance Series Funds, Inc.

Date: February 17, 2017